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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

Item 1 - Reports to Shareholders

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Balanced Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could their opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot

The portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio
manager

Gibson Smith

co-portfolio
manager

Performance Overview

Despite slowing job growth and weaker home sales, the economy continued to expand at a healthy pace in the six-month period ended June 30, 2006. Real gross domestic product grew at a robust 5.6% annual rate in the first quarter, while corporate earnings growth remained relatively robust. Nonetheless, higher energy prices and inflation fears kept investors on edge, driving interest rates higher. Adding to market volatility was uncertainty over Federal Reserve (Fed) monetary policy.

As of the start of the year, the Federal Reserve had raised the overnight Federal Funds rate 13 times since the summer of 2004, for a total of 325 basis points. At that point, many investors expected the Fed, now led by Chairman Ben Bernanke, to hold off on additional rate hikes while policymakers assessed the economic impact of earlier moves. Nonetheless, the potential for inflation persisted, and so did the Fed's tightening campaign. Chairman Bernanke seemed intent on reassuring markets of his commitment to inflation-fighting. As a result, the Fed raised overnight rates by an additional 100 basis points during the first six months of 2006. This left the Federal Funds rate at 5.25%, its highest level since March 2001. Meanwhile, rising interest rates and a reduction in foreign demand for long-term U.S. Treasury bonds pressured the bond market. Against this backdrop, the benchmark 10-year Treasury yield rose from 4.40% at the end of 2005 to 5.14% on June 30, 2006. Shorter-term Treasury yield ended the period slightly higher, as the yield curve once again inverted.

Janus Aspen Balanced Portfolio's Institutional and Service Shares advanced 1.72% and 1.62%, respectively, during the period, outpacing the internally calculated Balanced Index, a secondary benchmark of the Portfolio, which returned 0.98%. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio's primary benchmark, and 45% weighting in the Lehman Brothers Government/Credit Index, the Portfolio's other secondary benchmark, which returned 2.71% and (1.15)%, respectively.

Biotechnology, Pharmaceutical and Energy Holdings Contributed to Performance

Performance benefited from our careful stock selection on the equity side of the portfolio, as well as from an effective fixed-income investment strategy. Among our stock holdings, we capitalized on healthy performance by individual names in the pharmaceutical and biotechnology sector, as well as from several strong-performing stocks in the consumer services group.

The Portfolio's top-performing holding for the six-month period was biotechnology concern Celgene, which was bolstered by growing sales of its Thalomid drug, which is prescribed by many doctors to treat multiple myeloma, a bone marrow-based cancer. The company is also poised to benefit from expanded treatment indications for its drug Revlimid. Last December, the drug received Food and Drug Administration (FDA) approval as a treatment for myelodysplastic syndromes, a blood-borne cancer. Then, in late June, the FDA also approved Revlimid for use as a combination treatment for multiple myeloma.

Another standout, Swiss pharmaceutical maker Roche, reported double-digit revenue growth for the period, tied to robust demand for its cancer drugs and flu vaccine, Tamiflu. Most recently, the company received good news when its breast-cancer drug Herceptin was approved for sales in Europe.

Several energy stocks have also worked in our favor. These include Exxon Mobil and Suncor Energy, which have benefited from crude oil prices in excess of $70 per barrel. Our analysis suggests that supply gains will have a hard time keeping up with explosive worldwide demand, keeping upward pressure on prices.

Health Insurers and Internet Services Detracted from Results

On the downside, pressure on shares of health insurers Aetna and UnitedHealth Group hindered the Portfolio's performance. Aetna has faced concerns over its increasing cost trends, as well as profit taking from investors eager to lock in gains following the stock's impressive performance through 2005. Meanwhile, first-quarter profit-taking pulled down UnitedHealth, which was also overshadowed by a government investigation into its controversial executive compensation plan. Still encouraged by the health insurance group's long-term prospects, we increased our investment in Aetna while we continue to carefully monitor developments affecting the company. However, we liquidated our position in UnitedHealth.

Also proving detrimental was the Portfolio's exposure to Internet service companies Yahoo! and Expedia. While Yahoo!'s first-quarter results disappointed some investors, and we trimmed our position, Expedia battled increased competition in the online travel industry, prompting us to liquidate our holdings.

2 Janus Aspen Series June 30, 2006

(unaudited)

Fixed Income Holdings Performance Results for the Period

On the fixed-income side of the equation, we scaled back our corporate credit exposure and added to the Portfolio's weighting in Treasury securities, a tactic designed to add stability to the Portfolio.

Performance was also aided by our investment in General Motors Acceptance Corp (GMAC), the profitable financial arm of ailing automaker General Motors (GM). Early in the second quarter, GM announced that it was selling its 51% stake in GMAC to an investor group led by Cerberus Capital Management. GMAC should be able to raise capital at a more advantageous rate, in our opinion. This will help the company capitalize on its global footprint and strong presence in the automotive, mortgage and unsecured consumer lending businesses.

Looking Ahead

Our outlook at this time is generally positive, mainly because we believe that the Fed's tightening cycle may finally be winding down and that the economy appears to be fairly robust. We believe the economic expansion will remain on course, barring another shock in the energy market or a widespread decline in the housing market.

Regardless of the broader trends, our approach to investing in equities remains true to our long-standing strategy. By focusing on companies that combine stable earning potential with the ability to expand top-line revenue growth, we believe we're exposing shareholders to stocks that hold solid potential for appreciation. On the fixed-income side, individual bond selection continues to be increasingly important, as we see numerous credit situations that present more downside risk than upside potential. In comparison, equities' valuations remain attractive, especially considering the likely increase in risk appetites once the Fed ends its rate-hike campaign. In both the bond and stock markets we will continue to search for opportunities in an attempt to build a diversified Portfolio able to navigate a variety of market conditions.

Thank you for your continued investment in Janus Aspen Balanced Portfolio.

Janus Aspen Balanced Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Equity Contribution
Celgene Corp. Biopharmaceutical company - U.S.	0.89%
Roche Holding A.G. Pharmaceutical and diagnostic products developer and manufacturer - U.S.	0.52%
Suncor Energy, Inc. Energy company - Canada	0.51%
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	0.47%
Marriott International, Inc. - Class A Worldwide hotel operator and franchisor - U.S.	0.36%

5 Largest Detractors from Performance – Holdings

Equity Contribution
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.62)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.43)%
Expedia, Inc. Online travel services provider - U.S.	(0.37)%
EMC Corp. Enterprise storage systems provider - U.S.	(0.29)%
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.21)%

5 Largest Contributors to Performance – Sectors

	Equity Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	1.84%	11.69%	7.92%
Energy	1.52%	10.60%	9.80%
Consumer Services	0.94%	5.88%	1.65%
Transportation	0.63%	5.29%	1.90%
Diversified Financials	0.41%	11.70%	8.71%

5 Largest Detractors from Performance – Sectors

	Equity Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(1.18)%	6.57%	4.87%
Retailing	(0.42)%	6.24%	3.57%
Semiconductors & Semiconductor Equipment	(0.40)%	6.39%	2.99%
Software & Services	(0.21)%	4.66%	5.40%
Consumer Durables & Apparel	(0.20)%	0.66%	1.27%

Janus Aspen Series June 30, 2006 3

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.3%
Roche Holding A.G. Medical - Drugs	3.0%
Exxon Mobil Corp. Oil Companies - Integrated	2.9%
General Electric Co. Diversified Operations	2.6%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.5%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 1.9% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

4 Janus Aspen Series June 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Balanced Portfolio - Institutional Shares	1.72%	8.35%		4.65%		10.38%		11.13%
Janus Aspen Balanced Portfolio - Service Shares	1.62%	8.12%		4.39%		10.23%		11.04%
S&P 500® Index	2.71%	8.63%		2.49%		8.32%		10.22%
Lehman Brothers Government/Credit Index	(1.15)%	(1.52)%		5.13%		6.25%		5.77%
Balanced Index	0.98%	4.03%		4.00%		7.75%		8.50%
Lipper Quartile	N/A	1	st	2	nd	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Balanced Funds	N/A**	8/86		18/54		1/25		1/18

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the Portfolio's managers.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

**The fiscal year-to-date Lipper Ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,017.20	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,016.20	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16

*Expenses are equal to the annualized expense ratio of 0.58% for Institutional Shares and 0.83% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series June 30, 2006 5

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 62.8%
Advertising Sales - 0.7%
270,310	Lamar Advertising Co.*	$14,558,897
Aerospace and Defense - 1.1%
307,471	Lockheed Martin Corp.	22,057,970
Agricultural Chemicals - 1.8%
155,010	Syngenta A.G.*	20,603,759
542,154	Syngenta A.G. (ADR)*	14,399,610
		35,003,369
Automotive - Cars and Light Trucks - 0.7%
255,873	BMW A.G.**	12,776,795
Beverages - Non-Alcoholic - 1.1%
345,681	PepsiCo, Inc.	20,754,687
Casino Hotels - 1.1%
292,532	Harrah's Entertainment, Inc.	20,822,428
Computers - 0.8%
235,205	Research In Motion, Ltd. (U.S. Shares)*	16,410,253
Computers - Memory Devices - 1.1%
1,535,723	EMC Corp.*	16,846,881
104,465	SanDisk Corp.*	5,325,626
		22,172,507
Cosmetics and Toiletries - 1.7%
604,755	Procter & Gamble Co.	33,624,378
Dental Supplies and Equipment - 0.3%
182,485	Patterson Companies, Inc.*,#	6,374,201
Diversified Operations - 4.5%
1,542,365	General Electric Co.	50,836,350
417,428	Honeywell International, Inc.	16,822,348
2,736,000	Melco International Development, Ltd.	6,869,681
544,072	Tyco International, Ltd. (U.S. Shares)	14,961,980
		89,490,359
E-Commerce/Services - 1.1%
852,815	IAC/InterActiveCorp*	22,591,069
Electronic Components - Semiconductors - 3.6%
362,320	Advanced Micro Devices, Inc.*	8,847,854
45,398	Samsung Electronics Company, Ltd.**	28,853,749
1,122,414	Texas Instruments, Inc.	33,997,920
		71,699,523
Enterprise Software/Services - 0.7%
945,340	Oracle Corp.*	13,697,977
Finance - Credit Card - 1.2%
433,943	American Express Co.	23,094,446
Finance - Investment Bankers/Brokers - 7.0%
1,185,449	JP Morgan Chase & Co.	49,788,858
932,130	Merrill Lynch & Company, Inc.	64,838,963
515,000	Mitsubishi UFJ Securities Company, Ltd.**,#	6,642,258
146,725	UBS A.G. (ADR)	16,095,733
		137,365,812
Finance - Mortgage Loan Banker - 1.0%
401,830	Fannie Mae	19,328,023
Hotels and Motels - 2.4%
826,828	Marriott International, Inc. - Class A	31,518,683
256,647	Starwood Hotels & Resorts Worldwide, Inc.	15,486,080
		47,004,763

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 1.0%
405,515	Celgene Corp.*	$19,233,576
Medical - Drugs - 4.7%
175,864	Eli Lilly and Co.	9,720,003
362,016	Roche Holding A.G.	59,844,943
227,972	Sanofi-Aventis**	22,248,140
		91,813,086
Medical - HMO - 1.9%
943,496	Aetna, Inc.	37,673,795
Medical Instruments - 0.1%
119,785	Boston Scientific Corp.*	2,017,179
Medical Products - 0.7%
232,295	Johnson & Johnson	13,919,116
Networking Products - 0.2%
244,499	Cisco Systems, Inc.*	4,775,065
Oil Companies - Exploration and Production - 1.5%
580,575	EnCana Corp. (U.S. Shares)#	30,561,468
Oil Companies - Integrated - 5.5%
320,164	BP PLC (ADR)**	22,286,616
929,948	Exxon Mobil Corp.	57,052,311
352,978	Suncor Energy, Inc.	28,565,827
		107,904,754
Optical Supplies - 0.4%
88,055	Alcon, Inc. (U.S. Shares)	8,677,820
Pharmacy Services - 0.9%
344,127	Caremark Rx, Inc.	17,161,613
Real Estate Operating/Development - 0.4%
1,886,000	Guangzhou R&F Properties Company, Ltd.#	8,742,387
REIT - Hotels - 0.2%
157,120	Host Marriott Corp.	3,436,214
Retail - Building Products - 0.8%
449,890	Home Depot, Inc.	16,101,563
Retail - Regional Department Stores - 1.6%
857,504	Federated Department Stores, Inc.	31,384,646
Soap and Cleaning Preparations - 1.3%
689,036	Reckitt Benckiser PLC**	25,738,349
Super-Regional Banks - 0.4%
152,840	Bank of America Corp.	7,351,604
Telecommunication Equipment - Fiber Optics - 1.0%
784,661	Corning, Inc.*	18,980,950
Therapeutics - 0.9%
306,596	Gilead Sciences, Inc.*	18,138,219
Tobacco - 0.7%
182,870	Altria Group, Inc.	13,428,144
Transportation - Railroad - 3.0%
879,481	Canadian National Railway Co. (U.S. Shares)	38,477,294
222,447	Union Pacific Corp.	20,678,673
		59,155,967
Transportation - Services - 0.5%
88,914	FedEx Corp.	10,390,490
Web Portals/Internet Service Providers - 2.5%
45,190	Google, Inc. - Class A*	18,949,523
902,345	Yahoo!, Inc.*	29,777,385
		48,726,908
Wireless Equipment - 0.7%
703,465	Motorola, Inc.	14,174,820
Total Common Stock (cost $969,227,029)		1,238,315,190

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Corporate Bonds - 8.9%
Aerospace and Defense - 0.1%
$2,695,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	$3,024,890
Automotive - Cars and Light Trucks - 0.1%
2,070,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes due 10/15/08	1,961,325
Beverages - Non-Alcoholic - 0.2%
3,325,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes due 2/17/09 (144A)	3,325,898
Cable Television - 0.2%
	CSC Holdings, Inc.:
1,415,589	6.74%, bank loan, due 3/30/13‡	1,407,449
1,415,589	6.88%, bank loan, due 3/30/13‡	1,407,449
2,110,996	6.98813%, bank loan, due 3/30/13‡	2,098,858
		4,913,756
Casino Hotels - 0.3%
6,530,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	6,399,400
Cellular Telecommunications - 0.3%
5,115,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	5,144,984
Commercial Banks - 0.2%
4,265,000	US Bank, 5.70% subordinated notes, due 12/15/08	4,274,443
Consumer Products - Miscellaneous - 0.2%
	Fortune Brands, Inc.:
1,350,000	4.875%, notes, due 12/1/13	1,227,910
2,850,000	5.375%, senior unsubordinated notes due 1/15/16	2,636,324
		3,864,234
Containers - Metal and Glass - 0.8%
8,510,000	Owens-Brockway Glass Container, Inc., 8.875% company guaranteed notes, due 2/15/09	8,765,300
6,585,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	6,634,388
		15,399,688
Dialysis Centers - 0.3%
	Fresenius Medical Care AG & Co.:
3,751,718	6.4031%, bank loan, due 3/31/11**,‡	3,708,723
875,401	6.87375%, bank loan, due 3/31/11**,‡	865,369
1,610,112	6.87375%, bank loan, due 3/31/11**,‡	1,591,660
		6,165,752
Diversified Financial Services - 0.1%
2,835,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	3,026,147

Shares or Principal Amount		Value
Electric - Integrated - 0.8%
$2,020,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	$2,045,250
6,655,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	6,384,927
	Pacific Gas and Electric Co.:
495,000	3.60%, unsecured notes, due 3/1/09	469,935
1,740,000	4.20%, unsecured notes, due 3/1/11	1,627,098
	TXU Corp.:
4,100,000	5.55%, senior notes, due 11/15/14	3,718,766
1,420,000	6.55%, notes, due 11/15/34	1,247,447
		15,493,423
Electronic Components - Semiconductors - 0.2%
4,000,000	Freescale Semiconductor, Inc., 7.81825% senior notes, due 7/15/09‡	4,080,000
Electronic Parts Distributors - 0.2%
4,370,000	Avnet, Inc., 6.00% notes, due 9/1/15	4,137,035
Finance - Auto Loans - 0.5%
6,100,000	Ford Motor Credit Co., 9.4725% notes, due 4/15/12‡	6,193,452
	General Motors Acceptance Corp.:
1,855,000	6.15%, bonds, due 4/5/07	1,844,152
2,785,000	4.375%, notes, due 12/10/07	2,671,394
		10,708,998
Finance - Consumer Loans - 0.3%
5,495,000	Household Finance Corp., 4.75% notes, due 5/15/09	5,365,428
Finance - Investment Bankers/Brokers - 1.0%
7,814,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	7,313,646
8,015,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	7,688,413
5,720,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	5,414,449
		20,416,508
Food - Diversified - 0.3%
5,315,000	Kellogg Co., 2.875% senior notes, due 6/1/08	5,049,702
Gas - Distribution - 0.1%
1,483,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15	1,429,382
Medical - HMO - 0.1%
2,055,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	2,049,745
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste North America, Inc.:
287,316	6.48%, bank loan, due 1/15/12‡	285,784
241,309	6.72%, bank loan, due 1/15/12‡	240,022
229,852	6.84%, bank loan, due 1/15/12‡	228,627
517,168	6.86%, bank loan, due 1/15/12‡	514,411
189,628	6.86%, bank loan, due 1/15/12‡	188,618
518,460	6.88%, bank loan, due 1/15/12‡	516,128
		1,973,590

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Office Supplies and Forms - 0.1%
$1,915,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	$1,776,163
Pipelines - 0.6%
	El Paso Corp.:
930,000	7.625%, notes, due 9/1/08 (144A)	941,625
11,500,000	7.00%, senior notes, due 5/15/11	11,341,875
		12,283,500
Rental Auto/Equipment - 0.2%
3,166,753	Avis Rent A Car Systems, Inc., 6.35% bank loan, due 4/19/12‡	3,139,044
Retail - Major Department Stores - 0.2%
3,530,000	May Department Stores Co., 4.80% notes, due 7/15/09	3,432,960
Retail - Regional Department Stores - 0.1%
1,707,911	Neiman Marcus Group, Inc., 7.77% bank loan, due 3/13/13‡	1,717,373
Telecommunication Services - 0.6%
3,730,000	Embarq Corp., 7.082% notes, due 6/1/16	3,709,511
7,710,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	7,515,230
		11,224,741
Telephone - Integrated - 0.3%
3,405,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	3,762,177
1,887,921	Windstream Corp., 0% bank loan, due 6/30/13‡	1,892,641
		5,654,818
Textile-Home Furnishings - 0.1%
2,160,000	Mohawk Industries, Inc., 6.125% senior unsecured notes, due 1/15/16	2,082,344
Transportation - Railroad - 0.3%
890,000	BNSF Funding Trust I, 6.613%, company guaranteed notes, due 12/15/55‡	835,444
	Canadian National Railway Co.:
1,445,000	4.25%, notes, due 8/1/09	1,387,449
3,050,000	6.25%, bonds, due 8/1/34	3,086,679
		5,309,572
Total Corporate Bonds (cost $178,143,014)		174,824,843
Mortgage Backed Securities - 0.6%
U.S. Government Agency - 0.6%
12,907,773	Federal Home Loan Bank System, 5.27% due 12/28/12 (cost $12,977,515)	12,650,122
U.S. Government Agencies - 1.7%
	Fannie Mae:
10,060,000	5.00%, due 1/15/07	10,030,062
4,705,000	5.25%, due 12/3/07	4,688,636
1,885,000	2.50%, due 6/15/08	1,782,661
3,120,000	5.25%, due 1/15/09	3,105,352
655,000	6.375%, due 6/15/09	671,281
5,122,000	5.375%, due 11/15/11	5,098,382
	Freddie Mac:
4,095,000	5.75%, due 4/15/08	4,112,989
1,665,000	5.75%, due 3/15/09	1,677,819
1,565,000	7.00%, due 3/15/10	1,643,925
Total U.S. Government Agencies (cost $33,659,015)		32,811,107

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 23.4%
	U.S. Treasury Notes/Bonds:
$3,315,000	2.375%, due 8/15/06#	$3,304,899
3,695,000	3.50%, due 11/15/06#	3,671,474
5,404,000	3.00%, due 12/31/06#	5,343,416
40,080,000	3.625%, due 4/30/07#	39,535,152
7,110,000	3.875%, due 7/31/07#	7,007,239
1,410,000	4.00%, due 9/30/07#	1,388,960
4,200,000	3.00%, due 11/15/07#	4,077,772
8,497,624	3.625%, due 1/15/08‡‡,#	8,643,613
13,380,000	3.375%, due 2/15/08#	13,004,731
9,005,000	3.75%, due 5/15/08#	8,777,417
13,831,000	5.625%, due 5/15/08#	13,940,140
43,555,000	4.875%, due 5/31/08#	43,311,701
15,470,000	4.375%, due 11/15/08#	15,205,324
20,618,000	4.50%, due 2/15/09#	20,291,823
15,480,000	3.125%, due 4/15/09#	14,683,028
16,406,000	6.00%, due 8/15/09#	16,815,510
20,420,000	4.00%, due 4/15/10#	19,647,879
9,450,000	3.625%, due 6/15/10#	8,957,939
7,205,000	3.875%, due 7/15/10#	6,887,814
2,480,000	4.125%, due 8/15/10#	2,391,070
4,315,000	5.75%, due 8/15/10#	4,421,020
6,510,000	4.25%, due 10/15/10#	6,300,456
21,805,000	4.50%, due 11/15/10#	21,299,059
6,865,000	4.375%, due 12/15/10#	6,668,167
19,510,000	4.50%, due 2/28/11#	19,023,772
22,310,000	4.875%, due 4/30/11#	22,082,550
17,775,000	5.00%, due 8/15/11#	17,721,533
11,095,000	4.25%, due 8/15/14#	10,448,805
19,863,767	1.875%, due 7/15/15‡‡,#	18,847,934
17,228,000	4.25%, due 8/15/15#	16,119,619
12,390,000	4.50%, due 2/15/16#	11,787,920
5,755,000	5.125%, due 5/15/16#	5,748,255
12,616,000	7.25%, due 5/15/16#	14,607,953
3,855,000	7.875%, due 2/15/21#	4,850,673
10,038,000	7.25%, due 8/15/22#	12,110,686
11,686,000	6.00%, due 2/15/26#	12,658,310
Total U.S. Treasury Notes/Bonds (cost $471,179,944)		461,583,613
Other Securities - 18.7%
2,062,187	Foreign Bonds†	2,062,187
367,240,200	State Street Navigator Securities Lending Prime Portfolio†	367,240,200
Total Other Securities (cost $369,302,387)		369,302,387
Repurchase Agreement - 2.1%
$42,400,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $42,418,797 collateralized by $48,097,708 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $43,248,103 (cost $42,400,000)	42,400,000
Total Investments (total cost $2,076,888,904) – 118.2%		2,331,887,262
Liabilities, net of Cash, Receivables and Other Assets – (18.2)%		(358,679,532)
Net Assets – 100%		$1,973,207,730

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$14,961,980	0.6%
Canada	120,450,295	5.2%
China	8,742,387	0.4%
France	22,248,140	1.0%
Germany	18,942,547	0.8%
Hong Kong	6,869,681	0.3%
Japan	6,642,258	0.3%
South Korea	28,853,749	1.2%
Switzerland	119,621,865	5.1%
United Kingdom	48,024,965	2.1%
United States††	1,936,529,395	83.0%
Total	$2,331,887,262	100.0%

†† Includes Short-Term Securities and Other Securities (65.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 8/10/06	1,400,000	$2,591,037	$(158,383)
British Pound 10/19/06	8,500,000	15,757,269	(541,334)
British Pound 1/11/07	3,025,000	5,618,240	(58,593)
Euro 1/11/07	13,350,000	17,286,079	(264,829)
Japanese Yen 8/10/06	390,000,000	3,429,677	59,356
South Korean Won 8/10/06	4,675,000,000	4,938,172	(147,967)
South Korean Won 10/19/06	2,125,000,000	2,250,678	4,562
	Total	$51,871,152	$(1,107,188)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Balanced Portfolio
Assets:
Investments at cost(1)	$2,076,889
Investments at value(1)	$2,331,887
Cash	4,039
Cash denominated in foreign currency (cost $21)	22
Receivables:
Investments sold	8,053
Portfolio shares sold	210
Dividends	1,131
Interest	8,488
Other assets	17
Forward currency contracts	64
Total Assets	2,353,911
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	369,302
Investments purchased	8,182
Portfolio shares repurchased	1,012
Advisory fees	884
Transfer agent fees and expenses	–
Distribution fees - Service Shares	96
Non-interested Trustees' fees and expenses	15
Accrued expenses	41
Forward currency contracts	1,171
Total Liabilities	380,703
Net Assets	$1,973,208
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,830,061
Undistributed net investment income/(loss)*	4,346
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(115,093)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	253,894
Total Net Assets	$1,973,208
Net Assets - Institutional Shares	$1,497,955
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	57,878
Net Asset Value Per Share	$25.88
Net Assets - Service Shares	$475,253
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,751
Net Asset Value Per Share	$26.77

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $361,697,717 of securities loaned for Janus Aspen Balanced Portfolio (Note 1).

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Balanced Portfolio
Investment Income:
Interest	$17,640
Securities lending income	300
Dividends	9,845
Dividends from affiliates	42
Foreign tax withheld	(365)
Total Investment Income	27,462
Expenses:
Advisory fees	5,902
Transfer agent expenses	2
Registration fees	18
Custodian fees	31
Professional fees	9
Non-interested Trustees' fees and expenses	38
Distribution fees - Service Shares	671
Other expenses	246
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	6,917
Expense and Fee Offset	(11)
Net Expenses	6,906
Net Investment Income/(Loss)	20,556
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	78,061
Net realized gain/(loss) from foreign currency transactions	(1,840)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(53,639)
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	22,583
Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,139

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$20,556	$47,220
Net realized gain/(loss) from investment and foreign currency transactions	76,221	163,922
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(53,639)	(59,681)
Payment from affiliate (Note 2)	1	28
Net Increase/(Decrease) in Net Assets Resulting from Operations	43,139	151,489
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(17,324)	(38,512)
Service Shares	(4,752)	(11,099)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(22,076)	(49,611)
Capital Share Transactions:
Shares sold
Institutional Shares	18,107	34,712
Service Shares	47,432	80,333
Reinvested dividends and distributions
Institutional Shares	17,324	38,512
Service Shares	4,752	11,099
Shares repurchased(1)
Institutional Shares	(234,054)	(860,239)
Service Shares	(142,868)	(74,540)
Net Increase/(Decrease) from Capital Share Transactions	(289,307)	(770,123)
Net Increase/(Decrease) in Net Assets	(268,244)	(668,245)
Net Assets:
Beginning of period	2,241,452	2,909,697
End of period	$1,973,208	$2,241,452
Undistributed net investment income/(loss)*	$4,346	$5,866

*See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $469,428,721 on the date of redemption.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31	2006		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.74		$24.39		$22.98	$20.59	$22.57	$24.31
Income from Investment Operations:
Net investment income/(loss)	.30		.61		.60	.47	.55	.65
Net gain/(loss) on securities (both realized and unrealized)	.14		1.31		1.35	2.40	(2.00)	(1.78)
Total from Investment Operations	.44		1.92		1.95	2.87	(1.45)	(1.13)
Less Distributions and Other:
Dividends (from net investment income)*	(.30)		(.57)		(.54)	(.48)	(.53)	(.61)
Distributions (from capital gains)*	–		–		–	–	–	–
Payment from affiliate	–	(1)	–	(1)	–	–	–	–
Total Distributions and Other	(.30)		(.57)		(.54)	(.48)	(.53)	(.61)
Net Asset Value, End of Period	$25.88		$25.74		$24.39	$22.98	$20.59	$22.57
Total Return**	1.72	%(2)	7.95	%(2)	8.53%	14.05%	(6.44)%	(4.66)%
Net Assets, End of Period (in thousands)	$1,497,955		$1,681,985		$2,395,562	$3,253,664	$3,141,601	$3,425,664
Average Net Assets for the Period (in thousands)	$1,622,926		$1,887,185		$3,012,164	$3,183,585	$3,327,140	$3,361,832
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.58%		0.57%		0.61%	0.67%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	0.58%		0.56%		0.61%	0.67%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.98%		2.01%		2.08%	2.12%	2.53%	2.89%
Portfolio Turnover Rate***	51%		52%		64%	69%	94%	114%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31	2006		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$26.61		$25.24		$23.82	$21.32	$23.31	$24.92
Income from Investment Operations:
Net investment income/(loss)	.23		.45		.44	.39	.45	.47
Net gain/(loss) on securities (both realized and unrealized)	.20		1.46		1.52	2.52	(2.00)	(1.68)
Total from Investment Operations	.43		1.91		1.96	2.91	(1.55)	(1.21)
Less Distributions and Other:
Dividends (from net investment income)*	(.27)		(.54)		(.54)	(.41)	(.44)	(.40)
Distributions (from capital gains)*	–		–		–	–	–	–
Payment from affiliate	–	(1)	–	(1)	–	–	–	–
Total Distributions and Other	(.27)		(.54)		(.54)	(.41)	(.44)	(.40)
Net Asset Value, End of Period	$26.77		$26.61		$25.24	$23.82	$21.32	$23.31
Total Return**	1.62	%(2)	7.62	%(2)	8.29%	13.72%	(6.67)%	(4.90)%
Net Assets, End of Period (in thousands)	$475,253		$559,467		$514,135	$431,044	$282,367	$192,338
Average Net Assets for the Period (in thousands)	$541,396		$526,693		$465,719	$349,871	$237,813	$108,835
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.83%		0.82%		0.86%	0.92%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.83%		0.82%		0.86%	0.92%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%		1.77%		1.85%	1.86%	2.28%	2.58%
Portfolio Turnover Rate***	51%		52%		64%	69%	94%	114%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Notes to Schedule of Investments (unaudited)

Balanced Index	An internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Balanced Funds	Funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates..

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Balanced Portfolio	$124,698,110

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2006.

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Balanced Portfolio	$361,697,717

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Balanced Portfolio	$369,302,387

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio, except for $2,062,187 which was invested in foreign bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired

16 Janus Aspen Series June 30, 2006

as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis. The average borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2006 are noted in the table below.

Portfolio	Average Borrowings	Rates
Janus Aspen Balanced Portfolio	$12,607,233	6.35	%-7.77%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $2,070 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on

18 Janus Aspen Series June 30, 2006

July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

During the six-month period ended June 30, 2006, Janus Services reimbursed the Portfolio $623 for Service Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

During the six-month period ended June 30, 2006, Janus Capital reimbursed the Portfolio $25 for Institutional Shares and $9 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Other funds managed by Janus Capital may invest in the Money Market Funds. During the six-month period ended June 30, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/06
Janus Institutional Cash Reserves Fund Janus Aspen Balanced Portfolio	$70,000,000	$70,000,000	$41,696	$–

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $3,859 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Balanced Portfolio	$2,079,074,163	$286,103,035	$(33,289,936)	$252,813,099

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Balanced Portfolio	$(136,389,749)	$(48,720,464)	$(185,110,213)

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Balanced Portfolio	$138,762,718

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Balanced Portfolio
and the fiscal year ended December 31, 2005 (all numbers in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	690	1,408
Reinvested dividends and distributions	671	1,538
Shares repurchased	(8,839)	(35,799)
Net Increase/(Decrease) in Portfolio Shares	(7,478)	(32,853)
Shares Outstanding, Beginning of Period	65,356	98,209
Shares Outstanding, End of Period	57,878	65,356
Transactions in Portfolio Shares – Service Shares
Shares sold	1,741	3,157
Reinvested dividends and distributions	178	428
Shares repurchased	(5,189)	(2,935)
Net Increase/(Decrease) in Portfolio Shares	(3,270)	650
Shares Outstanding, Beginning of Period	21,021	20,371
Shares Outstanding, End of Period	17,751	21,021

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Balanced Portfolio	$280,432,441	$501,611,992	$249,789,610	$270,836,684

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims

20 Janus Aspen Series June 30, 2006

brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for

22 Janus Aspen Series June 30, 2006

certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Janus Aspen Series June 30, 2006 23

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways.

They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

24 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 27

Notes

28 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-704 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot

This bond portfolio continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Ron Speaker

portfolio manager

Market Overview

Rising interest rates overshadowed the fixed-income markets in recent months as the Federal Reserve (Fed) continued to tighten credit conditions against a backdrop of resilient economic growth and persistent inflation concerns. Adding to the volatility was uncertainty over the inflation-fighting resolve of new Fed Chairman Ben Bernanke, who took office in February. Bernanke has faced a tough challenge – trying to quell the inflationary pressures unleashed by higher energy prices without derailing the economic expansion. This task is complicated by the fact that higher energy prices tend to slow growth and fuel price increases, making it difficult for the Fed to maintain the correct policy balance. The Fed raised overnight rates by 100 basis points in the first six months of 2006, taking the Federal Funds rate to 5.25%. This brought the number of Fed rate hikes since the summer of 2004 to 17, for a total increase of 425 basis points.

Despite this steady tightening, the economy continued to grow at a healthy pace. Inflation-adjusted GDP growth rebounded to a vigorous 5.6% annual rate in the first quarter of 2006, after moderating somewhat in the fourth quarter. Nonetheless, payroll employment gains were weaker than expected in May, and existing homes sales declined for the third time in five months. Despite signs that growth may be moderating, inflation fears continued to pressure the market. After retreating from their post-hurricane levels last winter, crude oil prices tested new highs this spring, exceeding $70 per barrel. There were also signs that higher energy prices were beginning to feed into broader inflation pressures as the closely-watched core inflation rate accelerated to 2.4% in May, well above the Fed's comfort zone.

Inflation concerns and the prospects for continued Fed credit tightening kept upward pressure on bond yields. The 10-year Treasury yield rose to 5.14% by the end of June, up from 4.40% at the end of 2005. While some investors were reassured by the more balanced policy bias that Fed policymakers adopted in late June, many believed that additional rate increases were likely. This put added upward pressure on short-term bond rates, and the yield curve once again inverted.

Meanwhile, spreads widened in the corporate bond market, due in part to a flood of new issuance from corporations eager to raise or refinance capital ahead of prospective interest rate increases. Bond investors were also concerned to see more corporations using debt to fund stock repurchase initiatives. We also saw a repricing of so-called hybrid securities, relatively new instruments that offer characteristics of both bonds and stocks. Despite an initial favorable reception from investors, these instruments have recently faced questions over their effective durations and risk profiles.

Performance Overview

In this environment, Janus Aspen Flexible Bond Portfolio's Institutional Shares and Service Shares declined 0.80% and 0.97%, respectively, compared to the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, which fell by 0.72%, for the six-month period ending June 30, 2006.

Strategy in This Environment

Throughout this period, the Portfolio's flexible investment approach enabled us to respond to changing market pressures while mitigating risk. Recent performance also benefited from our efforts to shorten the Portfolio's relative duration, which helped to reduce the interest-rate sensitivity of our holdings. At the same time, we maintained a small but carefully targeted weighting in high-yield securities chosen through our rigorous, hands-on research efforts. High-yield securities outperformed other areas of the fixed-income market during the period despite a widening in spreads during the spring market volatility. Additionally, we held a slightly reduced weighting as compared to the Index in mortgaged backed securities. Backed by a pool of mortgages, these securities tend to be less sensitive to interest rate changes than other fixed-income securities.

Several High-Yield Investments Benefited Performance

Among our individual holdings, we benefited from solid performance by a number of our high-yield investments, particularly shorter-dated securities with maturities of one year or less. Standouts included our investment in SunGard Data Systems, a software company that provides business solutions to financial services companies, universities and the public sector. SunGard was bought out by a private equity

2 Janus Aspen Series June 30, 2006

(unaudited)

consortium last August, and has continued to garner new business, supplying financial and modeling software to everyone from Raymond James Financial to Bank of America.

Performance was also aided by our investment in General Motors Acceptance Corporation (GMAC), the profitable financial arm of ailing automaker General Motors (GM). Early in the second quarter, GM announced that it was selling its 51% stake in GMAC to an investor group led by Cerberus Capital Management. Freed from the overhang of its parent company's credit problems, GMAC should be able to raise capital at a more advantageous rate, in our opinion. This will help the company capitalize on its global footprint and strong presence in the automotive, mortgage and unsecured consumer lending businesses. Despite the underlying fundamentals supporting GMAC itself, we recognize that the automotive industry faces considerable challenges. For this reason, the Portfolio remains substantially underweight in automotive credits.

Our long-term investment in Hard Rock Hotel and Casino paid off. The popular Las Vegas resort is being purchased by Morgans Hotel Group, who we expect will eventually recall the bonds. Consequently, these securities traded more like yield-to-call issues, largely unresponsive to interest-rate pressures and credit concerns. In the meantime, we believe we can continue to clip the coupon, reassured that the bonds will hold their value.

Meanwhile, our high-yield investment in Hertz Corporation also worked in our favor. Hertz operates the world's largest car rental business, as well as industrial and construction vehicle rental services. Formerly a subsidiary of Ford Motor Credit, Hertz – like GMAC – won the attentions of a private equity group. In Hertz's case, it was acquired this past December by a consortium of three leading private investment companies including The Carlyle Group, Clayton Dubilier & Rice and Merrill Lynch Global Private Equity.

Treasury Bonds and Select Investment Grade Securities Weighed on Results

On the downside, our significant weighting in Treasury bonds proved detrimental in the higher interest rate environment. Additionally, we suffered from our stake in other interest rate-sensitive holdings, including agency bonds and longer-dated, high-quality corporate issues, such as our investments in OneAmerica Financial, General Electric Capital Corporation and ZFS Finance.

Additionally, performance was hindered by weakness in our investment-grade Lubrizol bonds. The specialty chemical company reported a first quarter loss that in part reflected the costs associated with selling its resin division and two other businesses. Last July, the company announced a restructuring plan aimed at divesting non-core business. The company also has faced higher raw material prices, which have pressured profit margins in recent quarters.

While the overall Portfolio composition did not change dramatically during the period, we added some exposure to bank-originated loans, including investments in retailer Neiman Marcus and paper products manufacturer Georgia Pacific. Bank-originated loans are considered to be better-quality instruments since they have a higher claim on corporate assets than do most of the corporate securities we typically hold. They also provide an adjustable rate structure, as well as an extra spread allowance to help compensate investors for their credit exposure. Consequently, we believe these securities offer an attractive mix of mitigated risk and positive return potential, particularly at their current valuations.

Strategy in the Months Ahead

Looking ahead, we caution that the fixed-income market could remain volatile as investors try to assess the outlook for Fed monetary policy. Despite the uncertainty over interest rates, we remain positive on the outlook for bondholders. With the Fed potentially nearing the end of its rate hike program, we are becoming more comfortable with our outlook for interest rate exposure. One of our reasons for feeling more comfortable with the treasury market is due to our anticipation for slower economic growth in the second half of the year. This potential economic slowdown would be due in part to higher energy prices, rising interest rates and a sluggish housing market. As a result of this potential decrease in economic growth, we have retained our underweight exposure to corporate bonds. Additionally, we will continue to rely on intensive research and exacting financial analysis as we select investments for the Portfolio. At the same time, we will maintain our nimble investment approach, alert and ready to respond to changing market pressures while we seek to provide our investors with solid return and mitigated risk.

Thank you for your investment in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Series June 30, 2006 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At a Glance

Portfolio Profile

June 30, 2006
Weighted Average Maturity	6.7 Years
Average Modified Duration*	4.3 Years
30-Day Current Yield** Institutional Shares Service Shares	4.95% 4.68%
Weighted Average Fixed Income Credit Rating	AA+
Number of Bonds/Notes	253

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

June 30, 2006
AAA	77.4%
AA	2.0%
A	3.6%
BBB	7.5%
BB	3.9%
B	1.8%
Other	3.8%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of June 30, 2006	As of June 30, 2006

4 Janus Aspen Series June 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Flexible Bond Portfolio - Institutional Shares	(0.80)%	(0.61)%		5.32%		6.61%		6.97%
Janus Aspen Flexible Bond Portfolio - Service Shares	(0.97)%	(0.81)%		5.07%		6.35%		6.77%
Lehman Brothers Aggregate Bond Index	(0.72)%	(0.81)%		4.97%		6.22%		5.84%
Lipper Quartile	N/A	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	N/A**	8/52		7/34		2/15		1/10

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

Bond portfolios have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the Portfolio's manager.

There is no assurance that the investment process will consistently lead to successful investing.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio's prospectus allows for investment in non-investment grade securities.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$992.00	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$990.30	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

Janus Aspen Series June 30, 2006 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Corporate Bonds - 20.2%
Agricultural Operations - 0.2%
$537,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	$518,033
Cable Television - 0.8%
1,270,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	1,211,395
	CSC Holdings, Inc.:
478,923	6.98813%, bank loan, due 3/30/13‡	476,169
321,155	6.88%, bank loan, due 3/30/13‡	319,309
321,155	6.74%, bank loan, due 3/30/13‡	319,309
		2,326,182
Casino Hotels - 0.2%
550,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	590,563
Cellular Telecommunications - 0.7%
	Nextel Communications, Inc.:
755,000	6.875%, senior notes, due 10/31/13	759,426
440,000	7.375%, senior notes, due 8/1/15	447,866
755,000	Rogers Wireless Communications, Inc. 7.61625%, secured notes, due 12/15/10‡	776,706
		1,983,998
Computer Services - 0.3%
379,269	Affiliated Computer Services, Inc. 6.79438%, bank loan, due 8/20/13‡	378,321
435,000	Sungard Data Systems, Inc., 9.125% senior unsecured notes due 8/15/13 (144A)	451,312
		829,633
Computers - Peripheral Equipment - 0%
996,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)‡,º,ºº,§	0
Containers - Metal and Glass - 0.5%
815,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	839,450
570,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	574,275
		1,413,725
Cosmetics and Toiletries - 0.2%
705,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	691,021
Dialysis Centers - 0.3%
	Fresenius Medical Care AG & Co.:
214,965	6.87375%, bank loan, due 3/31/11**,‡	212,502
116,874	6.87375%, bank loan, due 3/31/11**,‡	115,535
500,890	6.4031%, bank loan, due 3/31/11**,‡	495,150
		823,187
Diversified Financial Services - 1.3%
	General Electric Capital Corp.:
455,000	4.125%, senior unsecured notes due 9/1/09	435,820
2,220,000	3.75%, notes, due 12/15/09	2,089,011
980,000	4.375%, notes, due 11/21/11	920,562
500,000	Zurich Financial Services USA, 6.45% bonds, due 12/15/65 (144A)‡	457,455
		3,902,848

Shares or Principal Amount		Value
Diversified Operations - 0.4%
$1,025,000	Textron, Inc., 6.375% notes, due 11/15/08	$1,039,846
Electric - Generation - 0.2%
550,000	Edison Mission Energy, 7.75% senior notes, due 6/15/16 (144A)	540,375
Electric - Integrated - 1.8%
635,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	609,230
1,310,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	1,347,302
575,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	535,816
	Southern California Edison Co.:
1,390,000	7.625%, notes, due 1/15/10	1,465,280
550,000	6.00%, first mortgage notes, due 1/15/34	525,166
	TXU Corp.:
885,000	4.80%, senior notes, due 11/15/09	841,949
405,000	6.55%, notes, due 11/15/34	355,786
		5,680,529
Electronic Components - Semiconductors - 0.1%
257,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	262,140
Finance - Auto Loans - 0.6%
	Ford Motor Credit Co.:
321,000	9.75%, senior unsecured notes due 9/15/10 (144A)	312,778
665,000	0%, notes, due 4/15/12‡	675,188
690,000	General Motors Acceptance Corp., 6.125% notes, due 8/28/07	682,783
		1,670,749
Finance - Commercial - 0.4%
1,245,000	CIT Group, Inc., 5.75% senior notes, due 9/25/07	1,244,295
Finance - Consumer Loans - 1.0%
1,225,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	1,186,685
1,170,000	Household Finance Corp., 4.625% notes, due 1/15/08	1,153,287
500,000	SLM Corp., 4.92% notes, due 1/31/14‡	473,075
		2,813,047
Finance - Investment Bankers/Brokers - 0.8%
375,000	Merrill Lynch & Company, Inc., 6.05% subordinated notes, due 5/16/16	372,530
	E*Trade Financial Corp.:
285,000	8.005%, senior notes, due 6/15/11	290,700
460,000	7.375%, senior notes, due 9/15/13	460,000
	Goldman Sachs Group, Inc.:
305,000	5.35%, senior notes, due 1/15/16	288,042
305,000	6.45%, subordinated notes, due 5/1/36	292,196
	Jefferies Group, Inc.:
235,000	5.50%, senior notes, due 3/15/16	219,439
355,000	6.25%, senior unsecured notes due 1/15/36	323,994
		2,246,901

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Finance - Mortgage Loan Banker - 0.3%
	Residential Capital Corp.:
$315,000	6.00%, company guaranteed notes due 2/22/11	$305,227
475,000	6.50%, senior notes, due 4/17/13	466,139
		771,366
Food - Diversified - 0.6%
	Dole Food Co.:
69,803	4.92%, bank loan, due 4/11/13‡	69,105
69,803	7.00%, bank loan, due 4/11/13‡	69,105
76,784	7.125%, bank loan, due 4/11/13‡	76,016
279,213	7.00%, bank loan, due 4/12/13‡	276,421
233,841	7.00%, bank loan, due 4/12/13‡	231,503
10,470	8.75%, bank loan, due 4/12/13‡	10,366
10,470	8.75%, bank loan, due 4/12/13‡	10,366
970,000	General Mills, Inc., 3.875% notes, due 11/30/07	944,619
		1,687,501
Food - Retail - 0.1%
155,000	Stater Brothers Holdings, Inc., 8.125% senior notes, due 6/15/12	153,063
Foreign Government - 0.4%
1,190,000	Quebec Province, 6.125% unsecured notes, due 1/22/11	1,214,245
Gas - Distribution - 0.7%
385,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15	371,080
400,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	388,500
1,145,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	1,215,000
		1,974,580
Independent Power Producer - 0.5%
	NRG Energy, Inc.:
80,482	7.49875%, bank loan, due 9/30/12‡	80,505
1,089,550	7.23063%, bank loan, due 9/30/12‡	1,091,282
230,000	7.375%, company guaranteed notes due 2/1/16	224,250
		1,396,037
Investment Management and Advisory Services - 1.0%
300,000	Ameriprise Financial, Inc., 7.518% junior subordinated notes, due 6/1/66‡	301,817
1,030,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	995,191
	Nuveen Investments:
675,000	5.00%, senior notes, due 9/15/10	648,992
1,035,000	5.50%, senior notes, due 9/15/15	968,186
		2,914,186
Life and Health Insurance - 0.5%
500,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	500,850
995,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	1,032,847
		1,533,697

Shares or Principal Amount		Value
Medical - HMO - 0.3%
	Coventry Health Care, Inc.:
$515,000	5.875%, senior notes, due 1/15/12	$494,400
402,000	6.125%, senior notes, due 1/15/15	382,186
		876,586
Miscellaneous Manufacturing - 0.1%
150,495	Nutro Products, Inc., 7.265% bank loan, due 4/26/13‡	150,307
Multimedia - 0%
135,320	Entravision Communications Corp., 6.49% bank loan, due 3/7/13‡	134,898
Non-Hazardous Waste Disposal - 0.6%
1,075,000	Allied Waste North America, Inc., 6.50% secured notes, due 11/15/10	1,037,375
805,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	849,137
		1,886,512
Oil Companies - Exploration and Production - 0.6%
795,000	Kerr-McGee Corp., 6.875% secured notes, due 9/15/11	823,222
327,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	345,803
	Pemex Project Funding Master Trust:
195,000	8.625%, company guaranteed notes due 2/1/22‡	218,010
200,000	5.75%, company guaranteed notes due 2/1/22‡	184,200
325,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	302,595
		1,873,830
Oil Companies - Integrated - 0.6%
1,295,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	1,263,364
500,000	Marathon Oil Corp., 6.85% notes, due 3/1/08	509,180
		1,772,544
Paper and Related Products - 0.2%
	Georgia Pacific Corp., Inc.:
69,882	7.49875%, bank loan, due 12/20/12‡	69,726
66,213	7.49875%, bank loan, due 12/20/12‡	66,066
34,941	7.35%, bank loan, due 12/20/12‡	34,863
559,058	7.30%, bank loan, due 12/20/12‡	557,811
		728,466
Pipelines - 0.5%
1,205,000	El Paso Corp., 7.625% notes, due 9/1/08 (144A)	1,220,063
720	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18	677
305,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	264,823
		1,485,563
Property and Casualty Insurance - 0.7%
1,190,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	1,178,320
965,000	Ohio Casualty Corp., 7.30% senior unsecured notes, due 6/15/14	976,014
		2,154,334

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Flexible Bond Portfolio (unaudited)

Schedule of Investments (unaudited)

As of June 30, 2006

	Shares or Principal Amount		Value
	Publishing - Periodicals - 0.2%
	$523,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	$587,068
	Reinsurance - 0.1%
	440,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	409,196
	Rental Auto/Equipment - 0.2%
	599,690	Avis Rent A Car Systems, Inc., 6.35% bank loan, due 4/19/12‡	594,443
	Retail - Regional Department Stores - 0%
	124,367	Neiman Marcus Group, Inc., 7.77% bank loan, due 3/13/13‡	125,056
	Savings/Loan/Thrifts - 0.4%
	200,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	191,560
	725,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	709,878
	310,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	331,229
			1,232,667
	Schools - 0.1%
	231,697	Education Management Corp., 7.625% bank loan, due 6/1/13‡	232,566
	Special Purpose Entity - 0.7%
	1,185,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	1,160,837
	925,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	927,858
			2,088,695
	Telecommunication Services - 0.1%
	225,000	Embarq Corp., 6.738% notes, due 6/1/13	224,319
	Telephone - Integrated - 0.8%
	1,000,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	927,211
	1,115,000	Deutsche Telekom International Finance B.V., 3.875% company guaranteed notes due 7/22/08**	1,077,658
	255,000	Qwest Corp., 7.74125% senior notes, due 6/15/13‡	269,663
			2,274,532
	Transportation - Railroad - 0.1%
	350,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	328,545
	Total Corporate Bonds (cost $60,797,193)		59,381,874
	Foreign Bonds - 0.1%
	Cable Television - 0.1%
EUR	253,980	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)** (cost $325,920)	355,714
	Mortgage Backed Securities - 35.6%
	Finance - Investment Bankers/Brokers - 0.4%
	$1,346,001	Credit Suisse First Boston Mortgage Securities Corp., 5.00%, due 8/25/20	1,315,795

Shares or Principal Amount		Value
U.S. Government Agency - 35.2%
	Fannie Mae:
$1,341,545	7.00%, due 9/1/14	$1,376,637
350,197	6.50%, due 11/1/17	355,275
849,072	5.00%, due 11/1/18	819,572
1,546,729	4.50%, due 5/1/19	1,463,845
1,841,841	4.50%, due 5/1/19	1,743,143
774,932	4.50%, due 5/1/19	733,406
590,216	4.00%, due 6/1/19	545,247
315,541	5.50%, due 8/1/19	309,985
1,667,530	5.00%, due 8/1/19	1,608,484
195,586	5.50%, due 9/1/19	192,170
999,450	5.50%, due 9/1/19	981,853
280,033	4.00%, due 2/1/20	258,388
576,818	4.50%, due 4/1/20	545,232
149,117	4.50%, due 7/1/20	140,951
182,030	5.00%, due 10/1/20	175,367
75,083	5.50%, due 12/1/20	73,713
22,031	5.00%, due 6/1/21	21,220
1,028,710	6.00%, due 7/15/21ƒ	1,032,247
44,300	4.00%, due 7/15/21ç	40,867
2,013,298	5.50%, due 9/1/24	1,957,014
1,432,551	5.00%, due 5/1/25	1,356,790
358,707	7.00%, due 11/1/28	367,851
408,383	6.50%, due 2/1/31	414,240
743,624	7.00%, due 2/1/32	762,580
718,493	6.50%, due 5/1/32	726,136
340,644	6.50%, due 7/1/32	343,650
2,791,600	5.50%, due 2/1/33	2,693,449
600,291	6.50%, due 3/1/33	605,589
1,174,512	5.50%, due 11/1/33	1,133,052
1,468,973	5.00%, due 11/1/33	1,379,808
1,355,981	5.50%, due 2/1/34	1,305,881
3,547,026	5.00%, due 3/1/34	3,331,726
1,444,517	5.00%, due 4/1/34	1,354,605
626,851	5.00%, due 4/1/34	588,802
1,272,227	3.887%, due 5/1/34	1,228,647
1,376,177	5.00%, due 6/1/34	1,290,519
669,308	4.50%, due 6/1/34	608,294
2,330,739	6.00%, due 7/1/34	2,302,376
598,625	5.00%, due 7/1/34	561,364
771,393	6.50%, due 8/1/34	778,429
158,911	6.50%, due 9/1/34	161,034
322,580	5.50%, due 11/1/34	310,662
2,484,487	5.50%, due 11/1/34	2,392,691
2,811,965	5.50%, due 12/1/34	2,708,070
1,493,120	5.50%, due 3/1/35	1,435,146
1,945,775	5.00%, due 5/1/35	1,820,029
1,432,746	5.50%, due 7/1/35	1,377,116
743,010	4.694%, due 7/1/35	716,689
760,222	4.43%, due 7/1/35	745,943
234,476	5.00%, due 8/1/35	219,323
72,156	4.50%, due 8/1/35	65,415
1,216,119	6.00%, due 9/1/35	1,200,282
577,818	6.50%, due 10/1/35	580,934
1,625,045	6.00%, due 12/1/35	1,600,711
298,074	4.50%, due 12/1/35	270,229
162,139	7.00%, due 1/1/36	165,895
767,926	7.00%, due 1/1/36	785,620
1,169,129	6.50%, due 1/1/36	1,175,376
964,936	5.50%, due 1/1/36	927,470
816,396	7.00%, due 2/1/36	835,208

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$315,578	5.50%, due 2/1/36	$303,126
1,749,584	7.00%, due 3/1/36	1,790,113
1,917,276	6.00%, due 3/1/36	1,887,379
1,769,136	7.50%, due 4/1/36	1,829,550
210,000	7.00%, due 7/1/36	214,839
	Federal Home Loan Bank System:
1,297,443	4.75%, due 10/25/10	1,260,749
1,661,488	5.27%, due 12/28/12	1,628,323
1,166,603	5.50%, due 12/1/34	1,123,470
978,079	5.50%, due 12/1/34	941,916
	Freddie Mac:
1,035,643	6.50%, due 3/1/13	1,043,540
489,945	5.50%, due 1/1/16	481,455
719,797	5.50%, due 1/1/18	707,473
2,293,861	4.50%, due 2/1/18	2,170,752
1,259,485	5.00%, due 9/1/18	1,215,098
1,199,993	4.00%, due 4/1/19	1,107,596
808,913	5.00%, due 2/1/20	778,810
293,190	4.00%, due 9/1/20	270,296
173,000	5.00%, due 12/1/20	166,562
392,430	5.00%, due 1/1/21	377,727
102,309	5.50%, due 2/1/21	100,381
554,641	5.50%, due 2/1/21	544,086
22,238	5.50%, due 5/1/21	21,815
124,000	6.00%, due 6/1/21	124,275
52,100	5.00%, due 7/15/21ç	50,130
615,064	6.00%, due 11/1/33	607,430
763,110	5.50%, due 11/1/33	736,194
1,230,932	6.00%, due 2/1/34	1,218,626
525,560	5.00%, due 5/1/34	492,399
743,752	5.00%, due 5/1/34	696,823
267,082	3.928%, due 5/1/34	256,798
283,827	6.50%, due 7/1/34	286,778
139,724	6.50%, due 7/1/34	141,130
156,735	6.50%, due 6/1/35	157,721
2,251,780	5.50%, due 6/1/35	2,168,523
5,059,018	5.00%, due 7/1/35	4,728,296
250,428	6.00%, due 8/1/35	246,721
837,525	5.00%, due 8/1/35	782,774
1,273,025	5.50%, due 9/1/35	1,223,525
336,587	5.50%, due 9/1/35	323,499
1,411,046	5.50%, due 10/1/35	1,357,333
630,787	5.50%, due 4/1/36	605,897
997,515	5.00%, due 4/1/36	932,304
12,500	6.50%, due 6/1/36	12,575
478,000	5.50%, due 7/15/36ç	459,029
174,000	5.00%, due 7/15/36ç	162,473
	Ginnie Mae:
620,997	6.00%, due 2/15/33	616,848
1,773,082	6.00%, due 10/20/34	1,756,371
681,691	6.50%, due 2/20/35	687,789
585,703	5.50%, due 3/15/35	567,977
1,866,196	5.50%, due 3/20/35	1,802,138
1,339,267	5.50%, due 5/20/35	1,293,296
2,365,651	5.00%, due 10/15/35	2,239,612
110,000	6.50%, due 6/15/36	111,383
404,000	6.00%, due 7/15/36ç	400,591
293,800	5.50%, due 7/15/36ç	284,710
295,300	5.00%, due 7/15/36ç	279,428
		103,240,498
Total Mortgage Backed Securities (cost $108,620,987)		104,556,293

Shares or Principal Amount		Value
Preferred Stock - 0.7%
Finance - Other Services - 0.2%
$11,098	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	$589,304
REIT - Diversified - 0.3%
31,150	iStar Financial, Inc., 7.875%	777,192
Savings/Loan/Thrifts - 0.2%
26,020	Chevy Chase Bank FSB, 8.00%	692,132
Total Preferred Stock (cost $2,094,197)		2,058,628
U.S. Government Agencies - 15.6%
	Fannie Mae:
$14,555,000	5.25%, due 12/3/07	14,504,378
18,210,000	5.50%, due 3/15/11**	18,220,216
695,000	5.125%, due 4/15/11	684,524
1,165,000	6.625%, due 11/15/30#	1,319,247
	Federal Home Loan Bank System:
2,945,000	5.125%, due 6/18/08#	2,926,193
1,400,000	5.625%, due 6/13/16**	1,382,759
5,459,000	Freddie Mac, 4.875%, due 2/17/09#	5,387,187
Total U.S. Government Agencies (cost $46,475,974)		45,962,705
U.S. Treasury Notes/Bonds - 25.1%
	U.S. Treasury Notes/Bonds:
$1,715,000	4.875%, due 4/30/08#	1,705,688
1,665,000	4.875%, due 5/31/08#	1,655,699
15,550,000	5.125%, due 6/30/08	15,540,281
6,209,000	4.50%, due 2/15/09#	6,110,774
2,415,000	4.875%, due 5/15/09#	2,398,585
7,865,000	4.50%, due 2/28/11#	7,668,988
1,147,000	4.75%, due 3/31/11#	1,129,750
2,175,000	4.875%, due 4/30/11#	2,152,826
671,000	4.875%, due 5/31/11	664,185
548,590	1.625%, due 1/15/15††,#	511,410
3,070,000	4.50%, due 11/15/15#	2,924,175
995,000	4.50%, due 2/15/16#	946,649
7,791,000	5.125%, due 5/15/16#	7,781,869
3,320,000	7.50%, due 11/15/16#	3,926,936
1,890,000	8.875%, due 8/15/17#	2,466,303
2,505,000	8.875%, due 2/15/19#	3,328,519
1,965,000	7.25%, due 8/15/22#	2,370,741
4,964,000	6.25%, due 8/15/23#	5,474,751
1,144,000	5.25%, due 2/15/29#	1,138,995
605,000	6.25%, due 5/15/30#	685,257
3,275,000	5.375%, due 2/15/31#	3,331,552
Total U.S. Treasury Notes/Bonds (cost $75,617,709)		73,913,933
Other Securities - 17.7%
51,909,074	State Street Navigator Securities Lending Prime Portfolio† (cost $51,909,074)	51,909,074
Repurchase Agreement - 3.4%
$10,100,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $10,104,478 collateralized by $11,457,237 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $10,302,025 (cost $10,100,000)	10,100,000
Total Investments (total cost $355,941,054) – 118.4%		348,238,221
Liabilities, net of Cash, Receivables and Other Assets – (18.4)%		(54,157,992)
Net Assets – 100%		$294,080,229

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 9

Janus Aspen Flexible Bond Portfolio (unaudited)

Schedule of Investments (unaudited)

As of June 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$355,714	0.1%
Canada	3,519,138	1.0%
Cayman Islands	927,858	0.3%
Germany	823,187	0.2%
Netherlands	1,077,658	0.3%
Qatar	302,595	0.1%
United States††	341,232,071	98.0%
Total	$348,238,221	100.0%

†† Includes Short-Term Securities and Other Securities (80.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	268,000	$347,016	$(5,316)

See Notes to Schedule of Investments and Financial Statements.

10 Janus Aspen Series June 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share	Janus Aspen Flexible Bond Portfolio
Assets:
Investments at cost(1)	$355,941
Investments at value(1)	$348,238
Cash	593
Receivables:
Investments sold	1,201
Portfolio shares sold	159
Dividends	14
Interest	2,734
Other assets	–
Total Assets	352,939
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	51,909
Investments purchased	6,447
Portfolio shares repurchased	326
Advisory fees	131
Transfer agent fees and expenses	–
Distribution fees - Service Shares	7
Non-interested Trustees' fees and expenses	4
Accrued expenses	30
Forward currency contracts	5
Total Liabilities	58,859
Net Assets	$294,080
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$305,915
Undistributed net investment income/(loss)*	497
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(4,624)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	(7,708)
Total Net Assets	$294,080
Net Assets - Institutional Shares	$262,221
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,910
Net Asset Value Per Share	$10.97
Net Assets - Service Shares	$31,859
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,767
Net Asset Value Per Share	$11.51

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $50,875,854 of securities loaned for Janus Aspen Flexible Bond Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Flexible Bond Portfolio
Investment Income:
Interest	$7,430
Securities lending income	44
Dividends	84
Total Investment Income	7,558
Expenses:
Advisory fees	813
Transfer agent expenses	2
Registration fees	18
Custodian fees	8
Professional fees	8
Non-interested Trustees' fees and expenses	6
Printing expenses	39
Proxy expense	51
Distribution fees - Service Shares	40
Other expenses	33
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,018
Expense and Fee Offset	(1)
Net Expenses	1,017
Net Investment Income/(Loss)	6,541
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(3,653)
Net realized gain/(loss) from foreign currency transactions	50
Net realized gain/(loss) from futures contracts	1
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(5,374)
Net Gain/(Loss) on Investments	(8,976)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,435)

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$6,541	$14,768
Net realized gain/(loss) from investment and foreign currency transactions	(3,603)	56
Net realized gain/(loss) from futures contracts	1	153
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(5,374)	(8,676)
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,435)	6,302
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(6,384)	(14,320)
Service Shares	(702)	(1,528)
Net realized gain from investment transactions*
Institutional Shares	(554)	(10,411)
Service Shares	(64)	(1,096)
Net Decrease from Dividends and Distributions	(7,704)	(27,355)
Capital Share Transactions:
Shares sold
Institutional Shares	20,705	40,020
Service Shares	3,577	5,204
Reinvested dividends and distributions
Institutional Shares	6,938	24,732
Service Shares	766	2,623
Shares repurchased(1)
Institutional Shares	(34,683)	(171,955)
Service Shares	(4,317)	(7,727)
Net Increase/(Decrease) from Capital Share Transactions	(7,014)	(107,103)
Net Increase/(Decrease) in Net Assets	(17,153)	(128,156)
Net Assets:
Beginning of period	311,233	439,389
End of period	$294,080	$311,233
Undistributed net investment income/(loss)*	$497	$1,043

* See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Flexible Bond Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $83,965,396 on the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Financial Highlights

Institutional Shares
For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Flexible Bond Portfolio
and through each fiscal year ended December 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$11.36		$12.14		$12.49		$12.30	$11.66	$11.46
Income from Investment Operations:
Net investment income/(loss)	.25		.60		.66		.63	.55	.61
Net gain/(loss) on securities (both realized and unrealized)	(.35)		(.36)		(.18)		.15	.65	.26
Total from Investment Operations	(.10)		.24		.48		.78	1.20	.87
Less Distributions and Other:
Dividends (from net investment income)*	(.27)		(.59)		(.68)		(.59)	(.56)	(.67)
Distributions (from capital gains)*	(.02)		(.43)		(.15)		–	–	–
Payment from affiliate	–		–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.29)		(1.02)		(.83)		(.59)	(.56)	(.67)
Net Asset Value, End of Period	$10.97		$11.36		$12.14		$12.49	$12.30	$11.66
Total Return**	(0.80)%		2.00	%(2)	3.97	%(2)	6.39%	10.48%	7.74%
Net Assets, End of Period (in thousands)	$262,221		$278,324		$404,522		$576,021	$591,189	$387,509
Average Net Assets for the Period (in thousands)	$266,100		$321,856		$525,932		$623,513	$466,274	$317,156
Ratio of Gross Expenses to Average Net Assets***(3)	0.66%		0.57%		0.59%		0.64%	0.66%	0.67%
Ratio of Net Expenses to Average Net Assets***(3)	0.66%		0.57%		0.59%		0.64%	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.44%		4.18%		4.28%		4.51%	5.02%	5.87%
Portfolio Turnover Rate***	183	%(4)	171	%(4)	171%		154%	229%	308%
Service Shares
For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Flexible Bond Portfolio
and through each fiscal year ended December 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$11.91		$12.70		$13.11		$12.82	$11.98	$11.62
Income from Investment Operations:
Net investment income/(loss)	.25		.53		.54		.53	.34	.47
Net gain/(loss) on securities (both realized and unrealized)	(.37)		(.31)		(.07)		.26	.87	.39
Total from Investment Operations	(.12)		.22		.47		.79	1.21	.86
Less Distributions and Other:
Dividends (from net investment income)*	(.26)		(.58)		(.73)		(.50)	(.37)	(.50)
Distributions (from capital gains)*	(.02)		(.43)		(.15)		–	–	–
Payment from affiliate	–		–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.28)		(1.01)		(.88)		(.50)	(.37)	(.50)
Net Asset Value, End of Period	$11.51		$11.91		$12.70		$13.11	$12.82	$11.98
Total Return**	(0.97)%		1.76	%(2)	3.70	%(2)	6.17%	10.16%	7.49%
Net Assets, End of Period (in thousands)	$31,859		$32,909		$34,867		$31,272	$14,025	$2,136
Average Net Assets for the Period (in thousands)	$32,531		$33,352		$33,840		$23,523	$7,218	$1,452
Ratio of Gross Expenses to Average Net Assets***(3)	0.91%		0.83%		0.84%		0.89%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.91%		0.82%		0.84%		0.89%	0.91%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.20%		3.94%		4.03%		4.26%	4.61%	5.56%
Portfolio Turnover Rate***	183	%(4)	171	%(4)	171%		154%	229%	308%

* See Note 3 in Notes to Financial Statements.

** Total return not annualized for periods of less than one full year.

*** Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  See Note 4 in Notes to Financial Statements.

(4)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio turnover rate would have been 184% in 2006 and 177% in 2005.

See Notes to Financial Statements.

14 Janus Aspen Series June 30, 2006

Notes to Schedule of Investments (unaudited)

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

REIT	Real Estate Investment Trust

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security with accrued interest in the amount of $39,840 that was written-off December 10, 2001. A principal payment was received by the Portfolio on July 13, 2005. It is anticipated that sometime during the third quarter of 2006 a second principal payment will be received by the Portfolio.

  ƒ  Security acquired under mortgage dollar roll agreement.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  Ç  Security is traded on a "to-be-announced" basis.

  ºº Schedule of Fair Valued Securities (as of June 30, 2006)

	Value	Value as a % of Net Assets
Janus Aspen Flexible Bond Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)	–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Flexible Bond Portfolio
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03 - 5/21/03	$508,640	$500,850	0.2%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	85,975	–	0.0%
		$594,615	$500,850	0.2%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Flexible Bond Portfolio	$6,358,624

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2006.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Bond Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual

16 Janus Aspen Series June 30, 2006

funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Flexible Bond Portfolio	$50,875,854

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Flexible Bond Portfolio	$51,909,074

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

Mortgage Dollar Rolls

The Portfolio may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

The average balance of dollar rolls outstanding during the six-month period ended June 30, 2006 was $1,990,794 for the Portfolio. At June 30, 2006, the Portfolio was invested in dollar rolls with a cost of $1,070,509.

Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2006, the Portfolio held TBA securities with a total cost of $ 1,668,758.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis. The average borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2006 are noted in the table below.

Portfolio	Average Borrowings	Rates
Janus Aspen Flexible Bond Portfolio	$4,602,824	4.57%-9.00%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on

18 Janus Aspen Series June 30, 2006

investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon rates of 0.55% of the first $300 million of average daily net assets plus 0.45% of average daily nets assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $309 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $508,468 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

20 Janus Aspen Series June 30, 2006

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Flexible Bond Portfolio	$356,218,806	$443,985	$(8,424,570)	$(7,980,585)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period June 30, 2006 (unaudited) and each fiscal year ended December 31	Institutional Shares						Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2001	2006(1)	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Flexible Bond Portfolio	0.66%	0.57%	0.59%	0.64%	0.66%	0.67%	0.91%	0.83%	0.84%	0.89%	0.91%	0.91%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Flexible Bond Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,836	3,357
Reinvested dividends and distributions	635	2,144
Shares repurchased	(3,067)	(14,317)
Net Increase/(Decrease) in Portfolio Shares	(596)	(8,816)
Shares Outstanding, Beginning of Period	24,506	33,322
Shares Outstanding, End of Period	23,910	24,506
Transactions in Portfolio Shares – Service Shares
Shares sold	302	419
Reinvested dividends and distributions	67	217
Shares repurchased	(365)	(618)
Net Increase/(Decrease) in Portfolio Shares	4	18
Shares Outstanding, Beginning of Period	2,763	2,745
Shares Outstanding, End of Period	2,767	2,763

Janus Aspen Series June 30, 2006 21

Notes to Financial Statements (unaudited) (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Flexible Bond Portfolio	$112,886,703	$139,917,576	$152,994,337	$128,150,324

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain

22 Janus Aspen Series June 30, 2006

underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that,

24 Janus Aspen Series June 30, 2006

taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Janus Aspen Series June 30, 2006 25

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

26 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 27

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-705 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Foreign Stock Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Foreign Stock Portfolio (unaudited)

Portfolio Snapshot

This portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Performance Overview

For the six months ended June 30, 2006, Janus Aspen Foreign Stock Portfolio's Service Shares gained 7.25%, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) EAFE®, which returned 10.16%.

The world's equity markets proved quite volatile during the period despite generally healthy economic growth. The U.S. and European economies sustained economic expansions, Japanese business fundamentals improved and emerging markets, such as China and India, continued to experience growth despite a decline in May and June. Nonetheless, these trends fueled higher prices, especially in the energy and commodity markets. Indeed, the price of crude oil soared past $70 per barrel and showed no signs of significant easing.

As inflation concerns mounted, the U.S. Federal Reserve continued to tighten credit conditions, taking the Federal Funds rate to 5.25% in June, while the European Central Bank raised its key lending rate by 50 basis points during the six-month period. Longer-term yields moved modestly higher, tempered by growing concerns of an economic slowdown.

The current market environment continues to be characterized by momentum swings and driven primarily by a handful of sectors and geographies. Investors seem once again to be chasing where performance is today rather than investing where performance will potentially be tomorrow. As Warren Buffett recently remarked, "What the wise man does in the beginning, fools do in the end. With any asset class that has a big move, first the fundamentals attract speculation, then the speculation becomes dominant." Two areas that were especially popular until early May – when they sustained significant falls – were emerging markets and commodity stocks. Given that the Portfolio held limited exposure to both areas, due to our assessment that the risk/reward profiles were unattractive, the Portfolio's shares did not suffer as much as some during the slump. While this positioning may continue to hurt performance in the short term, we believe that the investments available in other areas of the market will prove to be more attractive over the next few years.

In particular, the Portfolio's performance benefited from strong stock selection in the media sector. Other strong areas included the food and beverage and retailing groups, where several well-chosen stocks boosted results. On the downside, individual holdings in the commercial services and diversified financials sectors weighed on results.

Fund Composition

The Portfolio remained most overweight in media and insurance stocks, and consumer durables and apparel. On the other hand, the Portfolio carried below-market weightings in banking, utilities and financial services stocks.

Insurance, Consumer Credit and Industrial Suppliers Hindered Performance

Our stake in United Kingdom-based insurer Willis Group Holdings ranked as the worst performer during the period. The world's third-largest insurance brokerage firm, Willis lost ground as it worked to recover from a tough 2005, in which the U.S. hurricane season wreaked havoc on claims levels and a settlement with New York Attorney General Eliot Spitzer restricted certain previous business practices. More recently, Willis' cost control efforts appear to be working and it continued to win new business, convincing us to maintain our position in the stock.

Other laggards included two new and relatively smaller holdings, Japanese consumer credit companies Acom and Promise. Acom cut its earnings expectations for both fiscal year 2006 and 2007 as it set aside increased reserves. Promise posted a drop in profits as competitive pressures heightened and expenses increased 30%, due in part to start-up costs in a new division. Promise's collaborative efforts with Sumitomo Mitsui Banking Corporation, in which a broad portfolio of loan products is available to serve a wide range of customers, proved successful and fueled optimism for future growth, therefore we maintained our position in Promise. We also stood pat on Acom. A relationship between Acom and the Bank of Tokyo-Mitsubishi UFJ was delayed, but has the potential to yield similar success.

Also detracting from the Portfolio's results was Bermuda-based conglomerate Tyco International. The stock struggled to recover from the fall it took following the January announcement that Tyco was splitting into three entities. Considering the potential value inherent in its

2 Janus Aspen Series June 30, 2006

(unaudited)

healthcare and electronics divisions, which are being spun off, as well as the surviving fire, security and engineered products company, we're willing to wait out the next steps.

We liquidated Rentokil Initial, a United Kingdom-based pest control company. Although Rentokil continued to narrow its focus by divesting its security division, management doesn't see the company returning to profitability until 2007. More intrigued by other opportunities, we moved on.

Select Pay-TV, Insurer, Spirits and Luxury Stocks Aided Performance

Longtime holding British Sky Broadcasting (BSkyB) rewarded our convictions with Portfolio-leading gains during the period. The dominant pay-TV service provider in the United Kingdom, BSkyB also produces content through its Sky Sports and Sky News outlets. Past worries over a potential loss of licensing for the English Premier League – the UK's top soccer league – and competitive pressures dissipated somewhat during the period. On the soccer front, the company purchased two-thirds of the available broadcasting rights to the English Premier League and held onto the prime games and time slots. From a competitive perspective, its pending launch of residential broadband services, facilitated by technology it acquired from Easynet, will facilitate the bundling of retail communication services. Having stood by BSkyB during some significant downturns, we were pleased to see the validation of our investment thesis.

Canada's second largest pay-TV provider, Shaw Communications, boosted returns as it twice raised its full-year income and cash flow projections. The company has enjoyed strong subscription growth in its relatively new digital telephony service and is committed to paying down debt.

Two Japanese property and casualty insurers, Nipponkoa and Millea Holdings, gained amid improving economic conditions in Japan. Both companies have embarked on ambitious plans to diversify their businesses – Nipponkoa through domestic life insurance efforts and Millea with foreign acquisitions.

Further adding to returns was global beer, wine and spirits manufacturer Diageo, which is based in the United Kingdom. We're heartened by continued strength in the company's underlying metrics and the calming effect such fundamentals had on the stock in an otherwise volatile environment. Notably, we believe cost-cutting efforts in Europe are contributing to improved profit levels.

We also benefited from our performance in LVMH Moet Hennessy Louis Vuitton of France, which owns luxury brands Louis Vuitton luggage and Moet & Chandon Champagne, among others. As Asian economies have thrived, higher-end tastes have followed and pushed LVMH to our target price.

Market Outlook

Moving forward, it will be interesting to see how the market contends with its continued attraction to risk. We believe some of the market was repriced during the second quarter slump, but commodity prices continued to trade far above the marginal costs of production, which hasn't historically been sustainable for a long period of time. Generally, supply catches up with demand, due to an increase in production, or high prices crimp demand.

We're content to let others sort out such issues in more speculative corners of the market as we remain confident in our rigorous stock selection process and in our ability to identify promising investments that may be trading at a discount to their fundamental business worth. While it may take some time for the broader market to recognize the value of the shares we own, we believe that our research efforts ultimately will be rewarded. By purchasing what we believe are good businesses at reasonable prices, we continue our efforts to generate solid long-term results for our shareholders.

Thank you for your continued investment in Janus Aspen Foreign Stock Portfolio.

Janus Aspen Series June 30, 2006 3

Janus Aspen Foreign Stock Portfolio (unaudited)

Janus Aspen Foreign Stock Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
British Sky Broadcasting Group PLC Pay television broadcasting service provider - United Kingdom	1.21%
Shaw Communications, Inc. - Class B Broadband cable television, Internet, and satellite television services provider - Canada	0.95%
Nipponkoa Insurance Company, Ltd. Property and casualty insurance provider - Japan	0.63%
Takeda Pharmaceutical Company, Ltd. Pharmaceuticals, food supplements, and chemical products manufacturer - Japan	0.54%
Heineken N.V. Brewery - Netherlands	0.54%

5 Largest Detractors from Performance – Holdings

Contribution
Willis Group Holdings, Ltd. Insurance brokerage and risk management consulting services provider - U.S.	(0.75)%
Smiths Group PLC Online travel services provider - U.S.	(0.19)%
Tyco International, Ltd. (U.S. Shares) Diversified manufacturing operator - Bermuda	(0.12)%
Acom Company, Ltd. Consumer financing company - Japan	(0.08)%
Hutchison Whampoa, Ltd. Diversified services operator - Hong Kong	(0.08)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Media	3.28%	20.04%	2.14%
Food Beverage & Tobacco	1.22%	6.94%	4.92%
Materials	0.83%	6.91%	8.27%
Pharmaceuticals & Biotechnology	0.79%	5.56%	6.84%
Consumer Durables & Apparel	0.71%	11.44%	3.35%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Diversified Financials	(0.09)%	1.59%	5.58%
Commercial Services & Supplies	(0.06)%	1.63%	0.94%
Utilities	0.00%	0.00%	5.08%
Transportation	0.00%	0.00%	2.51%
Technology Hardware & Equipment	0.00%	0.00%	3.91%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Nipponkoa Insurance Company, Ltd. Property and Casualty Insurance	5.9%
British Sky Broadcasting Group PLC Television	5.0%
Willis Group Holdings, Ltd. Insurance Brokers	4.7%
Millea Holdings, Inc. Property and Casualty Insurance	4.5%
Koninklijke (Royal) Philips Electronics N.V. Electronic Components - Miscellaneous	4.2%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Aspen Foreign Stock Portfolio - Service Shares	7.25%	16.95%		10.52%		9.97%
Morgan Stanley Capital International EAFE® Index	10.16%	26.56%		10.02%		7.79%
Lipper Quartile	N/A	4	th	2	nd	1	st
Lipper Ranking - Service Shares based on total returns for Variable Annuity International Funds	N/A**	220/227		46/143		31/143

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 2001

** The fiscal year-to-date Lipper ranking for the Portfolio's Service Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06) *
Actual	$1,000.00	$1,072.50	$7.71
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

*Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

6 Janus Aspen Series June 30, 2006

Janus Aspen Foreign Stock Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 87.4%
Advertising Agencies - 0%
124	Interpublic Group of Companies, Inc.*	$1,035
Advertising Services - 2.1%
28,336	WPP Group PLC	342,954
Agricultural Chemicals - 2.7%
3,325	Syngenta A.G.*	441,955
Audio and Video Products - 1.2%
4,500	Sony Corp.	198,576
Beverages - Wine and Spirits - 2.9%
29,156	Diageo PLC	490,363
Brewery - 1.8%
7,021	Heineken N.V.	297,694
Broadcast Services and Programming - 1.5%
12,720	Grupo Televisa S.A. (ADR)	245,623
Cable Television - 3.4%
19,898	Shaw Communications, Inc. - Class B	562,377
Cellular Telecommunications - 2.1%
167,527	Vodafone Group PLC	357,037
Chemicals - Diversified - 1.6%
4,792	Akzo Nobel N.V.	258,407
156	Arkema*	6,088
		264,495
Chemicals - Specialty - 2.2%
457	Givaudan S.A.	359,791
Distribution/Wholesale - 2.5%
52,000	Esprit Holdings, Ltd.	424,501
Diversified Operations - 10.1%
42,000	Hutchison Whampoa, Ltd.	383,426
5,541	Louis Vuitton Moet Hennessy S.A.	549,968
18,886	Smiths Group PLC	311,175
15,900	Tyco International, Ltd. (U.S. Shares)	437,250
		1,681,819
Electronic Components - Miscellaneous - 4.2%
22,475	Koninklijke (Royal) Philips Electronics N.V.	702,281
Finance - Consumer Loans - 1.9%
2,790	Acom Company, Ltd.	151,397
2,900	Promise Company, Ltd.	168,010
		319,407
Food - Diversified - 2.1%
1,097	Nestle S.A.	344,565
Hotels and Motels - 1.0%
2,803	Accor S.A.	170,619
Insurance Brokers - 4.7%
24,450	Willis Group Holdings, Ltd.	784,845
Machinery - Pumps - 2.7%
6,941	Pfeiffer Vacuum Technology A.G.	443,007
Medical - Drugs - 5.3%
11,433	GlaxoSmithKline PLC	319,457
9,200	Takeda Pharmaceutical Company, Ltd.	572,387
		891,844
Miscellaneous Manufacturing - 2.1%
178,189	FKI PLC	352,575

Shares or Principal Amount		Value
Multimedia - 2.9%
13,856	Vivendi Universal S.A.	$485,597
Oil Companies - Integrated - 4.8%
33,354	BP PLC	388,884
6,272	Total S.A.	412,743
		801,627
Property and Casualty Insurance - 10.4%
40	Millea Holdings, Inc.	744,495
115,000	Nipponkoa Insurance Company, Ltd.	992,835
		1,737,330
Publishing - Books - 2.6%
29,225	Reed Elsevier N.V.	439,592
Publishing - Newspapers - 1.2%
67,969	Independent News & Media PLC	199,083
Publishing - Periodicals - 0.7%
5,145	Wolters Kluwer N.V.	121,546
Rubber/Plastic Products - 1.8%
15,000	Tenma Corp.	298,191
Television - 5.0%
78,699	British Sky Broadcasting Group PLC	834,623
Total Common Stock (cost $10,042,535)		14,594,952
Preferred Stock - 1.1%
Soap and Cleaning Preparations - 1.1%
1,603	Henkel KGaA (cost $101,008)	183,278
Repurchase Agreement - 7.2%
$1,200,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $1,200,532 collateralized by $1,361,256 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $1,224,003 (cost $1,200,000)	1,200,000
Short-Term U.S. Government Agency - 4.2%
700,000	Federal Home Loan Bank System 5.195%, 8/18/06 (amortized cost $695,151)	695,151
Total Investments (total cost $12,038,694) – 99.9%		$16,673,381
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		19,677
Net Assets – 100%		$16,693,058

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,646,596	9.9%
Canada	562,377	3.4%
France	1,625,015	9.7%
Germany	626,285	3.7%
Hong Kong	383,426	2.3%
Ireland	199,083	1.2%
Japan	3,125,891	18.7%
Mexico	245,623	1.5%
Netherlands	1,819,520	10.9%
Switzerland	1,146,311	6.9%
United Kingdom	3,397,068	20.4%
United States††	1,896,186	11.4%
Total	$16,673,381	100.0%

†† Includes Short-Term Securities (0.0% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Foreign Stock Portfolio
Assets:
Investments at cost	$12,039
Investments at value	$16,673
Cash	29
Cash denominated in foreign currency (cost $21)	21
Receivables:
Portfolio shares sold	1
Dividends	32
Interest	–
Other assets	–
Total Assets	16,756
Liabilities:
Payables:
Portfolio shares repurchased	37
Advisory fees	1
Transfer agent fees and expenses	–
Distribution fees - Service Shares	3
Non-interested Trustees' fees and expenses	2
Accrued expenses	20
Total Liabilities	63
Net Assets	$16,693
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$11,732
Undistributed net investment income/(loss)*	18
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	308
Unrealized appreciation/(depreciation) of investments and foreign currency translations	4,635
Total Net Assets	$16,693
Net Assets - Service Shares	$16,693
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,086
Net Asset Value Per Share	$15.38

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
Investment Income:
Interest	$30
Dividends	204
Foreign tax withheld	(16)
Total Investment Income	218
Expenses:
Advisory fees	53
Transfer agent expenses	2
Registration fees	–
Custodian fees	7
Professional fees	9
Non-interested Trustees' fees and expenses	1
Distribution fees - Service Shares	21
System fees	16
Legal fees	5
Printing fees	13
Proxy fees	8
Other expenses	2
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	137
Expense and Fee Offset	(1)
Net Expenses	136
Less: Excess Expense Reimbursement	(13)
Net Expenses after Expense Reimbursement	123
Net Investment Income/(Loss)	95
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	309
Net realized gain/(loss) from foreign currency transactions	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	746
Net Gain/(Loss) on Investments	1,055
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,150

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Foreign Stock Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$95	$136
Net realized gain/(loss) from investment transactions and foreign currency transactions	309	667
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	746	29
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,150	832
Dividends and Distributions to Shareholders:
Net investment income *
Service Shares	(77)	(131)
Net realized gain from investment transactions*
Service Shares	(490)	–
Net Decrease from Dividends and Distributions	(567)	(131)
Capital Share Transactions:
Shares sold
Service Shares	1,542	5,525
Reinvested dividends and distributions
Service Shares	567	131
Shares repurchased
Service Shares	(1,671)	(7,574)
Net Increase/(Decrease) from Capital Share Transactions	438	(1,918)
Net Increase/(Decrease) in Net Assets	1,021	(1,217)
Net Assets:
Beginning of period	15,672	16,889
End of period	$16,693	$15,672
Undistributed net investment income/(loss)*	$18	$1

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Financial Highlights - Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Foreign Stock Portfolio
and through each fiscal year or period ended December 31	2006	2005	2004	2003	2002	2001(1)
Net Asset Value, Beginning of Period	$14.85	$14.09	$11.95	$9.00	$10.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	.11	.04	.06	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	.98	.76	2.14	2.95	(1.41)	.49
Total from Investment Operations	1.07	.87	2.18	3.01	(1.41)	.50
Less Distributions:
Dividends (from net investment income)*	(.07)	(.11)	(.04)	(.04)	–	(.01)
Distributions (from capital gains)*	(.47)	–	–	–	(.08)	–
Tax return of capital*	–	–	–	(.02)	–	–
Total Distributions	(.54)	(.11)	(.04)	(.06)	(.08)	(.01)
Net Asset Value, End of Period	$15.38	$14.85	$14.09	$11.95	$9.00	$10.49
Total Return**	7.25%	6.24%	18.22%	33.39%	(13.37)%	4.97%
Net Assets, End of Period (in thousands)	$16,693	$15,672	$16,889	$8,481	$5,969	$2,108
Average Net Assets for the Period (in thousands)	$16,626	$16,595	$13,297	$6,758	$3,989	$1,947
Ratio of Gross Expenses to Average Net Assets***(3)	1.50%	1.45%	1.46%	1.50%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.49%	1.44%	1.45%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.15%	0.82%	0.34%	0.40%	(0.09)%	0.10%
Portfolio Turnover Rate***	4%	20%	14%	31%	106%	22%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)   Fiscal period from May 1, 2001 (inception date) through December 31, 2001.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Foreign Stock Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Janus Aspen Series June 30, 2006 13

Notes to Financial Statements (unaudited) (continued)

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"),

14 Janus Aspen Series June 30, 2006

yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $18 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $1,298 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Foreign Stock Portfolio	$12,040,098	$4,863,205	$(229,922)	$4,633,283

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Foreign Stock Portfolio	$211,001

16 Janus Aspen Series June 30, 2006

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period June 30, 2006 (unaudited) and each fiscal year or period ended December 31	Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2001(2)
Janus Aspen Foreign Stock Portfolio	1.66%	1.45%	1.46%	1.89%	2.54%	3.62%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2) Fiscal period from May 1, 2001 (inception date) through December 31, 2001.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Foreign Stock
and the fiscal year ended December 31, 2005	Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Service Shares
Shares sold	99	391
Reinvested dividends and distributions	37	9
Shares repurchased	(106)	(543)
Net Increase/(Decrease) in Portfolio Shares	30	(143)
Shares Outstanding, Beginning of Period	1,056	1,199
Shares Outstanding, End of Period	1,086	1,056

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Foreign Stock Portfolio	$338,953	$1,344,468	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

18 Janus Aspen Series June 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

Janus Aspen Series June 30, 2006 19

Additional Information (unaudited) (continued)

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

20 Janus Aspen Series June 30, 2006

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Aspen Series June 30, 2006 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

22 Janus Aspen Series June 30, 2006

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2006 23

Notes

24 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-716 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Forty Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Forty Portfolio (unaudited)

Scott Schoelzel

portfolio manager

Portfolio Snapshot

This portfolio invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium and small-sized companies.

Performance Overview

For the six months ended June 30, 2006, Janus Aspen Forty Portfolio's Institutional Shares and Service Shares declined by 0.90% and 1.02%, respectively. This compares to a 0.93% loss for our primary benchmark, the Russell 1000® Growth Index, and a 2.71% return for our secondary benchmark, the S&P 500® Index.

Operating metrics of the Portfolio remained stellar during the period. Portfolio turnover remained a modest 57%, and the Portfolio's expenses remained competitive in the industry at 0.71% for Institutional Shares and 0.96% for Service Shares. These total results, when added to the peer-beating returns we have delivered over the past few years, add to our conviction that we continue to head in the right direction.

Janus Aspen Forty Portfolio remains in the top quartile of all Lipper Variable Annuity Large-Cap Growth Funds for the 3-, 5- and Since Inception time periods, based on total return.

Lipper Quartile Rank - as of 6/30/06	One Year		Three Years		Five Years		Since Inception
Institutional Shares	2	nd	1	st	1	st	1	st
Since Inception (5/97)	(79 out of 199)		(3 out of 184)		(4 out of 117)		(1 out of 52)
Service Shares	2	nd	1	st	1	st	N/A*
Since Inception (5/97)	(91 out of 199)		(4 out of 184)		(6 out of 117)		N/A*

* The since inception Lipper ranking for the Portfolio's Service Shares is not available.

I am particularly pleased with our performance during this period, as we had to navigate the reduction of two of our largest and longest-held positions, UnitedHealth Group and Genentech. One of the criticisms leveled at Janus over the years has been that we lacked a "sell discipline." Clearly, I would argue otherwise, and I think these large, timely sales are illustrative of our selling prowess.

Two of Our Largest and Longest Held Positions were Reduced

Our position in UnitedHealth was established many years ago, and we have watched it nearly triple in value as it grew to become one of the largest positions in the Portfolio, cresting at just over 14% of the Portfolio's assets at its peak. We have begun to meaningfully reduce the position, with the bulk of the sales occurring during this six-month period. More specifically, we sold over 86% of the entire position (over 1 million shares) during the past six months at average prices within 24% of UnitedHealth's all-time high, and 39% of shares were liquidated before the controversy surrounding the timing of the pricing of the company's stock options for its senior executives became front-page news. In fairness, we had no idea UnitedHealth would become entangled in an option pricing investigation, but this occurred after the stock had begun to fall. Meanwhile, our proactive sales were based on the belief that there was some underappreciated maturation of the company's insured business, and our market surveys began to detect an increasingly competitive pricing environment.

During the period we also sold just over 52% of our position in biotechnology company Genentech. Like UnitedHealth, Genentech was one of our largest and longest-held positions. Genentech had more than tripled in value since the stock was initially acquired, and there were certainly many opportunities to sell the stock along the way. Nevertheless, after nearly four years we felt that much of what we had anticipated for the company in terms of new indications for their cancer-fighting lineup of bio-engineered drugs was more fully reflected in the price, and we began to cut the position size, with average prices of the sales occurring within 21% of the stock's all-time high. To be fair, the reduction in these two positions was far from perfect. We didn't (nor was it our intention to) sell the positions to zero. We believe both investments still have merits, and while both detracted from the Portfolio's performance during the period, I am confident that the net result of our sales did indeed benefit the Portfolio's investors.

Holdings on the Positive Side of the Ledger

The top performer during the period was Las Vegas Sands, the casino and resort developer with properties in Las Vegas and the Chinese territory of Macau, as well as the rights to build

2 Janus Aspen Series June 30, 2006

(unaudited)

the first casino in Singapore. On Macau, the Sands' master-planned Cotai Strip has attracted luxury hotel partners such as Four Seasons Hotels, Starwood Hotels & Resorts Worldwide and Hilton Hotels, and its vast retail space is attracting similarly high-end names. As our conviction has solidified that the Macau story is moving beyond simply gaming and into high-end resort development, we built up our stake in Las Vegas Sands.

Another leader was Celgene, an emerging powerhouse in the biotechnology field. Within the past six months, the company started selling its cancer-fighting drug, Revlimid, and received Food and Drug Administration approval for both Revlimid and its Thalomid drugs to treat multiple myeloma, a bone marrow-based cancer. Excited by the potential, we added to our position.

We modestly reduced our investment but still held a substantial position in ConocoPhillips. Our position continues to progress and is emblematic of the Portfolios' overweight investment in the "oil complex." As we have previously said, we are not believers in "$100 oil," but we do continue to believe there is an ongoing tightness in the oil complex globally, and we have purchased the stocks we think are best positioned to capitalize on this ongoing opportunity. There is a lot of skepticism about the sustainability of the imbalances currently present in the oil markets, as evidenced by ConocoPhillips's very low price/earnings multiple** of 6.6. We continue to closely monitor supply increases, refining capacity and above all, global demand. While we expect continued volatility in these markets, we believe the natural decline curve of the world's reservoirs to be understated and the world's demand to be stronger than largely recognized, particularly in the Middle East.

Portfolio Outlook

On the macro front, six months ago I thought we would start to see interest rates begin to crest, thereby laying the foundation for an improving equities market. At the time of this writing, that has not happened as quickly as I anticipated. In fact, the continued rise in interest rates has been of some concern. The Federal Reserve now has raised rates 17 consecutive times, yet gross domestic product growth continues to be strong with corresponding strength in the commodities markets, especially copper and gold. This, together with a continued weakness in the U.S. dollar, has the markets on edge. I do think that oil prices, commodity markets and interest rates will moderate, but the soft slowdown I was anticipating could end up being more abrupt.

Despite these continued macroeconomic headwinds, we believe there are still companies that will continue to thrive in this environment, and I am confident that our analysts will continue to do masterful work in uncovering those opportunities for our investors.

Thank you for your continued confidence and investment in Janus Aspen Forty Portfolio.

**Price/earnings multiple is a valuation ratio of a company's current share price compared to its per-share earnings.

Janus Aspen Series June 30, 2006 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Las Vegas Sands Corp. Casino hotel – U.S.	2.29%
Celgene Corp. Biopharmaceutical company – U.S.	1.40%
Occidental Petroleum Corp. Crude oil and natural gas company – U.S.	0.94%
ConocoPhillips Integrated energy company – U.S.	0.71%
Intuitive Surgical, Inc. Medical equipment manufacturer – U.S.	0.69%

5 Largest Detractors from Performance – Holdings

Contribution
UnitedHealth Group, Inc. Organized health systems company – U.S.	(1.61)%
Aetna, Inc. Online travel services provider – U.S.	(1.50)%
Advance Auto Parts, Inc. Auto parts and accessories retailer – U.S.	(1.00)%
XM Satellite Radio Holdings, Inc. - Class A Audio entertainment provider – U.S.	(0.93)%
eBay, Inc. Online marketplace – U.S.	(0.85)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.33%	25.30%	3.84%
Consumer Services	2.27%	7.56%	2.70%
Pharmaceuticals & Biotechnology	0.81%	8.82%	10.22%
Banks	0.37%	4.54%	0.82%
Diversified Financials	0.34%	2.78%	3.73%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(3.14)%	16.34%	8.64%
Software & Services	(1.73)%	9.06%	10.47%
Retailing	(1.08)%	5.59%	6.36%
Media	(0.93)%	1.41%	3.06%
Technology Hardware and Equipment	(0.59)%	5.47%	10.60%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

ConocoPhillips	6.1% Oil Companies - Integrated
Las Vegas Sands Corp.	5.9% Casino Hotels
Wells Fargo & Co.	4.8% Super-Regional Banks
Celgene Corp.	4.3% Medical - Biomedical And Genetic
Harrah's Entertainment, Inc.	4.2% Casino Hotels

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year- to-Date	One Year		Five Year		Since Inception*
Janus Aspen Forty Portfolio - Institutional Shares	(0.90)%	6.72%		4.01%		12.23%
Janus Aspen Forty Portfolio - Service Shares	(1.02)%	6.46%		3.75%		11.87%
Russell 1000® Growth Index	(0.93)%	6.12%		(0.76)%		4.07%
S&P 500® Index	2.71%	8.63%		2.49%		6.85%
Lipper Quartile	N/A	2	nd	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	N/A**	79/199		4/117		1/52

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

The Portfolio is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date - May 1, 1997

** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$991.00	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$989.80	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

*Expenses are equal to the annualized expense ratio of 0.71% for Institutional Shares and 0.96% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 Janus Aspen Series June 30, 2006

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 95.8%
Agricultural Chemicals - 6.5%
103,130	Monsanto Co.	$8,682,515
241,590	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	20,769,492
201,715	Syngenta A.G.*	26,811,736
		56,263,743
Agricultural Operations - 2.0%
153,670	Archer-Daniels-Midland Co.	6,343,498
213,290	Bunge, Ltd.	10,717,822
		17,061,320
Athletic Footwear - 0.4%
38,440	NIKE, Inc. - Class B	3,113,640
Casino Hotels - 10.1%
510,220	Harrah's Entertainment, Inc.	36,317,460
655,580	Las Vegas Sands Corp.*	51,043,458
		87,360,918
Coal - 2.4%
375,920	Peabody Energy Corp.	20,957,540
Computers - 3.8%
255,090	Apple Computer, Inc.*	14,570,741
257,305	Research In Motion, Ltd. (U.S. Shares)*,#	17,952,170
		32,522,911
Computers - Memory Devices - 0.9%
677,240	EMC Corp.*	7,429,323
Cosmetics and Toiletries - 3.3%
510,720	Procter & Gamble Co.	28,396,032
Entertainment Software - 3.1%
627,455	Electronic Arts, Inc.*	27,005,663
Finance - Investment Bankers/Brokers - 3.2%
181,010	Goldman Sachs Group, Inc.	27,229,334
Food - Retail - 1.1%
141,970	Whole Foods Market, Inc.	9,176,941
Machinery - Farm - 1.1%
111,880	Deere & Co.	9,340,861
Medical - Biomedical and Genetic - 7.7%
775,740	Celgene Corp.*	36,793,348
360,965	Genentech, Inc.*	29,526,937
		66,320,285
Medical - HMO - 3.5%
545,685	Aetna, Inc.	21,789,202
188,065	UnitedHealth Group, Inc.	8,421,551
		30,210,753
Medical Instruments - 3.6%
262,900	Intuitive Surgical, Inc.*	31,014,313
Oil Companies - Exploration and Production - 5.4%
465,195	Apache Corp.	31,749,559
209,470	EOG Resources, Inc.	14,524,650
		46,274,209
Oil Companies - Integrated - 15.7%
439,580	BP PLC (ADR)	30,599,164
799,865	ConocoPhillips	52,415,153
393,285	Hess Corp.#	20,785,112
308,175	Occidental Petroleum Corp.	31,603,346
		135,402,775

Shares or Principal Amount		Value
Oil Refining and Marketing - 2.5%
323,870	Valero Energy Corp.	$21,543,832
Optical Supplies - 2.2%
197,545	Alcon, Inc. (U.S. Shares)#	19,468,060
Retail - Apparel and Shoe - 0.8%
173,697	Industria de Diseno Textil S.A.	7,327,075
Retail - Auto Parts - 1.1%
318,952	Advance Auto Parts, Inc.	9,217,713
Retail - Building Products - 1.6%
227,960	Lowe's Companies, Inc.	13,830,333
Retail - Restaurants - 0.8%
183,660	Starbucks Corp.*	6,935,002
Soap and Cleaning Preparations - 1.2%
280,190	Reckitt Benckiser PLC	10,466,257
Super-Regional Banks - 4.8%
619,360	Wells Fargo & Co.	41,546,669
Therapeutics - 2.3%
122,071	Amylin Pharmaceuticals, Inc.*	6,026,645
240,830	Gilead Sciences, Inc.*,#	14,247,503
		20,274,148
Web Portals/Internet Service Providers - 3.0%
60,872	Google, Inc. - Class A*	25,525,456
Wireless Equipment - 1.7%
361,130	QUALCOMM, Inc.	14,470,479
Total Common Stock (cost $631,911,902)		825,685,585
Other Securities - 1.7%
14,227,607	State Street Navigator Securities Lending Prime Portfolio† (cost $14,227,607)	14,227,607
Repurchase Agreement - 1.5%
$12,700,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $12,705,630 collateralized by $14,406,625 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $12,954,031 (cost $12,700,000)	12,700,000
Short-Term U.S. Government Agency - 0.8%
6,709,000	Fannie Mae, 4.69%, 8/16/06 (amortized cost $6,668,795)	6,668,795
Total Investments (total cost $665,508,304) – 99.8%		859,281,987
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,342,642
Net Assets – 100%		$860,624,629

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$10,717,822	1.2%
Canada	38,721,662	4.5%
Spain	7,327,075	0.9%
Switzerland	46,279,796	5.4%
United Kingdom	41,065,421	4.8%
United States††	715,170,211	83.2%
Total	$859,281,987	100.0%

†† Includes Short-Term Securities and Other Securities (79.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Forty Portfolio
Assets:
Investments at cost(1)	$665,508
Investments at value(1)	$859,282
Cash	1,547
Receivables:
Investments sold	14,344
Portfolio shares sold	570
Dividends	296
Interest	4
Other assets	1
Total Assets	876,044
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	14,228
Portfolio shares repurchased	641
Advisory fees	439
Transfer agent fees and expenses	–
Distribution fees - Service Shares	84
Non-interested Trustees' fees and expenses	8
Accrued expenses	19
Total Liabilities	15,419
Net Assets	$860,625
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,181,447
Undistributed net investment income/(loss)*	190
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(514,785)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	193,773
Total Net Assets	$860,625
Net Assets - Institutional Shares	$437,563
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,981
Net Asset Value Per Share	$27.38
Net Assets - Service Shares	$423,062
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,580
Net Asset Value Per Share	$27.15

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $13,925,854 of securities loaned for Janus Aspen Forty Portfolio (Note 1).

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Forty Portfolio
Investment Income:
Interest	$1,132
Securities lending income	21
Dividends	4,090
Foreign tax withheld	(50)
Total Investment Income	5,193
Expenses:
Advisory fees	3,092
Transfer agent expenses	2
Registration fees	20
Custodian fees	17
Professional fees	8
Non-interested Trustees' fees and expenses	18
Distribution fees - Service Shares	563
Proxy fees	150
Other expenses	122
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,992
Expense and Fee Offset	(4)
Net Expenses	3,988
Net Investment Income/(Loss)	1,205
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	140,359
Net realized gain/(loss) from foreign currency transactions	7
Net realized gain/(loss) from short sales	312
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(146,034)
Net Gain/(Loss) on Investments	(5,356)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,151)

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Forty Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$1,205	$1,160
Net realized gain/(loss) from investment and foreign currency transactions	140,366	98,854
Net realized gain/(loss) from short sales	312	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(146,034)	13,317
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,151)	113,332
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(791)	(1,104)
Service Shares	(301)	(39)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(1,092)	(1,143)
Capital Share Transactions:
Shares sold
Institutional Shares	26,826	114,464
Service Shares	31,340	62,797
Reinvested dividends and distributions
Institutional Shares	791	1,104
Service Shares	301	39
Shares repurchased
Institutional Shares	(149,595)	(117,150)
Service Shares	(69,638)	(88,058)
Net Increase/(Decrease) from Capital Share Transactions	(159,975)	(26,804)
Net Increase/(Decrease) in Net Assets	(165,218)	85,385
Net Assets:
Beginning of period	1,025,843	940,458
End of period	$860,625	$1,025,843
Undistributed net investment income/(loss)*	$190	$77

 * See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Forty Portfolio
and through each fiscal year ended December 31	2006	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$27.68	$24.58		$20.84		$17.37	$20.72	$26.79
Income from Investment Operations:
Net investment income/(loss)	.06	.06		.06		.08	.12	.22
Net gain/(loss) on securities (both realized and unrealized)	(.31)	3.10		3.74		3.48	(3.36)	(6.01)
Total from Investment Operations	(.25)	3.16		3.80		3.56	(3.24)	(5.79)
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.06)		(.06)		(.09)	(.11)	(.28)
Distributions (from capital gains)*	–	–		–		–	–	–
Payment from affiliate	–	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.05)	(.06)		(.06)		(.09)	(.11)	(.28)
Net Asset Value, End of Period	$27.38	$27.68		$24.58		$20.84	$17.37	$20.72
Total Return**	(0.90)%	12.85	%(2)	18.23	%(2)	20.54%	(15.67)%	(21.67)%
Net Assets, End of Period (in thousands)	$437,563	$560,842		$502,681		$530,617	$528,210	$776,553
Average Net Assets for the Period (in thousands)	$520,192	$509,092		$495,684		$509,046	$640,500	$855,499
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.71%	0.67%		0.67%		0.68%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	0.71%	0.67%		0.67%		0.68%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	0.24%		0.24%		0.40%	0.56%	0.96%
Portfolio Turnover Rate***	57%	42%		16%		41%	62%	67%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Forty Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$27.45	$24.39	$20.68	$17.24	$20.57	$26.54
Income from Investment Operations:
Net investment income/(loss)	.02	– (5)	– (5)	.03	.06	.14
Net gain/(loss) on securities (both realized and unrealized)	(.30)	3.06	3.72	3.46	(3.33)	(5.92)
Total from Investment Operations	(.28)	3.06	3.72	3.49	(3.27)	(5.78)
Less Distributions:
Dividends (from net investment income)*	(.02)	– (5)	(.01)	(.05)	(.06)	(.19)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	–	(.01)	(.05)	(.06)	(.19)
Net Asset Value, End of Period	$27.15	$27.45	$24.39	$20.68	$17.24	$20.57
Total Return**	(1.02)%	12.56%	17.97%	20.23%	(15.93)%	(21.83)%
Net Assets, End of Period (in thousands)	$423,062	$465,001	$437,777	$427,292	$367,266	$498,094
Average Net Assets for the Period (in thousands)	$453,935	$441,936	$423,061	$390,044	$432,801	$514,004
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.96%	0.92%	0.92%	0.93%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.96%	0.92%	0.92%	0.93%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%	(0.01)%	0%	0.15%	0.30%	0.69%
Portfolio Turnover Rate***	57%	42%	16%	41%	62%	67%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  Net investment income/(loss) and/or dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Forty Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual

Janus Aspen Series June 30, 2006 13

Notes to Financial Statements (unaudited) (continued)

funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Forty Portfolio	$13,925,854

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Forty Portfolio	$14,227,607

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

14 Janus Aspen Series June 30, 2006

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $902 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

16 Janus Aspen Series June 30, 2006

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Forty Portfolio	$667,892,597	$204,383,893	$(12,994,503)	$191,389,390

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Forty Portfolio(1)	$(21,930,629)	$(336,450,111)	$(148,648,887)	$(146,398,991)	$(653,428,618)

(1) Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Forty Portfolio	$96,425,021

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Forty Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	963	4,359
Reinvested dividends and distributions	29	41
Shares repurchased	(5,274)	(4,590)
Net Increase(Decrease) in Portfolio Shares	(4,282)	(190)
Shares Outstanding, Beginning of Period	20,263	20,453
Shares Outstanding, End of Period	15,981	20,263
Transactions in Portfolio Shares – Service Shares
Shares sold	1,126	2,484
Reinvested dividends and distributions	11	2
Shares repurchased	(2,495)	(3,497)
Net Increase(Decrease) in Portfolio Shares	(1,358)	(1,011)
Shares Outstanding, Beginning of Period	16,938	17,949
Shares Outstanding, End of Period	15,580	16,938

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short sales) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Forty Portfolio	$256,179,586	$411,467,358	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

18 Janus Aspen Series June 30, 2006

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry;

20 Janus Aspen Series June 30, 2006

and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets,

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

22 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-710 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Fundamental Equity Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Fundamental Equity Portfolio (unaudited)

Portfolio Snapshot

The conservative growth portfolio from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn

portfolio manager

Stocks started the year on a promising note, with the S&P 500® Index advancing nearly 3% in January in anticipation that the Federal Reserve (Fed) would soon stop raising interest rates. To the market's chagrin, on January 31, outgoing Fed Chairman Alan Greenspan raised the Federal Funds rate for the fourteenth consecutive time in this cycle, to 4.50%. The market retreated on the news, but then drifted higher on hopes that the Fed might be nearing the end of its credit tightening campaign. These hopes persisted even though incoming Fed Chairman Ben Bernanke raised overnight rates by another 25 basis points in late March.

Uncertainty over the prospects for additional Fed tightening kept markets volatile in the second quarter as investors weighed persistent inflation concerns against some signs of moderating activity in the employment and housing markets. Nonetheless, the Fed continued its campaign of credit tightening, raising rates by 25 basis points in both May and June. This left the Federal Funds rate at 5.25%, up 100 basis points from the start of the year, and 425 basis points higher than it was at the start of this tightening cycle in June 2004.

Meanwhile, the 10-year Treasury yield rose to 5.14% by the end of June, after trading in a band around 4.5% for most of last year. Interest rates matter because they impact the value of stocks through the discounting mechanism, as well as the pace of economic growth through their impact on business investment and consumer spending. Despite rising rates and a flattening yield curve, the economy remains strong and corporations remained generally healthy, backed in most cases by record profits, ample free cash flow and solid balance sheets. So what is there to worry about?

As argued articulately by Stephen Roach, Chief Economist of Morgan Stanley, despite its benefits, globalization is also sustaining the unsustainable – a large and persistent fiscal deficit and a growing trade deficit increasingly financed by savings overseas. For now, foreigners seem content to finance our twin deficits, and longer-term interest rates remain low as a result. Despite these concerns, I believe that stocks are attractively valued, and I am confident that our bottom-up stock-picking approach should help us to create long-term value for our investors regardless of the underlying market environment.

Performance Overview

I am pleased to report that your Portfolio performed well on both an absolute and relative basis. For the six months ended June 30, 2006, Janus Aspen Fundamental Equity Portfolio's Institutional and Service Shares returned 3.18% and 3.06%, respectively, exceeding their primary benchmark, the S&P 500® Index, which returned 2.71%, and their secondary benchmark, the Russell 1000® Growth Index, which declined 0.93% for the same period.

Investment Philosophy and Strategy

It has been little over a year since I stepped in for Karen Reidy to serve as the portfolio manager for your Portfolio. In this time, I have strived to maintain a consistent philosophy and strategy while delivering top-quartile returns.

My strategy is to try to deliver superior risk-adjusted returns versus the S&P 500® Index in a conservative growth strategy. A primary difference between Janus Aspen Fundamental Equity Portfolio and Janus Aspen Growth and Income Portfolio, the other Portfolio I manage, is that the Janus Aspen Fundamental Equity Portfolio does not have an income requirement. As such, the Portfolio will be invested predominantly in stocks selected for their capital appreciation potential. My investment strategy is built on the combination of in-depth, grassroots research and rigorous quantitative analysis. Our research process begins by identifying companies with sustainable competitive advantages in product manufacturing, product distribution, or research and development. Our analysts devote much of their time and energy to field research – interviewing suppliers, competitors and partners – to develop deep knowledge of the industry ecosystem. After assessing a company's qualitative characteristics, we look in detail at the financial metrics as we seek to identify companies poised to deliver improving margins, returns on invested capital and free cash flow. This process involves a careful review of corporate balance sheets and cash flow statements, aimed at understanding how they interconnect with the income statement. Our company-by-company analysis is not complete until we test the valuation of the stock against a variety of market scenarios, using discounted cash flow analysis and probability weightings to derive a target price for the stock.

This strategy continued to pay off for our investors, as many of our holdings outpaced the market in the first six months of 2006, supporting our relative performance. In particular, performance during the period benefited from our overweight exposure to the energy sector, where a number of our individual holdings provided strong returns.

2 Janus Aspen Series June 30, 2006

(unaudited)

Suncor Energy and Celgene Continued to Drive Performance

One standout was Suncor, an integrated Canadian oil company that provides a leveraged play on the long-term price of oil. We remain bullish on the outlook for oil prices due to our analysis of long-term supply and demand conditions. Our research suggests that non-OPEC supply will peak in 2009 or 2010, and that OPEC will struggle to increase output by enough to meet the world's demand growth. This would create a situation where the market must price out demand – at an equilibrium price that is clearly well above the $70 per barrel rate we see today. In my opinion, relative to its intrinsic value, the market is discounting a long-term future price of oil between $45 and $50 per barrel. For this reason, I believe there is considerable upside to Suncor's current share price if investors begin to believe in the sustainability of higher oil prices and then discount this reality into their share price calculations.

Furthermore, in my opinion, Suncor is a highly attractive acquisition target for the major integrated oil companies, as well as for foreign government oil enterprises. The Canadian oil sands project poses no exploration risk, and the development costs, while large, could potentially be lowered through technological advances. Given the increasing difficulty of locating and developing conventional oil resources, I believe the fixed cost-structure of the abundant oil sands should look increasingly attractive to the major oil companies. Moreover, it is my contention that as the major oil companies are forced to pursue oil into politically unstable regions such as West Africa and the former Soviet Union, the relative stability of Canada should make these assets even more compelling.

Meanwhile, performance also benefited from solid stock selection within the pharmaceutical and biotechnology space. One of our top names was Celgene, a biotechnology company that has made headlines with the expanding treatment indicators for its drug Revlimid. Last December, the drug received Food and Drug Administration (FDA) approval as a treatment for myelodysplastic syndromes, a blood-borne cancer. More recently, the FDA has approved Revlimid for use as a combination treatment for another kind of blood cancer, multiple myeloma.

Yahoo!, Aetna and Neurocrine Biosciences Detracted from Performance

On the downside, our results were hindered by disappointing performance by select technology and healthcare services shares. One detractor was Internet company Yahoo!, a leading company in the rapidly growing online advertising industry. The stock lost ground after the company reported a first-quarter loss, which highlighted concerns over its long-term growth rate and competitive positioning versus Google. The traditional media industry is facing formidable secular challenges as content digitalization and the emergence of new distribution channels drives increased audience fragmentation. With its large and growing user base, we believe Yahoo! is well positioned to benefit from this trend through multiple revenue streams in branded advertising, sponsored search, and premium subscription services. And while other factors may influence performance over the short-term, we believe Yahoo! continues to have long-term potential, and we have consequently held the position.

Meanwhile, Aetna's shares came under pressure after the health insurer released its first quarter 2006 financial results. While the company's earnings were better than anticipated, its medical loss ratio spiked to 80%, versus expectations of 78%. This sparked concern that the company had inadequately priced its book of business against medical cost trends. Moreover, unlike in previous quarters, Aetna did not report a favorable reserve adjustment. Shares fell so dramatically in the wake of this news that company officials held a second conference call to explain that the higher ratios reflected changes in the mix of business, rather than a change in the health of the company itself. Despite the noise, we believe that underlying medical cost trends are decelerating in line with our expectations, and at a faster pace than commercial pricing changes. Our healthcare analyst, Ted Shannon, maintains a deep pool of industry contacts, which provides us with valuable insight into health insurance trends. What we have learned continues to support our investment thesis. Costs are decelerating with the growing adoption of consumer-driven health plans. Moreover, we believe they could decline further in the coming year with the recalibration of government reimbursements. We also believe that, while the industry remains competitive, there are no meaningful changes to the overall pricing environment. I recognize that it may take time for Aetna's management to regain credibility with investors and for the stock to make up lost ground. Nonetheless, we remained invested in the position. Another reason we have liked Aetna is that the company has carried an under-levered balance sheet relative to other health plans, such as UnitedHealth Group and Coventry Health Care. We believe the current share price weakness is an excellent opportunity for the company to step up and aggressively buy back shares.

Finally, we were also disappointed by the performance of Neurocrine Biosciences (NBIX), the sharpest detractor to our results for the period. Shares were down 81% in the period after the FDA rejected the critical 15-milligram dose of Indiplon, the company's primary drug under development, on worries about certain low-level amnesia side effects. We bought NBIX at an opportunistic moment during the summer of 2004. At that time, we believed that the market was undervaluing the sales potential of Indiplon,

Janus Aspen Series June 30, 2006 3

Janus Aspen Fundamental Equity Portfolio (unaudited)

which is a treatment for sleep disorder. We performed extensive review of the company's trial data and concluded that Indiplon would have best-in-class efficacy compared to Sanofi's Ambien and Sepracor's Lunesta and that this advantage would be exploited by the company's marketing partnership with Pfizer. We believed that, at $1.25 billion in peak sales potential, the shares would be worth $70 and that, at $3 billion sales potential, shares would be worth more than $125. Although the stock recovered nicely and we had a nice unrealized gain in the stock, I maintained the position because I believed that NBIX would receive FDA approval for Indiplon and that the shares would move higher as the market began to reward the company for Indiplon. Instead, on May 16, we were stunned to find that the FDA ruled the drug was not approvable in the critical 15 milligram dosage for the sleep maintenance setting. I am holding the position in the stock and will continue to monitor the situation closely.

Closing Comments

Going forward, the real challenge associated with rising interest rates in this environment is to provide investors with attractive risk-adjusted returns, after expenses. I welcome this challenge, as I am supported by a talented analyst pool. To achieve our goals, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. As of June 30, approximately 80% of the Portfolio is invested in stocks internally rated by the Janus investment team as "buy" or "strong buy." Furthermore, I believe that our commitment to a disciplined buy-and-sell approach should continue to reward us over time. Finally, as a testament to my conviction in our approach, I want you to know that a substantial portion of my discretionary investment dollars is invested in Janus Fundamental Equity Fund, the retail version of the Portfolio. I promise to apply my utmost effort to delivering exceptional performance to you in the quarters and years ahead.

Thank you for your continued investment in Janus Aspen Fundamental Equity Portfolio.

Janus Aspen Fundamental Equity Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Suncor Energy, Inc. Energy company - Canada	0.79%
Hess Corp. Integrated oil company - U.S.	0.73%
Archer-Daniels-Midland Co. Agricultural operation company - U.S.	0.67%
Celgene Corp. Biopharmaceutical company - U.S.	0.55%
Valero Energy Corp. Oil refining and marketing company - U.S.	0.49%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.72)%
Aetna, Inc. Online travel services provider - U.S.	(0.52)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.51)%
Boston Scientific Corp. Medical Instruments developer, manufacturer, and marketer - U.S.	(0.45)%
Adobe Systems, Inc. Computer software forms producer - U.S.	(0.37)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.66%	17.18%	9.80%
Food, Beverage & Tobacco	0.80%	5.12%	4.63%
Pharmaceuticals & Biotechnology	0.76%	10.36%	7.92%
Capital Goods	0.66%	7.87%	8.83%
Diversified Financials	0.51%	11.18%	8.71%

5 Largest Detractors from Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(0.95)%	5.55%	4.87%
Software & Services	(0.84)%	11.36%	5.40%
Banks	(0.57)%	2.91%	6.96%
Semiconductors & Semiconductor Equipment	(0.53)%	9.66%	2.99%
Materials	(0.17)%	0.69%	3.04%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

General Electric Co. Diversified Operations	4.0%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.8%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.6%
Hess Corp. Oil Companies - Integrated	3.3%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.2%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 3.5% of total net assets.

*Includes cash and cash equivalents of (0.1)%.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Fundamental Equity Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year- to-Date	One Year		Five Year		Since Inception*
Janus Aspen Fundamental Equity Portfolio - Institutional Shares	3.18%	17.40%		5.11%		13.06%
Janus Aspen Fundamental Equity Portfolio - Service Shares	3.06%	17.11%		5.24%		12.94%
S&P 500® Index	2.71%	8.63%		2.49%		6.85%
Russell 1000® Growth Index	(0.93%)	6.12%		(0.76%)		4.07%
Lipper Quartile	N/A	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	N/A**	1/220		10/147		1/70

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2006, Janus Aspen Core Equity Portfolio changed its name to Janus Aspen Fundamental Equity Portfolio.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – May 1, 1997

**The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,031.80	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,030.60	$7.35
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

*Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.46% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

6 Janus Aspen Series June 30, 2006

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 99.3%
Aerospace and Defense - 2.3%
4,215	Boeing Co.	$345,251
Agricultural Operations - 2.3%
8,530	Archer-Daniels-Midland Co.	352,118
Applications Software - 2.3%
15,340	Microsoft Corp.	357,422
Casino Hotels - 2.0%
4,295	Harrah's Entertainment, Inc.	305,718
Commercial Banks - 2.4%
10,045	Commerce Bancorp, Inc.	358,305
Computers - 0.9%
5,505	Dell, Inc.*	134,377
Computers - Memory Devices - 1.7%
23,895	EMC Corp.*	262,128
Cosmetics and Toiletries - 2.2%
6,100	Procter & Gamble Co.	339,160
Diversified Operations - 4.0%
18,431	General Electric Co.	607,486
E-Commerce/Products - 0.9%
3,535	Amazon.com, Inc.*	136,734
Electronic Components - Semiconductors - 7.0%
18,360	Advanced Micro Devices, Inc.*	448,352
273	Samsung Electronics Company, Ltd.	173,511
8,540	Spansion, Inc. - Class A*	136,128
10,070	Texas Instruments, Inc.	305,020
		1,063,011
Electronic Forms - 1.7%
8,515	Adobe Systems, Inc.*	258,515
Enterprise Software/Services - 3.6%
26,400	Oracle Corp.*	382,536
3,145	SAP A.G. (ADR)**	165,175
		547,711
Entertainment Software - 1.0%
3,655	Electronic Arts, Inc.*	157,311
Finance - Credit Card - 1.2%
3,450	American Express Co.	183,609
Finance - Investment Bankers/Brokers - 10.6%
11,131	Citigroup, Inc.	536,959
13,825	JP Morgan Chase & Co.	580,650
7,055	Merrill Lynch & Company, Inc.	490,746
		1,608,355
Finance - Mortgage Loan Banker - 2.3%
7,165	Fannie Mae	344,637
Food - Canned - 0.6%
3,625	TreeHouse Foods, Inc.*	86,601
Food - Dairy Products - 1.8%
7,500	Dean Foods Co.*	278,925
Food - Retail - 0.9%
2,035	Whole Foods Market, Inc.	131,542
Hotels and Motels - 0.6%
1,420	Four Seasons Hotels, Inc.	87,245
Medical - Biomedical and Genetic - 1.3%
4,310	Celgene Corp.*	204,423

Shares or Principal Amount		Value
Medical - Drugs - 7.7%
12,755	Merck & Company, Inc.	$464,664
2,798	Roche Holding A.G.	462,538
2,456	Sanofi-Aventis**	239,685
		1,166,887
Medical - HMO - 4.9%
10,570	Aetna, Inc.	422,061
5,910	Coventry Health Care, Inc.*	324,695
		746,756
Oil - Field Services - 1.1%
2,275	Halliburton Co.	168,828
Oil Companies - Exploration and Production - 3.7%
2,965	Apache Corp.	202,361
5,020	EnCana Corp. (U.S. Shares)	264,253
1,450	EOG Resources, Inc.	100,543
		567,157
Oil Companies - Integrated - 11.5%
2,350	ConocoPhillips	153,996
7,730	Exxon Mobil Corp.	474,236
9,405	Hess Corp.	497,053
2,070	Marathon Oil Corp.	172,431
5,717	Suncor Energy, Inc.	462,666
		1,760,382
Oil Refining and Marketing - 3.1%
7,056	Valero Energy Corp.	469,365
Retail - Consumer Electronics - 0.7%
1,867	Best Buy Company, Inc.	102,386
Retail - Jewelry - 1.4%
6,405	Tiffany & Co.	211,493
Retail - Regional Department Stores - 2.1%
8,910	Federated Department Stores, Inc.	326,106
Steel - Producers - 1.6%
21,082	Tata Steel, Ltd.	244,362
Therapeutics - 0.8%
1,605	Gilead Sciences, Inc.*	94,952
2,015	Neurocrine Biosciences, Inc.*	21,359
		116,311
Transportation - Railroad - 4.3%
7,040	Canadian National Railway Co. (U.S. Shares)	308,000
3,775	Union Pacific Corp.	350,924
		658,924
Web Portals/Internet Service Providers - 2.3%
10,670	Yahoo!, Inc.*	352,110
Wireless Equipment - 0.5%
3,885	Nokia Oyj (ADR)**	78,710
Total Common Stock (cost $12,806,027)		15,120,361
Preferred Stock - 0.8%
Electronic Components - Semiconductors - 0.8%
240	Samsung Electronics Company, Ltd. (cost $87,265)	117,123
Total Investments (total cost $12,893,292) – 100.1%		15,237,484
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(9,098)
Net Assets – 100%		$15,228,386

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$1,122,164	7.4%
Finland	78,710	0.5%
France	239,685	1.6%
Germany	165,175	1.1%
India	244,362	1.6%
South Korea	290,634	1.9%
Switzerland	462,538	3.0%
United States	12,634,216	82.9%
Total	$15,237,484	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	100,000	$129,484	$(1,984)

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Fundamental Equity Portfolio(1)
Assets:
Investments at cost	$12,893
Investments at value	$15,237
Cash	134
Foreign cash(2)	1
Receivables:
Investments sold	–
Portfolio shares sold	5
Dividends	22
Interest	–
Due from adviser	12
Other assets	–
Total Assets	15,411
Liabilities:
Payables:
Investments purchased	103
Portfolio shares repurchased	46
Advisory fees	7
Transfer agent fees and expenses	1
Distribution fees - Service Shares	–
Non-interested Trustees' fees and expenses	3
Accrued expenses	21
Forward currency contracts	2
Total Liabilities	183
Net Assets	$15,228
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$13,559
Undistributed net investment income/(loss)*	2
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(675)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,342
Total Net Assets	$15,228
Net Assets - Institutional Shares	$13,331
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	607
Net Asset Value Per Share	$21.95
Net Assets - Service Shares	$1,897
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	86
Net Asset Value Per Share	$22.08

*See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Core Equity Portfolio.

(2)  Includes cost of $461.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Fundamental Equity Portfolio(1)
Investment Income:
Interest	$8
Dividends	113
Foreign tax withheld	(3)
Total Investment Income	118
Expenses:
Advisory fees	46
Transfer agent expenses	2
Registration fees	12
Custodian fees	8
Professional fees	8
Non-interested Trustees' fees and expenses	1
Printing expenses	17
Proxy expenses	9
System fees	16
Legal fees	5
Distribution fees - Service Shares	2
Other expenses	2
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	128
Expense and Fee Offset	–
Net Expenses	128
Less: Excess Expense Reimbursement	(34)
Net Expenses after Expense Reimbursement	94
Net Investment Income/(Loss)	24
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	789
Net realized gain/(loss) from foreign currency transactions	(6)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(409)
Net Gain/(Loss) on Investments	374
Net Increase/(Decrease) in Net Assets Resulting from Operations	$398

(1)  Formerly named Janus Aspen Core Equity Portfolio.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Fundamental Equity Portfolio(1)
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$24	$6
Net realized gain/(loss) from investment transactions	783	1,198
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(409)	575
Payment from affiliate (Note 2)	–	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	398	1,782
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(22)	(11)
Service Shares	(1)	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(23)	(11)
Capital Share Transactions:
Shares sold
Institutional Shares	1,977	2,530
Service Shares	1,005	837
Reinvested dividends and distributions
Institutional Shares	22	11
Service Shares	1	–
Shares repurchased
Institutional Shares	(1,825)	(1,810)
Service Shares	(174)	(285)
Net Increase/(Decrease) from Capital Share Transactions	1,006	1,283
Net Increase/(Decrease) in Net Assets	1,381	3,054
Net Assets:
Beginning of period	13,847	10,793
End of period	$15,228	$13,847
Undistributed net investment income/(loss)*	$2	$1

*See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Core Equity Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Fundamental Equity Portfolio(1)
and through each fiscal year ended December 31	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.31	$18.44		$16.27	$13.24	$16.26	$19.20
Income from Investment Operations:
Net investment income/(loss)	.04	.02		.03	.02	.05	.11
Net gain/(loss) on securities (both realized and unrealized)	.64	2.87		2.16	3.04	(3.02)	(2.34)
Total from Investment Operations	.68	2.89		2.19	3.06	(2.97)	(2.23)
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.02)		(.02)	(.02)	(.05)	(.12)
Distributions (from capital gains)*	–	–		–	–	–	(.59)
Tax return of capital*	–	–		–	(.01)	–	–
Payment from affiliate	–	–	(2)	–	–	–	–
Total Distributions and Other	(.04)	(.02)		(.02)	(.03)	(.05)	(.71)
Net Asset Value, End of Period	$21.95	$21.31		$18.44	$16.27	$13.24	$16.26
Total Return**	3.18%	15.68	%(3)	13.44%	23.10%	(18.27)%	(11.75)%
Net Assets, End of Period (in thousands)	$13,331	$12,798		$10,414	$10,593	$9,825	$12,634
Average Net Assets for the Period (in thousands)	$13,675	$11,057		$10,039	$9,905	$11,550	$13,983
Ratio of Gross Expenses to Average Net Assets***(4)	1.20%	1.21%		1.23%	1.25%	1.25%	1.13%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%	1.20%		1.23%	1.25%	1.25%	1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.06%		0.14%	0.03%	0.32%	0.63%
Portfolio Turnover Rate***	60%	62%		65%	82%	97%	114%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Fundamental Equity Portfolio(1)
and through each fiscal year ended December 31	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.44	$18.59		$16.42	$13.16	$16.15	$19.05
Income from Investment Operations:
Net investment income/(loss)	.03	–	(5)	(.01)	– (5)	.01	.05
Net gain/(loss) on securities (both realized and unrealized)	.63	2.85		2.18	3.30	(2.99)	(2.31)
Total from Investment Operations	.66	2.85		2.17	3.30	(2.98)	(2.26)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(6)	–	(.04)	(.01)	.05
Distributions (from capital gains)*	–	–		–	–	–	(.59)
Tax return of capital*	–	–		–	– (7)	–	–
Payment from affiliate	–	–	(2)	–	–	–	–
Total Distributions and Other	(.02)	–		–	(.04)	(.01)	(.64)
Net Asset Value, End of Period	$22.08	$21.44		$18.59	$16.42	$13.16	$16.15
Total Return**	3.06%	15.35	%(3)	13.22%	25.08%	(18.45)%	(12.04)%
Net Assets, End of Period (in thousands)	$1,897	$1,049		$379	$289	$1,251	$971
Average Net Assets for the Period (in thousands)	$1,684	$667		$290	$219	$1,012	$612
Ratio of Gross Expenses to Average Net Assets***(4)	1.46%	1.46%		1.48%	1.50%	1.50%	1.30%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.45%		1.48%	1.50%	1.50%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	(0.21)%		(0.09)%	(0.39)%	0.09%	0.44%
Portfolio Turnover Rate***	60%	62%		65%	82%	97%	114%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Aspen Core Equity Portfolio.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

(7)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Fundamental Equity Portfolio(1)	$483,570

  (1)  Formerly named Janus Aspen Core Equity Portfolio.

Janus Aspen Series June 30, 2006 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Fundamental Equity Portfolio (formerly named Janus Aspen Core Equity Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited) (continued)

the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $16 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected

16 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited) (continued)

fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $223 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Fundamental Equity Portfolio(1)	$12,931,704	$2,779,390	$(473,610)	$2,305,780

(1)  Formerly named Janus Aspen Core Equity Portfolio.

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the fiscal year ended December 31, 2005 Portfolio	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Fundamental Equity Portfolio(1)	$(1,115,186)	$(297,316)	$(1,412,502)

(1)  Formerly named Janus Aspen Core Equity Portfolio.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Fundamental Equity Portfolio(1)	$1,215,208

(1)  Formerly named Janus Aspen Core Equity Portfolio.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2006 (unaudited)
and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2001	2006(1)	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Fundamental Equity Portfolio(2)	1.65%	1.44%	1.52%	2.08%	1.87%	1.13%	1.93%	1.73%	1.76%	2.35%	2.12%	1.30%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Formerly named Janus Aspen Core Equity Portfolio.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Fundamental Equity Portfolio(1)
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	87	131
Reinvested dividends and distributions	1	1
Shares repurchased	(82)	(96)
Net Increase (Decrease) in Portfolio Shares	6	36
Shares Outstanding, Beginning of Period	601	565
Shares Outstanding, End of Period	607	601
Transactions in Portfolio Shares – Service Shares
Shares sold	45	43
Reinvested dividends and distributions	–	–
Shares repurchased	(8)	(14)
Net Increase (Decrease) in Portfolio Shares	37	29
Shares Outstanding, Beginning of Period	49	20
Shares Outstanding, End of Period	86	49

(1)  Formerly named Janus Aspen Core Equity Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Fundamental Equity Portfolio(1)	$5,862,740	$4,397,018	$–	$–

(1)  Formerly named Janus Aspen Core Equity Portfolio.

18 Janus Aspen Series June 30, 2006

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

20 Janus Aspen Series June 30, 2006

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

22 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-711 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot

This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

co-portfolio
manager

Andy Acker

co-portfolio
manager

The economic picture was mixed during the six-month period ended June 30, 2006, as small-cap stocks sparkled during the first three months, then lost significant ground during the latter three. After raising the overnight lending rate to 5.25%, the Federal Reserve indicated that the long-anticipated end to the rate-tightening cycle might finally be nearing.

In the life sciences sector, investors soured on managed healthcare, healthcare facilities and healthcare equipment companies, resulting in a sizeable pullback in all three groups. Providing a significant headwind for stocks in these areas were rising medical costs and government reimbursement uncertainties.

On a relative basis, the Portfolio's underweight exposure in the pharmaceutical group relative to the Morgan Stanley Capital International (MSCI) World Health Care IndexSM (the Portfolio's secondary benchmark) held back our results, as this area of the market performed solidly during the period. Conversely, we were overweight versus the Index in biotechnology and were subsequently hurt by weakness in this group. Janus Aspen Global Life Sciences Portfolio's Institutional Shares and Service Shares gained 4.14% and 3.96%, respectively, during the period. Performance beat the Portfolio's primary benchmark, the S&P 500® Index, as well as the MSCI World Health Care IndexSM, which advanced 2.71% and 2.09%, respectively.

Holdings that Contributed to Performance

While investing in small biotechnology companies can be precarious, the Portfolio enjoyed some stellar returns from the group, including top performer Adolor, which surged as it released preliminary trial data that showed its Entereg treatment was effective at helping patients recover more quickly from opiod-induced constipation after surgery. On track for a 2007 approval from the FDA, the drug significantly reduced post-operative intestinal distress among trial subjects. It's also being studied for relief of bowel dysfunction from chronic opiod use.

Another innovative company, Alexion Pharmaceuticals, reported positive developments in Phase III trials for its Soliris treatment for paroxysmal nocturnal hemoglobinuria (PNH). The disease, in which a body's immune system attacks red blood cells, affects about 10,000 people in North America and Europe. If approved, Soliris would significantly reduce the number of required blood transfusions for PNH sufferers, which represents a large quality of life benefit. Pleased with the stock's rally, we took the opportunity to book some profits.

Roche Holding, a pharmaceuticals and diagnostics company, slowly drifted higher to end the period as one of the Portfolio's top performers. We are confident in the company's long-term growth prospects in the cancer franchise and in structural margin expansions over the next five years. For example, new follow-up data from one of the largest breast cancer trials ever conducted show that Roche's drug Herceptin significantly reduced the risk of death for women with a certain type of breast cancer. The data also show that Herceptin reduces the risk of their cancer coming back. In addition to this exciting news, Roche has a strong pipeline of drugs under development, such as MabThera (rituximab), which can significantly inhibit structural damage of joints caused by rheumatoid arthritis.

Another strong contributor was Gilead Sciences. During the period, Gilead benefited from the success of its once-a-day HIV medication, Truvada, which has steadily taken market share from GlaxoSmithKline's Combivir. Looking ahead, the company has filed for FDA approval of another once-daily combination pill that will mix Truvada and the popular Sustiva treatment from Bristol-Myers Squibb. Given these developments and the rise in the stock price, we pared our exposure during the period.

Holdings that Detracted from Performance

Neurocrine Biosciences, a product-based pharmaceutical company, was the largest detractor during the period. The company focuses on neurological and endocrine diseases and disorders such as insomnia, anxiety and diabetes. The stock plunged during the period on news that the FDA rejected the 15 milligram dose of their sleeping pill, Indiplon, due to safety concerns about low-level amnesia side effects. The stock fell further on news that their partner Pfizer ended its agreement to co-promote Indiplon. We have retained the position because we believe the market over-reacted and that the drug is still approvable by 2008.

UnitedHealth Group, the second-largest health insurer in the United States, fell sharply on worries that the company had fraudulently granted some options packages. Amid a review by securities regulators, shareholders also got upset about large compensation packages of UnitedHealth's CEO, president and board members. We became concerned about what the long-term implications of the investigation and liquidated our position.

Another hit came from Aetna, one of the nation's leading diversified healthcare benefits companies. Aetna's disappointing first-quarter earnings, which raised concerns about trends in medical costs and reserves, were followed by lower-than-expected results in the second quarter as well. We chose to increase our position, but we accept that it may take several quarters for people to regain confidence in Aetna.

Performance was also held back by our investment in Israel-based Teva Pharmaceutical, a leading generic pharmaceutical company that fell as a result of legal wrangles over at least one of its generic products. Although we trimmed our stake in the

2 Janus Aspen Series June 30, 2006

(unaudited)

stock, we maintained a position. Toward the end of the period, the FDA granted final approval for Teva's Abbreviated New Drug Application (ANDA) to market its generic version of Merck's Zocor (simvastatin) tablets, and shipment of the product commenced during the second quarter.

New Purchases During the Period

Purchases made during the period include Advanced Magnetics, which is an exciting biotech company with an improved iron product for patients with advanced kidney disease. We also bought Elan, a developer of pharmaceuticals for neurological and autoimmune diseases, and for severe pain, in anticipation of FDA approval of their multiple sclerosis drug, Tysabri, and positive sentiment about Elan's Alzheimer's program.

Moving beyond healthcare, we actively look for companies in other areas of the market that improve the quality of life. One such industry is agribusiness, an area of the economy that is gaining increased attention as consumer wealth rises across the globe. A new position that meets this criteria and lifted returns immediately was Brazilian agribusiness Cosan, the world's largest processor of sugar cane. Cosan has benefited from increases in core food prices around the world, due in part to greater demand from fast-growing Asian countries.

Market Outlook

Overall, the outlook for the healthcare space is mixed. Healthcare was weak early in the year because investors wanted to own cyclical and commodity stocks, so companies in the healthcare group underperformed. However, in some cases, these lower stock prices represent very attractive buying opportunities. Also, since the Medicare drug benefit has exposed a lot more U.S. pharmaceutical spending to government reimbursement and oversight, people are worried that there will be reimbursement changes that may hurt biotechnology, drug and device companies in the future. We think the companies we hold are attractively positioned and can grow through any reimbursement issues, but this will be a medium-term obstacle. Additionally, there are a slew of exciting scientific discoveries being made, with advances for treating serious, life-threatening diseases, and we are using our hands-on, fundamental research to identify the companies we feel will benefit from these breakthroughs.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

Janus Aspen Global Life Sciences Portfolio At a Glance

5 Largest Contributors to Performance - Holdings

Contribution
Adolor Corp. Therapeutic-based biopharmaceutical company – U.S.	1.30%
Alexion Pharmaceuticals, Inc. Biopharmaceutical company – U.S.	1.30%
Roche Holding A.G . Pharmaceutical and diagnostic products developer and manufacturer – U.S.	0.53%
Fisher Scientific International, Inc. Scientific instruments provider – U.S.	0.50%
Gilead Sciences, Inc. Biopharmaceutical company – U.S.	0.43%

5 Largest Detractors from Performance - Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company – U.S.	(2.60)%
UnitedHealth Group, Inc. Vascular pharmaceutical developer – U.S.	(0.83)%
Aetna, Inc. Healthcare and related benefits provider – U.S.	(0.73)%
Teva Pharmaceutical Industries, Ltd. (ADR) Generic medical drug developer, manufacturer and marketer – Israel	(0.64)%
Idenix Pharmaceuticals, Inc. Biopharmaceutical company – U.S.	(0.55)%

5 Largest Contributors to Performance - Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	1.38%	60.98%	7.92%
Food, Beverage & Tobacco	0.38%	2.73%	4.63%
Materials	0.18%	2.77%	3.04%
Household & Personal Products	0.07%	0.03%	2.40%
Diversified Financials	0.01%	0.00%	8.71%

5 Lowest Contributors/Detractors to Performance - Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(4.47)%	33.48%	4.87%
Utilities	0.00%	0.00%	3.28%
Transportation	0.00%	0.00%	1.90%
Telecommunication Services	0.00%	0.00%	3.21%
Technology Hardware & Equipment	0.00%	0.00%	7.07%

Janus Aspen Series June 30, 2006 3

Janus Aspen Global Life Sciences Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Goldman Sachs Group, Inc., convertible, (Celgene Corp.), 0% Finance - Investment Bankers/Brokers	5.8%
Roche Holding A.G. Medical - Drugs	4.9%
United Therapeutics Corp. Therapeutics	4.0%
Coventry Health Care, Inc. Medical - HMO	4.0%
Gilead Sciences, Inc. Therapeutics	3.2%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 3.5% of total net assets.

*Includes Securities Sold Short of (0.7)%.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

4 Janus Aspen Series June 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Aspen Global Life Sciences Portfolio - Institutional Shares	4.14%	12.99%		3.52%		(1.05)%
Janus Aspen Global Life Sciences Portfolio - Service Shares	3.96%	12.62%		3.25%		(1.30)%
S&P 500® Index	2.71%	8.63%		2.49%		(0.50)%
Morgan Stanley Capital International World Health Care IndexSM	2.09%	7.60%		3.13%		3.73	%**
Lipper Quartile	N/A	2	nd	2	nd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Health/Biotechnology Funds	N/A***	9/28		8/17		3/4

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Health Care IndexSM since inception returns calculated from January 31, 2000

*** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06) *
Actual	$1,000.00	$1,041.40	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06) *
Actual	$1,000.00	$1,039.60	$6.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61

*Expenses are equal to the annualized expense ratio of 1.06% for Institutional Shares and 1.32% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

Janus Aspen Series June 30, 2006 5

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 91.8%
Agricultural Chemicals - 2.7%
6,764	Syngenta A.G.*,**	$899,063
Dental Supplies and Equipment - 1.0%
9,590	Patterson Companies, Inc.*	334,979
Diagnostic Kits - 2.3%
18,505	Dade Behring Holdings, Inc.	770,548
Drug Delivery Systems - 1.7%
12,820	Hospira, Inc.*	550,491
Food - Dairy Products - 1.0%
8,495	Dean Foods Co.*	315,929
Medical - Biomedical and Genetic - 10.8%
20,990	Advanced Magnetics, Inc.*	634,318
17,445	Alexion Pharmaceuticals, Inc.*	630,113
7,435	Amgen, Inc.*	484,985
37,480	Fibrogen, Inc.*,ºº,§	268,357
6,695	Genentech, Inc.*	547,651
5,535	Genzyme Corp.*	337,912
8,925	Invitrogen Corp.*	589,675
12,045	Replidyne, Inc.	125,027
		3,618,038
Medical - Drugs - 33.0%
11,455	Abbott Laboratories	499,553
39,570	Adolor Corp.*	989,646
33,130	Cubist Pharmaceuticals, Inc.*	834,213
20,890	Elan Corporation PLC (ADR)*,**	348,863
13,955	Endo Pharmaceuticals Holdings, Inc.*	460,236
21,370	Forest Laboratories, Inc.*	826,805
20,045	Idenix Pharmaceuticals, Inc.*	188,423
21,195	K-V Pharmaceutical Co. - Class A*	395,499
39,255	Ligand Pharmaceuticals, Inc. - Class B*	331,705
20,115	Merck & Company, Inc.**	732,789
12,320	Novartis A.G.**	667,117
28,090	Pfizer, Inc.	659,272
50,715	POZEN, Inc.*	357,034
9,962	Roche Holding A.G.**	1,646,820
5,210	Sanofi-Aventis**	508,452
13,860	Shire PLC (ADR)**	613,028
12,923	Stada Arzneimittel A.G.**	514,388
10,445	Wyeth	463,862
		11,037,705
Medical - Generic Drugs - 1.4%
14,330	Teva Pharmaceutical Industries, Ltd. (ADR)	452,685
Medical - HMO - 9.5%
22,295	Aetna, Inc.	890,239
25,970	Centene Corp.*	611,074
24,022	Coventry Health Care, Inc.*	1,319,769
4,595	WellPoint, Inc.*	334,378
		3,155,460
Medical - Hospitals - 1.1%
8,260	HCA, Inc.	356,419
Medical - Nursing Homes - 1.6%
11,680	Manor Care, Inc.	548,026
Medical - Wholesale Drug Distributors - 2.3%
11,915	Cardinal Health, Inc.	766,492
Medical Products - 1.5%
10,665	Varian Medical Systems, Inc.*	504,988

Shares or Principal Amount		Value
Optical Supplies - 1.1%
3,855	Alcon, Inc. (U.S. Shares)**	$379,910
Pharmacy Services - 2.1%
12,435	Medco Health Solutions, Inc.*	712,277
Physical Therapy and Rehabilitation Centers - 1.2%
104,820	HEALTHSOUTH Corp.*	403,557
Respiratory Products - 1.4%
13,900	Respironics, Inc.*	475,658
Soap and Cleaning Preparations - 1.1%
10,163	Reckitt Benckiser PLC**	379,630
Sugar - 2.1%
11,000	Cosan S.A. Industria e Comercio*	708,481
Therapeutics - 12.9%
9,195	Amylin Pharmaceuticals, Inc.*	453,957
18,000	Gilead Sciences, Inc.*	1,064,880
27,150	MGI Pharma, Inc.*	583,725
30,470	Neurocrine Biosciences, Inc.*	322,982
31,945	Nuvelo, Inc.*	531,884
23,420	United Therapeutics Corp.*	1,352,974
		4,310,402
Total Common Stock (cost $25,548,601)		30,680,738
Preferred Stock - 1.0%
Medical - Biomedical and Genetic - 0.3%
55,203	Cougar Technology, Inc.ºº,§	95,501
Medical - Generic Drugs - 0.5%
267,733	Mediquest Therapeuticsºº,§	160,640
Medical Instruments - 0.2%
748,442	GMP Companies, Inc.ºº,§	62,944
Total Preferred Stock (cost $319,085)		319,085
Equity-Linked Structured Notes - 5.8%
Finance - Investment Bankers/Brokers - 5.8%
21,935	Goldman Sachs Group, Inc., convertible (Celgene Corp.), 0%ß (cost $1,537,433)	1,921,747
Securities Sold Short - (0.7)%
Medical - Hospitals - (0.7)%
32,310	Tenet Healthcare Corp.* (proceeds $231,103)	(225,524)
Warrants - 0%
Medical - Generic Drugs - 0%
64,229	Mediquest Therapeutics - expires 6/1/11ß,ºº	6
Medical Instruments - 0%
748,442	GMP Companies, Inc. - expires 6/15/11ß,ºº	0
Total Warrants (cost $81)		6
Total Investments (total cost $27,174,097) – 97.9%		32,696,052
Cash, Receivables and Other Assets, net of Liabilities – 2.1%		714,077
Net Assets – 100%		$33,410,129

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Brazil	$708,481	2.2%
France	508,452	1.5%
Germany	514,388	1.6%
Ireland	348,863	1.1%
Israel	452,685	1.4%
Switzerland	3,592,910	11.0%
United Kingdom	992,658	3.0%
United States	25,577,615	78.2%
Total	$32,696,052	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 8/10/06	95,000	$175,820	$(10,747)
Euro 10/19/06	180,000	231,906	113
Swiss Franc 8/10/06	100,000	82,209	(4,740)
Swiss Franc 1/11/07	620,000	518,072	(8,831)
Total		$1,008,007	$(24,205)

Schedule of Securities Sold Short

June 30, 2006

Shares	Description	Value
Common Stock
Medical - Hospitals - 0.7%
32,310	Tenet Healthcare Corp.*	$225,524

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Global Life Sciences Portfolio
Assets:
Investments at cost	$27,405
Investments at value	$32,922
Cash	194
Deposits with broker for short sales	231
Receivables:
Investments sold	587
Portfolio shares sold	24
Dividends	17
Other assets	–
Forward currency contracts	–
Total Assets	33,975
Liabilities:
Payables:
Short sales, at value(1)	226
Investments purchased	245
Portfolio shares repurchased	17
Advisory fees	17
Transfer agent fees and expenses	1
Distribution fees - Service Shares	6
Non-interested Trustees' fees and expenses	2
Foreign tax liability	3
Accrued expenses	24
Forward currency contracts	24
Total Liabilities	565
Net Assets	$33,410
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$36,487
Undistributed net investment income/(loss)*	(104)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(8,467)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	5,494 (2)
Total Net Assets	$33,410
Net Assets - Institutional Shares	$3,795
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	408
Net Asset Value Per Share	$9.31
Net Assets - Service Shares	$29,615
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,223
Net Asset Value Per Share	$9.19

*  See Note 3 in Notes to Financial Statements.

(1) Includes $231,103 of proceeds from short sales

(2) Net of foreign taxes on investments of $2,712 for Janus Aspen Global Life Sciences Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Global Life Sciences Portfolio
Investment Income:
Interest	$17
Dividends	117
Foreign tax withheld	(8)
Total Investment Income	126
Expenses:
Advisory fees	115
Transfer agent expenses	2
Custodian fees	12
Professional fees	9
Non-interested Trustees' fees and expenses	1
Distribution fees - Service Shares	40
Printing expense	19
Proxy expense	9
System fees	16
Other expenses	8
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	231
Expense and Fee Offset	(1)
Net Expenses	230
Net Investment Income/(Loss)	(104)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	5,592
Net realized gain/(loss) from foreign currency transactions	13
Net realized gain/(loss) from short sales	(38)
Net realized gain/(loss) from options contracts	1
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(4,121	)(1)
Net Gain/(Loss) on Investments	1,447
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,343

(1) Net of foreign taxes on investments of $2,712 for Janus Aspen Global Life Sciences Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(104)	$(258)
Net realized gain/(loss) from investment and foreign currency transactions	5,605	3,639
Net realized gain/(loss) from short sales	(38)	–
Net realized gain/(loss) from option contracts	1	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(4,121)	671
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,343	4,052
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	706	486
Service Shares	3,826	6,591
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(938)	(1,114)
Service Shares	(5,928)	(9,784)
Net Increase/(Decrease) from Capital Share Transactions	(2,334)	(3,821)
Net Increase/(Decrease) in Net Assets	(991)	231
Net Assets:
Beginning of period	34,401	34,170
End of period	$33,410	$34,401
Undistributed net investment income/(loss)*	$(104)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Global Life Sciences Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.94	$7.94	$6.93	$5.49	$7.77	$9.31
Income from Investment Operations:
Net investment income/(loss)	(.01)	.03	.02	.02	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	.38	.97	.99	1.42	(2.30)	(1.55)
Total from Investment Operations	.37	1.00	1.01	1.44	(2.28)	(1.53)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Tax return of capital*	–	–	–	–	–	(.01)
Total Distributions	–	–	–	–	–	(.01)
Net Asset Value, End of Period	$9.31	$8.94	$7.94	$6.93	$5.49	$7.77
Total Return**	4.14%	12.59%	14.57%	26.23%	(29.34)%	(16.43)%
Net Assets, End of Period (in thousands)	$3,795	$3,879	$4,088	$3,822	$3,359	$5,972
Average Net Assets for the Period (in thousands)	$4,109	$3,733	$3,998	$3,601	$4,432	$6,482
Ratio of Gross Expenses to Average Net Assets***(1)	1.06%	0.95%	0.90%	0.97%	0.87%	0.81%
Ratio of Net Expenses to Average Net Assets***(1)	1.06%	0.95%	0.90%	0.97%	0.87%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	(0.53)%	(0.42)%	(0.34)%	(0.39)%	(0.16)%
Portfolio Turnover Rate***	90%	89%	108%	110%	113%	109%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Global Life Sciences Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.84	$7.87	$6.89	$5.46	$7.75	$9.31
Income from Investment Operations:
Net investment income/(loss)	(.03)	– (2)	– (2)	– (2)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.38	.97	.98	1.43	(2.29)	(1.56)
Total from Investment Operations	.35	.97	.98	1.43	(2.29)	(1.56)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$9.19	$8.84	$7.87	$6.89	$5.46	$7.75
Total Return**	3.96%	12.33%	14.22%	26.19%	(29.55)%	(16.76)%
Net Assets, End of Period (in thousands)	$29,615	$30,522	$30,082	$31,282	$26,514	$44,161
Average Net Assets for the Period (in thousands)	$32,029	$30,905	$31,902	$28,604	$34,475	$38,230
Ratio of Gross Expenses to Average Net Assets***(1)	1.32%	1.20%	1.15%	1.22%	1.12%	1.07%
Ratio of Net Expenses to Average Net Assets***(1)	1.31%	1.20%	1.15%	1.22%	1.12%	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	(0.77)%	(0.66)%	(0.59)%	(0.63)%	(0.43)%
Portfolio Turnover Rate***	90%	89%	108%	110%	113%	109%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1) See Note 4 in Notes to Financial Statements.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Health/Biotechnology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in healthcare, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care IndexSM	The Morgan Stanley Capital International World Health Care IndexSM is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is illiquid.

ºº Schedule of Fair Valued Securities (as of June 30, 2006)

	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Cougar Technology, Inc.	$95,501	0.3%
Fibrogen, Inc.	268,357	0.8%
GMP Companies, Inc.	–	0.0%
GMP Companies, Inc.	62,944	0.2%
Mediquest Therapeutics	6	0.0%
Mediquest Therapeutics	160,640	0.5%
	$587,448	1.8%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Cougar Technology, Inc. ºº	3/31/06	$95,501	$95,501	0.3%
Fibrogen, Inc.ºº	12/28/04 - 11/08/05	170,534	268,357	0.8%
GMP Companies, Inc.ºº	5/31/06	62,944	62,944	0.2%
Mediquest Therapeuticsºº	5/11/06 - 6/15/06	160,640	160,640	0.5%
		$489,619	$587,442	1.8%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Life Sciences Portfolio	$6,248,711

12 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Life Sciences Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A

Janus Aspen Series June 30, 2006 13

Notes to Financial Statements (unaudited) (continued)

forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Gains and losses are reported on the Statement of Operations (if applicable). The Portfolio recognized realized gains for written options of $1,300 during the six-month period ended June 30, 2006.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2006 was as follows:

Put Options	Number of Options	Premiums Received
Janus Aspen Global Life Sciences Portfolio
Options outstanding at January 1, 2006	–	$–
Options written	10	2,020
Options closed	(10)	(2,020)
Options expired	–	–
Options exercised	–	–
Options outstanding at June 30, 2006	–	–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not

14 Janus Aspen Series June 30, 2006

own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $35 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $22,540 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are

16 Janus Aspen Series June 30, 2006

treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$27,492,930	$6,857,777	$(1,654,655)	$5,203,122

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Global Life Sciences Portfolio	$(2,520,279)	$(9,173,669)	$(1,886,598)	$(13,580,546)

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Life Sciences Portfolio	$3,724,545

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period June 30, 2006 (unaudited) and each fiscal year ended December 31
	Institutional Shares						Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2001	2006(1)	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Global Life Sciences Portfolio	1.06%	0.95%	0.90%	0.97%	0.87%	0.81%	1.32%	1.20%	1.15%	1.22%	1.12%	1.07%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006(unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Global Life Sciences Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	72	58
Reinvested dividends and distributions	–	–
Shares repurchased	(98)	(139)
Net Increase(Decrease) in Portfolio Shares	(26)	(81)
Shares Outstanding, Beginning of Period	434	515
Shares Outstanding, End of Period	408	434
Transactions in Portfolio Shares – Service Shares
Shares sold	392	829
Reinvested dividends and distributions	–	–
Shares repurchased	(623)	(1,197)
Net Increase(Decrease) in Portfolio Shares	(231)	(368)
Shares Outstanding, Beginning of Period	3,454	3,822
Shares Outstanding, End of Period	3,223	3,454

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, options contracts and short sales) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Life Sciences Portfolio	$15,642,084	$15,828,332	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

18 Janus Aspen Series June 30, 2006

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

20 Janus Aspen Series June 30, 2006

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

22 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows the Portfolio's Schedule of Investments (if applicable). Option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-713 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Global Technology Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot

This portfolio purses forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Team Based Approach Led by Brad Slingerlend and Barney Wilson

Performance Overview

The domestic economy was mixed in the six-month period ended June 30, 2006, with equities in general during the latter half of the period losing most of the ground they had gained during the first half. Technology began selling off in early May when the Federal Reserve Board (Fed) again raised the benchmark overnight lending rate. Interest rates were raised again in June – the 17th consecutive time in two years – to 5.25%. The hope is that the Fed will not raise rates too high and choke off economic growth, which continues to show some resiliency despite clear signs of a slowdown in the housing market, high energy prices and increasing consumer prices.

Janus Aspen Global Technology Portfolio's Institutional Shares, Service Shares and Service II Shares lost 1.57%, 2.02% and 1.74%, respectively, during the period, underperforming the Portfolio's primary benchmark, the S&P 500® Index, which advanced 2.71%. However, the Portfolio outperformed its secondary benchmark, the Morgan Stanley Capital International World Information Technology IndexSM, which lost 4.06%.

Investment Strategy

On February 1, 2006, we assumed management responsibility for the Portfolio and made a few minor changes to the investment process. For example, while the Portfolio has always relied on the work done by the Janus technology research team, we have decided to emphasize even more of the group's best ideas. Accordingly, our goal is that 90% of the Portfolio's holdings be rated "buy" or "strong buy" by Janus analysts. As part of the refinement process during the period, we scaled back the number of the Portfolio's holdings and finished within our ideal target of between 50 and 70 names.

Holdings that Detracted from Performance

Weighing on performance during this six-month period was Internet protocol (IP) network gear provider Juniper Networks. Underwhelming quarterly results contributed to an extended sell-off in the stock; however, our belief that the stock was undervalued convinced us to add to the Portfolio's stake. We believe the sagging revenues will prove to be of temporary consequence, rather than the early inklings of a long-term fundamental problem. Eventually, we believe that voice, video and data delivery will all converge on IP networks, leading to steady demand for Juniper's equipment, perhaps most notably from the large telecommunication services carriers, which will need to upgrade their networks.

Internet services outfit Yahoo! also sagged amid mixed reviews of its search-generated revenue growth rate. We believed the response was overblown, viewed the compelling valuation as an opportunity, and increased the Portfolio's position. Ultimately, we believe the potential for paid search and other advertising revenues, along with the increasing complexity of content available on the Web, outweighs any short-term setbacks. In addition, we believe that while other factors may influence performance over the short term, Yahoo! continues to have long-term potential.

Another laggard was Advanced Micro Devices (AMD), a leading global provider of microprocessors in computing, communications and consumer electronics markets. While the company continues to launch new and innovative products and microprocessing solutions, and has at times been able to gain market share away from main rival Intel, recent aggressive pricing in the microprocessor market has hurt AMD's financial performance outlook.

Online auction host eBay continued to disappoint as its flagship domestic marketplace business faltered. Despite steady growth in merchandise listings, the increase in revenue gains eased modestly, tempering management's optimism. The company's PayPal division is a steady outperformer and the voice-over Internet protocol service provider Skype boasts high user volumes, although generating revenues from that business has proven challenging. While maintaining a stake in eBay, we're carefully gauging its ability to execute and drive new earnings going forward.

Holdings that Contributed to Results

On the upside, glassworks innovator Corning is a longtime holding that rewarded us during the period. By leveraging our global research efforts and the wide reach of the Janus technology analyst team, we determined the full extent of the company's leadership position in the liquid crystal display (LCD) market. Following discussions with Corning customers and plant visits in the U.S. and Asia, we concluded that the

2 Janus Aspen Series June 30, 2006

(unaudited)

company, relying on a proprietary manufacturing technology, frequently leads the industry into the next generation of glass displays, both in size and related technology. This edge has proven critical as television manufacturers keep expanding the market for large LCD screens. The first-mover advantage translates into potentially higher margins, which are especially valuable when end-market demand accelerates more quickly than anticipated, which happened during the period. As Corning's stock climbed early in the period, it reached our target price so we sold some shares and took some gains. However, we did add to our position late in the period.

Research in Motion (RIM) of Canada, a wireless technology developer, rallied after resolving a problematic patent issue with its popular BlackBerry communications service. Having tracked the company for several years, we frequently supplemented its own information with subscriber data from wireless service carriers. Thus, we believed that despite the legal issues, it was still a high-growth company with great returns, and a courtroom battle wasn't going to stop that from continuing. We added heavily to the Portfolio's stake in 2005 as a reflection of our conviction. Once the settlement with rival NTP was announced in March, RIM's stock appreciated significantly and we were pleased to take some profits.

A company with a promising outlook that's already well entrenched in the industry is business software developer SAP of Germany. Validating SAP's strong marketing message that its enterprise software improves business metrics and makes companies more competitive, we believe the return on investment for SAP clients is remarkably high. As the company has consistently delivered on its promises, we believe SAP's growth rate will exceed that of the technology sector for a multi-year period.

Looking Ahead

As Janus' grassroots research efforts delve deep into company fundamentals, our analysts frequently find stocks that are undervalued in relation to the company's potential. For example, during the latter half of the period, investors' appetites for risk declined and a number of rapidly growing companies that we are interested in had pullbacks in their stock prices. This prompted us to add to some of our positions, as we believe that these rapid growers will perform well during the second half of the year. Furthermore, by narrowing the Portfolio's focus to the team's top 50-70 ideas, we believe we are concentrating on the best prospects for appreciation.

We will continue to seek out and invest in companies that we believe are underestimated, misunderstood and undervalued by the broader market, as we search for companies in the technology sector that can deliver excellent returns over the long-term.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series June 30, 2006 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Corning, Inc. Telecommunication equipment fiber optics producer - U.S.	0.76%
Broadcom Corp. - Class A Integrated silicon solutions provider - U.S.	0.66%
MEMC Electronic Materials, Inc. Silicon wafers producer - U.S.	0.63%
Research In Motion, Ltd. (U.S. Shares) Wireless solutions provider for mobile communications - U.S.	0.58%
Citrix Systems, Inc. Applications software provider - U.S.	0.51%

5 Largest Detractors from Performance – Holdings

Contribution
Juniper Networks, Inc. Internet infrastructure solutions provider - U.S.	(0.73)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.58)%
EMC Corp. Enterprise storage systems provider - U.S.	(0.56)%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(0.54)%
Adobe Systems, Inc. Computer software forms producer - U.S.	(0.47)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Media	0.22%	1.01%	3.35%
Telecommunications Services	0.21%	1.50%	3.21%
Pharmaceuticals & Biotechnolgy	0.11%	0.78%	7.92%
Other	0.06%	0.02%	0.00%
Consumer Durables & Apparel	0.04%	2.22%	1.27%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Software & Services	(0.60)%	33.00%	5.40%
Retailing	(0.54)%	2.84%	3.57%
Capital Goods	(0.36)%	2.37%	8.83%
Semiconductors & Semiconductor Equipment	(0.27)%	26.75%	2.99%
Diversified Financials	(0.04)%	0.06%	8.71%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Yahoo!, Inc. Web Portals/Internet Service Providers	4.1%
QUALCOMM, Inc. Wireless Equipment	2.6%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	2.6%
Texas Instruments, Inc. Electronic Components - Semiconductors	2.5%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.5%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 10.1% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Aspen Global Technology Portfolio - Institutional Shares	(1.57)%	13.94%		(3.98)%		(13.24)%
Janus Aspen Global Technology Portfolio - Service Shares	(2.02)%	13.45%		(4.25)%		(13.49)%
Janus Aspen Global Technology Portfolio - Service II Shares	(1.74)%	13.79%		(4.25)%		(13.49)%
S&P 500® Index	2.71%	8.63%		2.49%		(0.50)%
Morgan Stanley Capital International World Information Technology IndexSM	(4.06)%	6.62%		(3.41)%		(12.84	)%**
Lipper Quartile	N/A	1	st	2	nd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Science and Technology Funds	N/A***	10/51		17/33		9/14

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio's returns and NAV may be subject to such volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective February 1, 2006, Mike Lu is no longer the manager of Janus Aspen Global Technology Portfolio. Brad Slingerlend and Barney Wilson are now leading the Janus Technology Team in selecting investments for the Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Information Technology IndexSM since inception returns calculated from January 31, 2000

*** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$984.30	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$979.80	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66
Expense Example - Service II Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$982.60	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

*Expenses are equal to the annualized expense ratio of 0.88% for Institutional Shares, 1.13% for Service Shares and 1.13% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses my include effect of contractual waivers by Janus Capital.

6 Janus Aspen Series June 30, 2006

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 95.4%
Applications Software - 3.8%
17,415	Citrix Systems, Inc.*	$699,038
37,300	Infosys Technologies, Ltd.	2,494,458
136,370	Quest Software, Inc.*	1,914,635
52,812	Satyam Computer Services, Ltd.	814,032
		5,922,163
Audio and Video Products - 1.3%
44,700	Sony Corp.**	1,972,518
Chemicals - Diversified - 0.8%
22,100	Shin-Etsu Chemical Company, Ltd.**	1,201,171
Commercial Services - Finance - 1.4%
55,520	Paychex, Inc.	2,164,170
Computer Services - 1.3%
83,705	Ceridian Corp.*	2,045,750
Computers - 3.2%
34,365	Apple Computer, Inc.*	1,962,929
41,885	Research In Motion, Ltd. (U.S. Shares)*,#	2,922,316
		4,885,245
Computers - Memory Devices - 3.5%
272,490	EMC Corp.*	2,989,215
49,075	SanDisk Corp.*	2,501,844
		5,491,059
Computers - Peripheral Equipment - 1.7%
70,042	Logitech International S.A.*	2,704,169
Data Processing and Management - 1.0%
35,890	NAVTEQ Corp.*,#	1,603,565
E-Commerce/Products - 2.4%
47,645	Amazon.com, Inc.*,#	1,842,909
95,670	Submarino S.A.*	1,920,997
		3,763,906
E-Commerce/Services - 1.0%
52,230	eBay, Inc.*	1,529,817
Electric Products - Miscellaneous - 1.5%
362,000	Toshiba Corp.**	2,362,933
Electronic Components - Miscellaneous - 2.8%
318,316	Hon Hai Precision Industry Company, Ltd.**	1,966,278
53,870	Koninklijke (Royal) Philips Electronics N.V.**	1,683,287
19,640	LG.Philips LCD Company, Ltd.*,**	730,743
		4,380,308
Electronic Components - Semiconductors - 15.6%
119,610	Advanced Micro Devices, Inc.*	2,920,876
1,614,057	ARM Holdings PLC**	3,380,216
929,000	Chartered Semiconductor Manufacturing, Ltd.*	792,337
54,760	International Rectifier Corp.*,#	2,140,021
60,710	LSI Logic Corp.*,#	543,355
66,440	Microsemi Corp.*,#	1,619,807
149,519	MIPS Technologies, Inc.*	907,580
6,250	Samsung Electronics Company, Ltd.**	3,972,332
70,362	Silicon-On-Insulator Technologies (SOITEC)*,**,#	2,081,620
60,665	SiRF Technology Holdings, Inc.*,#	1,954,626
128,825	Texas Instruments, Inc.	3,902,109
		24,214,879

Shares or Principal Amount		Value
Electronic Forms - 2.3%
118,258	Adobe Systems, Inc.*	$3,590,313
Electronic Measuring Instruments - 1.4%
46,915	Trimble Navigation, Ltd.*	2,094,286
Energy - Alternate Sources - 3.2%
48,655	SunPower Corp. - Class A*,#	1,363,313
128,300	Suntech Power Holdings Company, Ltd. (ADR)*,#	3,624,475
		4,987,788
Enterprise Software/Services - 4.0%
237,710	Oracle Corp.*	3,444,418
12,799	SAP A.G.**	2,699,506
		6,143,924
Entertainment Software - 2.5%
165,469	Activision, Inc.*	1,883,037
46,335	Electronic Arts, Inc.*	1,994,259
		3,877,296
Internet Connectivity Services - 2.1%
37,310	NDS Group PLC (ADR)*,**,#	1,736,780
85,620	Redback Networks, Inc.*,#	1,570,271
		3,307,051
Internet Infrastructure Software - 2.2%
50,215	Akamai Technologies, Inc.*	1,817,281
224,280	TIBCO Software, Inc.*	1,581,174
		3,398,455
Internet Security - 2.4%
84,435	Check Point Software Technologies, Ltd. (U.S. Shares)*	1,484,367
89,080	McAfee, Inc.*	2,161,972
		3,646,339
Medical - Drugs - 1.5%
92,100	Cubist Pharmaceuticals, Inc.*	2,319,078
Networking Products - 3.2%
57,350	Cisco Systems, Inc.*	1,120,046
128,800	Juniper Networks, Inc.*	2,059,511
79,370	NETGEAR, Inc.*,#	1,718,361
		4,897,918
Semiconductor Components/Integrated Circuits - 6.3%
125,975	Actions Semiconductor Company, Ltd. (ADR)*,#	1,322,738
1,516,000	Advanced Semiconductor Manufacturing Corp.*	265,475
267,320	Cypress Semiconductor Corp.*,#	3,886,832
51,120	Marvell Technology Group, Ltd.*	2,266,150
1,133,074	Taiwan Semiconductor Manufacturing Company, Ltd.**	2,043,750
		9,784,945
Semiconductor Equipment - 3.6%
181,830	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	3,676,603
47,030	KLA-Tencor Corp.	1,955,037
		5,631,640
Telecommunication Equipment - 1.4%
159,694	Arris Group, Inc.*,#	2,095,185

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Telecommunication Equipment - Fiber Optics - 1.8%
82,785	Corning, Inc.*	$2,002,569
45,215	Oplink communications, Inc.*,#	827,887
		2,830,456
Telecommunication Services - 3.6%
85,895	Amdocs, Ltd. (U.S. Shares)*,**	3,143,757
70,145	NeuStar, Inc. - Class A*	2,367,394
		5,511,151
Television - 0.6%
89,884	British Sky Broadcasting Group PLC**	953,242
Web Hosting/Design - 1.1%
30,225	Equinix, Inc.*	1,658,144
Web Portals/Internet Service Providers - 5.8%
6,170	Google, Inc. - Class A*	2,587,266
194,865	Yahoo!, Inc.*	6,430,545
		9,017,811
Wireless Equipment - 5.1%
96,450	Nokia Oyj (ADR)**	1,954,077
99,425	QUALCOMM, Inc.	3,983,959
59,990	Telefonaktiebolaget LM Ericsson (ADR)	1,982,070
		7,920,106
	Total Common Stock (cost $122,462,134)	147,906,781
Corporate Bonds - 0%
Computers - Peripheral Equipment - 0%
$1,000,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)‡,º,ºº,§ (cost $148,698)	0
Preferred Stock - 0.4%
Wireless Equipment - 0.4%
10,840	Crown Castle International Corp. convertible, 6.25% (cost $542,000)	601,620
Other Securities - 13.1%
20,339,027	State Street Navigator Securities Lending Prime Portfolio† (cost $20,339,027)	20,339,027
Repurchase Agreement - 3.1%
$4,800,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $4,802,128 collateralized by $5,445,024 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 06/25/36 with a value of $4,896,012 (cost $4,800,000)	4,800,000
Total Investments (total cost $148,291,859) – 112.0%		173,647,428
Liabilities, net of Cash, Receivables and Other Assets – (12.0)%		(18,586,374)
Net Assets – 100%		$155,061,054

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,266,150	1.3%
Brazil	1,920,997	1.1%
Canada	2,922,316	1.7%
Cayman Islands	4,947,213	2.8%
China	265,475	0.2%
Finland	1,954,077	1.1%
France	2,081,620	1.2%
Germany	2,699,506	1.5%
India	3,308,490	1.9%
Israel	1,484,367	0.9%
Japan	5,536,622	3.2%
Netherlands	5,359,890	3.1%
Singapore	792,337	0.5%
South Korea	4,703,075	2.7%
Sweden	1,982,070	1.1%
Switzerland	2,704,169	1.6%
Taiwan	4,010,028	2.3%
United Kingdom	9,213,995	5.3%
United States††	115,495,031	66.5%
Total	$173,647,428	100.0%

†† Includes Short-Term Securities and Other Securities (52.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 10/19/06	1,045,000	$1,937,217	$(66,552)
Euro 1/11/07	1,650,000	2,136,482	(32,732)
Japanese Yen 1/11/07	150,000,000	1,347,884	(15,735)
South Korean Won 10/19/06	875,000,000	926,750	1,879
Taiwan Dollar 10/19/06	35,000,000	1,097,201	14,792
Total		$7,445,534	$(98,348)

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Global Technology Portfolio
Assets:
Investments at cost(1)	$148,292
Investments at value(1)	$173,647
Cash	331
Cash denominated in foreign currency (cost $3)	3
Receivables:
Investments sold	6,513
Portfolio shares sold	162
Dividends	75
Interest	5
Other assets	–
Forward currency contracts	17
Total Assets	180,753
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	20,339
Investments purchased	4,596
Portfolio shares repurchased	479
Advisory fees	81
Transfer agent fees and expenses	1
Distribution fees - Service Shares	26
Distribution fees - Service II Shares	5
Non-interested Trustees' fees and expenses	3
Foreign tax liability	9
Accrued expenses	38
Forward currency contracts	115
Total Liabilities	25,692
Net Assets	$155,061
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$556,695
Undistributed net investment income/(loss)*	(291)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(426,587)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	25,244 (2)
Total Net Assets	$155,061
Net Assets - Institutional Shares	$2,721
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	724
Net Asset Value Per Share	$3.76
Net Assets - Service Shares	$127,955
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	32,944
Net Asset Value Per Share	$3.88
Net Assets - Service II Shares	$24,385
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,164
Net Asset Value Per Share	$3.96

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $19,801,504 of securities loaned for Janus Aspen Global Technology Portfolio (Note 1).

(2)  Net of foreign taxes on investments of $7,203 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Global Technology Portfolio
Investment Income:
Interest	$154
Securities lending income	19
Dividends	538
Foreign tax withheld	(49)
Total Investment Income	662
Expenses:
Advisory fees	544
Transfer agent expenses	3
Custodian fees	19
Professional fees	9
Non-interested Trustees' fees and expenses	3
Printing expenses	61
Proxy expenses	76
Distribution fees - Service Shares	175
Distribution fees - Service II Shares	33
Other expenses	33
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	956
Expense and Fee Offset	(5)
Net Expenses	951
Net Investment Income/(Loss)	(289)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	17,491
Net realized gain/(loss) from foreign currency transactions	(322)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(19,483	)(1)
Net Gain/(Loss) on Investments	(2,314)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,603)

(1)  Net of foreign taxes on investments of $7,203 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(289)	$(377)
Net realized gain/(loss) from investment and foreign currency transactions	17,169	8,888
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(19,483)	7,478
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,603)	15,989
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	459	260
Service Shares	8,627	13,238
Service II Shares	2,303	3,814
Redemption fees
Service II Shares	4	13
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Shares repurchased
Institutional Shares	(688)	(1,960)
Service Shares	(16,701)	(39,648)
Service II Shares	(3,383)	(7,844)
Net Increase/(Decrease) from Capital Share Transactions	(9,379)	(32,127)
Net Increase/(Decrease) in Net Assets	(11,982)	(16,138)
Net Assets:
Beginning of period	167,043	183,181
End of period	$155,061	$167,043
Undistributed net investment income/(loss)*	$(291)	$(2)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$3.82	$3.42	$3.39	$2.31	$3.90	$6.49
Income from Investment Operations:
Net investment income/(loss)	.01	.05	.02	(.01)	.02	.19
Net gain/(loss) on securities (both realized and unrealized)	(.07)	.35	.01	1.09	(1.61)	(2.57)
Total from Investment Operations	(.06)	.40	.03	1.08	(1.59)	(2.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(.21)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(.21)
Net Asset Value, End of Period	$3.76	$3.82	$3.42	$3.39	$2.31	$3.90
Total Return**	(1.57)%	11.70%	0.88%	46.75%	(40.77)%	(37.07)%
Net Assets, End of Period (in thousands)	$2,721	$2,989	$4,423	$5,580	$2,721	$5,643
Average Net Assets for the Period (in thousands)	$3,065	$3,100	$4,887	$3,871	$3,974	$9,242
Ratio of Gross Expenses to Average Net Assets***(1)	0.88%	0.73%	0.72%	0.85%	0.72%	0.68%
Ratio of Net Expenses to Average Net Assets***(1)	0.87%	0.73%	0.72%	0.85%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.09)%	0.01%	0.19%	(0.22)%	(0.05)%	0.64%
Portfolio Turnover Rate***	126%	42%	30%	46%	70%	91%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$3.96	$3.55	$3.53	$2.41	$4.08	$6.55
Income from Investment Operations:
Net investment income/(loss)	(.01)	– (2)	– (2)	– (2)	– (2)	.02
Net gain/(loss) on securities (both realized and unrealized)	(.07)	.41	.02	1.12	(1.67)	(2.46)
Total from Investment Operations	(.08)	.41	.02	1.12	(1.67)	(2.44)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(.03)
Net Asset Value, End of Period	$3.88	$3.96	$3.55	$3.53	$2.41	$4.08
Total Return**	(2.02)%	11.55%	0.57%	46.47%	(40.93)%	(37.31)%
Net Assets, End of Period (in thousands)	$127,955	$138,172	$151,354	$180,513	$127,656	$287,103
Average Net Assets for the Period (in thousands)	$141,371	$134,959	$161,072	$147,151	$191,037	$307,222
Ratio of Gross Expenses to Average Net Assets***(1)	1.13%	0.98%	0.97%	1.10%	0.97%	0.95%
Ratio of Net Expenses to Average Net Assets***(1)	1.12%	0.98%	0.97%	1.10%	0.97%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.34)%	(0.24)%	(0.06)%	(0.44)%	(0.29)%	0.42%
Portfolio Turnover Rate***	126%	42%	30%	46%	70%	91%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  See Note 4 in Notes to Financial Statements.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Financial Highlights

Service II Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$4.03	$3.62	$3.59	$2.44	$4.13
Income from Investment Operations:
Net investment income/(loss)	(.01)	– (2)	– (2)	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	(.06)	.41	.03	1.14	(1.71)
Total from Investment Operations	(.07)	.41	.03	1.14	(1.70)
Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	– (3)	– (3)	– (3)	.01	.01
Total Distributions and Other	–	–	–	.01	.01
Net Asset Value, End of Period	$3.96	$4.03	$3.62	$3.59	$2.44
Total Return**	(1.74)%	11.33%	0.84%	47.13%	(40.92)%
Net Assets, End of Period (in thousands)	$24,385	$25,882	$27,404	$28,634	$13,911
Average Net Assets for the Period (in thousands)	$26,842	$24,247	$25,926	$21,419	$6,085
Ratio of Gross Expenses to Average Net Assets***(4)	1.13%	0.99%	0.97%	1.10%	1.04%
Ratio of Net Expenses to Average Net Assets***(4)	1.12%	0.98%	0.97%	1.10%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	(0.25)%	(.06)%	(0.44)%	(0.42)%
Portfolio Turnover Rate***	126%	42%	30%	46%	70%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology IndexSM	A capitalization weighted index that monitors the performance of information technology stocks from around the world.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in the Portfolio with accrued interest in the amount of $40,000 that was written-off December 10, 2001.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of June 30, 2006)

	Value	Value as a % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A) ºº	3/6/00	$86,320	$–	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Technology Portfolio	$31,420,078

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2006.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash,

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Global Technology Portfolio	$19,801,504

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Global Technology Portfolio	$20,339,027

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

16 Janus Aspen Series June 30, 2006

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $163 was paid by the Portfolio.

The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

A 2.00% redemption fee may be imposed on shares of the Portfolio held for three months or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $4,364 for the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on

18 Janus Aspen Series June 30, 2006

the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $2,341 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Technology Portfolio	$148,457,861	$32,365,991	$(7,176,424)	$25,189,567

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	Accumulated Capital Losses
Janus Aspen Global Technology Portfolio	$(33,047,113)	$(250,531,858)	$(148,365,762)	$(8,794,052)	$(1,266,097)	$(442,004,882)

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Technology Portfolio	$7,972,755

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

	Institutional Shares						Service Shares						Service II Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2001	2006(1)	2005(1)	2004(1)	2003	2002	2001	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Global Technology Portfolio	0.88%	0.73%	0.72%	0.85%	0.72%	0.68%	1.13%	0.98%	0.97%	1.10%	0.97%	0.95%	1.13%	0.99%	0.97%	1.10%	1.04%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006(unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Global Technology Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	112	76
Reinvested dividends and distributions	–	–
Shares repurchased	(170)	(586)
Net Increase(Decrease) in Portfolio Shares	(58)	(510)
Shares Outstanding, Beginning of Period	782	1,292
Shares Outstanding, End of Period	724	782
Transactions in Portfolio Shares – Service Shares
Shares sold	2,077	3,738
Reinvested dividends and distributions	–	–
Shares repurchased	(4,045)	(11,418)
Net Increase(Decrease) in Portfolio Shares	(1,968)	(7,680)
Shares Outstanding, Beginning of Period	34,912	42,592
Shares Outstanding, End of Period	32,944	34,912
Transactions in Portfolio Shares – Service II Shares
Shares sold	548	1,042
Reinvested dividends and distributions	–	–
Shares repurchased	(805)	(2,197)
Net Increase(Decrease) in Portfolio Shares	(257)	(1,155)
Shares Outstanding, Beginning of Period	6,421	7,576
Shares Outstanding, End of Period	6,164	6,421

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Technology Portfolio	$101,910,639	$113,586,351	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series

20 Janus Aspen Series June 30, 2006

("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

22 Janus Aspen Series June 30, 2006

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Janus Aspen Series June 30, 2006 23

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

24 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 27

Notes

28 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-714 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Growth and Income Portfolio

(unaudited)

Portfolio Snapshot

This conservative growth portfolio from Janus combines core holdings and opportunistic companies with income oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn

portfolio manager

Stocks started the year on a promising note, with the S&P 500® Index advancing nearly 3% in January in anticipation that the Federal Reserve (Fed) would soon stop raising interest rates. To the market's chagrin, on January 31, outgoing Fed Chairman Alan Greenspan raised the Federal Funds rate for the fourteenth consecutive time in this cycle, to 4.50%. The market retreated on the news, but then drifted higher on hopes that the Fed might be nearing the end of its credit tightening campaign. These hopes persisted even though incoming Fed Chairman Ben Bernanke raised overnight rates by another 25 basis points in late March.

Uncertainty over the prospects for additional Fed tightening kept markets volatile in the second quarter as investors weighed persistent inflation concerns against some signs of moderating activity in the employment and housing markets. Nonetheless, the Fed continued its campaign of credit tightening, raising rates by 25 basis points in both May and June. This left the Federal Funds rate at 5.25%, up 100 basis points from the start of the year, and 425 basis points higher than it was at the start of this tightening cycle in June 2004.

Meanwhile, the 10-year Treasury yield rose to 5.14% by the end of June, after trading in a band around 4.5% for most of last year. Interest rates matter because they impact the value of stocks through the discounting mechanism, as well as the pace of economic growth through their impact on business investment and consumer spending. Despite rising rates and a flattening yield curve, the economy remains strong and corporations remained generally healthy, backed in most cases by record profits, ample free cash flow and solid balance sheets. So what is there to worry about?

As argued articulately by Stephen Roach, Chief Economist of Morgan Stanley, despite its benefits, globalization is also sustaining the unsustainable – a large and persistent fiscal deficit and a growing trade deficit increasingly financed by savings overseas. For now, foreigners seem content to finance our twin deficits, and longer-term interest rates remain low as a result. Despite these concerns, I believe that stocks are attractively valued, and I am confident that our bottom-up stock-picking approach should help us to create long-term value for our investors regardless of the underlying market environment.

Performance Overview

Against this backdrop, Janus Aspen Growth and Income Portfolio's Institutional and Service Shares returned 1.92% and 1.77%, respectively, for the six-month period ended June 30, 2006. For the period, the Portfolio underperformed its primary benchmark, the S&P 500® Index, which gained 2.71%. However, it outperformed its secondary benchmark, the Russell 1000® Growth Index, which declined 0.93%.

Investment Philosophy and Strategy

My strategy is to try to deliver superior risk-adjusted returns versus the S&P 500® Index in a conservative growth strategy. The Portfolio is managed for shareholders in pursuit of longer-term financial objectives, such as building a retirement nest egg, buying a home, or funding a college education. In other words, this Portfolio is targeted to investors who want long-term exposure to the equity market, but don't want to take on what can be the higher risk associated with a typical large-cap growth fund. What do I mean by "conservative?" A traditional definition of this term implies looking at the price volatility of the Portfolio, or its beta, relative to a benchmark. I have a broader view, wherein the spirit of conservatism is captured in the Portfolio's construction process. I attempt to control risk by monitoring the concentration of the Portfolio and by limiting the maximum position size to approximately 6%. And while I employ a bottom-up approach to picking stocks, I keep an eye on the sector weightings relative to the benchmark.

My investment philosophy is steadfast. I prefer companies that generate (or have the potential to generate) considerable free cash flow. Approximately 60-75% of the Portfolio is invested in companies that I believe have sustainable competitive advantages in one or more of the following competencies: product manufacturing, product distribution, or research and development. I believe that these companies should generate superior returns on invested capital and outperform their peer groups over time. The balance of the Portfolio is invested in various special situations opportunities, which include changes to capital allocation (for example, a restructuring of the business portfolio, a share repurchase initiative, or changes to dividend policy) or product-specific catalysts.

What Has Changed

Another aspect of the Portfolio is the income component. I seek to deliver an income yield comparable to other growth and income funds. Last year, I stated that I was interested in boosting the Portfolio's income. After a year of study, I now am convinced that tapping the equity derivative market is the most compelling way to generate income for the Portfolio. I am primarily using covered call strategies executed through broker-issued "structured notes." The average income yield on the structured note portfolio for the period is roughly 15% on an annualized basis. Although the structured note allocation is only approximately 8% of assets, it generated a disproportionate share of the Portfolio's income return. Over time, I would like to ramp this allocation to 15% of the Portfolio. Therefore, although the Portfolio may see an increase in the dividend yield this year, the upside potential for income exists as well.

Suncor Energy, EnCana and British Sky Broadcasting Drove Performance

Performance during the period also benefited from our overweight exposure to the energy sector, where a number of

2 Janus Aspen Series June 30, 2006

(unaudited)

our individual holdings also provided standout returns. One of these standouts was Suncor, an integrated Canadian oil company that provides a leveraged play on the long-term price of oil. We remain bullish on the outlook for oil prices due to our analysis of long-term supply and demand conditions. Our research suggests that non-OPEC supply will peak in 2009 or 2010, and that OPEC will struggle to increase output by enough to meet the world's demand growth. This would create a situation where the market must price out demand – at an equilibrium price that is clearly well above the $70 per barrel rate we see today. I believe that relative to its intrinsic value, the market is discounting a long-term future price of oil between $45 and $50 per barrel. For this reason, I believe there is considerable upside to Suncor's current share price if investors begin to believe in the sustainability of higher oil prices and then discount this reality into their share price calculations.

Furthermore, in my opinion, Suncor is a highly attractive acquisition target for the major integrated oil companies, as well as for foreign government oil enterprises. The Canadian oil sands project poses no exploration risk, and the development costs, while large, could potentially be lowered through technological advances. Given the increasing difficulty of locating and developing conventional oil resources, I believe the fixed cost-structure of the abundant oil sands should look increasingly attractive to the major oil companies. Moreover, it is my contention that as the major oil companies are forced to pursue oil into politically unstable regions such as West Africa and the former Soviet Union, the relative stability of Canada should make these assets even more compelling.

EnCana was another positive contributor. The Canadian natural gas company recently reported a first-quarter net profit of $1.47 billion and confirmed that its guidance for 2006 North American sales growth remained on track. Meanwhile, the company continues its efforts to divest non-core assets through the recent sale of its gas storage business.

Additionally, our results benefited from our stake in British media company British Sky Broadcasting (BSkyB). Sentiment improved after BSkyB won most of the television rights to broadcast Football Association (FA) Premier League soccer games, thereby protecting their position as the premium content provider in the UK.

UnitedHealth, Aetna and Advanced Micro Devices Were Negative Performers

On the downside, our results suffered from pressures on several health services stocks, notably UnitedHealth Group (UNH) and Aetna, which had been among the Portfolio's largest contributors in recent years. UNH was hit hard by negative sentiment around the timing of stock option awards to its top executives. Although it is too early to know how this situation will unfold, the potential worst case outcome is that visionary CEO Bill McGuire will be forced to step down. We have done a lot of digging through past proxies and, for now, we are assuming that these grants were legal despite the ugly picture. At this juncture, it is important to take a step back and review the primary investment merits of owning UNH. Our research tells us that customers choose UNH for its history of production innovation, its strong national network and its ability to help them control medical costs. We have also had the privilege of meeting many of the company's top managers, and I take comfort in knowing that UNH boasts a deep bench of talent across its major business segments. I have held the position because I believe that the business is far more resilient than the current stock weakness would imply.

Meanwhile, Aetna's shares came under pressure after the health insurer released its first quarter 2006 financial results. While the company's earnings were better than anticipated, its medical loss ratio spiked to 80%, versus expectations of 78%. This sparked concern that the company had inadequately priced its book of business against medical cost trends. Moreover, unlike in previous quarters, Aetna did not report a favorable reserve adjustment. Shares fell so dramatically in the wake of this news that company officials held a second conference call to explain that the higher ratios reflected changes in the mix of business, rather than a change in the health of the company itself. Despite the noise, we believe that underlying medical cost trends are decelerating in line with our expectations, and at a faster pace than commercial pricing changes. Our healthcare analyst, Ted Shannon, maintains a deep pool of industry contacts, which provides us with valuable insight into health insurance trends. What we have learned continues to support our investment thesis. Costs are decelerating with the growing adoption of consumer-driven health plans. Moreover, we believe they could decline further in the coming year with the recalibration of government reimbursements. We also believe that, while the industry remains competitive, there are no meaningful changes to the overall pricing environment. I recognize that it may take time for Aetna's management to regain credibility with investors and for the stock to make up lost ground. Nonetheless, we remained invested in the position. Another reason we have liked Aetna is that the company has carried an under-levered balance sheet relative to other health plans, such as UnitedHealth Group and Coventry Health Care. We believe the current share price weakness is an excellent opportunity for the company to step up and aggressively buy back shares.

Advanced Micro Devices (AMD) also proved a negative, after the chipmaker lowered its revenue forecast for the second quarter. Still, we remain constructive on the company's efforts to improve its profit share of the microprocessor duopoly. Historically, Intel has dominated this industry with over 80% unit share and nearly all of the industry profits and cash flow. After playing second fiddle to Intel for 30 years, AMD is mounting a credible challenge on the strength of its widely acclaimed 64-bit architecture. The traditional AMD value proposition of price-to-performance has been strengthened by customers' increasing focus on power efficiency. Furthermore, AMD's Opteron server product has demonstrated superiority across these three dimensions. Leadership in the server market is significant because it allows the company to better maintain price integrity (and therefore profit margins) across its product lines by defusing Intel's ability to use high-margin products (servers and notebooks) to subsidize price cuts, which would disproportionately hurt AMD.

Closing Comments

Going forward, the real challenge associated with rising interest rates in this environment is to provide investors with attractive risk-adjusted returns, after expenses. I welcome this challenge,

Janus Aspen Series June 30, 2006 3

Janus Aspen Growth and Income Portfolio (unaudited)

as I am supported by a talented analyst pool. To achieve our goals, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. As of June 30, over approximately 80% of the Portfolio is invested in stocks internally rated by the Janus investment team as "buy" or "strong buy." Furthermore, I believe that our commitment to a disciplined buy-and-sell approach should continue to reward us over time. Finally, as a testament to my conviction in our approach, I want you to know that a substantial portion of my discretionary investment dollars is invested in Janus Growth and Income Fund, the retail version of the Portfolio. I promise to apply my utmost effort to delivering exceptional performance to you in the quarters and years ahead.

Thank you for your continued investment in Janus Aspen Growth and Income Portfolio.

Janus Aspen Growth and Income Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Equity Contribution
Suncor Energy, Inc. Energy company - Canada	1.14%
Melco International Development, Ltd. Diversified services operator - Hong Kong	0.55%
EnCana Corp. (U.S. Shares) Gas, crude oil, and natural gas liquids explorer and producer - Canada	0.49%
British Sky Broadcasting Group PLC Pay television broadcasting service provider - United Kingdom	0.45%
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	0.44%

5 Largest Detractors from Performance – Holdings

Equity Contribution
UnitedHealth Group, Inc. Organized health systems company - U.S.	(1.09)%
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.77)%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(0.53)%
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.37)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.35)%

5 Largest Contributors to Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.41%	17.83%	9.80%
Consumer Services	0.78%	2.60%	1.65%
Media	0.70%	3.30%	3.35%
Food, Beverage & Tobacco	0.49%	5.91%	4.63%
Capital Goods	0.49%	8.27%	8.83%

5 Largest Detractors from Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(1.38)%	7.62%	4.87%
Software & Services	(0.66)%	8.18%	5.40%
Semiconductors & Semiconductor Equipment	(0.57)%	14.15%	2.99%
Materials	(0.30)%	0.91%	3.04%
Banks	(0.20)%	4.09%	6.96%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Exxon Mobil Corp. Oil Companies - Integrated	3.7%
Suncor Energy, Inc. Oil Companies - Integrated	3.2%
Advanced Micro Devices, Inc. Electronic Components - Semiconductors	3.1%
General Electric Co. Diversified Operations	3.0%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	3.0%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 7.5% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Growth and Income Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Aspen Growth and Income Portfolio - Institutional Shares	1.92%	13.01%		2.91%		8.38%
Janus Aspen Growth and Income Portfolio - Service Shares	1.77%	12.80%		2.70%		8.13%
S&P 500® Index	2.71%	8.63%		2.49%		3.13%
Russell 1000® Growth Index	(0.93)%	6.12%		(0.76)%		0.13%
Lipper Quartile	N/A	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	N/A**	7/220		30/147		2/88

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 1998

** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,019.20	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36
Expense Example – Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,017.70	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46

*Expenses are equal to the annualized expense ratio of 0.87% for Institutional Shares and 1.09% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 Janus Aspen Series June 30, 2006

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 85.5%
Advertising Sales - 1.1%
16,265	Lamar Advertising Co.*	$876,033
Aerospace and Defense - 1.8%
17,505	Boeing Co.	1,433,835
Agricultural Operations - 1.1%
21,660	Archer-Daniels-Midland Co.	894,125
Applications Software - 1.3%
45,501	Microsoft Corp.	1,060,173
Building - Residential and Commercial - 0.5%
750	NVR, Inc.*,#	368,438
Casino Hotels - 1.0%
11,030	Harrah's Entertainment, Inc.	785,115
Commercial Banks - 1.3%
29,130	Commerce Bancorp, Inc.#	1,039,067
Computers - 1.2%
39,560	Dell, Inc.*	965,660
Computers - Memory Devices - 2.0%
146,495	EMC Corp.*	1,607,050
Cosmetics and Toiletries - 2.4%
34,202	Procter & Gamble Co.	1,901,631
Dental Supplies and Equipment - 0.3%
37,835	Align Technology, Inc.*	279,601
Diversified Operations - 3.9%
74,493	General Electric Co.	2,455,289
286,000	Melco International Development, Ltd.	718,103
		3,173,392
E-Commerce/Products - 0.8%
16,550	Amazon.com, Inc.*,#	640,154
Electronic Components - Semiconductors - 8.6%
102,620	Advanced Micro Devices, Inc.*	2,505,980
19,050	NVIDIA Corp.*,#	405,575
1,400	Samsung Electronics Company, Ltd.	889,802
4,929	Samsung Electronics Company, Ltd. (GDR)	1,548,938
47,230	Spansion, Inc. - Class A*	752,846
27,511	Texas Instruments, Inc.	833,308
		6,936,449
Electronic Forms - 0.4%
10,500	Adobe Systems, Inc.*	318,780
Enterprise Software/Services - 1.4%
80,395	Oracle Corp.*	1,164,924
Entertainment Software - 1.2%
22,405	Electronic Arts, Inc.*	964,311
Finance - Investment Bankers/Brokers - 4.4%
41,617	Citigroup, Inc.**	2,007,604
37,625	JP Morgan Chase & Co.**	1,580,250
		3,587,854
Finance - Mortgage Loan Banker - 1.8%
30,670	Fannie Mae	1,475,227
Food - Canned - 0.4%
13,806	TreeHouse Foods, Inc.*	329,825
Food - Dairy Products - 1.3%
27,640	Dean Foods Co.*	1,027,932

Shares or Principal Amount		Value
Hotels and Motels - 0.8%
10,500	Four Seasons Hotels, Inc.#	$645,120
Industrial Automation and Robotics - 1.1%
12,360	Rockwell Automation, Inc.#	890,044
Investment Companies - 0.9%
33,012	KKR Private Equity Investors L.P. (144A)*,**	722,963
Medical - Drugs - 4.4%
12,685	Roche Holding A.G.**	2,096,960
14,853	Sanofi-Aventis**,#	1,449,527
		3,546,487
Medical - HMO - 5.5%
35,980	Aetna, Inc.	1,436,681
20,065	Coventry Health Care, Inc.*	1,102,371
42,331	UnitedHealth Group, Inc.	1,895,582
		4,434,634
Networking Products - 0.9%
37,215	Cisco Systems, Inc.*	726,809
Oil - Field Services - 1.1%
12,340	Halliburton Co.	915,751
Oil Companies - Exploration and Production - 4.1%
6,620	Apache Corp.	451,815
45,938	EnCana Corp. (U.S. Shares)	2,418,177
6,460	EOG Resources, Inc.	447,936
		3,317,928
Oil Companies - Integrated - 9.8%
48,860	Exxon Mobil Corp.#	2,997,560
22,335	Hess Corp.#	1,180,405
25,544	Petro-Canada	1,211,870
31,801	Suncor Energy, Inc.	2,573,593
		7,963,428
Oil Refining and Marketing - 1.8%
21,385	Valero Energy Corp.	1,422,530
Retail - Consumer Electronics - 0.7%
9,987	Best Buy Company, Inc.	547,687
Retail - Jewelry - 1.1%
27,450	Tiffany & Co.#	906,399
Retail - Pet Food and Supplies - 1.0%
30,145	PETsMART, Inc.	771,712
Shipbuilding - 1.0%
26,800	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	788,111
Steel - Producers - 1.8%
128,284	Tata Steel, Ltd.	1,486,941
Super-Regional Banks - 1.4%
37,960	U.S. Bancorp	1,172,205
Telecommunication Services - 0.8%
80,579	Bharti Tele-Ventures, Ltd.*	647,572
Television - 1.8%
137,771	British Sky Broadcasting Group PLC	1,461,096
Therapeutics - 0.1%
10,165	Neurocrine Biosciences, Inc.*,#	107,749
Tobacco - 1.0%
11,035	Altria Group, Inc.	810,300
Toys - 1.2%
46,630	Marvel Entertainment, Inc.*,#	932,600

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Transportation - Railroad - 1.1%
20,994	Canadian National Railway Co. (U.S. Shares)	$918,488
Transportation - Services - 1.1%
10,500	United Parcel Service, Inc. - Class B	864,465
Web Portals/Internet Service Providers - 1.8%
43,720	Yahoo!, Inc.*	1,442,760
Wireless Equipment - 1.0%
38,100	Nokia Oyj (ADR)**	771,906
Total Common Stock (cost $55,651,592)		69,045,261
Preferred Stock - 2.0%
Electronic Components - Semiconductors - 0.8%
1,390	Samsung Electronics Company, Ltd.	678,335
Oil Companies - Integrated - 1.2%
7,150	Amerada Hess Corp., convertible, 7.00%	948,804
Total Preferred Stock (cost $917,214)		1,627,139
Equity-Linked Structured Notes - 8.9%
Finance - Investment Bankers/Brokers - 7.2%
6,850	Goldman Sachs Group, Inc., convertible (Amazon.com, Inc., Amylin Pharmaceuticals, Inc., Apple Computer, Inc.), 40.00% (144A)§	657,066
4,785	Goldman Sachs Group, Inc., convertible (Amerada Hess Corp.), 19.45%ß	709,477
6,830	Goldman Sachs Group, Inc., convertible (Best Buy Company, Inc., Dell, Inc., Google, Inc.), 33.00% (144A)§	654,007
9,290	Goldman Sachs Group, Inc., convertible (Suncor Energy, Inc.), 9.05%ß	740,171
16,555	Lehman Brothers Holdings, Inc., convertible (Advanced Micro Devices, Inc.), 20.00%ß	422,649
16,555	Lehman Brothers Holdings, Inc., convertible (Advanced Micro Devices, Inc.), 0%ß	400,797
9,095	Lehman Brothers Holdings, Inc., convertible (SanDisk Corp.), 28.20%ß	465,118
16,775	Morgan Stanley Co., convertible (Amylin Pharmaceuticals, Inc.), 12.00% (144A)§	813,755
33,465	Morgan Stanley Co., convertible (Juniper Networks, Inc.), 13.00% (144A)§	531,424
10,510	Morgan Stanley Co., convertible (Neurocrine Biosciences, Inc.), 10.60% (144A)§	139,047
67,330	Morgan Stanley Co., convertible (Sirius Satellite Radio, Inc.), 14.00% (144A)§	342,710
		5,876,221
Special Purpose Entity - 1.7%
6,005	IXIS Financial Products, Inc., convertible (Alcon, Inc.), 20.90% (144A)§	623,871
13,330	Allegro Investment Corporation S.A. convertible, (SanDisk Corp.), 20.65%**,ß	744,884
		1,368,755
Total Equity-Linked Structured Notes (cost $8,780,452)		7,244,976

Shares or Principal Amount		Value
Other Securities - 9.3%
$7,553,137	State Street Navigator Securities Lending Prime Portfolio† (cost $7,553,137)	$7,553,137
Repurchase Agreement - 4.1%
3,300,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $3,301,463 collateralized by $3,743,454 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $3,366,008 (cost $3,300,000)	3,300,000
Total Investments (total cost $76,202,395) – 109.8%		88,770,513
Liabilities, net of Cash, Receivables and Other Assets – (9.8)%		(7,907,223)
Net Assets – 100%		$80,863,290

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$7,767,248	8.7%
Finland	771,906	0.9%
France	1,449,527	1.6%
Hong Kong	718,103	0.8%
India	2,134,513	2.4%
Luxembourg	744,884	0.8%
Netherlands	722,963	0.8%
South Korea	3,905,186	4.4%
Switzerland	2,096,960	2.4%
United Kingdom	1,461,096	1.7%
United States††	66,998,127	75.5%
Total	$88,770,513	100.0%

††Includes Short-Term Securities and Other Securities (63.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
Euro 10/19/06	85,000	$109,511	$(2,760)
Euro 1/11/07	435,000	563,254	(8,629)
Swiss Franc 8/10/06	390,000	320,614	(18,485)
Swiss Franc 1/11/07	505,000	421,978	(7,193)
Total		$1,415,357	$(37,067)

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Growth and Income Portfolio
Assets:
Investments at cost(1)	$76,202
Investments at value(1)	$88,771
Cash denominated in foreign currency (cost $223)	223
Receivables:
Portfolio shares sold	38
Dividends	216
Interest	1
Other assets	6
Total Assets	89,255
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	7,553
Due to custodian	16
Investments purchased	635
Portfolio shares repurchased	75
Advisory fees	41
Transfer agent fees and expenses	–
Distribution fees - Service Shares	8
Non-interested Trustees' fees and expenses	3
Accrued expenses	24
Forward currency contracts	37
Total Liabilities	8,392
Net Assets	$80,863
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$123,800
Undistributed net investment income/(loss)*	179
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(55,647)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	12,531
Total Net Assets	$80,863
Net Assets - Institutional Shares	$42,005
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,371
Net Asset Value Per Share	$17.72
Net Assets - Service Shares	$38,858
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,182
Net Asset Value Per Share	$17.81

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $7,361,367 of securities loaned for Janus Aspen Growth and Income Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Growth and Income Portfolio
Investment Income:
Interest	$37
Securities lending income	6
Dividends	1,303
Foreign tax withheld	(22)
Total Investment Income	1,324
Expenses:
Advisory fees	287
Transfer agent expenses	3
Registration fees	11
Custodian fees	11
Professional fees	8
Non-interested Trustees' fees and expenses	2
Distribution fees - Service Shares	64
Printing expense	23
Proxy fees	26
System fees	16
Other expenses	9
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	460
Expense and Fee Offset	(1)
Net Expenses	459
Net Investment Income/(Loss)	865
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	9,366
Net realized gain/(loss) from foreign currency transactions	7
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(7,807)
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	1,566
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,431

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$865	$389
Net realized gain/(loss) from investment and foreign currency transactions	9,373	5,263
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(7,807)	4,565
Payment from affiliate (Note 2)	–	23
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,431	10,240
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(439)	(211)
Service Shares	(353)	(197)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(792)	(408)
Capital Share Transactions:
Shares sold
Institutional Shares	9,777	13,482
Service Shares	3,560	6,649
Reinvested dividends and distributions
Institutional Shares	439	211
Service Shares	353	197
Shares repurchased
Institutional Shares	(6,500)	(7,033)
Service Shares	(22,102)	(13,021)
Net Increase/(Decrease) from Capital Share Transactions	(14,473)	485
Net Increase/(Decrease) in Net Assets	(12,834)	10,317
Net Assets:
Beginning of period	93,697	83,380
End of period	$80,863	$93,697
Undistributed net investment income/(loss)*	$179	$106

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Growth and Income Portfolio
and through each fiscal year ended December 31	2006		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.57		$15.70	$14.11	$11.56	$14.87	$17.41
Income from Investment Operations:
Net investment income/(loss)	.18		.10	.09	.15	.12	.20
Net gain/(loss) on securities (both realized and unrealized)	.16		1.88	1.60	2.53	(3.32)	(2.52)
Total from Investment Operations	.34		1.98	1.69	2.68	(3.20)	(2.32)
Less Distributions and Other:
Dividends (from net investment income)*	(.19)		(.11)	(.10)	(.13)	(.11)	(.22)
Distributions (from capital gains)*	–		–	–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–	–
Total Distributions and Other	(.19)		(.11)	(.10)	(.13)	(.11)	(.22)
Net Asset Value, End of Period	$17.72		$17.57	$15.70	$14.11	$11.56	$14.87
Total Return**	1.92	%(2)	12.62%	11.97%	23.34%	(21.54)%	(13.37)%
Net Assets, End of Period (in thousands)	$42,005		$38,146	$27,784	$26,816	$55,271	$92,659
Average Net Assets for the Period (in thousands)	$41,448		$31,257	$25,658	$29,902	$72,550	$105,243
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.87%		0.74%	0.77%	0.83%	0.76%	0.70%
Ratio of Net Expenses to Average Net Assets***(4)	0.87%		0.74%	0.77%	0.83%	0.76%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.05%		0.62%	0.63%	0.85%	0.81%	1.19%
Portfolio Turnover Rate***	67%		37%	48%	43%	54%	52%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Growth and Income Portfolio
and through each fiscal year ended December 31	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.66	$15.77		$14.22	$11.56	$14.87	$17.35
Income from Investment Operations:
Net investment income/(loss)	.21	.07		.06	.06	.08	.12
Net gain/(loss) on securities (both realized and unrealized)	.10	1.87		1.55	2.66	(3.31)	(2.47)
Total from Investment Operations	.31	1.94		1.61	2.72	(3.23)	(2.35)
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.06)		(.06)	(.06)	(.08)	(.13)
Distributions (from capital gains)*	–	–		–	–	–	–
Payment from affiliate	–	.01		–	–	–	–
Total Distributions and Other	(.16)	(.05)		(.06)	(.06)	(.08)	(.13)
Net Asset Value, End of Period	$17.81	$17.66		$15.77	$14.22	$11.56	$14.87
Total Return**	1.77%	12.40	%(3)	11.32%	23.60%	(21.77)%	(13.58)%
Net Assets, End of Period (in thousands)	$38,858	$55,551		$55,596	$62,223	$62,087	$85,154
Average Net Assets for the Period (in thousands)	$51,813	$53,705		$56,017	$61,252	$78,089	$73,705
Ratio of Gross Expenses to Average Net Assets***(3)(4)	1.09%	0.99%		1.02%	1.10%	1.01%	0.95%
Ratio of Net Expenses to Average Net Assets***(4)	1.09%	0.99%		1.02%	1.10%	1.01%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.73%	0.37%		0.36%	0.44%	0.57%	0.91%
Portfolio Turnover Rate***	67%	37%		48%	43%	54%	52%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(2)  During the period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Growth and Income Portfolio
Goldman Sachs Group, Inc., convertible (Amazon.com, Inc., Amylin Pharmaceuticals, Inc., Apple Computer, Inc.), 40.00% (144A)	5/11/06	$685,000	$657,066	0.8%
Goldman Sachs Group, Inc. convertible, (Best Buy Company, Inc., Dell, Inc., Google, Inc.), 33.00% (144A)	5/8/06	683,000	654,007	0.8%
IXIS Financial Products, Inc. convertible, (Alcon, Inc.), 20.90% (144A)	2/9/06	685,411	623,871	0.8%
Morgan Stanley Co. convertible, (Amylin Pharmaceuticals, Inc.), 12.00% (144A)	4/21/06	796,980	813,755	1.0%
Morgan Stanley Co. convertible, (Juniper Networks, Inc.), 13.00% (144A)	1/9/06	703,434	531,424	0.7%
Morgan Stanley Co. convertible, (Neurocrine Biosciences, Inc.), 10.60% (144A)	5/10/06	570,168	139,047	0.2%
Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	1/11/06	420,813	342,710	0.4%
		$4,544,806	$3,761,880	4.7%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Growth and Income Portfolio	$4,824,951

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series June 30, 2006 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth and Income Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual

14 Janus Aspen Series June 30, 2006

funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Growth and Income Portfolio	$7,361,367

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Growth and Income Portfolio	$7,553,137

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition,

16 Janus Aspen Series June 30, 2006

these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $85 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004.

Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

During the six-month period ended June 30, 2006, Janus Capital reimbursed the Portfolio $1 for Institutional Shares as a result of dilutions caused by certain trading and/or pricing errors.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $577 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Growth and Income Portfolio	$76,594,809	$16,424,830	$(4,249,126)	$12,175,704

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the fiscal year ended December 31, 2005
Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Growth and Income Portfolio(1)	$(1,549,176)	$(16,414,356)	$(30,545,851)	$(15,741,304)	$(64,250,687)

(1) Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Growth and Income Portfolio	$5,252,012

18 Janus Aspen Series June 30, 2006

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Growth and
and the fiscal year ended December 31, 2005	Income Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	529	827
Reinvested dividends and distributions	25	13
Shares repurchased	(354)	(439)
Net Increase (Decrease) in Portfolio Shares	200	401
Shares Outstanding, Beginning of Period	2,171	1,770
Shares Outstanding, End of Period	2,371	2,171
Transactions in Portfolio Shares – Service Shares
Shares sold	190	409
Reinvested dividends and distributions	20	12
Shares repurchased	(1,174)	(801)
Net Increase (Decrease) in Portfolio Shares	(964)	(380)
Shares Outstanding, Beginning of Period	3,146	3,526
Shares Outstanding, End of Period	2,182	3,146

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Growth and Income Portfolio	$29,701,382	$43,843,209	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series June 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

22 Janus Aspen Series June 30, 2006

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

24 Janus Aspen Series June 30, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-712 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	1

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six months ended June 30, 2006, Janus Aspen INTECH Risk-Managed Core Portfolio – Service Shares returned 1.58%. This compares to a 2.71% return posted by the S&P 500® Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Portfolio.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient Portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Core Portfolio.

2 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Procter & Gamble Co. Cosmetics and Toiletries	1.6%
Progressive Corp. Property and Casualty Insurance	1.4%
Loews Corp. Multi-Line Insurance	1.2%
Aon Corp. Insurance Brokers	1.1%
Allergan, Inc. Optical Supplies	1.0%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 3

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Aspen INTECH Risk-Managed Core Portfolio – Service Shares	1.58%	9.32%		15.51%
S&P 500® Index	2.71%	8.63%		12.06%
Lipper Quartile	N/A	3	rd	1	st
Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	N/A**	124/181		32/139

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

There is no assurance that the investment process will consistently lead to successful investing.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Total returns shown include fee waivers, if any and without such waivers, total returns would have been lower.

Effective May 1, 2006, Janus Aspen Risk-Managed Core Portfolio was renamed Janus Aspen INTECH Risk-Managed Core Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date - January 2, 2003

** The fiscal year-to-date Lipper Ranking for the Portfolio's Service Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,015.80	$7.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

*Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

4 Janus Aspen Series June 30, 2006

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 99.1%
Advertising Agencies - 0.2%
400	Omnicom Group, Inc.	$35,636
Aerospace and Defense - 2.3%
1,600	Boeing Co.	131,056
1,200	General Dynamics Corp.	78,552
1,000	Lockheed Martin Corp.	71,740
500	Northrop Grumman Corp.	32,030
1,200	Raytheon Co.	53,484
700	Rockwell Collins, Inc.	39,109
		405,971
Aerospace and Defense - Equipment - 0.2%
100	B.F. Goodrich Co.	4,029
400	United Technologies Corp.	25,368
		29,397
Agricultural Chemicals - 0.1%
300	Monsanto Co.	25,257
Agricultural Operations - 0.8%
3,400	Archer-Daniels-Midland Co.	140,352
Airlines - 0.6%
5,900	Southwest Airlines Co.	96,583
Apparel Manufacturers - 0.1%
300	Jones Apparel Group, Inc.	9,537
100	V. F. Corp.	6,792
		16,329
Appliances - 0.5%
956	Whirlpool Corp.	79,013
Applications Software - 1.1%
2,100	Citrix Systems, Inc.*	84,294
900	Intuit, Inc.*	54,351
2,300	Microsoft Corp.	53,590
		192,235
Audio and Video Products - 0.4%
800	Harman International Industries, Inc.	68,296
Automotive - Truck Parts and Equipment - Original - 0.9%
2,000	Johnson Controls, Inc.	164,440
Beverages - Non-Alcoholic - 0.9%
700	Coca-Cola Co.	30,114
200	Pepsi Bottling Group, Inc.	6,430
2,100	PepsiCo, Inc.	126,084
		162,628
Beverages - Wine and Spirits - 0.5%
1,300	Brown-Forman Corp. - Class B	92,885
Brewery - 0.1%
100	Anheuser-Busch Companies, Inc.	4,559
300	Molson Coors Brewing Co. - Class B	20,364
		24,923
Broadcast Services and Programming - 0%
100	Clear Channel Communications, Inc.	3,095
Casino Services - 0.4%
2,000	International Game Technology	75,880
Chemicals - Specialty - 0.2%
800	Ecolab, Inc.	32,464
100	Sigma-Aldrich Corp.	7,264
		39,728

Shares or Principal Amount		Value
Coal - 0.1%
300	CONSOL Energy, Inc.	$14,016
Coatings and Paint Products - 0.2%
600	Sherwin-Williams Co.	28,488
Commercial Banks - 1.4%
2,300	BB&T Corp.	95,657
300	Commerce Bancorp, Inc.	10,701
400	Compass Bancshares, Inc.	22,240
400	M&T Bank Corp.	47,168
300	Regions Financial Corp.	9,936
200	Synovus Financial Corp.	5,356
800	Zions Bancorporation*	62,352
		253,410
Commercial Services - 0.2%
1,800	Convergys Corp.*	35,100
Commercial Services - Finance - 1.8%
500	Equifax, Inc.	17,170
3,000	Moody's Corp.	163,380
3,500	Paychex, Inc.	136,430
		316,980
Computer Aided Design - 0.2%
1,000	Autodesk, Inc.*	34,460
Computer Services - 0.6%
100	Affiliated Computer Services, Inc. - Class A*	5,161
700	Computer Sciences Corp.*	33,908
2,600	Electronic Data Systems Corp.	62,556
		101,625
Computers - 1.6%
1,700	Apple Computer, Inc.*	97,104
4,800	Hewlett-Packard Co.	152,064
300	IBM Corp.	23,046
		272,214
Computers - Integrated Systems - 0.1%
500	NCR Corp.*	18,320
Computers - Memory Devices - 0.6%
200	Network Appliance, Inc.*	7,060
2,000	SanDisk Corp.*	101,960
		109,020
Consumer Products - Miscellaneous - 0.3%
800	Clorox Co.	48,776
Cosmetics and Toiletries - 2.4%
2,500	Colgate-Palmolive Co.	149,750
5,027	Procter & Gamble Co.	279,501
		429,251
Data Processing and Management - 1.2%
1,900	Automatic Data Processing, Inc.	86,165
2,100	First Data Corp.	94,584
600	Fiserv, Inc.*	27,216
		207,965
Distribution/Wholesale - 0.6%
900	Genuine Parts Co.	37,494
900	W.W. Grainger, Inc.	67,707
		105,201

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 5

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Diversified Operations - 2.4%
100	3M Co.	$8,077
500	Cooper Industries, Ltd. - Class A	46,460
100	Danaher Corp.	6,432
1,600	Dover Corp.	79,088
100	Eaton Corp.	7,540
5,300	General Electric Co.	174,688
100	Illinois Tool Works, Inc.	4,750
1,700	ITT Industries, Inc.	84,150
200	Parker Hannifin Corp.	15,520
		426,705
Drug Delivery Systems - 0.4%
1,800	Hospira, Inc.*	77,292
E-Commerce/Products - 0%
100	Amazon.com, Inc.*	3,868
E-Commerce/Services - 0%
100	eBay, Inc.*	2,929
Electric - Generation - 0.1%
900	AES Corp.*	16,605
Electric - Integrated - 4.0%
800	Allegheny Energy, Inc.*	29,656
100	Ameren Corp.	5,050
300	Consolidated Edison, Inc.	13,332
600	Dominion Resources, Inc.	44,874
3,500	Edison International	136,500
1,000	Exelon Corp.	56,830
2,000	FirstEnergy Corp.	108,420
2,400	PG&E Corp.	94,272
200	PPL Corp.	6,460
1,700	Public Service Enterprise Group, Inc.	112,404
200	Southern Co.	6,410
1,300	TXU Corp.	77,727
900	Xcel Energy, Inc.	17,262
		709,197
Electric Products - Miscellaneous - 0.6%
800	Emerson Electric Co.	67,048
1,100	Molex, Inc.	36,927
		103,975
Electronic Components - Miscellaneous - 0.4%
3,000	Jabil Circuit, Inc.	76,800
Electronic Components - Semiconductors - 1.4%
1,500	Advanced Micro Devices, Inc.*	36,630
1,950	Broadcom Corp. - Class A*	58,598
100	Freescale Semiconductor, Inc. - Class B*	2,940
1,900	Micron Technology, Inc.*	28,614
1,200	National Semiconductor Corp.	28,620
2,600	NVIDIA Corp.*	55,354
1,700	QLogic Corp.*	29,308
300	Texas Instruments, Inc.	9,087
		249,151
Electronic Measuring Instruments - 0.7%
3,200	Agilent Technologies, Inc.*	100,992
1,000	Tektronix, Inc.	29,420
		130,412
Electronics - Military - 0.1%
200	L-3 Communications Holdings, Inc.	15,084

Shares or Principal Amount		Value
Engineering - Research and Development Services - 0.1%
100	Fluor Corp.	$9,293
Engines - Internal Combustion - 0.5%
700	Cummins, Inc.	85,575
Enterprise Software/Services - 0.3%
1,300	BMC Software, Inc.*	31,070
976	Oracle Corp.*	14,142
		45,212
Fiduciary Banks - 2.2%
2,200	Bank of New York Company, Inc.	70,840
3,900	Mellon Financial Corp.	134,277
1,400	Northern Trust Corp.	77,420
1,900	State Street Corp.	110,371
		392,908
Finance - Commercial - 0.3%
1,000	CIT Group, Inc.	52,290
Finance - Consumer Loans - 0.6%
1,900	SLM Corp.	100,548
Finance - Credit Card - 0.2%
400	American Express Co.	21,288
100	Capital One Financial Corp.	8,545
		29,833
Finance - Investment Bankers/Brokers - 4.8%
200	Bear Stearns Companies, Inc.	28,016
4,800	Charles Schwab Corp.	76,704
2,700	Citigroup, Inc.	130,248
4,900	E*TRADE Financial Corp.*	111,818
900	Goldman Sachs Group, Inc.	135,387
1,700	JP Morgan Chase & Co.	71,400
2,600	Lehman Brothers Holdings, Inc.	169,391
1,400	Merrill Lynch & Company, Inc.	97,384
400	Morgan Stanley Co.	25,284
		845,632
Financial Guarantee Insurance - 0.3%
500	Ambac Financial Group, Inc.	40,550
200	MGIC Investment Corp.	13,000
		53,550
Food - Confectionary - 0.3%
1,225	Wm. Wrigley Jr. Co.	55,566
Food - Diversified - 0.8%
600	Campbell Soup Co.	22,266
200	ConAgra Foods, Inc.	4,422
500	General Mills, Inc.	25,830
800	H.J. Heinz Co.	32,976
600	Kellogg Co.	29,058
500	McCormick & Company, Inc.	16,775
		131,327
Food - Retail - 1.5%
5,900	Kroger Co.	128,974
4,400	Safeway, Inc.	114,400
200	Whole Foods Market, Inc.	12,928
		256,302
Food - Wholesale/Distribution - 0.1%
464	Supervalu, Inc.	14,245
Gas - Distribution - 0.3%
1,000	Sempra Energy Co.	45,480

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Gold Mining - 0.4%
1,300	Newmont Mining Corp.	$68,809
Health Care Cost Containment - 0.8%
3,000	McKesson Corp.	141,840
Home Decoration Products - 0.3%
2,000	Newell Rubbermaid, Inc.	51,660
Hotels and Motels - 0.1%
200	Starwood Hotels & Resorts Worldwide, Inc.	12,068
Human Resources - 0.8%
900	Monster Worldwide, Inc.*	38,394
2,500	Robert Half International, Inc.	105,000
		143,394
Industrial Automation and Robotics - 0.1%
200	Rockwell Automation, Inc.	14,402
Instruments - Controls - 0.5%
2,200	Thermo Electron Corp.*	79,728
Instruments - Scientific - 0.4%
1,700	Applera Corp. - Applied Biosystems Group	54,995
400	PerkinElmer, Inc.	8,360
		63,355
Insurance Brokers - 1.5%
5,400	Aon Corp.	188,028
2,600	Marsh & McLennan Companies, Inc.	69,914
		257,942
Investment Management and Advisory Services - 1.9%
1,700	Ameriprise Financial, Inc.	75,939
1,500	Federated Investors, Inc. - Class B	47,250
2,100	Franklin Resources, Inc.	182,301
200	Legg Mason, Inc.	19,904
400	T. Rowe Price Group, Inc.	15,124
		340,518
Life and Health Insurance - 2.5%
2,400	AFLAC, Inc.	111,240
800	CIGNA Corp.	78,808
558	Lincoln National Corp.	31,494
1,700	Principal Financial Group, Inc.	94,605
1,100	Prudential Financial, Inc.	85,470
600	Torchmark Corp.	36,432
200	UnumProvident Corp.	3,626
		441,675
Machinery - Construction and Mining - 0.2%
500	Caterpillar, Inc.	37,240
Medical - Biomedical and Genetic - 1.0%
1,900	Amgen, Inc.*	123,937
800	Millipore Corp.*	50,392
		174,329
Medical - Drugs - 2.9%
200	Bristol-Myers Squibb Co.	5,172
300	Eli Lilly and Co.	16,581
1,000	Forest Laboratories, Inc.*	38,690
3,900	King Pharmaceuticals, Inc.*	66,300
3,600	MedImmune, Inc.*	97,560
3,400	Merck & Company, Inc.	123,862
120	Pfizer, Inc.	2,816
1,600	Schering-Plough Corp.	30,448
2,800	Wyeth	124,348
		505,777

Shares or Principal Amount		Value
Medical - Generic Drugs - 0.7%
900	Barr Pharmaceuticals, Inc.*	$42,921
3,700	Mylan Laboratories, Inc.	74,000
200	Watson Pharmaceuticals, Inc.*	4,656
		121,577
Medical - HMO - 1.7%
1,600	Aetna, Inc.	63,888
1,050	Coventry Health Care, Inc.*	57,687
900	Humana, Inc.*	48,330
1,400	UnitedHealth Group, Inc.	62,692
900	WellPoint, Inc.*	65,493
		298,090
Medical - Hospitals - 0.1%
400	HCA, Inc.	17,260
Medical - Nursing Homes - 0.2%
800	Manor Care, Inc.	37,536
Medical - Wholesale Drug Distributors - 1.7%
3,400	AmerisourceBergen Corp.	142,528
2,300	Cardinal Health, Inc.	147,959
		290,487
Medical Information Systems - 0.1%
300	IMS Health, Inc.	8,055
Medical Instruments - 1.3%
551	Boston Scientific Corp.*	9,279
3,100	Medtronic, Inc.	145,452
2,100	St. Jude Medical, Inc.*	68,082
		222,813
Medical Labs and Testing Services - 0.3%
700	Laboratory Corporation of America Holdings*	43,561
200	Quest Diagnostics, Inc.	11,984
		55,545
Medical Products - 0.8%
1,500	Baxter International, Inc.	55,140
1,500	Johnson & Johnson	89,880
		145,020
Metal - Copper - 0.5%
1,000	Phelps Dodge Corp.	82,160
Metal - Diversified - 0.2%
500	Freeport-McMoRan Copper & Gold, Inc. - Class B	27,705
Motorcycle and Motor Scooter Manufacturing - 0%
100	Harley-Davidson, Inc.	5,489
Multi-Line Insurance - 2.9%
900	ACE, Ltd.	45,531
1,400	American International Group, Inc.	82,670
300	Cincinnati Financial Corp.	14,103
2,100	Genworth Financial, Inc. - Class A	73,164
100	Hartford Financial Services Group, Inc.	8,460
5,900	Loews Corp.	209,155
1,600	MetLife, Inc.	81,936
		515,019
Multimedia - 1.1%
200	E.W. Scripps Co. - Class A	8,628
1,400	McGraw-Hill Companies, Inc.	70,322
700	Meredith Corp.	34,678
2,100	News Corporation, Inc. - Class A	40,278
1,400	Time Warner, Inc.	24,220
600	Walt Disney Co.	18,000
		196,126

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Networking Products - 0.1%
700	Juniper Networks, Inc.*	$11,193
Non-Hazardous Waste Disposal - 0.4%
2,800	Allied Waste Industries, Inc.*	31,808
1,200	Waste Management, Inc.	43,056
		74,864
Oil - Field Services - 1.7%
1,000	Baker Hughes, Inc.	81,850
1,600	BJ Services Co.	59,616
500	Halliburton Co.	37,105
1,600	Schlumberger, Ltd. (U.S. Shares)	104,176
500	Weatherford International, Ltd*	24,810
		307,557
Oil and Gas Drilling - 0.2%
100	Nabors Industries, Ltd.*	3,379
500	Transocean, Inc.*	40,160
		43,539
Oil Companies - Exploration and Production - 1.0%
300	Anadarko Petroleum Corp.	14,307
300	Chesapeake Energy Corp.	9,075
200	Devon Energy Corp.	12,082
600	EOG Resources, Inc.	41,604
1,392	Kerr-McGee Corp.	96,535
		173,603
Oil Companies - Integrated - 2.0%
165	Chevron Corp.	10,240
1,903	ConocoPhillips	124,704
2,500	Exxon Mobil Corp.	153,374
100	Hess Corp.	5,285
770	Marathon Oil Corp.	64,141
		357,744
Oil Refining and Marketing - 0.5%
500	Sunoco, Inc.	34,645
900	Valero Energy Corp.	59,868
		94,513
Optical Supplies - 1.0%
1,700	Allergan, Inc.	182,342
Paper and Related Products - 0%
100	Temple-Inland, Inc.	4,287
Pharmacy Services - 2.0%
1,100	Caremark Rx, Inc.	54,857
2,500	Express Scripts, Inc. - Class A*	179,350
1,917	Medco Health Solutions, Inc.*	109,806
		344,013
Pipelines - 0.5%
800	Kinder Morgan, Inc.	79,912
Printing - Commercial - 0.3%
1,600	R.R. Donnelley & Sons Co.	51,120
Property and Casualty Insurance - 2.6%
1,300	Chubb Corp.	64,870
9,500	Progressive Corp.	244,245
500	SAFECO Corp.	28,175
2,700	St. Paul Travelers Companies, Inc.	120,366
		457,656
Publishing - Newspapers - 0.1%
500	Dow Jones & Company, Inc.	17,505

Shares or Principal Amount		Value
Quarrying - 0%
100	Vulcan Materials Co.	$7,800
REIT - Apartments - 0.8%
100	Apartment Investment & Management Co. - Class A	4,345
1,000	Archstone-Smith Trust, Inc.	50,870
1,900	Equity Residential Properties Trust	84,987
		140,202
REIT - Diversified - 0.1%
100	Vornado Realty Trust	9,755
REIT - Office Property - 0.1%
100	Boston Properties, Inc.	9,040
100	Equity Office Properties Trust	3,651
		12,691
REIT - Regional Malls - 0%
100	Simon Property Group, Inc.	8,294
REIT - Shopping Centers - 0%
200	Kimco Realty Corp.	7,298
REIT - Storage - 0%
100	Public Storage, Inc.	7,590
REIT - Warehouse and Industrial - 0.1%
300	ProLogis	15,636
Retail - Apparel and Shoe - 0%
100	Limited, Inc.	2,559
100	Nordstrom, Inc.	3,650
		6,209
Retail - Automobile - 0.1%
700	Auto Nation, Inc.*	15,008
Retail - Building Products - 0.1%
100	Home Depot, Inc.	3,579
200	Lowe's Companies, Inc.	12,134
		15,713
Retail - Consumer Electronics - 0.4%
200	Best Buy Company, Inc.	10,968
2,400	Circuit City Stores, Inc.	65,328
		76,296
Retail - Discount - 0.8%
600	Big Lots, Inc.*	10,248
1,500	Costco Wholesale Corp.	85,695
800	Dollar General Corp.	11,184
600	Target Corp.	29,322
		136,449
Retail - Drug Store - 0.2%
600	Walgreen Co.	26,904
Retail - Jewelry - 0.1%
700	Tiffany & Co.	23,114
Retail - Major Department Stores - 0.2%
500	J.C. Penney Company, Inc.	33,755
Retail - Office Supplies - 1.1%
4,500	Office Depot, Inc.*	171,000
500	OfficeMax, Inc.	20,375
200	Staples, Inc.	4,864
		196,239

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Retail - Regional Department Stores - 0.2%
504	Federated Department Stores, Inc.	$18,446
300	Kohl's Corp.*	17,736
		36,182
Retail - Restaurants - 1.7%
1,100	Darden Restaurants, Inc.	43,340
1,800	McDonald's Corp.	60,480
3,100	Starbucks Corp.*	117,056
1,000	Wendy's International, Inc.	58,290
400	Yum! Brands, Inc.	20,108
		299,274
Semiconductor Equipment - 0.1%
600	Applied Materials, Inc.	9,768
Steel - Producers - 0.3%
900	Nucor Corp.	48,825
Steel - Specialty - 0.3%
800	Allegheny Technologies, Inc.	55,392
Super-Regional Banks - 2.2%
3,476	Bank of America Corp.	167,196
400	Comerica, Inc.	20,796
200	KeyCorp	7,136
1,100	National City Corp.	39,809
1,100	PNC Bank Corp.	77,187
200	SunTrust Banks, Inc.	15,252
600	U.S. Bancorp	18,528
112	Wachovia Corp.	6,057
600	Wells Fargo & Co.	40,248
		392,209
Telecommunication Equipment - 0.4%
100	ADC Telecommunications, Inc.*	1,686
1,200	Avaya, Inc.*	13,704
3,800	Tellabs, Inc.*	50,578
		65,968
Telecommunication Equipment - Fiber Optics - 0.3%
2,500	Corning, Inc.*	60,475
Telecommunication Services - 0%
52	Embarq Corp.*	2,131
Telephone - Integrated - 2.0%
500	ALLTEL Corp.	31,915
5,657	AT&T, Inc.	157,773
1,400	BellSouth Corp.	50,680
1,800	CenturyTel, Inc.	66,870
2,200	Citizens Communications Co.	28,710
640	Sprint Nextel Corp.	12,794
300	Verizon Communications, Inc.	10,047
		358,789
Television - 0.3%
1,500	Univision Communications, Inc. - Class A*	50,250
Therapeutics - 0.6%
1,900	Gilead Sciences, Inc.*	112,404
Tobacco - 1.2%
1,800	Altria Group, Inc.	132,174
600	Reynolds American, Inc.	69,180
100	UST, Inc.	4,519
		205,873

Shares or Principal Amount		Value
Tools - Hand Held - 0.1%
400	Snap-On, Inc.	$16,168
100	Stanley Works	4,722
		20,890
Transportation - Railroad - 2.8%
2,200	Burlington Northern Santa Fe Corp.	174,350
800	CSX Corp.	56,352
2,000	Norfolk Southern Corp.	106,440
1,600	Union Pacific Corp.	148,736
		485,878
Transportation - Services - 1.2%
700	FedEx Corp.	81,802
800	Ryder System, Inc.	46,744
1,000	United Parcel Service, Inc. - Class B	82,330
		210,876
Travel Services - 0.1%
800	Sabre Group Holdings, Inc.	17,600
Web Portals/Internet Service Providers - 0.5%
200	Google, Inc. - Class A*	83,866
Wireless Equipment - 0.3%
600	Motorola, Inc.	12,090
1,200	QUALCOMM, Inc.	48,084
		60,174
Total Common Stock (cost $16,311,677)		17,428,497
Repurchase Agreement - 1.1%
$200,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $200,089 collateralized by $226,876 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $204,000 (cost $200,000)	200,000
Total Investments (total cost $16,511,677) – 100.2%		17,628,497
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%		(31,087)
Net Assets – 100%		$17,597,410

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$74,649	0.4%
Cayman Islands	85,691	0.5%
Netherlands	104,176	0.6%
United States††	17,363,981	98.5%
Total	$17,628,497	100.0%

††Includes Short-Term Securities (97.4% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
Assets:
Investments at cost	$16,512
Investments at value	$17,628
Cash	52
Receivables:
Investments sold	350
Portfolio shares sold	60
Dividends	18
Interest	–
Due from adviser	32
Other assets	–
Total Assets	18,140
Liabilities:
Payables:
Investments purchased	503
Portfolio shares repurchased	1
Advisory fees	7
Transfer agent fees and expenses	–
Distribution fees - Service Shares	4
Administrative services fees - Service Shares	1
Non-interested Trustees' fees and expenses	2
Accrued expenses	25
Total Liabilities	543
Net Assets	$17,597
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$15,382
Undistributed net investment income/(loss)*	(1)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,099
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,117
Total Net Assets	$17,597
Net Assets - Service Shares	$17,597
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,390
Net Asset Value Per Share	$12.66

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
Investment Income:
Interest	$7
Dividends	144
Total Investment Income	151
Expenses:
Advisory fees	49
Transfer agent fees and expenses	2
Custodian fees	18
Professional fees	12
Non-interested Trustees' fees and expenses	1
Distribution fees - Service Shares	25
Printing expenses	17
Proxy expenses	20
System fees	16
Administrative services fees - Service Shares	10
Other expenses	8
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	178
Expense and Fee Offset	–
Net Expenses	178
Less: Excess Expense Reimbursement	(35)
Net Expenses after Expense Reimbursement	143
Net Investment Income/(Loss)	8
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,122
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(910)
Net Gain/(Loss) on Investments	212
Net Increase/(Decrease) in Net Assets Resulting from Operations	$220

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$8	$80
Net realized gain/(loss) from investment and foreign currency transactions	1,122	2,585
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(910)	(679)
Net Increase/(Decrease) in Net Assets Resulting from Operations	220	1,986
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(9)	(53)
Net realized gain from investment transactions*
Service Shares	–	(3,103)
Tax return of capital*
Service Shares	–	(322)
Net Decrease from Dividends and Distributions	(9)	(3,478)
Capital Share Transactions:
Shares sold
Service Shares	11,200	8,966
Reinvested dividends and distributions
Service Shares	9	3,478
Shares repurchased
Service Shares	(13,577)	(11,878)
Net Increase/(Decrease) from Capital Share Transactions	(2,368)	566
Net Increase/(Decrease) in Net Assets	(2,157)	(926)
Net Assets:
Beginning of period	19,754	20,680
End of period	$17,597	$19,754
Undistributed net investment income/(loss)*	$(1)	$–

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Financial Highlights – Service Shares

For a share outstanding during the six month period ended June 30, 2006 (unaudited)	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
and through each fiscal year or period ended December 31	2006	2005	2004	2003(2)
Net Asset Value, Beginning of Period	$12.47	$13.60	$12.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02	– (3)
Net gain/(loss) on securities (both realized and unrealized)	.19	1.43	2.16	2.50
Total from Investment Operations	.20	1.47	2.18	2.50
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.01)	–
Distributions (from capital gains)*	–	(2.35)	(1.06)	(.01)
Tax return of capital*	–	(.21)	–	–
Total Distributions	(.01)	(2.60)	(1.07)	(.01)
Net Asset Value, End of Period	$12.66	$12.47	$13.60	$12.49
Total Return**	1.58%	10.92%	17.55%	24.99%
Net Assets, End of Period (in thousands)	$17,597	$19,754	$20,680	$11,337
Average Net Assets for the Period (in thousands)	$19,952	$19,174	$15,270	$8,414
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.35%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.34%	1.43%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	0.42%	0.14%	0%
Portfolio Turnover Rate***	177%	109%	84%	61%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*Non-income-producing security.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Core Portfolio (formerly named Janus Aspen Risk-Managed Core Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed all seed capital in the Portfolio on February 27, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The Portfolio may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Effective January 1, 2006, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH as of December 21, 2005. Effective February 1, 2006, Janus Capital owns approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the

16 Janus Aspen Series June 30, 2006

compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $18 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

A 2.00% redemption fee may be imposed on shares of the Portfolio held for three months or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$16,680,961	$1,527,506	$(579,970)	$947,536

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period June 30, 2006 (unaudited) and each fiscal year or period ended December 31	Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Core Portfolio(3)	1.80%	1.35%	1.43%	2.62%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(3)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Service Shares
Shares sold	862	646
Reinvested dividends and distributions	1	274
Shares repurchased	(1,058)	(856)
Net Increase(Decrease) in Portfolio Shares	(195)	64
Shares Outstanding, Beginning of Period	1,585	1,521
Shares Outstanding, End of Period	1,390	1,585

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$17,322,872	$19,557,908	$–	$–

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that

18 Janus Aspen Series June 30, 2006

Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

20 Janus Aspen Series June 30, 2006

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Sub-Advisory Agreement Re: Performance-Based Fees – Risk-Managed Core Portfolio

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve amendments to the current Sub-Advisory Agreement ("Proposed Amended Sub-Advisory Agreement") for Risk-Managed Core Portfolio and authorized the submission of the Proposed Amended Sub-Advisory Agreement to the Fund's shareholders for approval. Shareholders of the Fund approved the Proposed Amended Sub-Advisory Agreement at a Special Meeting of Shareholders held on December 29, 2005.

The Trustees determined that, if the fees paid by the Fund to JCM are to be performance-based, the fees paid by JCM to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed Amended Sub-Advisory Agreement, the Trustees considered the factors and reached the conclusions described above under "Performance-Based Advisory Fee Proposal – For Risk-Managed Core Portfolio."

In addition, in approving the Proposed Amended Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above.

22 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-718 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Schedule of Investments	16

Notes to Financial Statements	17

Additional Information	23

Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The portfolio management commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fee applicable to Service Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended June 30, 2006, Janus Aspen INTECH Risk-Managed Growth Portfolio - Service Shares lost 1.47%. This compares to a 0.93% loss posted by the Russell 1000® Growth Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Portfolio.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient Portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Growth Portfolio.

2 Janus Aspen Series June 30, 2006

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

General Electric Co. Diversified Operations	2.4%
Procter & Gamble Co. Cosmetics and Toiletries	2.0%
Microsoft Corp. Applications Software	1.6%
Chicago Mercantile Exchange Holdings, Inc. Finance - Other Services	1.5%
Allergan, Inc. Optical Supplies	1.3%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 3

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Aspen INTECH Risk-Managed Growth Portfolio – Service Shares	(1.47)%	5.69%		11.87%
Russell 1000® Growth Index	(0.93)%	6.12%		9.91%
Lipper Quartile	N/A	4	th	3	rd
Lipper Ranking based on total returns for Variable Annuity Mid-Cap Growth Funds	N/A**	103/134		76/106

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Without such waivers total returns would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective May 1, 2006, Janus Aspen Risk-Managed Growth Portfolio was renamed to Janus Aspen INTECH Risk-Managed Growth Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 2, 2003

**The fiscal year-to-date Lipper ranking for the Portfolio's Service Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$985.30	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

*Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

4 Janus Aspen Series June 30, 2006

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 99.5%
Advertising Agencies - 0.1%
100	Omnicom Group, Inc.	$8,909
Advertising Sales - 0.3%
500	Lamar Advertising Co.*	26,930
Advertising Services - 0%
48	R.H. Donnelley Corp.*	2,595
Aerospace and Defense - 1.0%
700	Boeing Co.	57,337
300	Lockheed Martin Corp.	21,522
200	Raytheon Co.	8,914
200	Rockwell Collins, Inc.	11,174
		98,947
Aerospace and Defense - Equipment - 0.3%
100	B.F. Goodrich Co.	4,029
400	United Technologies Corp.	25,368
		29,397
Airlines - 1.1%
1,000	AMR Corp.*	25,420
1,600	JetBlue Airways Corp.*	19,424
3,900	Southwest Airlines Co.	63,843
		108,687
Apparel Manufacturers - 0.1%
200	Polo Ralph Lauren Corp.	10,980
Applications Software - 2.6%
600	Citrix Systems, Inc.*	24,084
600	Intuit, Inc.*	36,234
6,800	Microsoft Corp.	158,440
1,500	Red Hat, Inc.*	35,100
		253,858
Audio and Video Products - 0.6%
700	Harman International Industries, Inc.	59,759
Automotive - Medium and Heavy Duty Trucks - 0.1%
300	Oshkosh Truck Corp.	14,256
Automotive - Truck Parts and Equipment - Original - 0.6%
200	Borg-Warner Automotive, Inc.	13,020
500	Johnson Controls, Inc.	41,110
		54,130
Beverages - Non-Alcoholic - 1.1%
500	Coca-Cola Co.	21,510
1,400	PepsiCo, Inc.	84,056
		105,566
Beverages - Wine and Spirits - 0.6%
800	Brown-Forman Corp. - Class B	57,160
Brewery - 0%
100	Anheuser-Busch Companies, Inc.	4,559
Broadcast Services and Programming - 0.3%
100	Clear Channel Communications, Inc.	3,095
1,100	Liberty Global, Inc. - Class A*	23,650
		26,745
Cable Television - 0.4%
200	Cablevision Systems New York Group - Class A*	4,290
100	Comcast Corp. - Class A*	3,274
2,100	DIRECTV Group, Inc.*	34,650
		42,214

Shares or Principal Amount		Value
Casino Services - 0.4%
900	International Game Technology	$34,146
100	Scientific Games Corp. - Class A*	3,562
		37,708
Cellular Telecommunications - 0.2%
300	N.I.I. Holdings, Inc.*	16,914
Chemicals - Specialty - 0.2%
100	Cabot Corp.	3,452
300	Ecolab, Inc.	12,174
		15,626
Coal - 0.6%
700	Arch Coal, Inc.	29,659
400	CONSOL Energy, Inc.	18,688
200	Peabody Energy Corp.	11,150
		59,497
Coatings and Paint Products - 0%
100	Sherwin-Williams Co.	4,748
Commercial Banks - 1.0%
200	Commerce Bancorp, Inc.	7,134
100	Cullen/Frost Bankers, Inc.	5,730
900	East West Bancorp, Inc.	34,119
200	Synovus Financial Corp.	5,356
1,400	TCF Financial Corp.	37,030
100	TD Banknorth, Inc.	2,945
		92,314
Commercial Services - 1.6%
600	Alliance Data Systems Corp.*	35,292
1,000	ChoicePoint, Inc.*	41,770
1,700	Iron Mountain, Inc.*	63,546
200	ServiceMaster Co.	2,066
200	Weight Watchers International, Inc.	8,178
		150,852
Commercial Services - Finance - 1.9%
200	Equifax, Inc.	6,868
2,000	Moody's Corp.	108,920
1,800	Paychex, Inc.	70,164
		185,952
Computer Aided Design - 0.2%
500	Autodesk, Inc.*	17,230
Computer Services - 1.3%
200	Affiliated Computer Services, Inc. - Class A*	10,322
1,200	Ceridian Corp.*	29,328
900	DST Systems, Inc.*	53,550
1,500	Electronic Data Systems Corp.	36,090
		129,290
Computers - 0.8%
900	Apple Computer, Inc.*	51,408
400	IBM Corp.	30,728
		82,136
Computers - Integrated Systems - 0%
100	NCR Corp.*	3,664
Computers - Memory Devices - 0.6%
200	Network Appliance, Inc.*	7,060
900	SanDisk Corp.*	45,882
100	Western Digital Corp.*	1,981
		54,923

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 5

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Consulting Services - 0.6%
600	Corporate Executive Board Co.	$60,120
Consumer Products - Miscellaneous - 0%
100	Scotts Miracle-Gro Co. - Class A	4,232
Cosmetics and Toiletries - 2.9%
1,500	Colgate-Palmolive Co.	89,850
3,442	Procter & Gamble Co.	191,375
		281,225
Data Processing and Management - 2.6%
900	Automatic Data Processing, Inc.	40,815
100	Dun & Bradstreet Corp.*	6,968
500	Fair Issac Corp.	18,155
1,200	Fidelity National Information Services, Inc.	42,480
1,500	First Data Corp.	67,560
300	Fiserv, Inc.*	13,608
1,000	Global Payments, Inc.	48,550
200	SEI Investments Co.	9,776
		247,912
Diagnostic Kits - 0.4%
100	Dade Behring Holdings, Inc.	4,164
400	IDEXX Laboratories, Inc.*	30,052
		34,216
Dialysis Centers - 0%
50	Davita, Inc.*	2,485
Distribution/Wholesale - 1.1%
1,600	Fastenal Co.	64,464
800	Ingram Micro, Inc. - Class A*	14,504
200	Tech Data Corp.*	7,662
200	W.W. Grainger, Inc.	15,046
		101,676
Diversified Operations - 4.6%
600	Brink's Co.	33,846
200	Danaher Corp.	12,864
1,300	Dover Corp.	64,259
100	Eaton Corp.	7,540
7,100	General Electric Co.	234,015
100	Illinois Tool Works, Inc.	4,750
1,100	ITT Industries, Inc.	54,450
400	Parker Hannifin Corp.	31,040
		442,764
Diversified Operations - Commercial Services - 0.2%
500	ARAMARK Corp.- Class B	16,555
Drug Delivery Systems - 0.4%
900	Hospira, Inc.*	38,646
E-Commerce/Products - 0.1%
300	Amazon.com, Inc.*	11,604
E-Commerce/Services - 0.4%
700	eBay, Inc.*	20,503
600	Expedia, Inc.*	8,982
300	IAC/InterActiveCorp*	7,947
		37,432
Electric - Generation - 0%
200	AES Corp.*	3,690
Electric - Integrated - 0.1%
200	TXU Corp.	11,958

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 0.9%
700	Emerson Electric Co.	$58,667
900	Molex, Inc.	30,213
		88,880
Electronic Components - Miscellaneous - 0.2%
900	Jabil Circuit, Inc.	23,040
Electronic Components - Semiconductors - 1.6%
100	Advanced Micro Devices, Inc.*	2,442
1,100	Agere Systems, Inc.*	16,170
800	Broadcom Corp. - Class A*	24,040
300	Intel Corp.	5,685
1,000	Intersil Corp. - Class A	23,250
200	MEMC Electronic Materials, Inc.*	7,500
100	Microchip Technology, Inc.	3,355
1,500	Micron Technology, Inc.*	22,590
600	National Semiconductor Corp.	14,310
100	NVIDIA Corp.*	2,129
1,500	QLogic Corp.*	25,860
100	Texas Instruments, Inc.	3,029
		150,360
Electronic Connectors - 0.1%
200	Thomas & Betts Corp.*	10,260
Electronic Design Automation - 0.1%
600	Cadence Design Systems, Inc.*	10,290
200	Synopsys, Inc.*	3,754
		14,044
Electronic Forms - 0.2%
680	Adobe Systems, Inc.*	20,645
Electronic Measuring Instruments - 0.9%
2,100	Agilent Technologies, Inc.*	66,276
400	National Instruments Corp.	10,960
300	Tektronix, Inc.	8,826
		86,062
Electronics - Military - 0.1%
100	L-3 Communications Holdings, Inc.	7,542
Engineering - Research and Development Services - 0.1%
100	Jacobs Engineering Group, Inc.*	7,964
Engines - Internal Combustion - 0.5%
400	Cummins, Inc.	48,900
Enterprise Software/Services - 0.1%
400	BMC Software, Inc.*	9,560
157	Oracle Corp.*	2,275
		11,835
Fiduciary Banks - 1.2%
500	Mellon Financial Corp.	17,215
1,000	Northern Trust Corp.	55,300
800	State Street Corp.	46,472
		118,987
Filtration and Separations Products - 0%
100	Donaldson Company, Inc.	3,387
Finance - Consumer Loans - 0.6%
1,100	SLM Corp.	58,212
Finance - Credit Card - 0.3%
300	American Express Co.	15,966
100	Capital One Financial Corp.	8,545
		24,511

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 1.9%
3,100	Charles Schwab Corp.	$49,538
500	Goldman Sachs Group, Inc.	75,215
400	Morgan Stanley Co.	25,284
2,000	TD Ameritrade Holding Corp.*	29,620
		179,657
Finance - Other Services - 1.5%
300	Chicago Mercantile Exchange Holdings, Inc.	147,345
Financial Guarantee Insurance - 0.3%
300	Ambac Financial Group, Inc.	24,330
Food - Confectionary - 0.4%
750	Wm. Wrigley Jr. Co.	34,020
Food - Diversified - 0.4%
100	Campbell Soup Co.	3,711
100	General Mills, Inc.	5,166
400	H.J. Heinz Co.	16,488
300	Kellogg Co.	14,529
100	McCormick & Company, Inc.	3,355
		43,249
Food - Retail - 0.5%
700	Whole Foods Market, Inc.	45,248
Hazardous Waste Disposal - 0.5%
700	Stericycle, Inc.*	45,570
Health Care Cost Containment - 0.8%
1,700	McKesson Corp.	80,376
Home Decoration Products - 0.1%
200	Newell Rubbermaid, Inc.	5,166
Hospital Beds and Equipment - 0.1%
200	Kinetic Concepts, Inc.*	8,830
Hotels and Motels - 0.1%
200	Choice Hotels International, Inc.	12,120
Human Resources - 1.2%
300	Manpower, Inc.	19,380
100	Monster Worldwide, Inc.*	4,266
2,200	Robert Half International, Inc.	92,400
		116,046
Industrial Automation and Robotics - 0.1%
200	Rockwell Automation, Inc.	14,402
Instruments - Controls - 0.5%
300	Mettler-Toledo International, Inc.*	18,171
800	Thermo Electron Corp.*	28,992
		47,163
Insurance Brokers - 0.8%
800	Arthur J. Gallagher & Co.	20,272
1,700	Brown & Brown, Inc.	49,674
100	Erie Indemnity Co. - Class A	5,200
		75,146
Internet Infrastructure Software - 0.4%
1,000	Akamai Technologies, Inc.*	36,190
Internet Security - 0%
100	Symantec Corp.*	1,554

Shares or Principal Amount		Value
Investment Management and Advisory Services - 4.0%
200	Affiliated Managers Group, Inc.*	$17,378
1,300	Ameriprise Financial, Inc.	58,071
300	BlackRock, Inc.	41,751
500	Eaton Vance Corp.	12,480
1,300	Federated Investors, Inc. - Class B	40,950
900	Franklin Resources, Inc.	78,129
950	Legg Mason, Inc.	94,543
700	Nuveen Investments - Class A	30,135
400	T. Rowe Price Group, Inc.	15,124
		388,561
Life and Health Insurance - 1.1%
1,800	AFLAC, Inc.	83,430
300	Prudential Financial, Inc.	23,310
		106,740
Lottery Services - 0.6%
1,700	GTECH Holdings Corp.	59,126
Machinery - Construction and Mining - 0.3%
400	Caterpillar, Inc.	29,792
Machinery - Pumps - 0%
100	Graco, Inc.	4,598
Medical - Biomedical and Genetic - 3.2%
1,435	Amgen, Inc.*	93,605
1,500	Celgene Corp.*	71,145
1,100	Genentech, Inc.*	89,980
100	Millennium Pharmaceuticals, Inc.*	997
700	Millipore Corp.*	44,093
700	PDL BioPharma, Inc.*	12,887
		312,707
Medical - Drugs - 3.6%
400	Cephalon, Inc.*	24,040
200	Eli Lilly and Co.	11,054
400	Endo Pharmaceuticals Holdings, Inc.*	13,192
700	Forest Laboratories, Inc.*	27,083
2,800	MedImmune, Inc.*	75,880
2,400	Merck & Company, Inc.	87,432
2,800	Schering-Plough Corp.	53,284
1,200	Wyeth	53,292
		345,257
Medical - Generic Drugs - 0.8%
1,200	Barr Pharmaceuticals, Inc.*	57,228
1,000	Mylan Laboratories, Inc.	20,000
		77,228
Medical - HMO - 2.5%
100	Aetna, Inc.	3,993
375	Coventry Health Care, Inc.*	20,603
1,000	Health Net, Inc.*	45,170
300	Humana, Inc.*	16,110
200	Sierra Health Services, Inc.*	9,006
2,460	UnitedHealth Group, Inc.	110,159
555	WellPoint, Inc.*	40,387
		245,428
Medical - Hospitals - 0.1%
100	Community Health Care Corp.*	3,675
100	HCA, Inc.	4,315
		7,990

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Medical - Nursing Homes - 0.2%
500	Manor Care, Inc.	$23,460
Medical - Outpatient and Home Medical Care - 0%
100	Lincare Holdings, Inc.*	3,784
Medical - Wholesale Drug Distributors - 0.7%
1,000	Cardinal Health, Inc.	64,330
Medical Information Systems - 0.1%
300	Cerner Corp.*	11,133
100	IMS Health, Inc.	2,685
		13,818
Medical Instruments - 1.4%
103	Boston Scientific Corp.*	1,735
1,400	Medtronic, Inc.	65,688
1,000	St. Jude Medical, Inc.*	32,420
600	Techne Corp.*	30,552
		130,395
Medical Labs and Testing Services - 0.4%
100	Covance, Inc.*	6,122
400	Laboratory Corporation of America Holdings*	24,892
100	Quest Diagnostics, Inc.	5,992
		37,006
Medical Products - 1.3%
1,000	Baxter International, Inc.	36,760
200	Henry Schein, Inc.*	9,346
1,100	Johnson & Johnson	65,912
200	Varian Medical Systems, Inc.*	9,470
		121,488
Metal - Copper - 0.6%
600	Phelps Dodge Corp.	49,296
100	Southern Copper Corp.	8,913
		58,209
Metal - Diversified - 0.2%
300	Freeport-McMoRan Copper & Gold, Inc. - Class B	16,623
Metal Processors and Fabricators - 0.4%
600	Precision Castparts Corp.	35,856
Motorcycle and Motor Scooter Manufacturing - 0.1%
200	Harley-Davidson, Inc.	10,978
Multi-Line Insurance - 0.8%
1,000	American International Group, Inc.	59,050
500	HCC Insurance Holdings, Inc.	14,720
		73,770
Multimedia - 1.4%
100	E.W. Scripps Co. - Class A	4,314
900	McGraw-Hill Companies, Inc.	45,207
700	Meredith Corp.	34,678
1,100	News Corporation, Inc. - Class A	21,098
900	Time Warner, Inc.	15,570
530	Walt Disney Co.	15,900
		136,767
Networking Products - 0%
200	Cisco Systems, Inc.*	3,906
Non-Hazardous Waste Disposal - 0.2%
300	Allied Waste Industries, Inc.*	3,408
500	Waste Management, Inc.	17,940
		21,348

Shares or Principal Amount		Value
Office Furnishings - Original - 0.3%
700	HNI Corp.	$31,745
Oil - Field Services - 1.3%
700	Baker Hughes, Inc.	57,295
1,300	BJ Services Co.	48,438
200	Halliburton Co.	14,842
		120,575
Oil and Gas Drilling - 0%
100	Pride International, Inc.*	3,123
Oil Companies - Exploration and Production - 0.7%
500	Chesapeake Energy Corp.	15,125
400	EOG Resources, Inc.	27,736
100	Newfield Exploration Co.*	4,894
500	Southwestern Energy Co.*	15,580
121	XTO Energy, Inc.	5,357
		68,692
Oil Field Machinery and Equipment - 0.8%
700	Cameron International Corp.*	33,439
400	FMC Technologies, Inc.*	26,984
300	Grant Prideco, Inc.*	13,425
		73,848
Oil Refining and Marketing - 0.2%
300	Sunoco, Inc.	20,787
Optical Supplies - 1.3%
1,146	Allergan, Inc.	122,920
Pharmacy Services - 2.4%
641	Caremark Rx, Inc.	31,967
1,700	Express Scripts, Inc. - Class A*	121,958
1,025	Medco Health Solutions, Inc.*	58,712
300	Omnicare, Inc.	14,226
		226,863
Pipelines - 1.1%
1,100	Equitable Resources, Inc.	36,850
400	Kinder Morgan, Inc.	39,956
100	Questar Corp.	8,049
300	Western Gas Resources, Inc.	17,955
		102,810
Property and Casualty Insurance - 1.1%
3,700	Progressive Corp.	95,127
350	W. R. Berkley Corp.	11,946
		107,073
Publishing - Books - 0.1%
300	John Wiley & Sons, Inc. - Class A	9,960
Publishing - Newspapers - 0.2%
600	Dow Jones & Company, Inc.	21,006
Real Estate Management/Services - 0.6%
2,200	CB Richard Ellis Group, Inc.*	54,780
Real Estate Operating/Development - 0.5%
900	Forest City Enterprises, Inc. - Class A	44,919
REIT - Hotels - 0.1%
361	Host Marriott Corp.	7,895
REIT - Mortgages - 0.2%
1,000	CapitalSource, Inc.	23,460
REIT - Regional Malls - 0%
100	General Growth Properties, Inc.	4,506

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
REIT - Shopping Centers - 0.1%
100	Federal Realty Investment Trust	$7,000
REIT - Warehouse and Industrial - 0.1%
100	ProLogis	5,212
Rental Auto/Equipment - 0.1%
400	Rent-A-Center, Inc.*	9,944
Research and Development - 0.4%
1,000	Pharmaceutical Product Development, Inc.	35,120
Respiratory Products - 0.6%
1,000	ResMed, Inc.*	46,950
200	Respironics, Inc.*	6,844
		53,794
Retail - Apparel and Shoe - 0.5%
100	AnnTaylor Stores Corp.*	4,338
100	Chico's FAS, Inc.*	2,698
1,400	Claire's Stores, Inc.	35,714
100	Foot Locker, Inc.	2,449
100	Limited, Inc.	2,559
100	Ross Stores, Inc.	2,805
		50,563
Retail - Auto Parts - 0.2%
400	Advance Auto Parts, Inc.	11,560
100	O'Reilly Automotive, Inc.*	3,119
		14,679
Retail - Building Products - 0.3%
200	Home Depot, Inc.	7,158
300	Lowe's Companies, Inc.	18,201
		25,359
Retail - Catalog Shopping - 0.4%
800	MSC Industrial Direct Company, Inc. - Class A	38,056
Retail - Consumer Electronics - 0.5%
300	Best Buy Company, Inc.	16,452
1,100	Circuit City Stores, Inc.	29,942
		46,394
Retail - Discount - 0.9%
500	Costco Wholesale Corp.	28,565
800	Dollar General Corp.	11,184
700	Dollar Tree Stores, Inc.*	18,550
200	Family Dollar Stores, Inc.	4,886
400	Target Corp.	19,548
		82,733
Retail - Drug Store - 0.1%
200	Walgreen Co.	8,968
Retail - Jewelry - 0.2%
500	Tiffany & Co.	16,510
Retail - Regional Department Stores - 0.2%
400	Kohl's Corp.*	23,648
Retail - Restaurants - 0.8%
300	Brinker International, Inc.	10,890
400	Darden Restaurants, Inc.	15,760
200	Sonic Corp.*	4,158
1,000	Starbucks Corp.*	37,760
100	Wendy's International, Inc.	5,829
100	Yum! Brands, Inc.	5,027
		79,424

Shares or Principal Amount		Value
Savings/Loan/Thrifts - 0.6%
3,800	Hudson City Bancorp, Inc.	$50,654
100	People's Bank	3,285
		53,939
Schools - 0.4%
100	Career Education Corp.*	2,989
500	ITT Educational Services, Inc.*	32,905
100	Laureate Education, Inc.*	4,263
		40,157
Semiconductor Equipment - 0.6%
900	Applied Materials, Inc.	14,652
100	KLA-Tencor Corp.	4,157
800	Lam Research Corp.*	37,296
		56,105
Steel - Specialty - 0.1%
100	Allegheny Technologies, Inc.	6,924
Super-Regional Banks - 0.1%
200	Wells Fargo & Co.	13,416
Telecommunication Equipment - 0.3%
1,100	Avaya, Inc.*	12,562
400	Harris Corp.	16,604
		29,166
Telecommunication Equipment - Fiber Optics - 0.2%
700	Corning, Inc.*	16,933
Telecommunication Services - 0%
6	Embarq Corp.*	246
Telephone - Integrated - 0.2%
231	ALLTEL Corp.	14,744
133	Sprint Nextel Corp.	2,659
		17,403
Television - 0.2%
700	Univision Communications, Inc. - Class A*	23,450
Therapeutics - 0.9%
1,100	Gilead Sciences, Inc.*	65,076
600	ImClone Systems, Inc.*	23,184
		88,260
Tobacco - 1.1%
1,400	Altria Group, Inc.	102,802
Transportation - Railroad - 0.5%
900	Norfolk Southern Corp.	47,898
Transportation - Services - 3.4%
2,100	C.H. Robinson Worldwide, Inc.	111,930
1,300	Expeditors International of Washington, Inc.	72,813
500	FedEx Corp.	58,430
300	Ryder System, Inc.	17,529
800	United Parcel Service, Inc. - Class B	65,864
		326,566
Transportation - Truck - 0.6%
600	Con-Way, Inc.	34,758
200	J.B. Hunt Transport Services, Inc.	4,982
300	Landstar System, Inc.	14,169
		53,909

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 9

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Veterinary Diagnostics - 0.4%
1,100	VCA Antech, Inc.*	$35,123
Wireless Equipment - 1.7%
1,430	American Tower Corp. - Class A*	44,502
1,900	Crown Castle International Corp.*	65,626
600	Motorola, Inc.	12,090
1,000	QUALCOMM, Inc.	40,070
		162,288
Total Investments (total cost $8,969,897) – 99.5%		9,587,218
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		46,620
Net Assets – 100%		$9,633,838

Summary of Investments by Country

Country	Value	% of Investment Securities
United States	$9,587,218	100.0%
Total	$9,587,218	100.0%

See Notes to Schedule of Investments and Financial Statements.

10 Janus Aspen Series June 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
Assets:
Investments at cost	$8,970
Investments at value	$9,587
Cash	99
Receivables:
Investments sold	230
Dividends	8
Due from adviser	16
Other assets	–
Total Assets	9,940
Liabilities:
Payables:
Investments purchased	270
Advisory fees	4
Transfer agent fees and expenses	–
Distribution fees – Service Shares	2
Administrative services fees - Service Shares	1
Non-interested Trustees' fees and expenses	2
Accrued expenses	27
Total Liabilities	306
Net Assets	$9,634
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$8,590
Undistributed net investment income/(loss)*	(11)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	438
Unrealized appreciation/(depreciation) of investments and foreign currency translations	617
Total Net Assets	$9,634
Net Assets – Service Shares	$9,634
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	847
Net Asset Value Per Share	$11.38

    *See Note 3 in Notes to Financial Statements.

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
Investment Income:
Dividends	$66
Total Investment Income	66
Expenses:
Advisory fees	27
Transfer agent expenses	2
Custodian fees	11
Professional fees	12
Non-interested Trustees' fees and expenses	1
Distribution fees – Service Shares	13
Administrative services fees - Service Shares	5
System fees	16
Legal fees	5
Printing fees	13
Proxy fees	5
Other expenses	2
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	112
Expense and Fee Offset	–
Net Expenses	112
Less: Excess Expense Reimbursement	(35)
Net Expenses After Reimbursement	77
Net Investment Income/(Loss)	(11)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	451
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(559)
Net Realized and Unrealized Gain/(Loss) on Investments	(108)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(119)

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(11)	$(57)
Net realized gain/(loss) from investment transactions	451	985
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(559)	(207)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(119)	721
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain from investment transactions*
Service Shares	–	(1,156)
Tax return of capital*
Service Shares	–	(93)
Net Decrease from Dividends and Distributions	–	(1,249)
Capital Share Transactions:
Shares sold
Service Shares	–	–
Reinvested dividends and distributions
Service Shares	–	1,249
Shares repurchased
Service Shares	(1,500)	–
Net Increase/(Decrease) from Capital Share Transactions	(1,500)	1,249
Net Increase/(Decrease) in Net Assets	(1,619)	721
Net Assets:
Beginning of period	11,253	10,532
End of period	$9,634	$11,253
Undistributed net investment income/(loss)*	$(11)	$–

*See Note 3 in Notes to Financial Statements.

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Financial Highlights - Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
and through each fiscal year or period ended December 31	2006	2005	2004	2003(2)
Net Asset Value, Beginning of Period	$11.55	$12.14	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	– (3)	– (3)	– (3)
Net gain/(loss) on securities (both realized and unrealized)	(.16)	.83	1.48	2.54
Total from Investment Operations	(.17)	.83	1.48	2.54
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	(1.32)	(1.78)	(.10)
Tax return of capital*	–	(.10)	–	–
Total Distributions	–	(1.42)	(1.78)	(.10)
Net Asset Value, End of Period	$11.38	$11.55	$12.14	$12.44
Total Return**	(1.47)%	6.89%	12.00%	25.38%
Net Assets, End of Period (in thousands)	$9,634	$11,253	$10,532	$9,401
Average Net Assets for the Period (in thousands)	$10,744	$10,600	$9,724	$8,135
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.45%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.45%	1.42%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	(0.54)%	(0.34)%	(0.67)%
Portfolio Turnover Rate***	124%	126%	110%	65%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

  (2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

  (3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

  (4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

14 Janus Aspen Series June 30, 2006

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-then-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

REIT	Real Estate Investment Trust

  *  Non-income-producing security.

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Growth Portfolio (formerly named Janus Aspen Risk-Managed Growth Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed $1,500,000 of seed capital on April 11, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The Portfolio may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

16 Janus Aspen Series June 30, 2006

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH as of December 21, 2005. Effective February 1, 2006, Janus Capital will own approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $10 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

A 2.00% redemption fee may be imposed on shares of the Portfolio held for three months or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$8,990,811	$908,701	$(312,294)	$596,407

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period June 30, 2006 (unaudited) and each fiscal year or period ended December 31	Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Growth Portfolio(3)	2.11%	1.68%	1.73%	2.58%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers  and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(3)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

18 Janus Aspen Series June 30, 2006

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Service Shares:
Shares sold	–	–
Reinvested dividends and distributions	–	107
Shares repurchased	(128)	–
Net Increase/(Decrease) in Portfolio Shares	(128)	107
Shares Outstanding, Beginning of Period	975	868
Shares Outstanding, End of Period	847	975

(1) Formerly named Janus Aspen Risk-Managed Growth Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$6,562,168	$8,075,644	$–	$–

(1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series June 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

22 Janus Aspen Series June 30, 2006

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

24 Janus Aspen Series June 30, 2006

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolios distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-717 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen International Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen International Growth Portfolio
(unaudited)

Portfolio Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

For the six months ended June 30, 2006, Janus Aspen International Growth Portfolio's Institutional Shares, Service Shares and Service II Shares returned 18.11%, 18.01% and 18.05%, respectively, outperforming the Portfolio's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, and its secondary benchmarks, the MSCI EAFE® Growth Index and the MSCI All Country World ex-U.S. IndexSM, which gained 10.16%, 9.29% and 9.68%, respectively.

Portfolio performance benefited from solid stock selection, particularly in the consumer services, computer software and services and materials sectors. The Portfolio was also rewarded by its sizable stakes in emerging markets such as India and Brazil.

The international investment climate was volatile during the period, although many of the world's largest economies continued to grow at a solid pace. Higher interest rates and rising energy prices combined with inflationary fears to send a chill through the global financial markets late in the period. The resulting drop in equities hit emerging markets and commodities markets especially hard.

The MSCI BRIC Index – comprised of shares from Brazil, Russia, India and China – endured a modest loss in the second quarter to finish the period up 20.61%, but the broader MSCI Emerging Market Index slipped 4.69% during the second quarter to end up 7.33%. Shares in more established European markets continued to perform well, despite elevated energy costs and credit tightening by the European Central Bank

Inflation remained a concern, especially as geopolitical tensions in the Mideast and North Korea pushed crude oil prices near historic highs. Monetary tightening continued around the globe with the U.S. Federal Reserve boosting its rate by 100 basis points during the period to 5.25%. The European Central Bank raised its key interest rate by 50 basis points during the period, to 2.75%. Longer-term interest rates moved generally higher, but growing wariness of slowdowns in economic growth limited upward momentum.

Investment Strategy

While the Portfolio strategy remained relatively unchanged, the Portfolio experienced some natural turnover as we identified new investment opportunities and sold off stocks that either reached our price targets or lost our fullest confidence.

Strong Performers Included Gaming, Sugar and Indian Stocks

Hong Kong-based casino developer Melco International Development led the Portfolio's gainers amid continued optimism about the development of China's Macau territory. We believe that Macau is poised to become the Las Vegas of Asia and that Melco is uniquely positioned to capitalize on this growth.

Brazilian sugar cane producer Cosan advanced as optimism over the sugar industry endured a sharp fall in commodity prices. Worldwide demand growth for sugar has been strong, driven in part by growth in the ethanol market. Also, we believe low global inventory levels and the reduction in European Union sugar subsidies should tighten the global supply/demand balance for sugar. Given this backdrop, we're optimistic about the prospects for sugar prices and believe Cosan possesses a strong competitive advantage and aggressive expansion plan.

The Portfolio maintained a significant above-market weighting in Indian shares, many of which have delivered impressive performance. One standout was Tata Steel. While the company has benefited from firm pricing within the commodity markets, we believe it is positioned to be profitable even if steel prices fall, given its access to low-cost iron ore and coal. Meanwhile, steel demand in India is accelerating rapidly, and Tata Steel is shifting production to more value-added, higher margin grades of steel. The company plans to triple capacity over the next five years. Given its advantageous cost structure, we believe that Tata Steel is positioned to generate high returns on its capacity expansion.

Reliance Industries of India also lifted returns. The industrial conglomerate's refining and petrochemical businesses have performed well, and we're excited about its plans to enter the undeveloped retail industry in India. We also see potential in its recently announced plans to develop special economic zones in India.

2 Janus Aspen Series June 30, 2006

(unaudited)

Agriculture and Technology Companies Weighed on Performance

Sugar cane producer Balrampur Chini Mills of India – a new holding – did not fare as well as Cosan. Falling commodity prices, indications that the Indian government was considering regulating the country's sugar industry and a quarterly earnings shortfall that resulted from seasonal issues all worked against the stock.

Another detractor was soybean processor and fertilizer manufacturer Bunge, also a new holding. The company reported a 41% drop in its first-quarter profits and later revised its full-year guidance downward. Weak results in its Latin American operations were a key factor in the poor results. However, we believe Bunge is well-positioned to benefit from soybean production growth in Brazil and general global demand growth for agricultural products.

Our stake in Israeli security software firm Check Point Software Technologies also weighed on performance. Check Point reported disappointing first-quarter financial results, which reflected weaker-than-expected growth in new product revenues. Believing better opportunities exist elsewhere, we significantly trimmed our exposure.

Investment Strategy and Outlook

Looking ahead, we believe that the global economy is still relatively healthy, despite uncertainty over higher energy prices, rising interest rates and inflationary pressures. A slight increase in inflation, higher interest rates, and a slowdown in the U.S. economy do represent near-term headwinds. However, we continue to believe that most of the companies in the Portfolio still have strong medium- to long-term growth prospects.

We recognize that markets can be volatile in the short-term, but we believe that taking a long-term investment approach is the best way to deliver strong, long-term returns to our shareholders.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Janus Aspen International Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Melco International Development, Ltd. Holding company - China	2.03%
Cosan S.A. Industria e Comercio Food and beverage producer and distributor - Brazil	1.71%
Tata Steel, Ltd. Steel company - India	1.33%
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	1.18%
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	1.15%

5 Largest Detractors from Performance – Holdings

Contribution
Balrampur Chini Mills, Ltd. Sugar producer - India	(0.31)%
Bunge, Ltd. Online travel services provider - U.S.	(0.30)%
Punjab National Bank, Ltd. Commercial bank - India	(0.28)%
Chaoda Modern Agriculture Holdings, Ltd. Agricultural operator - Cayman Islands	(0.21)%
Obrascon Huarte Lain Brasil S.A. Construction and civil engineering company - Brazil	(0.20)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Materials	3.02%	9.22%	8.27%
Consumer Services	2.54%	3.13%	1.10%
Energy	2.52%	11.79%	8.04%
Real Estate	1.20%	7.08%	2.68%
Food, Beverage & Tobacco	0.92%	7.13%	4.92%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Commercial Services & Supplies	(0.16)%	0.51%	0.94%
Capital Goods	(0.16)%	1.91%	7.40%
Other*	(0.06)%	0.35%	0.00%
Food & Staples Retailing	(0.05)%	0.16%	1.88%
Technology Hardware & Equipment	0.05%	4.02%	3.91%

*Industry not classified by Global Industry Classification Standard.

Janus Aspen Series June 30, 2006 3

Janus Aspen International Growth Portfolio
(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Reliance Industries, Ltd. Oil Refining and Marketing	5.6%
Tata Steel, Ltd. Steel - Producers	4.4%
Li & Fung, Ltd. Distribution/Wholesale	3.5%
Melco International Development, Ltd. Diversified Operations	3.3%
Mitsubishi Estate Company, Ltd. Real Estate Management/Services	3.2%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 42.3% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

4 Janus Aspen Series June 30, 2006

Janus Aspen International Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Institutional Shares	18.11%	53.08%		11.13%		12.97%		14.00%
Service Shares	18.01%	52.74%		10.85%		12.58%		13.96%
Service II Shares	18.05%	52.78%		10.95%		12.63%		14.00%
Morgan Stanley Capital International EAFE® Index	10.16%	26.56%		10.02%		6.39%		6.53%
Morgan Stanley Capital International EAFE® Growth Index	9.29%	25.98%		8.11%		3.89%		4.31	%**
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	9.68%	27.90%		11.43%		N/A		6.86	%***
Lipper Quartile	N/A	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity International Funds	N/A****	1/227		30/143		2/66		1/39

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 2, 1994

** The Morgan Stanley Capital International EAFE® Growth Index since inception returns calculated from April 30, 1994

*** The Morgan Stanley Capital International All Country World ex-U.S. IndexSM since inception returns calculated from December 31, 1998

**** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,181.10	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,180.10	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91
Expense Example - Service II Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,180.50	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

*Expenses are equal to the annualized expense ratio of 0.73% for Institutional Shares, 0.98% for Service Shares and 0.98% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series June 30, 2006 5

Janus Aspen International Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 96.6%
Agricultural Chemicals - 3.0%
577,415	Potash Corporation of Saskatchewan, Inc.	$49,449,856
Agricultural Operations - 3.3%
13,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*,ß,oo	6,002,124
512,860	Bunge, Ltd.#	25,771,215
35,940,000	Chaoda Modern Agriculture Holdings, Ltd.	22,444,278
		54,217,617
Apparel Manufacturers - 0.8%
1,588,968	Burberry Group PLC	12,634,877
Audio and Video Products - 2.7%
977,800	Sony Corp.	43,148,287
Automotive - Truck Parts and Equipment - Original - 0%
3,510	TI Automotive, Ltd.*,ß,oo	0
Broadcast Services and Programming - 0.7%
593,444	Grupo Televisa S.A. (ADR)	11,459,404
Building - Residential and Commercial - 1.3%
429,310	Desarrolladora Homex S.A. (ADR)*,#	14,085,661
666,300	Rossi Residencial S.A.	6,367,981
		20,453,642
Commercial Banks - 5.2%
569,842	Anglo Irish Bank Corporation PLC	8,892,051
12,074,200	Banco De Oro	7,045,319
211,830	Banco De Oro (GDR)*	2,472,056
776,335	Banco Marcro Bansud S.A. (ADR)#	15,806,182
71,500	Banco Nossa Caixa S.A.	1,518,537
423,363	Commerzbank A.G.	15,373,260
158,956	Julius Baer Holding, Ltd.#	13,808,128
138,950	Kookmin Bank	11,423,557
1,228,014	Punjab National Bank, Ltd.	8,683,318
		85,022,408
Commercial Services - 0.4%
214,700	Park24 Company, Ltd.	6,322,431
Computers - Peripheral Equipment - 0.7%
275,720	Logitech International S.A.*,#	10,644,950
Cosmetics and Toiletries - 1.6%
307,640	LG Household & Health Care, Ltd.	26,556,749
Distribution/Wholesale - 6.1%
5,098,000	Esprit Holdings, Ltd.	41,617,398
28,298,000	Li & Fung, Ltd.	57,205,954
		98,823,352
Diversified Financial Services - 0.1%
4,224,262	Reliance Capital Ventures, Ltd.*	2,243,336
Diversified Minerals - 1.7%
1,153,250	Companhia Vale do Rio Doce (ADR)	27,724,130
Diversified Operations - 7.3%
365,300	Bradespar S.A.*	12,480,816
6,852,000	China Resources Enterprise, Ltd.	13,984,034
297,082	Louis Vuitton Moet Hennessy S.A.#	29,486,670
21,470,000	Melco International Development, Ltd.	53,907,910
33,571,753	Polytec Asset Holdings, Ltd.§	8,602,267
		118,461,697
E-Commerce/Products - 0.5%
411,100	Submarino S.A.*	8,254,647

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 1.0%
2,460,000	Toshiba Corp.#	$16,057,497
Electronic Components - Miscellaneous - 0.8%
368,450	LG.Philips LCD Company, Ltd.*	13,708,864
Electronic Components - Semiconductors - 4.4%
9,765,012	ARM Holdings PLC	20,450,240
6,462,000	Chartered Semiconductor Manufacturing, Ltd.*	5,511,388
72,300	Samsung Electronics Company, Ltd.#	45,951,936
		71,913,564
Energy - Alternate Sources - 0.4%
215,700	Suntech Power Holdings Company, Ltd. (ADR)*,#	6,093,525
Engineering - Research and Development Services - 1.1%
1,373,306	ABB, Ltd.	17,860,673
Finance - Investment Bankers/Brokers - 2.7%
3,428,000	Mitsubishi UFJ Securities Company, Ltd.	44,212,933
Finance - Mortgage Loan Banker - 1.1%
753,457	Housing Development Finance Corporation, Ltd.	18,653,134
Gambling - Non-Hotel - 1.0%
439,850	OPAP S.A.	15,921,306
Internet Connectivity Services - 0.6%
220,875	NDS Group PLC (ADR)*	10,281,731
Internet Gambling - 1.6%
6,581,392	IG Group Holdings PLC	25,862,119
Internet Security - 0.1%
67,639	Check Point Software Technologies, Ltd. (U.S. Shares)*	1,189,094
Investment Companies - 0.9%
3,807,120	SM Investments Corp.	15,335,253
Medical - Drugs - 1.9%
184,109	Roche Holding A.G.#	30,435,098
Medical Instruments - 0.9%
856,000	Elekta AB - Class B#	14,510,995
Mortgage Banks - 0.3%
134,726	Aareal Bank A.G.*	5,097,265
Multi-Line Insurance - 0.4%
41,967	Allianz A.G.#	6,626,538
Oil - Field Services - 1.9%
560,078	Technip S.A.#	31,018,735
Oil Companies - Exploration and Production - 1.4%
162,392	Niko Resources, Ltd.	9,170,646
474,327	Western Oil Sands, Inc. - Class A*	13,146,714
		22,317,360
Oil Companies - Integrated - 4.4%
336,730	Lukoil (ADR)	28,015,936
205,820	Petroleo Brasileiro S.A. (ADR)	18,381,784
302,975	Suncor Energy, Inc.	24,519,181
		70,916,901
Oil Refining and Marketing - 5.6%
3,982,235	Reliance Industries, Ltd.	91,671,845
Public Thoroughfares - 0.9%
121,100	Companhia de Concessoes Rodoviarias	989,644
1,216,800	Obrascon Huarte Lain Brasil S.A.*	13,477,553
		14,467,197

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Real Estate Management/Services - 3.2%
2,433,000	Mitsubishi Estate Company, Ltd.#	$51,661,919
Real Estate Operating/Development - 7.0%
34,245,400	Ayala Land, Inc.	7,412,773
3,745,000	CapitaLand, Ltd.	10,646,934
64,410,000	China Overseas Land & Investment, Ltd.	39,186,905
2,061,200	Cyrela Brazil Realty S.A.	34,117,004
1,139,170	Gafisa S.A.*	12,412,582
5,394,000	Hang Lung Properties, Ltd.	9,654,095
		113,430,293
Rental Auto/Equipment - 0.1%
92,100	Localiza Rent a Car S.A.	1,764,694
Research and Development - 0.9%
4,246,332	Qinetiq PLC*	13,879,083
Semiconductor Equipment - 2.0%
1,570,249	ASML Holding N.V.*	31,813,494
Steel - Producers - 4.4%
6,106,344	Tata Steel, Ltd.	70,778,681
Sugar - 5.2%
1,955,810	Bajaj Hindusthan, Ltd.	16,677,911
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	3,635,231
5,652,175	Balrampur Chini Mills, Ltd.	14,707,441
721,500	Cosan S.A. Industria e Comercio*	46,469,942
188,869	Shree Renuka Sugars, Ltd.	3,645,287
		85,135,812
Telecommunication Services - 2.0%
429,835	Amdocs, Ltd. (U.S. Shares)*	15,731,961
3,186,563	Reliance Communications, Ltd.*	17,237,479
		32,969,440
Transportation - Railroad - 3.0%
718,300	All America Latina Logistica (GDR)	48,717,979
Total Common Stock (cost $1,138,747,160)		1,569,720,405
Other Securities - 5.5%
89,440,599	State Street Navigator Securities Lending Prime Portfolio† (cost $89,440,599)	89,440,599

Shares or Principal Amount		Value
Repurchase Agreement - 3.8%
$61,500,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $61,527,265 collateralized by $69,764,364 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $62,730,150 (cost $61,500,000)	$61,500,000
Total Investments (total cost $1,289,687,759) – 105.9%		1,720,661,004
Liabilities, net of Cash, Receivables and Other Assets – (5.9)%		(95,258,261)
Net Assets – 100%		$1,625,402,743

Geographic Summary of Investments

Country	Value	% of Investment Securities
Argentina	$15,806,182	0.9%
Bermuda	124,594,567	7.2%
Brazil	238,679,417	13.9%
Canada	96,286,397	5.6%
Cayman Islands	37,140,070	2.2%
France	60,505,405	3.5%
Germany	27,097,063	1.6%
Greece	15,921,306	0.9%
Hong Kong	116,732,944	6.8%
India	247,933,663	14.4%
Ireland	8,892,051	0.5%
Israel	1,189,094	0.1%
Japan	161,403,067	9.4%
Mexico	25,545,065	1.5%
Netherlands	31,813,494	1.9%
Philippines	32,265,401	1.9%
Russia	28,015,936	1.6%
Singapore	16,158,322	0.9%
South Korea	97,641,106	5.7%
Sweden	14,510,995	0.8%
Switzerland	72,748,849	4.2%
United Kingdom	98,840,011	5.7%
United States††	150,940,599	8.8%
Total	$1,720,661,004	100.0%

††Includes Short-Term Securities and Other Securities (0.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen International Growth Portfolio
Assets:
Investments at cost(1)	$1,289,688
Investments at value(1)	$1,720,661
Cash	1,120
Cash denominated in foreign currency (cost $1,731)	1,745
Receivables:
Investments sold	6,151
Portfolio shares sold	1,478
Dividends	2,592
Interest	22
Other assets	1
Total Assets	1,733,770
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	89,441
Investments purchased	13,645
Portfolio shares repurchased	1,023
Advisory fees	806
Transfer agent fees and expenses	1
Distribution fees - Service Shares	154
Distribution fees - Service II Shares	31
Non-interested Trustees' fees and expenses	9
Foreign tax liability	3,172
Accrued expenses	85
Total Liabilities	108,367
Net Assets	$1,625,403
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,426,719
Undistributed net investment income/(loss)*	4,666
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(233,725)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	427,743	(2)
Total Net Assets	$1,625,403
Net Assets - Institutional Shares	$674,608
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,317
Net Asset Value Per Share	$41.34
Net Assets - Service Shares	$793,027
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,385
Net Asset Value Per Share	$40.91
Net Assets - Service II Shares	$157,768
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,832
Net Asset Value Per Share	$41.17

*See Note 3 in Notes to Financial Statements.

(1) Investments at cost and value include $85,517,974 of securities loaned for Janus Aspen International Growth Portfolio (Note 1).

(2) Net of foreign taxes on investments of $3,172,157 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen International Growth Portfolio
Investment Income:
Interest	$465
Securities lending income	181
Dividends	33,366
Foreign tax withheld	(870)
Total Investment Income	33,142
Expenses:
Advisory fees	4,963
Transfer agent expenses	3
Registration fees	18
Custodian fees	305
Professional fees	11
Non-interested Trustees' fees and expenses	26
Distribution fees - Service Shares	945
Distribution fees - Service II Shares	188
Proxy expense	184
Other expenses	166
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	6,809
Expense and Fee Offset	(13)
Net Expenses	6,796
Net Investment Income/(Loss)	26,346
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	203,493
Net realized gain/(loss) from foreign currency transactions	(3,715)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	10,445 (1)
Payment from affiliate (Note 2)	3
Net Gain/(Loss) on Investments	210,226
Net Increase/(Decrease) in Net Assets Resulting from Operations	$236,572

(1)  Net of foreign taxes on investments of $3,172,157 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$26,346	$9,652
Net realized gain/(loss) from investment transactions	199,778	166,539
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	10,445	137,982
Payment from affiliate (Note 2)	3	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	236,572	314,174
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(9,965)	(5,705)
Service Shares	(11,132)	(5,683)
Service II Shares	(2,197)	(996)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(23,294)	(12,384)
Capital Share Transactions:
Shares sold
Institutional Shares	156,997	105,176
Service Shares	105,020	90,022
Service II Shares	49,780	30,659
Redemption fees
Service II Shares	54	12
Reinvested dividends and distributions
Institutional Shares	9,965	5,705
Service Shares	11,132	5,683
Service II Shares	2,197	996
Shares repurchased
Institutional Shares	(133,280)	(156,400)
Service Shares	(62,754)	(106,767)
Service II Shares	(25,411)	(14,435)
Net Increase/(Decrease) from Capital Share Transactions	113,700	(39,349)
Net Increase/(Decrease) in Net Assets	326,978	262,441
Net Assets:
Beginning of period	1,298,425	1,035,984
End of period	$1,625,403	$1,298,425
Undistributed net investment income/(loss)*	$4,666	$1,614

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares
For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen International Growth Portfolio
and through each fiscal year ended December 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$35.54		$27.19		$23.06		$17.30	$23.47	$30.90
Income from Investment Operations:
Net investment income/(loss)	.71		.41		.30		.24	.18	.26
Net gain/(loss) on securities (both realized and unrealized)	5.71		8.30		4.05		5.75	(6.17)	(7.43)
Total from Investment Operations	6.42		8.71		4.35		5.99	(5.99)	(7.17)
Less Distributions and Other:
Dividends (from net investment income)*	(.62)		(.36)		(.22)		(.23)	(.18)	(.26)
Distributions (from capital gains)*	–		–		–		–	–	–
Payment from affiliate	–	(1)	–		–	(1)	–	–	–
Total Distributions and Other	(.62)		(.36)		(.22)		(.23)	(.18)	(.26)
Net Asset Value, End of Period	$41.34		$35.54		$27.19		$23.06	$17.30	$23.47
Total Return**	18.11	%(2)	32.28%		18.99	%(2)	34.91%	(25.58)%	(23.23)%
Net Assets, End of Period (in thousands)	$674,608		$549,948		$465,055		$637,918	$598,972	$869,983
Average Net Assets for the Period (in thousands)	$650,070		$473,781		$556,677		$595,791	$736,907	$962,343
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.73%		0.70%		0.69%		0.76%	0.74%	0.71%
Ratio of Net Expenses to Average Net Assets***(4)	0.73%		0.70%		0.68%		0.76%	0.74%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.58%		1.05%		1.02%		1.26%	0.90%	0.95%
Portfolio Turnover Rate***	80%		57%		65%		123%	74%	65%
Service Shares
For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen International Growth Portfolio
and through each fiscal year ended December 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$35.17		$26.94		$22.89		$17.18	$23.30	$30.64
Income from Investment Operations:
Net investment income/(loss)	.65		.31		.20		.18	.13	.18
Net gain/(loss) on securities (both realized and unrealized)	5.67		8.24		4.05		5.71	(6.12)	(7.35)
Total from Investment Operations	6.32		8.55		4.25		5.89	(5.99)	(7.17)
Less Distributions and Other:
Dividends (from net investment income)*	(.58)		(.32)		(.20)		(.18)	(.13)	(.17)
Distributions (from capital gains)*	–		–		–		–	–	–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.58)		(.32)		(.20)		(.18)	(.13)	(.17)
Net Asset Value, End of Period	$40.91		$35.17		$26.94		$22.89	$17.18	$23.30
Total Return**	18.01	%(2)	31.94	%(2)	18.69	%(2)	34.53%	(25.76)%	(23.43)%
Net Assets, End of Period (in thousands)	$793,027		$635,357		$498,735		$457,965	$380,620	$541,803
Average Net Assets for the Period (in thousands)	$762,177		$523,662		$457,088		$391,922	$477,995	$522,001
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.98%		0.95%		0.94%		1.01%	0.99%	0.96%
Ratio of Net Expenses to Average Net Assets***(4)	0.98%		0.95%		0.93%		1.01%	0.99%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.29%		0.78%		0.77%		0.99%	0.67%	0.68%
Portfolio Turnover Rate***	80%		57%		65%		123%	74%	65%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Service II Shares
For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen International Growth Portfolio
and through each fiscal year ended December 31	2006		2005		2004		2003	2002(1)
Net Asset Value, Beginning of Period	$35.38		$27.11		$23.02		$17.27	$23.24
Income from Investment Operations:
Net investment income/(loss)	.63		.30		.20		.17	.04
Net gain/(loss) on securities (both realized and unrealized)	5.72		8.31		4.08		5.75	(6.01)
Total from Investment Operations	6.35		8.61		4.28		5.92	(5.97)
Distributions and Other:
Dividends (from net investment income)*	(.58)		(.34)		(.20)		(.18)	(.04)
Distributions (from capital gains)*	–		–		–		–	–
Redemption fees	.02		–	(2)	.01		.01	.04
Payment from affiliate	–	(3)	–	(3)	–	(3)	–	–
Total Distributions and Other	(.56)		(.34)		(.19)		(.17)	–
Net Asset Value, End of Period	$41.17		$35.38		$27.11		$23.02	$17.27
Total Return**	18.05	%(4)	31.97	%(4)	18.75	%(4)	34.55%	(25.51)%
Net Assets, End of Period (in thousands)	$157,768		$113,120		$72,194		$60,206	$35,742
Average Net Assets for the Period (in thousands)	$151,606		$82,746		$63,943		$47,299	$15,892
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.98%		0.95%		0.94%		1.01%	1.01%
Ratio of Net Expenses to Average Net Assets***(6)	0.98%		0.95%		0.93%		1.01%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.13%		0.78%		0.79%		0.98%	0.47%
Portfolio Turnover Rate***	80%		57%		65%		123%	74%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain amounts have been reclassified from the original presentation to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%

(6)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of June 30, 2006)

	Value	Value as % of Net Assets
Janus Aspen International Growth Portfolio
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	$6,002,124	0.4%
TI Automotive, Ltd.	–	0.0%
	$6,002,124	0.4%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen International Growth Portfolio
Polytec Asset Holdings, Ltd.	5/5/06	$8,663,678	$8,602,267	0.5%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series June 30, 2006 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen International Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S.

14 Janus Aspen Series June 30, 2006

Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen International Growth Portfolio	$85,517,974

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen International Growth Portfolio	$89,440,599

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

16 Janus Aspen Series June 30, 2006

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $1,705 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

A 2.00% redemption fee may be imposed on shares of the Portfolio held for three months or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $54,090 for the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

During the six-month period ended June 30, 2006, Janus Services reimbursed the Portfolio $578 for Institutional Shares and $887 for Service II Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

During the six-month period ended June 30, 2006, Janus Capital reimbursed the Portfolio $847 for Institutional Shares, $988 for Service Shares and $196 for Service II Shares, as a result of dilutions caused by certain trading and/or pricing errors.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $124,423 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen International Growth Portfolio	$1,300,586,245	$456,975,943	$(36,901,184)	$420,074,759

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen International Growth Portfolio	$(83,118,582)	$(297,195,239)	$(41,867,556)	$(422,181,377)

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen International Growth Portfolio	$166,907,322

18 Janus Aspen Series June 30, 2006

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen International Growth Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,816	3,438
Reinvested dividends and distributions	247	190
Shares repurchased	(3,222)	(5,258)
Net Increase (Decrease) in Portfolio Shares	841	(1,630)
Shares Outstanding, Beginning of Period	15,476	17,106
Shares Outstanding, End of Period	16,317	15,476
Transactions in Portfolio Shares – Service Shares
Shares sold	2,586	3,048
Reinvested dividends and distributions	278	190
Shares repurchased	(1,542)	(3,687)
Net Increase (Decrease) in Portfolio Shares	1,322	(449)
Shares Outstanding, Beginning of Period	18,063	18,512
Shares Outstanding, End of Period	19,385	18,063
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,210	1,006
Reinvested dividends and distributions	55	32
Shares repurchased	(630)	(504)
Net Increase (Decrease) in Portfolio Shares	635	534
Shares Outstanding, Beginning of Period	3,197	2,663
Shares Outstanding, End of Period	3,832	3,197

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen International Growth Portfolio	$698,660,797	$604,807,320	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series June 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for

Janus Aspen Series June 30, 2006 21

certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

22 Janus Aspen Series June 30, 2006

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

24 Janus Aspen Series June 30, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-707 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small- and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

David Corkins

portfolio manager

Performance Overview

I very much appreciate the opportunity to speak directly with you for the first time since taking over management of Janus Aspen Large Cap Growth Portfolio on February 1, 2006. My hope with this letter is to review the Portfolio's performance over the past six months, while explaining our investment process so that all shareholders understand what we do. Our goal with the Portfolio is to produce superior long-term returns for shareholders. What does that mean in practice? These potential long-term returns start with positive absolute performance and follow with consistent execution in up and down markets.

While the equity market started the year on a strong note, supported by healthy economic and earnings growth, shares succumbed to heightened market volatility in the second quarter. Weighing on investor confidence were higher fuel prices, persistent inflation fears and continued Federal Reserve (Fed) credit tightening. The Fed raised overnight rates by 100 basis points in the first six months of 2006. As a result, the benchmark Federal Funds rate ended the period at 5.25%, its highest level since March 2001. Meanwhile, bond yields moved higher across the maturity spectrum. The yield curve again inverted, as the 10-year Treasury yield ended the second quarter at 5.14%, slightly below the 5.16% rate on the 2-year Treasury note.

For the six months ended June 30, 2006, Janus Aspen Large Cap Growth Portfolio's Institutional Shares and Service Shares earned a small gain of 1.09% and 0.95%, respectively. By comparison, our primary benchmark, the Russell 1000® Growth Index, declined 0.93%, while our secondary benchmark, the S&P 500® Index, returned 2.71%.

Investment Selection

Our performance during this period reflected the steps I took to refocus Portfolio resources and analyst attention on our best ideas. My goal was to hone the Portfolio to 70 to 90 investments that we can monitor with the kind of hands-on, rigorous attention that is a hallmark of investing here at Janus. In considering overall Portfolio composition, I continue to select stocks for their individual attributes, even as I work to maintain a diversified portfolio of holdings that isn't overly sensitive to any single area of the economy. Indeed, our top performers for the period included a relatively diverse group of stocks that nonetheless have in common talented management teams, solid cash flows and healthy returns on invested capital.

Contributors to Performance

The largest single contributor to the Portfolio's results during the semiannual period was Boeing. Boeing is an excellent example of what we look for in a stock: strong competitive positioning, attractive industry dynamics, improving free cash flow and returns on invested capital, and a management focus on shareholder value. As the leading American aerospace manufacturer, Boeing has benefited from a continued expansion of the aerospace cycle, which has been fueled by accelerating demand from emerging markets such as China, India and the Middle East. Additionally, low-cost domestic carriers have started to spend capital on next-generation, more fuel-efficient planes, given the change in domestic networks from hub-and-spoke to point-to-point. Furthermore, legacy carriers such as United Airlines are emerging from bankruptcy and, we believe, will be ordering new equipment to remain competitive with low-cost carriers. This could extend the order cycle toward 2010. Meanwhile, Boeing's major competitor, Airbus, has stumbled with its next-generation product design of the poorly received A350. Adding to all of these positives, we believe that a new CEO at Boeing could bring a much-needed focus on costs, production and returns on capital.

We have done extensive research on Boeing and the aerospace industry. We've met with management at various levels of the company, and we've interviewed numerous competitors and suppliers, both domestically and overseas. Primary analyst Jeremiah Buckley and the rest of the team continue to hone our financial models of the company as we gain a deeper knowledge of the industry. One area of caution remains the company's defense business, which we believe could slow as the U.S. defense cycle wanes from previous years' strength.

I believe our healthcare team also does exceptional fundamental research under the aegis of Tom Malley. Analyst Tony Yao helped lead the effort on Celgene, which gained over 46% for shareholders over the six-month period, due to strong clinical trials for its drug Revlimid. Final product launch for the drug implies long-term success in addressing multiple myeloma (a bone marrow-based cancer) and myelodysplastic syndromes (MDS – a blood-borne cancer), as well as possible success treating chronic lymphocytic leukemia (CLL), another

2 Janus Aspen Series June 30, 2006

(unaudited)

blood cancer. Celgene also has a deep pipeline behind current products, particularly in the areas of sickle-cell and inflammatory disease.

Swiss drug maker Roche also outperformed, supported by robust sales of its cancer drugs and flu vaccine, Tamiflu. In recent months, the company's breast cancer drug Herceptin was cleared for sales in Europe, while its rheumatoid arthritis drug MabThera received a favorable recommendation from European Union officials as a potential treatment for non-Hodgkin's lymphoma.

Among our transportation shares, logistics and freight company C.H. Robinson gained market confidence by reporting robust earnings. The company has benefited from increased coal shipments, as well its ability to pass along higher fuel charges to its customers.

Detractors from Performance

Learning from one's mistakes is a key to longevity in this business, and it's often more productive to focus on what went wrong rather than over-emphasizing those areas and stocks that performed well. The Portfolio's biggest detractor for the period was longtime holding UnitedHealth Group. The nation's leading HMO and specialty healthcare services provider, UnitedHealth offers a number of compelling advantages. Operational tenets run deep within the company, pricing and margins remain attractive, demographics continue to drive demand and cash flow generation is strong. Meanwhile, emerging specialty businesses have helped to diversify the business mix from more cyclical commercial underwriting trends. So, with all those competitive strengths, what caused us to meaningfully reduce our position in the name? First, the company's outperformance pushed its valuation close to our fair value, significantly shifting the risk/reward profile attached to the stock. Additionally, industry dynamics have resulted in an excess of capital and nascent signs of price competition. Finally, serious questions have arisen regarding the timing of the company's stock option grants. Because of these pressures, we realized some profits in UnitedHealth and reinvested the proceeds in other stocks that we believe have more attractive risk/reward prospects.

Market volatility also took a toll on a number of technology shares. Chipmaker Advanced Micro Devices (AMD) retreated after lowering its revenue outlook to reflect increased competition and pricing pressures. Because I remain positive on AMD's market position and long-term potential, I viewed the downturn in the stock as a buying opportunity and increased our position in AMD.

I was less sanguine about the outlook for Microsoft, which lost ground after posting lackluster earnings growth and reduced guidance. The company faces a host of challenges as it tries to transform itself from a legacy software firm into a digital-services provider that can compete with companies such as Google. In May, Microsoft executives announced plans to invest as much as $1.1 billion in research and development for its online business over the coming year. Given that the company has lost the first-mover advantage in the hotly contested online space, this may prove a risky gamble. As a result, I liquidated the position.

Comcast was also eliminated completely. Another longtime holding in the Portfolio, Comcast was sold as the company's business model becomes more capital intensive and competitive threats from phone and satellite providers continue to mount. While cable systems offer an excellent gateway for network transitions into the home, we believe the transition of the media business toward digital and Internet protocols (IP) threatens the primacy of the cable model and implies lower returns in the future.

Looking Forward

Our outlook remains cautious. Markets have performed strongly year-to-date, reflecting very strong economic data and an anticipated conclusion to Federal Reserve monetary tightening. Nonetheless, the market is in transition after three years of strong performance. This transition is driven by higher interest rates and a weaker U.S. dollar. We're cautiously monitoring several indicators to better understand how this transition will play out. Particular areas of focus are monetary liquidity and the U.S. dollar. Money supply growth has been slowing sequentially, while Fed Repos have slowed dramatically. Nonetheless, money flow into equities remains quite strong, driven largely by foreign investment. Foreigners were huge beneficiaries of the strengthening dollar index throughout 2005. In 2006, however, the dollar index has begun to roll over. The question, then, becomes how much of a rate increase or what level of non-inflationary growth will be necessary to keep foreigners invested in our currency and equity markets.

Within Janus Aspen Large Cap Growth Portfolio, our response to these pressures has been to transition from business models that are dependent on an economic tailwind to stronger franchises that have more control over their own sales and margins, regardless of macroeconomic conditions. In addition, we are cautiously watching the yield curve and U.S. dollar, in anticipation of further transition going forward.

In closing, I want to affirm my commitment to the classic hands-on investment style that I learned from Janus founder Tom Bailey, as well as my mentors and former Janus portfolio managers Jim Craig, Tom Marsico and Helen Young Hayes. For me, this style means fundamental, grass-roots growth investing that combines quantitative and qualitative analysis.

Janus Aspen Series June 30, 2006 3

Janus Aspen Large Cap Growth Portfolio (unaudited)

The quantitative aspect means detailed financial modeling of a company aimed at understanding the leverage points of its business, free cash flow generation capacity and future returns on capital. This model allows me to move onto the qualitative focus, using the financial information to inform my conversations with management, competitors and suppliers. The next piece of the investment mosaic is to understand the valuation, risk and reward for each investment, given its current valuation and the macroeconomic factors impacting it. Finally, the last part of the puzzle is to consider overall portfolio construction and risk, in addition to the sum of each of the individual securities.

What I've learned over the last 10 years managing money is that this investment method must be iterative – it's a never-ending process of building a deeper and deeper knowledge base about a company. The better your model, the more information you can extract; the more information you get, the better your model.

Like most businesses, at the end of the day, the harder you work the better your results.

In sum, I am honored with the opportunity to manage Janus Aspen Large Cap Growth Portfolio. My investment and incentives are aligned with yours. I also believe it is imperative to think like a partner. I invest in Janus Fund, the retail version of the Portfolio, because I believe in the team and our investment process. As a former English major, I can't finish this letter without a favorite quote from an old media hand like Samuel Goldwyn: "The harder I work, the luckier I get." It gives me comfort to know the entire investment team at Janus is working very hard every day to find attractive opportunities to grow our principal.

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Large Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Boeing Co. Commercial jet aircraft company - U.S.	0.46%
Celgene Corp. Biopharmaceutical company - U.S.	0.40%
C.H. Robinson Worldwide, Inc. Multimodal transportation services provider - U.S.	0.34%
Companhia Vale do Rio Doce (ADR) Iron ore producer/seller - Brazil	0.33%
Corning, Inc. Telecommunication equipment fiber optics producer - U.S.	0.32%

5 Largest Detractors from Performance – Holdings

Contribution
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.70)%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(0.47)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.46)%
Electronic Arts, Inc. Entertainment software provider - U.S.	(0.38)%
EMC Corp. Enterprise storage systems provider - U.S.	(0.34)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	0.86%	6.39%	3.84%
Capital Goods	0.78%	9.79%	11.84%
Pharmaceuticals & Biotechnology	0.57%	10.07%	10.22%
Transportation	0.51%	3.76%	1.92%
Diversified Financials	0.49%	8.37%	3.73%

5 Largest Detractors from Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(1.62)%	9.63%	8.64%
Software & Services	(1.00)%	11.87%	10.47%
Semiconductors & Semiconductor Equipment	(0.50)%	4.54%	5.35%
Technology Hardware & Equipment	(0.30)%	7.78%	10.60%
Food & Staples Retailing	(0.18)%	1.71%	3.47%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Boeing Co. Aerospace and Defense	3.6%
Procter & Gamble Co. Cosmetics and Toiletries	3.2%
Yahoo!, Inc. Web Portals/Internet Service Providers	3.1%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.0%
Roche Holding A.G. Medical - Drugs	2.7%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised of 2.4% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	1.09%	7.80%		(1.91)%		5.81%		8.06%
Janus Aspen Large Cap Growth Portfolio - Service Shares	0.95%	7.50%		(2.16)%		5.53%		7.76%
Russell 1000® Growth Index	(0.93)%	6.12%		(0.76)%		5.42%		8.35%
S&P 500® Index	2.71%	8.63%		2.49%		8.32%		10.22%
Lipper Quartile	N/A	2	nd	3	rd	3	rd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	N/A**	57/199		82/117		23/44		15/26

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective February 1, 2006, Blaine Rollins is no longer the manager of Janus Aspen Large Cap Growth Portfolio, and David Corkins is now the Portfolio's manager.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date - September 13, 1993

**The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06))	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,010.90	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51
Expense Example – Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,009.50	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

*Expenses are equal to the annualized expense ratio of 0.70% for Institutional Shares and 0.95% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 Janus Aspen Series June 30, 2006

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 98.3%
Aerospace and Defense - 5.0%
504,187	BAE Systems PLC**	$3,447,365
354,434	Boeing Co.	29,031,688
113,425	Lockheed Martin Corp.	8,137,109
		40,616,162
Agricultural Chemicals - 2.1%
109,415	Monsanto Co.	9,211,649
61,922	Syngenta A.G.*	8,230,604
		17,442,253
Automotive - Cars and Light Trucks - 1.3%
159,920	BMW A.G.**	7,985,466
267,100	Nissan Motor Company, Ltd.**	2,917,468
		10,902,934
Automotive - Truck Parts and Equipment - Original - 0.2%
52,785	Lear Corp.#	1,172,355
Broadcast Services and Programming - 0.3%
32,771	Liberty Media Holding Corp. - Class A*	2,745,227
Building - Residential and Commercial - 0.2%
3,973	NVR, Inc.*,#	1,951,736
Building Products - Cement and Aggregate - 0.6%
85,568	Cemex S.A. de C.V. (ADR)*,#	4,874,809
Building Products - Wood - 0.4%
111,890	Masco Corp.	3,316,420
Casino Hotels - 0.7%
84,015	Harrah's Entertainment, Inc.	5,980,188
Cellular Telecommunications - 0.7%
168,670	America Movil S.A. de C.V. - Series L (ADR)	5,609,964
Chemicals - Diversified - 0.6%
83,900	Shin-Etsu Chemical Company, Ltd.**	4,560,101
Commercial Banks - 0.5%
493	Mizuho Financial Group, Inc.**	4,174,388
Commercial Services - Finance - 1.4%
77,370	Moody's Corp.#	4,213,570
190,766	Paychex, Inc.#	7,436,059
		11,649,629
Computers - 1.7%
156,230	Apple Computer, Inc.*	8,923,858
74,087	Research In Motion, Ltd. (U.S. Shares)*,#	5,169,050
		14,092,908
Computers - Memory Devices - 1.8%
1,020,685	EMC Corp.*	11,196,914
69,955	SanDisk Corp.*,#	3,566,306
		14,763,220
Consumer Products - Miscellaneous - 0.5%
71,265	Kimberly-Clark Corp.	4,397,051
Containers - Metal and Glass - 0.6%
128,466	Ball Corp.	4,758,381
Cosmetics and Toiletries - 3.2%
461,776	Procter & Gamble Co.	25,674,746
Dental Supplies and Equipment - 0.6%
145,659	Patterson Companies, Inc.*,#	5,087,869
Distribution/Wholesale - 0.6%
558,002	Esprit Holdings, Ltd.	4,555,236

Shares or Principal Amount		Value
Diversified Operations - 2.7%
655,240	General Electric Co.	$21,596,710
E-Commerce/Services - 1.6%
222,435	eBay, Inc.*	6,515,121
260,930	IAC/InterActiveCorp*,#	6,912,036
		13,427,157
Electric - Generation - 0.6%
267,672	AES Corp.*	4,938,548
Electric - Integrated - 1.2%
157,095	TXU Corp.	9,392,710
Electric Products - Miscellaneous - 0.6%
58,435	Emerson Electric Co.	4,897,437
Electronic Components - Semiconductors - 3.7%
542,145	Advanced Micro Devices, Inc.*	13,239,181
555,815	Texas Instruments, Inc.	16,835,636
		30,074,817
Electronic Forms - 0.7%
188,607	Adobe Systems, Inc.*	5,726,109
Enterprise Software/Services - 2.0%
546,420	Oracle Corp.*	7,917,626
157,640	SAP A.G. (ADR)**	8,279,253
		16,196,879
Entertainment Software - 1.3%
248,960	Electronic Arts, Inc.*,#	10,715,238
Finance - Credit Card - 1.7%
183,395	American Express Co.	9,760,282
79,200	Credit Saison Company, Ltd.**	3,750,996
		13,511,278
Finance - Investment Bankers/Brokers - 6.5%
580,190	JP Morgan Chase & Co.	24,367,979
139,382	Merrill Lynch & Company, Inc.	9,695,412
192,000	Mitsubishi UFJ Securities Company, Ltd.**	2,476,337
84,046	UBS A.G.	9,212,027
65,238	UBS A.G. (ADR)	7,156,609
		52,908,364
Finance - Mortgage Loan Banker - 1.2%
208,915	Fannie Mae	10,048,812
Finance - Other Services - 0.7%
10,895	Chicago Mercantile Exchange Holdings, Inc.	5,351,079
Food - Dairy Products - 0.7%
162,455	Dean Foods Co.*	6,041,701
Food - Retail - 1.1%
142,003	Whole Foods Market, Inc.#	9,179,074
Food - Wholesale/Distribution - 0.6%
167,540	Sysco Corp.#	5,120,022
Independent Power Producer - 1.3%
220,755	NRG Energy, Inc.*	10,635,976
Insurance Brokers - 0.7%
216,550	Marsh & McLennan Companies, Inc.#	5,823,030
Internet Infrastructure Software - 0.5%
112,340	Akamai Technologies, Inc.*,#	4,065,585
Investment Management and Advisory Services - 0.7%
54,040	Legg Mason, Inc.	5,378,061

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 2.7%
111,155	Amgen, Inc.*	$7,250,641
220,286	Celgene Corp.*	10,448,165
51,185	Genentech, Inc.*,#	4,186,933
		21,885,739
Medical - Drugs - 5.8%
215,230	Abbott Laboratories	9,386,180
418,110	Merck & Company, Inc.	15,231,747
136,207	Roche Holding A.G.#	22,516,408
		47,134,335
Medical - Generic Drugs - 0.8%
211,379	Teva Pharmaceutical Industries, Ltd. (ADR)	6,677,463
Medical - HMO - 3.0%
294,560	Coventry Health Care, Inc.*	16,183,126
183,338	UnitedHealth Group, Inc.	8,209,876
		24,393,002
Medical - Wholesale Drug Distributors - 1.1%
144,905	Cardinal Health, Inc.	9,321,739
Medical Instruments - 0.5%
32,445	Intuitive Surgical, Inc.*	3,827,537
Medical Products - 0.5%
81,666	Varian Medical Systems, Inc.*	3,866,885
Metal Processors and Fabricators - 1.3%
180,485	Precision Castparts Corp.	10,785,784
Networking Products - 0.5%
198,012	Cisco Systems, Inc.*	3,867,174
Oil - Field Services - 1.2%
131,220	Halliburton Co.	9,737,836
Oil Companies - Exploration and Production - 1.2%
71,109	Apache Corp.	4,853,189
90,890	EnCana Corp. (U.S. Shares)#	4,784,450
		9,637,639
Oil Companies - Integrated - 3.4%
343,364	Exxon Mobil Corp.	21,065,381
91,860	Hess Corp.	4,854,801
23,655	Suncor Energy, Inc. (U.S. Shares)	1,916,292
		27,836,474
Oil Refining and Marketing - 0.3%
41,235	Valero Energy Corp.	2,742,952
Optical Supplies - 0.5%
37,418	Alcon, Inc. (U.S. Shares)	3,687,544
Pharmacy Services - 1.2%
203,691	Caremark Rx, Inc.	10,158,070
Reinsurance - 0.8%
2,176	Berkshire Hathaway, Inc. - Class B*	6,621,568
Retail - Apparel and Shoe - 1.9%
161,634	Industria de Diseno Textil S.A.**	6,818,220
245,030	Nordstrom, Inc.	8,943,595
		15,761,815
Retail - Building Products - 0.8%
102,884	Lowe's Companies, Inc.	6,241,972
Retail - Office Supplies - 1.3%
437,883	Staples, Inc.	10,649,315

Shares or Principal Amount		Value
Savings/Loan/Thrifts - 0.4%
213,445	NewAlliance Bancshares, Inc.#	$3,054,398
Semiconductor Components/Integrated Circuits - 0.4%
68,535	Marvell Technology Group, Ltd.*,#	3,038,157
Soap and Cleaning Preparations - 1.0%
224,051	Reckitt Benckiser PLC**	8,369,233
Steel - Producers - 0.3%
190,414	Tata Steel, Ltd.	2,207,090
Telecommunication Services - 0.6%
141,880	NeuStar, Inc. - Class A*	4,788,450
Telephone - Integrated - 0.5%
935,260	Level 3 Communications, Inc.*,#	4,152,554
Television - 0.1%
21,055	Univision Communications, Inc. - Class A*	705,343
Therapeutics - 2.0%
125,620	Amylin Pharmaceuticals, Inc.*	6,201,859
168,063	Gilead Sciences, Inc.*	9,942,607
		16,144,466
Transportation - Railroad - 1.4%
144,440	Canadian National Railway Co. (U.S. Shares)	6,319,250
50,705	Union Pacific Corp.	4,713,537
		11,032,787
Transportation - Services - 2.5%
194,645	C.H. Robinson Worldwide, Inc.	10,374,579
123,497	United Parcel Service, Inc. - Class B	10,167,508
		20,542,087
Web Portals/Internet Service Providers - 4.3%
23,300	Google, Inc. - Class A*	9,770,389
770,499	Yahoo!, Inc.*	25,426,466
		35,196,855
Wireless Equipment - 2.9%
172,740	Crown Castle International Corp.*,#	5,966,440
493,497	Nokia Oyj (ADR)**	9,998,248
182,150	QUALCOMM, Inc.	7,298,751
		23,263,439
Total Common Stock (cost $689,767,489)		800,683,866
Other Securities - 3.4%
27,438,451	State Street Navigator Securities Lending Prime Portfolio Prime Portfolio† (cost $27,438,451)	27,438,451
Repurchase Agreement - 1.7%
$13,800,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $13,806,118 collateralized by $15,654,443 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $14,076,034 (cost $13,800,000)	13,800,000
Total Investments (total cost $731,005,940) – 103.4%		841,922,317
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(27,770,067)
Net Assets – 100%		$814,152,250

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$7,593,393	0.9%
Canada	18,189,042	2.2%
Finland	9,998,248	1.2%
Germany	16,264,719	1.9%
India	2,207,090	0.3%
Israel	6,677,463	0.8%
Japan	17,879,290	2.1%
Mexico	10,484,773	1.3%
Spain	6,818,220	0.8%
Switzerland	50,803,192	6.0%
United Kingdom	11,816,598	1.4%
United States††	683,190,289	81.1%
Total	$841,922,317	100.0%

††Includes Short-Term Securities and Other Securities (76.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 10/19/06	1,515,000	$2,808,501	$(96,485)
Euro 8/24/06	900,000	1,155,432	(64,271)
Euro 1/11/07	6,250,000	8,092,734	(123,984)
Japanese Yen 8/24/06	481,000,000	4,238,059	(78,295)
Total		$16,294,726	$(363,035)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Large Cap Growth Portfolio
Assets:
Investments at cost(1)	$731,006
Investments at value(1)	$841,922
Cash	1,047
Cash denominated in foreign currency (cost $125)	126
Receivables:
Portfolio shares sold	163
Dividends	568
Interest	12
Other assets	1
Total Assets	843,839
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	27,438
Investments purchased	613
Portfolio shares repurchased	763
Advisory fees	425
Transfer agent fees and expenses	1
Distribution fees – Service Shares	29
Non-interested Trustees' fees and expenses	7
Accrued expenses	48
Forward currency contracts	363
Total Liabilities	29,687
Net Assets	$814,152
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,887,874
Undistributed net investment income/(loss)*	364
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,184,644)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	110,558
Total Net Assets	$814,152
Net Assets – Institutional Shares	$670,816
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	31,902
Net Asset Value Per Share	$21.03
Net Assets – Service Shares	$143,336
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,899
Net Asset Value Per Share	$20.78

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $26,671,342 of securities loaned for Janus Aspen Large Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Large Cap Growth Portfolio
Investment Income:
Interest	$198
Securities lending income	81
Dividends	5,279
Foreign tax withheld	(205)
Total Investment Income	5,353
Expenses:
Advisory fees	2,767
Transfer agent expenses	3
Registration fees	19
Custodian fees	37
Professional fees	13
Non-interested Trustees' fees and expenses	15
Distribution fees – Service Shares	189
Proxy expense	84
Other expenses	91
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,218
Expense and Fee Offset	(5)
Net Expenses	3,213
Net Investment Income/(Loss)	2,140
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	67,437
Net realized gain/(loss) from foreign currency transactions	(240)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(58,077)
Net Gain/(Loss) on Investments	9,120
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,260

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$2,140	$2,724
Net realized gain/(loss) from investment and foreign currency transactions	67,197	106,912
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(58,077)	(95,439)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,260	14,197
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,841)	(2,520)
Service Shares	(241)	(204)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,082)	(2,724)
Capital Share Transactions:
Shares sold
Institutional Shares	11,490	27,071
Service Shares	5,438	7,591
Reinvested dividends and distributions
Institutional Shares	1,841	2,520
Service Shares	241	204
Shares repurchased(1)
Institutional Shares	(80,452)	(482,533)
Service Shares	(20,999)	(39,084)
Net Increase/(Decrease) from Capital Share Transactions	(82,441)	(484,231)
Net Increase/(Decrease) in Net Assets	(73,263)	(472,758)
Net Assets:
Beginning of period	887,415	1,360,173
End of period	$814,152	$887,415
Undistributed net investment income/(loss)*	$364	$306

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, the Janus Aspen Large Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $267,997,880, on the date of redemption.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Large Cap Growth Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.86	$20.08	$19.23	$14.61	$19.89	$26.48
Income from Investment Operations:
Net investment income/(loss)	.07	.09	.04	.02	.01	.02
Net gain/(loss) on securities (both realized and unrealized)	.16	.76	.84	4.62	(5.29)	(6.56)
Total from Investment Operations	.23	.85	.88	4.64	(5.28)	(6.54)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.07)	(.03)	(.02)	–	(.01)
Distributions (from capital gains)*	–	–	–	–	–	(.04)
Total Distributions	(.06)	(.07)	(.03)	(.02)	–	(.05)
Net Asset Value, End of Period	$21.03	$20.86	$20.08	$19.23	$14.61	$19.89
Total Return**	1.09%	4.23%	4.57%	31.73%	(26.51)%	(24.73)%
Net Assets, End of Period (in thousands)	$670,816	$730,374	$1,177,145	$1,666,317	$1,484,889	$2,490,954
Average Net Assets for the Period (in thousands)	$719,305	$857,660	$1,462,102	$1,533,995	$1,967,021	$2,911,331
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.70%	0.66%	0.67%	0.67%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.66%	0.66%	0.67%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%	0.31%	0.14%	0.12%	(0.08)%	0.07%
Portfolio Turnover Rate***	89%	87%	33%	24%	36%	48%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Large Cap Growth Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.62	$19.85	$19.04	$14.48	$19.76	$26.36
Income from Investment Operations:
Net investment income/(loss)	.01	(.02)	(.04)	(.03)	(.04)	(.02)
Net gain/(loss) on securities (both realized and unrealized)	.18	.82	.85	4.59	(5.24)	(6.54)
Total from Investment Operations	.19	.80	.81	4.56	(5.28)	(6.56)
Less Distributions:
Dividends (from net investment income)*	(.03)	(.03)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	(.04)
Total Distributions	(.03)	(.03)	–	–	–	(.04)
Net Asset Value, End of Period	$20.78	$20.62	$19.85	$19.04	$14.48	$19.76
Total Return**	0.95%	4.01%	4.25%	31.49%	(26.72)%	(24.90)%
Net Assets, End of Period (in thousands)	$143,336	$157,041	$183,028	$211,100	$177,327	$237,012
Average Net Assets for the Period (in thousands)	$152,681	$163,753	$191,544	$188,994	$219,594	$160,200
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.95%	0.91%	0.92%	0.92%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.95%	0.91%	0.91%	0.92%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.29%	0.06%	(0.11)%	(0.13)%	(0.33)%	(0.20)%
Portfolio Turnover Rate***	89%	87%	33%	24%	36%	48%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than average growth orientation. Companies in the index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Large Cap Growth Portfolio	$62,777,075

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Large Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Large Cap Growth Portfolio	$26,671,342

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Large Cap Growth Portfolio	$27,438,451

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

16 Janus Aspen Series June 30, 2006

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $854 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in -the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $2,033 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

18 Janus Aspen Series June 30, 2006

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Large Cap Growth Portfolio	$732,439,960	$133,113,915	$(23,631,558)	$109,482,357

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Large Cap Growth Portfolio(1)	$(515,930)	$(746,133,290)	$(374,579,329)	$(128,663,564)	$(1,249,892,113)

(1) Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Large Cap Growth Portfolio	$54,365,479

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	534	1,361
Reinvested dividends and distributions	88	125
Shares repurchased	(3,734)	(25,104)
Net Increase (Decrease) in Portfolio Shares	(3,112)	(23,618)
Shares Outstanding, Beginning of Period	35,014	58,632
Shares Outstanding, End of Period	31,902	35,014
Transactions in Portfolio Shares – Service Shares
Shares sold	254	384
Reinvested dividends and distributions	12	10
Shares repurchased	(985)	(1,997)
Net Increase (Decrease) in Portfolio Shares	(719)	(1,603)
Shares Outstanding, Beginning of Period	7,618	9,221
Shares Outstanding, End of Period	6,899	7,618

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Large Cap Growth Portfolio	$380,506,205	$440,025,708	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series June 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

22 Janus Aspen Series June 30, 2006

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

24 Janus Aspen Series June 30, 2006

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also reported.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-701 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	1

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	22

Explanation of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Jonathan Coleman

portfolio manager

Performance Overview

During the six months ended June 30, 2006, as mid-cap stocks continued to outpace large-cap stocks, Janus Aspen Mid Cap Growth Portfolio's Institutional Shares and Service Shares advanced 2.58% and 2.43%, respectively. Meanwhile, the Portfolio's primary benchmark, the Russell Midcap® Growth Index returned 2.56%. The Portfolio's secondary benchmark, the S&P MidCap 400 Index, returned 4.24% for the same time period.

The Portfolio's modest performance is reassuring, considering it occurred during a time of significant volatility. Regardless of any short-term results, rest assured that we will not change our investment philosophy to chase momentary hot trends. In short, we look for companies with strong competitive barriers to entry, diverse and predictable revenue streams, an ability to expand profit margins over time, a strong stewardship of investors' capital, and appropriate valuations which we believe provide a reasonable risk and reward tradeoff.

While the modest positive performance of the market might suggest somewhat muted volatility, the past six months have actually been just the opposite, particularly for small- and mid-sized companies. While deciphering the exact reasons for market strength (or weakness) in any period can be perilous, let me offer a couple of suggestions.

After a strong start to the year, the market became quite choppy, with concern about future economic growth and inflation dominating investor psychology. Looking at producer price index and consumer price index data, we saw indications of slight price increases. Yet the market became quite concerned with the specter of higher inflation. Federal Reserve Chairman Ben Bernanke's tough stance against inflationary pressures and a commitment to continue raising interest rates, contributed to the market's unease. I believe over the longer term, his positioning may enhance efforts to ease upward pressures on prices, as he stresses that he will remain vigilant in fighting them. As long as the economy doesn't slow down materially due to higher interest rates, I believe this could eventually be a positive catalyst for the market.

Market strength was also relatively concentrated, with certain groups experiencing very significant price moves in short periods of time. Of particular strength were the transportation, telecommunications services, and materials industries, which are experiencing accelerating demand for their products and services, driven in large part by a surge in capital spending after several years of retrenchment.

Given our long-standing investment philosophy that we should have exposure to a broad array of industries rather than a highly concentrated portfolio, there are inevitably periods when our breadth of holdings works against us. That certainly happened at times during the last six months. Nevertheless, I do believe that over an entire cycle of up and down markets, the approach has considerable merit.

Investment Strategy

As always, there were certain sectors that were positive or negative contributors to performance. Contributing to the Portfolio's performance were holdings in the media, communications services and supplies, and transportation sectors. Detractors included the materials and energy groups. The Portfolio's consumer durables and apparel stocks hurt absolute returns, but effective stock picking actually produced a positive effect, relative to the benchmark.

Biotechnology, Heavy Equipment and RV Manufacturer Stocks Boosted Performance

I'd like to discuss a few stocks that worked well for us during the period and give you some context on how they fit into our investment philosophy. Of particular strength was longtime holding Celgene, which I have written about in past letters. In late December 2005, the biotechnology company received Federal Drug Administration (FDA) approval for its cancer-fighting agent Revlimid and the early market uptake appears positive. On June 29, the FDA approved Revlimid to treat a second condition, bone-marrow cancer multiple myeloma, which expands its potential market. Furthermore, in May, the FDA approved Celgene's Thalomid, an existing drug, to treat newly diagnosed multiple myeloma.
Industrial heavy equipment manufacturer Terex produced very strong results during the period, aided by increasing demand for its mining, crane and aerial lift businesses. We became interested in Terex after meeting with the company in early 2005 and spending time understanding management's strategic priorities. Several years ago Terex undertook a

2 Janus Aspen Series June 30, 2006

(unaudited)

strategic review of the business, deciding to de-emphasize acquisitions and instead focus on driving returns on invested capital higher. The company has been able to do this by improving operating margins and reducing its working capital, such as inventories and accounts receivable, which unnecessarily tie up cash. Our investment philosophy has consistently been predicated on investing in companies that are growing revenues and earnings while also increasing returns on invested capital. Terex has done just that, showing impressive operating leverage in recent quarters. To be more specific, revenue increased 21% in the first quarter of 2006 versus 2005, while net income increased 166% when compared to the prior year. These factors led to very strong share price performance. As Terex has become more fairly valued by the market, we have used the opportunity to trim back our holdings.

Towable recreational vehicle (RV) manufacturer Thor Industries is perhaps best known for its iconic Airstream trailer brand. Thor is run by CEO Wade Thompson, who purchased a loss-making Airstream from conglomerate Beatrice International Holdings in 1980. Mr. Thompson is a manager who thinks like an owner, because he in fact owns 30% of the company. As a result, he allocates capital with the care that we value in our core holdings and rewards his managers who expand market share and do so profitably. The proof is in the numbers. Thor has been profitable every year since going public in 1987 and boasts returns on invested capital around 30% in an industry where many competitors struggle with profitability. We believe that Thor can capitalize on a demographic tailwind as baby boomers enter their retirement years. The propensity to purchase an RV increases dramatically after the age of 50 and we believe Thor has the product breadth to serve the demand. Thor's business has held up very well in spite of the increases in gasoline prices, in part because the majority of its sales are in towable RVs, as opposed to larger more expensive motorized RVs. Consumers have traded down to the cheaper product, which has benefited Thor at the expense of some competitors. While we admire Thor and its management tremendously, we have used the strength in the stock to lighten our position.

Healthcare Industry Holdings Detracted from Performance

I'd also like to discuss some of our losers in the period, explain our investment rationale, and tell you what we have done in response to the disappointments. The worst performer during the period, biotechnology firm Neurocrine Biosciences, plummeted after the Food and Drug Administration issued a non-approvable letter approval for Indiplon, a drug for sleep disorders. We liquidated our stake after concluding that Neurocrine needed to perform additional clinical trials and that its marketing partner Pfizer would likely drop the drug. We were very surprised by the FDA's decision as the data Neurocrine had presented appeared to be sufficient to warrant approval. I think our mistake in analyzing the company was that, ultimately, the product was not differentiated enough from two existing sleep agents already on the market. We will take these lessons to heart and focus our investments in biotechnology companies in the future on truly differentiated drugs.

Implantable cardiac device manufacturer St. Jude Medical has been a holding in the Portfolio for over five years and has delivered good returns over that period. St. Jude has proven very adept at developing new products with large addressable end markets. This product innovation has driven compounded annual growth in sales of greater than 20% over the last four calendar years. Nevertheless, the company has recently experienced a slowing growth rate for its products as the potential patient population for its devices has become more fully penetrated by St. Jude and its competitors. While we believe St. Jude has an enviable franchise, we have become increasingly concerned that the market slowdown could last for an extended period of time. As a result, we have trimmed the position considerably.

Summary

My utmost concern is to perform well in all types of market environments, regardless of the macro themes. To accomplish this, I go about constructing the Portfolio with what I believe is the appropriate balance of defensive growth and aggressive growth names. As I always like to reiterate to you in this space, I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Aspen Mid Cap Growth Portfolio.

Janus Aspen Series June 30, 2006 3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Janus Aspen Mid Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	1.32%
Terex Corp. Diversified global manufacturer - U.S.	0.82%
Lamar Advertising Co. Outdoor advertising company - U.S.	0.54%
Expeditors International of Washington, Inc. Global logistics company - U.S.	0.50%
Manpower, Inc. Global non-governmental employment services provider - U.S.	0.45%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(1.22)%
St. Jude Medical, Inc. Online travel services provider - U.S.	(0.36)%
Marvell Technology Group, Ltd. Communication-related integrated circuits provider - U.S.	(0.33)%
NVR, Inc. Residential and commercial builder - U.S.	(0.31)%
Owens-Illinois, Inc. Plastic and glass packaging manufacturer - U.S.	(0.31)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Capital Goods	1.20%	3.89%	7.89%
Transportation	0.94%	5.99%	2.29%
Commercial Services & Supplies	0.68%	2.05%	3.34%
Media	0.59%	5.28%	3.59%
Automobiles & Components	0.42%	1.31%	0.44%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Semiconductors & Semiconductor Equipment	(0.71)%	7.29%	7.64%
Materials	(0.49)%	4.18%	3.13%
Consumer Durables & Apparel	(0.40)%	5.36%	4.70%
Retailing	(0.26)%	5.17%	7.01%
Technology Hardware & Equipment	(0.24)%	3.47%	6.64%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

Celgene Corp. Medical - Biomedical and Genetic	3.6%
Lamar Advertising Co. Advertising Sales	3.3%
EOG Resources, Inc. Oil Companies - Exploration and Production	3.0%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.5%
Kinder Morgan, Inc. Pipelines	2.4%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	2.58%	14.68%		2.22%		6.29%		10.54%
Janus Aspen Mid Cap Growth Portfolio - Service Shares	2.43%	14.39%		1.96%		6.02%		10.25%
Russell Midcap® Growth Index	2.56%	13.04%		4.76%		8.46%		10.06%
S&P MidCap 400 Index	4.24%	12.98%		9.30%		13.82%		13.88%
Lipper Quartile	N/A	2	nd	3	rd	3	rd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	N/A**	55/138		53/87		14/22		5/13

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A Portfolio that emphasizes investments in smaller companies may experience greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

** The fiscal year-to-date Lipper Ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,025.80	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,024.30	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

*Expenses are equal to the annualized expense ratio of 0.71% for Institutional Shares and 0.96% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 Janus Aspen Series June 30, 2006

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 96.9%
Advertising Sales - 3.3%
469,406	Lamar Advertising Co.*	$25,282,207
Agricultural Chemicals - 1.3%
117,720	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	10,120,388
Airlines - 1.0%
148,254	Ryanair Holdings PLC (ADR)*,#	7,815,951
Applications Software - 0.4%
82,358	Citrix Systems, Inc.*	3,305,850
Batteries and Battery Systems - 0.5%
61,860	Energizer Holdings, Inc.*,#	3,623,140
Broadcast Services and Programming - 0.4%
242,180	CKX, Inc.*,#	3,286,383
Building - Mobile Home and Manufactured Homes - 0.7%
107,465	Thor Industries, Inc.#	5,206,679
Building - Residential and Commercial - 0.7%
10,640	NVR, Inc.*,#	5,226,900
Casino Hotels - 0.6%
35,700	Boyd Gaming Corp.	1,440,852
44,220	Station Casinos, Inc.#	3,010,498
		4,451,350
Casino Services - 0.8%
172,808	Scientific Games Corp. - Class A*	6,155,421
Coal - 0.5%
176,325	Alpha Natural Resources, Inc.*,#	3,459,497
Commercial Banks - 0.7%
50,650	Commerce Bancorp, Inc.#	1,806,686
80,860	SVB Financial Group*,#	3,675,895
		5,482,581
Commercial Services - 1.0%
193,752	Iron Mountain, Inc.*,#	7,242,450
Commercial Services - Finance - 3.1%
191,984	Jackson Hewitt Tax Service, Inc.,#	6,018,698
158,876	Moody's Corp.	8,652,387
226,360	Paychex, Inc.	8,823,513
		23,494,598
Computer Services - 2.0%
370,535	Ceridian Corp.*	9,055,875
203,320	IHS, Inc. - Class A*,#	6,024,372
		15,080,247
Computers - 0.8%
113,079	Apple Computer, Inc.*	6,459,072
Computers - Memory Devices - 0.5%
69,550	SanDisk Corp.*	3,545,659
Consulting Services - 0.5%
258,560	Gartner Group, Inc.*,#	3,671,552
Containers - Metal and Glass - 3.0%
371,361	Ball Corp.	13,755,211
523,167	Owens-Illinois, Inc.*	8,768,279
		22,523,490
Data Processing and Management - 0.9%
151,169	NAVTEQ Corp.*	6,754,231

Shares or Principal Amount		Value
Dental Supplies and Equipment - 1.0%
213,615	Patterson Companies, Inc.*,#	$7,461,572
Diagnostic Kits - 2.1%
390,660	Dade Behring Holdings, Inc.	16,267,082
Distribution/Wholesale - 0.7%
390,500	Esprit Holdings, Ltd.	3,187,837
1,177,000	Li & Fung, Ltd.	2,379,370
		5,567,207
Diversified Operations - 0.5%
15,530,207	Polytec Asset Holdings, Ltd.§	3,979,387
E-Commerce/Products - 0.3%
65,800	Submarino S.A. (GDR) (144A)*	2,645,074
E-Commerce/Services - 1.1%
314,375	IAC/InterActiveCorp*	8,327,794
Electric Products - Miscellaneous - 1.1%
177,417	AMETEK, Inc.	8,406,017
Electronic Components - Semiconductors - 2.3%
387,560	Advanced Micro Devices, Inc.*	9,464,215
195,914	International Rectifier Corp.*,#	7,656,319
		17,120,534
Electronic Measuring Instruments - 0.9%
149,315	Trimble Navigation, Ltd.*	6,665,422
Entertainment Software - 1.5%
595,515	Activision, Inc.*	6,776,961
100,005	Electronic Arts, Inc.*	4,304,215
		11,081,176
Fiduciary Banks - 0.9%
128,953	Northern Trust Corp.	7,131,101
Finance - Investment Bankers/Brokers - 0.4%
122,605	optionsXpress Holdings, Inc.	2,857,923
Finance - Other Services - 1.7%
25,743	Chicago Mercantile Exchange Holdings, Inc.	12,643,674
Food - Canned - 0.8%
258,890	TreeHouse Foods, Inc.*	6,184,882
Food - Dairy Products - 2.4%
495,001	Dean Foods Co.*	18,409,087
Food - Retail - 0.3%
35,340	Whole Foods Market, Inc.#	2,284,378
Hotels and Motels - 0.6%
70,646	Starwood Hotels & Resorts Worldwide, Inc.	4,262,780
Human Resources - 0.4%
42,699	Manpower, Inc.	2,758,355
Industrial Automation and Robotics - 0.6%
65,986	Rockwell Automation, Inc.	4,751,652
Instruments - Controls - 0.4%
51,005	Mettler-Toledo International, Inc.*	3,089,373
Instruments - Scientific - 1.1%
111,638	Fisher Scientific International, Inc.*	8,155,156
Insurance Brokers - 0.4%
98,255	Willis Group Holdings, Ltd.#	3,153,986
Internet Connectivity Services - 0.3%
118,210	Redback Networks, Inc.*,#	2,167,971

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Internet Content - Information/News - 0.2%
186,220	CNET Networks, Inc.*,#	$1,486,036
Investment Management and Advisory Services - 2.9%
78,945	National Financial Partners Corp.	3,498,053
497,846	T. Rowe Price Group, Inc.	18,823,557
		22,321,610
Machinery - Construction and Mining - 0.7%
53,969	Terex Corp.*	5,326,740
Machinery - Pumps - 0.7%
112,135	Graco, Inc.	5,155,967
Medical - Biomedical and Genetic - 4.5%
572,741	Celgene Corp.*	27,165,107
112,035	Invitrogen Corp.*,#	7,402,152
		34,567,259
Medical - Drugs - 0.4%
79,660	Forest Laboratories, Inc.*	3,082,045
Medical - HMO - 2.0%
281,381	Coventry Health Care, Inc.*	15,459,072
Medical - Nursing Homes - 1.0%
165,900	Manor Care, Inc.	7,784,028
Medical Instruments - 1.5%
45,892	Intuitive Surgical, Inc.*	5,413,878
110,860	Kyphon, Inc.*,#	4,252,590
51,187	St. Jude Medical, Inc.*	1,659,483
		11,325,951
Medical Labs and Testing Services - 0.5%
57,305	Covance, Inc.*	3,508,212
Medical Products - 1.0%
159,233	Varian Medical Systems, Inc.*,#	7,539,683
Metal Processors and Fabricators - 0.5%
69,170	Precision Castparts Corp.	4,133,599
Motion Pictures and Services - 0.5%
416,502	Lions Gate Entertainment Corp. (U.S. Shares)*	3,561,092
Multi-Line Insurance - 1.2%
189,251	Assurant, Inc.	9,159,748
Networking Products - 0.4%
176,645	Juniper Networks, Inc.*,#	2,824,554
Oil Companies - Exploration and Production - 3.9%
111,795	Chesapeake Energy Corp.#	3,381,799
334,419	EOG Resources, Inc.	23,188,614
92,390	Forest Oil Corp.*	3,063,652
		29,634,065
Optical Supplies - 0.7%
52,018	Alcon, Inc. (U.S. Shares)	5,126,374
Pipelines - 2.4%
186,293	Kinder Morgan, Inc.	18,608,808
Property and Casualty Insurance - 0.7%
152,983	W. R. Berkley Corp.	5,221,310
Real Estate Operating/Development - 0.3%
49,655	St. Joe Co.	2,310,944
Recreational Vehicles - 0.8%
147,303	Polaris Industries, Inc.#	6,378,220

Shares or Principal Amount	Value

Reinsurance - 1.7%
4,244	Berkshire Hathaway, Inc. - Class B*	$12,914,492
REIT - Mortgages - 1.1%
360,251	CapitalSource, Inc.#	8,451,488
Respiratory Products - 1.2%
267,729	Respironics, Inc.*	9,161,686
Retail - Apparel and Shoe - 1.3%
131,950	Abercrombie & Fitch Co. - Class A	7,313,989
68,780	Nordstrom, Inc.#	2,510,470
		9,824,459
Retail - Auto Parts - 0.1%
20,558	Advance Auto Parts, Inc.	594,126
Retail - Gardening Products - 0.6%
86,345	Tractor Supply Co.*	4,772,288
Retail - Office Supplies - 2.3%
132,845	Office Depot, Inc.*	5,048,110
500,760	Staples, Inc.	12,178,483
		17,226,593
Schools - 0.6%
90,139	Apollo Group, Inc. - Class A*	4,657,482
Semiconductor Components/Integrated Circuits - 3.0%
634,800	Cypress Semiconductor Corp.*,#	9,229,992
110,426	Linear Technology Corp.	3,698,167
220,774	Marvell Technology Group, Ltd.*	9,786,911
		22,715,070
Telecommunication Services - 1.6%
254,532	Amdocs, Ltd. (U.S. Shares)*	9,315,871
200,680	Time Warner Telecom, Inc. - Class A*,#	2,980,098
		12,295,969
Television - 0.5%
115,178	Univision Communications, Inc. - Class A*	3,858,463
Therapeutics - 1.6%
167,541	Gilead Sciences, Inc.*	9,911,726
40,960	United Therapeutics Corp.*	2,366,259
		12,277,985
Toys - 1.2%
469,995	Marvel Entertainment, Inc.*,#	9,399,900
Transportation - Equipment and Leasing - 0.3%
60,220	GATX Corp.#	2,559,350
Transportation - Marine - 0.6%
97,643	Alexander & Baldwin, Inc.#	4,322,656
Transportation - Railroad - 1.0%
182,055	Canadian National Railway Co. (U.S. Shares)	7,964,906
Transportation - Services - 2.3%
171,860	C.H. Robinson Worldwide, Inc.#	9,160,138
142,802	Expeditors International of Washington, Inc.#	7,998,340
		17,158,478
Transportation - Truck - 2.0%
143,685	Con-Way, Inc.	8,323,672
143,280	Landstar System, Inc.	6,767,114
		15,090,786

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Web Hosting/Design - 0.9%
130,423	Equinix, Inc.*	$7,155,006
Wireless Equipment - 1.7%
368,525	Crown Castle International Corp.*	12,728,854
Total Common Stock (cost $512,176,920)		737,204,583
Equity-Linked Structured Note - 1.0%
Finance - Investment Bankers/Brokers - 1.0%
82,605	Morgan Stanley Co., convertible (Celgene Corp.), 0%, 7/26/06 (144A)§ (cost $5,782,350)	7,183,331
Other Securities - 10.3%
78,563,206	State Street Navigator Securities Lending Prime Portfolio† (cost $78,563,206)	78,563,206
Repurchase Agreement - 1.2%
$9,300,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $9,304,123 collateralized by $10,549,733 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 06/25/36 with a value of $9,486,023 (cost $9,300,000)	9,300,000
Total Investments (total cost $605,822,476) – 109.4%		832,251,120
Liabilities, net of Cash, Receivables and Other Assets – (9.4)%		(71,636,235)
Net Assets – 100%		$760,614,885

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$18,508,104	2.2%
Brazil	2,645,074	0.3%
Canada	21,646,386	2.6%
Cayman Islands	3,979,387	0.5%
Ireland	7,815,951	1.0%
Switzerland	5,126,374	0.6%
United Kingdom	9,315,871	1.1%
United States††	763,213,973	91.7%
Total	$832,251,120	100.0%

†† Includes Short-Term Securities and Other Securities (81.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Growth Portfolio
Assets:
Investments at cost(1)	$605,822
Investments at value(1)	$832,251
Cash	1,775
Receivables:
Investments sold	9,160
Portfolio shares sold	243
Dividends	242
Interest	9
Other assets	1
Total Assets	843,681
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	78,563
Investments purchased	2,411
Portfolio shares repurchased	1,586
Advisory fees	395
Transfer agent fees and expenses	1
Distribution fees - Service Shares	50
Non-interested Trustees' fees and expenses	7
Accrued expenses	53
Total Liabilities	83,066
Net Assets	$760,615
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$956,589
Undistributed net investment income/(loss)*	(531)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(421,872)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	226,429
Total Net Assets	$760,615
Net Assets - Institutional Shares	$513,855
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,259
Net Asset Value Per Share	$29.77
Net Assets - Service Shares	$246,760
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,478
Net Asset Value Per Share	$29.10

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $76,718,308 of securities loaned for Janus Aspen Mid Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Mid Cap Growth Portfolio
Investment Income:
Interest	$230
Securities lending income	43
Dividends	2,373
Foreign tax withheld	(24)
Total Investment Income	2,622
Expenses:
Advisory fees	2,551
Transfer agent fees and expenses	2
Registration fees	22
Custodian fees	11
Professional fees	12
Non-interested Trustees' fees and expenses	13
Distribution fees - Service Shares	326
Printing expenses	52
Other expenses	154
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,143
Expense and Fee Offset	(3)
Net Expenses	3,140
Net Investment Income/(Loss)	(518)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	76,487
Net realized gain/(loss) from foreign currency transactions	6
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(55,128)
Net Realized and Unrealized Gain/(Loss) on Investments	21,365
Net Increase/(Decrease) in Net Assets Resulting from Operations	$20,847

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(518)	$(622)
Net realized gain/(loss) from investment and foreign currency transactions	76,493	249,016
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(55,128)	(202,680)
Payment from affiliate (Note 2)	–	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	20,847	45,725
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	27,854	46,429
Service Shares	14,126	45,107
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased(1)
Institutional Shares	(60,370)	(738,113)
Service Shares	(30,152)	(57,069)
Net Increase/(Decrease) from Capital Share Transactions	(48,542)	(703,646)
Net Increase/(Decrease) in Net Assets	(27,695)	(657,921)
Net Assets:
Beginning of period	788,310	1,446,231
End of period	$760,615	$788,310
Undistributed net investment income/(loss)*	$(531)	$(13)

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Mid Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $548,227,740 on the date of redemption.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Mid Cap Growth Portfolio
and through each fiscal year ended December 31	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$29.02	$25.84		$21.40	$15.84	$21.98	$36.30
Income from Investment Operations:
Net investment income/(loss)	– (1)	.08		.02	.01	(.01)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	.75	3.10		4.42	5.55	(6.13)	(14.32)
Total from Investment Operations	.75	3.18		4.44	5.56	(6.14)	(14.32)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	–	–
Distributions (from capital gains)*	–	–		–	–	–	–
Payment from affiliate	–	–	(2)	–	–	–	–
Total Distributions and Other	–	–		–	–	–	–
Net Asset Value, End of Period	$29.77	$29.02		$25.84	$21.40	$15.84	$21.98
Total Return**	2.58%	12.31	%(3)	20.75%	35.10%	(27.93)%	(39.45)%
Net Assets, End of Period (in thousands)	$513,855	$532,085		$1,205,813	$1,649,423	$1,324,273	$2,104,733
Average Net Assets for the Period (in thousands)	$541,203	$706,963		$1,579,383	$1,461,491	$1,609,280	$2,508,186
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.71%	0.67%		0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(5)	0.71%	0.67%		0.66%	0.67%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	(0.01)%		(0.05)%	(0.11)%	(0.07)%	(0.22)%
Portfolio Turnover Rate***	53%	32%		25%	36%	63%	99%
Service Shares For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Mid Cap Growth Portfolio
and through each fiscal year ended December 31	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$28.41	$25.36		$21.05	$15.62	$21.73	$35.97
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.05)		(.05)	(.03)	(.04)	(.09)
Net gain/(loss) on securities (both realized and unrealized)	.75	3.10		4.36	5.46	(6.07)	(14.15)
Total from Investment Operations	.69	3.05		4.31	5.43	(6.11)	(14.24)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	–	–
Distributions (from capital gains)*	–	–		–	–	–	–
Payment from affiliate	–	–	(2)	–	–	–	–
Total Distributions and Other	–	–		–	–	–	–
Net Asset Value, End of Period	$29.10	$28.41		$25.36	$21.05	$15.62	$21.73
Total Return**	2.43%	12.03	%(3)	20.48%	34.76%	(28.12)%	(39.59)%
Net Assets, End of Period (in thousands)	$246,760	$256,225		$240,418	$204,838	$137,089	$169,656
Average Net Assets for the Period (in thousands)	$262,637	$244,487		$211,792	$167,689	$149,682	$146,884
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.96%	0.92%		0.91%	0.92%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(5)	0.96%	0.92%		0.91%	0.92%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.30)%	(0.23)%		(0.28)%	(0.35)%	(0.32)%	(0.48)%
Portfolio Turnover Rate***	53%	32%		25%	36%	63%	99%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index.

Russell Midcap® Growth Index	Consists of stocks from the Russell MidCap® Index with a greater-than-average growth orientation. The Russell MidCap® Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*  Non-income-producing security.

#  Loaned security; a portion or all of the security is on loan at June 30, 2006.

†  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Mid Cap Growth Portfolio
Morgan Stanley Co. convertible, (Celgene Corp.), 0%, 7/26/06 (144A)	2/21/06	$5,782,350	$7,183,331	1.0%
Polytec Asset Holdings, Ltd.	5/5/06	4,007,795	3,979,387	0.5%
		$9,790,145	$11,162,718	1.5%
The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Mid Cap Growth Portfolio	$76,718,308

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Mid Cap Growth Portfolio	$78,563,206

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

16 Janus Aspen Series June 30, 2006

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $799 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $12,540 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

18 Janus Aspen Series June 30, 2006

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Growth Portfolio	$606,206,382	$250,339,242	$(24,294,504)	$226,044,738

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Mid Cap Growth Portfolio(1)	$(420,989,807)	$(53,089,575)	$(24,166,141)	$(498,245,523)

(1)  Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Growth Portfolio	$107,905,953

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	912	1,755
Reinvested dividends and distributions	–	–
Shares repurchased	(1,985)	(30,080)
Net Increase(Decrease) in Portfolio Shares	(1,073)	(28,325)
Shares Outstanding, Beginning of Period	18,332	46,657
Shares Outstanding, End of Period	17,259	18,332
Transactions in Portfolio Shares – Service Shares
Shares sold	473	1,762
Reinvested dividends and distributions	–	–
Shares repurchased	(1,015)	(2,222)
Net Increase(Decrease) in Portfolio Shares	(542)	(460)
Shares Outstanding, Beginning of Period	9,020	9,480
Shares Outstanding, End of Period	8,478	9,020

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Growth Portfolio	$210,080,438	$268,413,383	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for

20 Janus Aspen Series June 30, 2006

the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

22 Janus Aspen Series June 30, 2006

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the
Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Janus Aspen Series June 30, 2006 23

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

24 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings. The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 27

Notes

28 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-702 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Mid Cap Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot

This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by Perkins, Wolf, McDonnell and Company, LLC

Performance Overview

The broad market reversed course in the second half of the six months ended June 30, 2006, tempering the heady gains achieved earlier in the year. Despite expectations for generally strong corporate earnings, inflation worries and rising global interest rates led to greater uncertainty as to when the Federal Reserve Board (Fed) would implement a less restrictive monetary policy and put an end to interest rate increases. During the period, Janus Aspen Mid Cap Value Portfolio's Institutional and Service Shares posted returns of 4.08% and 3.96%, respectively, underperforming the Portfolio's benchmark, the Russell Midcap® Value Index, which climbed 7.02%. Cash had little impact on the period and remains at around 9.4%.

The positive effect of our relatively high exposure in industrials was partially offset by our underweight position in the consumer staples sector, which did well toward the end of the period as investors took a more defensive posture. Our longstanding overweight positions remain in energy, healthcare, and industrials, while we continue to be underweight in financials and utilities. Although our position in utilities detracted from performance in the latter half of the period, it has proven beneficial year to date, as it has since the inception of the Portfolio. Our worst performing group on both a relative and absolute basis was the materials sector.

Strategy in this Environment

We continue to exercise the flexibility allowed in our charter to pursue value wherever we find it within a broad range of market caps. Reflecting the development of better values in larger caps, the average market cap of the Portfolio has moved gradually from below to above the Russell Midcap Value® Index. As of June 30, about 30% of the Portfolio was invested in stocks with market capitalization above $10 billion, and six of our top 15 performing holdings over the last six months were above that mark. Our experience has been that our investment criteria and process add value with larger caps as well as smaller caps. The year-to-date performance of the Portfolio's larger cap holdings, such as Alliance Bernstein, Norfolk Southern, Marathon Oil, Waste Management and Union Pacific, have been above average and indicative of the applicability of our approach in this area.

In the weak materials sector, Chemtura, Ball and Huntsman experienced the biggest declines in the group. These are relatively new positions that were initiated after each had fallen over 10% from recent highs, and 30% in the case of Chemtura. A combination of rising raw material costs and company-specific issues led to further declines in excess of 10% for each stock. All three companies boast solid management teams, strong balance sheets and the ability to generate significant excess cash. We believe they should exhibit strong operating leverage when input costs ease and ultimately revert toward the mean. In the case of Huntsman, we also have the potential catalyst of a corporate restructuring which would split the company into two separate entities. We believe that the current stock price reflects a discount to the sum of its parts valuation and took advantage of the most recent price weakness to increase our position as we did with both Chemtura and Ball.

After a slow start to the year, energy picked up the pace later in the period. We benefited from our longstanding overweight position in the energy sector and some timely purchases in the group, which were made when stocks in this sector temporarily weakened. We added to a number of existing holdings, including Forest Oil, Newfield Exploration and Noble Energy, which we believe trade at a discount to their intrinsic value based on conservative mid-cycle commodity prices. Furthermore, we believe the presence of merger and acquisition activity in the sector validates our long-term thesis that energy prices will remain high as acquiring companies do not base their investment decisions on spot commodity prices, but rather on long-term, sustainable prices. Two of our holdings that were sold in the period were Stone Energy and Western Gas, the latter at a significant premium to our cost basis.

Other Portfolio holdings that benefited from merger and acquisition activity included Univision, which received a bid from a group of private equity investors, and Fisher Scientific, which received a bid from Thermo Electron. Consistent with our style, we bought all of these stocks after they had dropped because of near-term earnings disappointments. We believed that at their reduced prices, the companies' long-term

2 Janus Aspen Series June 30, 2006

(unaudited)

prospects were not being adequately valued. Although we don't know which of our stocks will be targets, we believe that merger and acquisition activity will remain at a high level and will continue to bolster our returns.

Looking Forward

We are encouraged that earnings continue to show good growth and that stock prices have not kept pace, resulting in earnings multiples drifting lower. Corporate balance sheets show improving liquidity, and merger and acquisition activity exhibits signs of sustaining its strong pace. Thus, the near-term macro background is solid, but we think it is adequately reflected in current valuation levels. Moreover, current investor complacency is always subject to disruption by an unforeseeable negative event and long-term problems, such as mounting federal and trade deficits and healthcare liabilities. We continue to be concerned that a market correction could be exacerbated by the extensive use of derivatives.

While interest rates currently remain at reasonable levels, the risk of the Fed overshooting increases with each rate hike. It remains to be seen whether growth will slow or inflation will gain momentum, and whether a financial shock typically associated with the end of a Fed tightening cycle will materialize. Optimistic earnings expectations could be unfulfilled if growth slows.

As always, we are more interested in under-estimated company valuations than the macro backdrop. As it stands, our cash levels remain somewhat above normal levels as we continue to have difficulty finding enough compelling values to replace stocks that have reached our price objectives and no longer have favorable risk/reward characteristics. Should a market correction come to pass, we would expect to see an increase in volatility which, in a long-term context, could create opportunity for our style of investing. Until then, we intend to maintain the patient, disciplined approach that has served the Portfolio well in the past, and we will avail ourselves of opportunities as they present themselves. We are not managing the Portfolio for quarterly returns, or even annual returns. Rather, we are focused on delivering superior multi-year results versus our benchmark and peers.

As always, we appreciate your continued investment in Janus Aspen Mid Cap Value Portfolio.

Janus Aspen Series June 30, 2006 3

Janus Aspen Mid Cap Value Portfolio
(unaudited)

Janus Aspen Mid Cap Value Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P. Investment management firm - U.S.	0.34%
Home Properties, Inc. Real Estate Investment Trust - U.S.	0.33%
Norfolk Southern Corp. Rail transportation company - U.S.	0.32%
Western Gas Resources, Inc. Gas pipeline company - U.S.	0.25%
Noble Energy, Inc. Global independent oil and gas exploration and development company - U.S.	0.24%

5 Largest Detractors from Performance – Holdings

Contribution
Cooper Tire & Rubber Co. Tire replacement manufacturer - U.S.	(0.24)%
Talbots, Inc. Specialty retailer and cataloger of apparel and shoes - U.S.	(0.18)%
Chemtura Corp. Specialty global manufacturer and marketer of specialty chemicals - U.S.	(0.16)%
Westwood One, Inc. Radio & television information services & programming provider - U.S.	(0.15)%
Check Point Software Technologies, Ltd. (U.S. Shares) Internet security provider - U.S.	(0.15)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	1.24%	11.36%	4.62%
Transportation	1.09%	6.63%	2.40%
Real Estate	0.67%	7.06%	10.66%
Banks	0.58%	7.36%	9.80%
Commercial Services & Supplies	0.42%	3.96%	1.56%

5 Largest Detractors from Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Materials	(0.60)%	6.67%	7.09%
Automobiles & Components	(0.20)%	1.69%	1.13%
Retailing	(0.12)%	2.64%	3.62%
Insurance	(0.07)%	6.39%	7.29%
Software & Services	(0.06)%	2.70%	2.91%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006
AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.4%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.7%
Old Republic International Corp. Multi-Line Insurance	1.7%
Newfield Exploration Co. Oil Companies - Exploration and Production	1.6%
SunTrust Banks, Inc. Super-Regional Banks	1.6%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 0.9% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Mid Cap Value Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Aspen Mid Cap Value Portfolio - Institutional Shares#	4.08%	11.63%		18.94%
Janus Aspen Mid Cap Value Portfolio - Service Shares	3.96%	11.28%		18.94%
Russell Midcap® Value Index	7.02%	14.25%		22.95%
Lipper Quartile	N/A	2	nd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	N/A**	25/62		20/55

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Janus Aspen Mid Cap Value Portfolio – Institutional Shares for periods prior to May 1, 2003 are derived from the historical performance of its Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Total returns shown include fee waivers, if any and without such waivers, total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – December 31, 2002

** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

# Institutional Shares inception date – May 1, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,040.80	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,039.60	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

*Expenses are equal to the annualized expense ratio of 0.98% for Institutional Shares and 1.35% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

6 Janus Aspen Series June 30, 2006

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 90.6%
Agricultural Chemicals - 1.5%
16,500	Agrium, Inc. (U.S. Shares)	$383,130
40,000	Mosaic Co.*	626,000
		1,009,130
Apparel Manufacturers - 0.9%
8,900	Jones Apparel Group, Inc.	282,931
10,000	Liz Claiborne, Inc.	370,600
		653,531
Automotive - Truck Parts and Equipment - Original - 0.8%
7,800	Magna International, Inc. - Class A (U.S. Shares)	561,366
Brewery - 0.8%
7,900	Molson Coors Brewing Co. - Class B	536,252
Broadcast Services and Programming - 0.2%
1,795	Liberty Media Holding Corp. - Class A*	150,367
Building - Residential and Commercial - 0.3%
7,700	D.R. Horton, Inc.	183,414
Chemicals - Diversified - 0.5%
20,300	Huntsman Corp.*	351,596
Chemicals - Specialty - 1.8%
70,100	Chemtura Corp.	654,734
15,400	Lubrizol Corp.	613,690
		1,268,424
Coal - 0.7%
10,800	Arch Coal, Inc.	457,596
Commercial Banks - 2.8%
4,900	Compass Bancshares, Inc.	272,440
3,100	HSBC Holdings PLC (ADR)	273,885
30,000	Synovus Financial Corp.	803,400
23,980	Valley National Bancorp	616,526
		1,966,251
Commercial Services - 0.2%
11,500	ServiceMaster Co.	118,795
Commercial Services - Finance - 0.3%
8,600	H&R Block, Inc.	205,196
Computers - Integrated Systems - 0.9%
15,800	Diebold, Inc.	641,796
Containers - Metal and Glass - 1.1%
20,000	Ball Corp.	740,800
Cosmetics and Toiletries - 1.5%
8,100	Alberto-Culver Co.	394,632
6,600	Avon Products, Inc.	204,600
12,000	International Flavors & Fragrances, Inc.*	422,880
		1,022,112
Data Processing and Management - 1.0%
14,800	Fiserv, Inc.*	671,328
Diagnostic Equipment - 0.5%
12,500	Cytyc Corp.*	317,000
Disposable Medical Products - 0.2%
1,800	C.R. Bard, Inc.	131,868

Shares or Principal Amount		Value
Distribution/Wholesale - 1.7%
9,000	Genuine Parts Co.	$374,940
13,800	Tech Data Corp.*	528,678
4,100	W.W. Grainger, Inc.	308,443
		1,212,061
Diversified Operations - 1.4%
7,500	Dover Corp.	370,725
6,200	Illinois Tool Works, Inc.	294,500
11,900	Tyco International, Ltd. (U.S. Shares)	327,250
		992,475
Diversified Operations - Commercial Services - 0.6%
24,600	Cendant Corp.	400,734
E-Commerce/Services - 0.2%
8,975	Liberty Media Holding Corp.*	154,909
Electric - Integrated - 2.2%
36,000	DPL, Inc.	964,800
16,900	PPL Corp.	545,870
		1,510,670
Electronic Components - Miscellaneous - 0.3%
18,600	Flextronics International, Ltd. (U.S. Shares)*	197,532
Electronic Components - Semiconductors - 0.7%
14,900	QLogic Corp.*	256,876
10,600	Xilinx, Inc.	240,090
		496,966
Engineering - Research and Development Services - 0.6%
9,600	URS Corp.*	403,200
Enterprise Software/Services - 0.2%
5,000	Hyperion Solutions Corp.*	138,000
Fiduciary Banks - 1.5%
15,000	Bank of New York Company, Inc.	483,000
15,200	Mellon Financial Corp.	523,336
		1,006,336
Finance - Commercial - 0.5%
6,500	CIT Group, Inc.	339,885
Food - Confectionary - 0.8%
12,600	J.M. Smucker Co.	563,220
Food - Diversified - 0.5%
8,100	H.J. Heinz Co.	333,882
Food - Wholesale/Distribution - 0.3%
6,200	Supervalu, Inc.	190,340
Hotels and Motels - 0.9%
22,900	Hilton Hotels Corp.	647,612
Human Resources - 0.3%
3,100	Manpower, Inc.	200,260
Industrial Gases - 0.8%
8,500	Air Products and Chemicals, Inc.	543,320
Instruments - Scientific - 1.0%
9,600	Fisher Scientific International, Inc.*	701,280
Insurance Brokers - 0.3%
7,600	Arthur J. Gallagher & Co.	192,584
Internet Infrastructure Equipment - 0.8%
21,300	Avocent Corp.*	559,125

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Internet Security - 0.9%
35,000	Check Point Software Technologies, Ltd. (U.S. Shares)*	$615,300
Investment Management and Advisory Services - 4.7%
27,700	AllianceBernstein Holding L.P.	1,693,578
10,900	Federated Investors, Inc. - Class B	343,350
5,400	Franklin Resources, Inc.	468,774
2,600	Legg Mason, Inc.	258,752
26,600	Waddell & Reed Financial, Inc. - Class A	546,896
		3,311,350
Machinery - Farm - 0.5%
4,000	Deere & Co.	333,960
Medical - Biomedical and Genetic - 1.4%
9,100	Charles River Laboratories International, Inc.*	334,880
9,500	Invitrogen Corp.*	627,665
		962,545
Medical - Drugs - 1.1%
7,900	Endo Pharmaceuticals Holdings, Inc.*	260,542
5,400	Kos Pharmaceuticals, Inc.*	203,148
6,300	Wyeth	279,783
		743,473
Medical - Generic Drugs - 0.5%
20,100	Perrigo Co.	323,610
Medical - Hospitals - 0.7%
23,400	Health Management Associates, Inc. - Class A	461,214
Medical - Nursing Homes - 0.6%
8,500	Manor Care, Inc.	398,820
Medical Instruments - 0.7%
9,000	Beckman Coulter, Inc.	499,950
Medical Labs and Testing Services - 0.6%
6,300	Laboratory Corporation of America Holdings*	392,049
Medical Products - 1.3%
11,500	Biomet, Inc.	359,835
7,600	Cooper Companies, Inc.	336,604
4,000	Henry Schein, Inc.*	186,920
		883,359
Metal - Aluminum - 0.5%
10,900	Alcoa, Inc.	352,724
Multi-Line Insurance - 1.7%
55,000	Old Republic International Corp.	1,175,350
Multimedia - 0.5%
6,500	McGraw-Hill Companies, Inc.	326,495
Networking Products - 0.6%
12,600	Foundry Networks, Inc.*	134,316
16,500	Juniper Networks, Inc.*	263,835
		398,151
Non-Hazardous Waste Disposal - 1.6%
10,300	Republic Services, Inc.	415,502
18,900	Waste Management, Inc.	678,132
		1,093,634

Shares or Principal Amount		Value
Office Automation and Equipment - 2.1%
22,000	Pitney Bowes, Inc.	$908,600
40,000	Xerox Corp.*	556,400
		1,465,000
Oil - Field Services - 0.7%
6,000	BJ Services Co.	223,560
3,700	Halliburton Co.	274,577
		498,137
Oil and Gas Drilling - 0.3%
6,500	Precision Drilling Trust (U.S. Shares)	215,800
Oil Companies - Exploration and Production - 7.5%
9,100	Anadarko Petroleum Corp.	433,979
3,300	Apache Corp.	225,225
10,900	Cimarex Energy Co.	468,700
2,500	Encore Acquisition Co.*	67,075
23,100	Forest Oil Corp.*	765,996
11,100	Murphy Oil Corp.	620,046
22,400	Newfield Exploration Co.*	1,096,255
17,018	Noble Energy, Inc.	797,463
13,685	Southwestern Energy Co.*	426,425
8,900	St. Mary Land & Exploration Co.	358,225
		5,259,389
Oil Companies - Integrated - 0.7%
5,800	Marathon Oil Corp.	483,140
Oil Refining and Marketing - 0.5%
4,800	Sunoco, Inc.	332,592
Paper and Related Products - 1.8%
15,000	Potlatch Corp.	566,250
16,200	Smurfit-Stone Container Corp.*	177,228
12,500	Temple-Inland, Inc.	535,875
		1,279,353
Pharmacy Services - 0.6%
8,900	Omnicare, Inc.	422,038
Property and Casualty Insurance - 0.8%
9,500	Mercury General Corp.	535,515
Publishing - Periodicals - 0.2%
10,000	Reader's Digest Association, Inc.	139,600
Radio - 0.4%
18,900	Cox Radio, Inc. - Class A*	272,538
Real Estate Operating/Development - 0.3%
4,000	St. Joe Co.	186,160
Reinsurance - 2.7%
396	Berkshire Hathaway, Inc. - Class B*	1,205,028
27,300	IPC Holdings, Ltd.	673,218
		1,878,246
REIT - Apartments - 1.1%
3,800	Archstone-Smith Trust, Inc.	193,306
10,800	Home Properties, Inc.	599,508
		792,814
REIT - Forestry - 0.7%
13,900	Plum Creek Timber Company, Inc.	493,450
REIT - Health Care - 0.3%
7,900	Health Care Property Investors, Inc.	211,246

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
REIT - Office Property - 0.9%
2,800	Alexandria Real Estate Equities, Inc.	$248,304
12,500	BioMed Realty Trust, Inc.	374,250
		622,554
REIT – Paper and Related Products - 0.9%
16,800	Rayonier, Inc.	636,888
REIT - Regional Malls - 0.5%
4,500	Macerich Co.	315,900
REIT - Shopping Centers - 0.2%
4,500	Weingarten Realty Investors	172,260
REIT - Warehouse and Industrial - 1.1%
14,000	ProLogis	729,680
Resorts and Theme Parks - 0.4%
8,400	Intrawest Corp. (U.S. Shares)	267,624
Retail - Apparel and Shoe - 1.3%
22,100	Foot Locker, Inc.	541,229
10,000	Gap, Inc.	174,000
11,400	Talbots, Inc.	210,330
		925,559
Retail - Auto Parts - 1.0%
11,700	Advance Auto Parts, Inc.	338,130
4,100	AutoZone, Inc.*	361,620
		699,750
Retail - Drug Store - 1.0%
22,100	CVS Corp.	678,470
Retail - Restaurants - 0.3%
10,600	Applebee's International, Inc.	203,732
Rubber - Tires - 0.6%
34,400	Cooper Tire & Rubber Co.	383,216
Savings/Loan/Thrifts - 0.7%
16,930	Astoria Financial Corp.	515,519
Super-Regional Banks - 2.9%
7,400	PNC Bank Corp.	519,258
14,368	SunTrust Banks, Inc.	1,095,704
15,800	U.S. Bancorp	487,904
		2,102,866
Telecommunication Equipment - 0.2%
16,200	Andrew Corp.*	143,532
Telephone - Integrated - 1.6%
13,100	ALLTEL Corp.	836,173
6,600	CenturyTel, Inc.	245,190
		1,081,363
Television - 0.5%
11,200	Univision Communications, Inc. - Class A*	375,200
Toys - 0.3%
11,300	Mattel, Inc.	186,563
Transportation - Railroad - 3.5%
6,300	CSX Corp.	443,772
28,900	Kansas City Southern*	800,530
12,300	Norfolk Southern Corp.	654,606
6,700	Union Pacific Corp.	622,832
		2,521,740
Transportation - Services - 1.3%
36,600	Laidlaw International, Inc.	922,320

Shares or Principal Amount		Value
Transportation - Truck - 1.2%
32,500	J.B. Hunt Transport Services, Inc.	$809,575
Total Common Stock (cost $57,048,798)		62,802,526
Repurchase Agreement - 6.3%
$4,400,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $4,401,951 collateralized by $4,991,272 in U.S. Government Agencies 0%-7.927%, 5/15/13-6/25/36 with a value of $4,488,011 (cost $4,400,000)	4,400,000
Short-Term U.S. Government Agency - 4.4%
3,100,000	Federal Home Loan Bank System 5.195%, 8/18/06 (amortized cost $3,078,527)	3,078,527
Short-Term U.S. Treasury Bill - 0.1%
75,000	U.S. Treasury Bill 4.745%, 8/10/06** (amortized cost $74,605)	74,605
Total Investments (total cost $64,601,930) – 101.4%		70,355,658
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(962,215)
Net Assets – 100%		$69,393,443

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,000,468	1.4%
Canada	1,427,920	2.0%
Israel	615,300	0.9%
Singapore	197,532	0.3%
United Kingdom	273,885	0.4%
United States††	66,840,553	95.0%
Total	$70,355,658	100.0%

†† Includes Short-Term Securities (84.3% excluding Short-Term Securities)

Financial Futures – Long
10 Contracts	S&P 400® (Emini) expires September 2006, principal amount $727,076, value $771,600 cumulative appreciation	$44,524

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Value Portfolio
Assets:
Investments at cost	$64,602
Investments at value	$70,356
Cash	79
Receivables:
Investments sold	746
Portfolio shares sold	86
Dividends	68
Interest	1
Other assets	–
Variation margin	4
Total Assets	71,340
Liabilities:
Payables:
Investments purchased	1,211
Portfolio shares repurchased	653
Dividends	3
Advisory fees	36
Transfer agent fees and expenses	–
Distribution fees - Service Shares	12
Administrative services fees - Service Shares	5
Non-interested Trustees' fees and expenses	3
Accrued expenses	24
Total Liabilities	1,947
Net Assets	$69,393
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$64,839
Undistributed net investment income/(loss)*	59
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,303)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	5,798
Total Net Assets	$69,393
Net Assets - Institutional Shares	$8,689
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	576
Net Asset Value Per Share	$15.08
Net Assets - Service Shares	$60,704
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,043
Net Asset Value Per Share	$15.02

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Mid Cap Value Portfolio
Investment Income:
Interest	$144
Dividends	694
Foreign tax withheld	(2)
Total Investment Income	836
Expenses:
Advisory fees	201
Transfer agent expenses	2
Registration fees	17
Custodian fees	11
Professional fees	12
Non-interested Trustees' fees and expenses	1
Distribution fees - Service Shares	67
Administrative services fees - Service Shares	27
System fees	16
Legal fees	5
Printing fees	21
Proxy fees	23
Other expenses	4
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	407
Expense and Fee Offset	–
Net Expenses	407
Net Investment Income/(Loss)	429
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	2,068
Net realized gain/(loss) from foreign currency transactions	–
Net realized gain/(loss) from futures contracts	(91)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(345)
Net Gain/(Loss) on Investments	1,632
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,061

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$429	$431
Net realized gain/(loss) from investment and foreign currency transactions	2,068	3,826
Net realized gain/(loss) from futures contracts	(91)	55
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(345)	386
Payment from affiliate (Note 2)	–	8
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,061	4,706
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(69)	(84)
Service Shares	(378)	(283)
Net realized gain from investment transactions*
Institutional Shares	(432)	(985)
Service Shares	(2,842)	(3,623)
Net Decrease from Dividends and Distributions	(3,721)	(4,975)
Capital Share Transactions:
Shares sold
Institutional Shares	1,754	2,564
Service Shares	16,239	15,948
Reinvested dividends and distributions
Institutional Shares	502	1,069
Service Shares	3,216	3,906
Shares repurchased
Institutional Shares	(3,402)	(3,744)
Service Shares	(3,572)	(4,722)
Net Increase/(Decrease) from Capital Share Transactions	14,737	15,021
Net Increase/(Decrease) in Net Assets	13,077	14,752
Net Assets:
Beginning of period	56,316	41,564
End of period	$69,393	$56,316
Undistributed net investment income/(loss)*	$59	$77

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Mid Cap Value Portfolio
and through each fiscal year or period ended December 31	2006	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$15.32	$15.54		$13.61	$10.07
Income from Investment Operations:
Net investment income/(loss)	.14	.19		.04	.03
Net gain/(loss) on securities (both realized and unrealized)	.48	1.31		2.39	3.54
Total from Investment Operations	.62	1.50		2.43	3.57
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.13)		(.04)	(0.3)
Distributions (from capital gains)*	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	(2)	–	–
Total Distributions and Other	(.86)	(1.72)		(.50)	(.03)
Net Asset Value, End of Period	$15.08	$15.32		$15.54	$13.61
Total Return**	4.08%	10.43	%(3)	18.19%	35.41%
Net Assets, End of Period (in thousands)	$8,689	$9,922		$10,099	$6,070
Average Net Assets for the Period (in thousands)	$9,207	$10,160		$8,108	$4,457
Ratio of Gross Expenses to Average Net Assets***(4)	0.98%	0.87%		1.01%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	0.98%	0.86%		1.01%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.69%	1.16%		0.31%	0.46%
Portfolio Turnover Rate***	85%	74%		92%	120%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Mid Cap Value Portfolio
and through each fiscal year ended December 31	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$15.26	$15.52		$13.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	.11		– (5)	.02
Net gain/(loss) on securities (both realized and unrealized)	.51	1.32		2.37	3.60
Total from Investment Operations	.60	1.43		2.37	3.62
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.10)		– (5)	(.01)
Distributions (from capital gains)*	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	(2)	–	–
Total Distributions and Other	(.84)	(1.69)		(.46)	(.01)
Net Asset Value, End of Period	$15.02	$15.26		$15.52	$13.61
Total Return**	3.96%	9.93	%(3)	17.79%	36.24%
Net Assets, End of Period (in thousands)	$60,704	$46,394		$31,465	$23,628
Average Net Assets for the Period (in thousands)	$54,011	$36,590		$25,782	$14,025
Ratio of Gross Expenses to Average Net Assets***(4)	1.35%	1.22%		1.36%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.35%	1.22%		1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.32%	0.86%		(0.05)%	0.20%
Portfolio Turnover Rate***	85%	74%		92%	120%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Mid Cap Value Portfolio	$74,605

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares, which commenced operations on May 1, 2003 and December 31, 2002, respectively. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which

16 Janus Aspen Series June 30, 2006

is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Effective February 1, 2006, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Perkins, Wolf, McDonnell and Company, LLC. ("Perkins") serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expense incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services may receive from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $73 was paid by the Portfolio.

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $180 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Value Portfolio	$64,766,965	$7,867,368	$(2,278,675)	$5,588,693

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the fiscal year ended December 31, 2005 Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	Accumulated Capital Losses
Janus Aspen Mid Cap Value Portfolio(1)	$(171,318)	$(2,388,850)	$(640,042)	$(3,200,210)

(1)  Capital loss carryover is subject to annual limitations.

18 Janus Aspen Series June 30, 2006

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Value Portfolio	$640,042

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period June 30, 2006 (unaudited) and each fiscal year or period ended December 31	Institutional Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen Mid Cap Value Portfolio	0.98%	0.87%	1.01%	1.36%

For the six-month period June 30, 2006 (unaudited) and each fiscal year or period ended December 31	Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Mid Cap Value Portfolio	1.35%	1.22%	1.36%	1.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares:
Shares sold	112	169
Reinvested dividends and distributions	33	74
Shares repurchased	(217)	(245)
Net Increase/(Decrease) in Portfolio Shares	(72)	(2)
Shares Outstanding, Beginning of Period	648	650
Shares Outstanding, End of Period	576	648
Transactions in Portfolio Shares – Service Shares:
Shares sold	1,015	1,054
Reinvested dividends and distributions	215	271
Shares repurchased	(227)	(313)
Net Increase/(Decrease) in Portfolio Shares	1,003	1,012
Shares Outstanding, Beginning of Period	3,040	2,028
Shares Outstanding, End of Period	4,043	3,040

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Value Portfolio	$34,633,515	$24,040,637	$–	$–

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series June 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

22 Janus Aspen Series June 30, 2006

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

24 Janus Aspen Series June 30, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that is used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-719 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Money Market Portfolio

Look Inside. . .

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Schedule of Investments	3

Statement of Assets and Liabilities	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Financial Highlights	7

Notes to Schedule of Investments	8

Notes to Financial Statements	9

Additional Information	13

Explanations of Charts, Tables and Financial Statements	16

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears on page 2 of this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive one-half of its advisory fee for the Portfolio. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Money Market
Portfolio (unaudited)

Eric Thorderson

portfolio manager

Average Annual Total Return
For the period ended June 30, 2006

Institutional Shares
Fiscal Year-to-Date	2.18%
1 Year	3.95%
5 Year	2.07%
10 Year	3.71%
Since Inception (May 1, 1995)	3.87%
Seven-Day Current Yield Institutional Shares:
With Reimbursement	4.93%
Without Reimbursement	3.71%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains.

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of the Janus Aspen Money Market Portfolio than the total return.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Portfolio's yields and total returns would have been lower.

Portfolio Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,021.80	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

*Expenses are equal to the annualized expense ratio of 0.50% for Institutional Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See Notes to Schedule of Investments and Financial Statements.

2 Janus Aspen Series June 30, 2006

Janus Aspen Money Market Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Principal Amount		Value
Commercial Paper - 32.6%
$350,000	Aquinas Funding LLC 5.46%, 12/27/06 (Section 4(2))	$340,498
390,000	BancoBilbao Vizcaya Argentaria 5.18%, 7/7/06 (Section4(2))	389,663
350,000	Bryant Park Funding LLC 5.35%, 9/15/06 (Section 4(2))	346,047
350,000	BTM Capital Corp. 5.31%, 8/18/06 (Section 4(2))	347,522
350,000	Davis Square Funding IV Corp. 5.27%, 7/20/06 (Section 4(2))	349,027
390,000	Gotham Funding Corp. 5.21%, 7/13/06 (Section 4(2))	389,323
390,000	La Fayette Asset Securitization LLC 5.31%, 9/7/06 (Section 4(2))	386,088
350,000	Links Finance LLC 5.22%, 7/10/06 (144A)§	349,543
388,000	Nieuw Amsterdam Receivables Corp. 5.35%, 9/15/06 (Section 4(2))	383,618
350,000	Stanfield Victoria Funding LLC 5.32%, 9/5/06 (144A)§	346,800
280,000	Thames Asset Global Securitization 5.35%, 9/14/06 (Section 4(2))	276,879
390,000	Victory Receivables Corp. 5.21%, 7/17/06 (Section 4(2))	389,097
Total Commercial Paper (cost $4,294,105)		4,294,105
Taxable Variable Rate Demand Notes - 28.4%
300,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone), 5.43%, 3/15/33	300,000
780,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell) Series B, 5.47%, 10/1/19	780,000
1,510,000	Cunat Capital Corp., Series 1998-A 5.43%, 12/1/28	1,510,000
810,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project), 5.40%, 12/22/24	810,000
335,000	Ohio State Higher Education Facilities Revenue(Columbus College Project) Series 2003A, 5.43%, 9/1/07	335,000
Total Taxable Variable Rate Demand Notes (cost $3,735,000)		3,735,000
Repurchase Agreements - 28.1%
500,000	Bear Stearns & Company, Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $500,222 collateralized by $583,218 in U.S. Government Agencies 5.00% - 6.50%, 6/15/31 - 6/1/36 with a value of $510,006 (cost $500,000)	500,000
3,200,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $3,201,419 collateralized by $3,630,016 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $3,264,008 (cost $3,200,000)	3,200,000
Total Repurchase Agreements (cost $3,700,000)		3,700,000

Principal Amount		Value
Short-Term U.S. Government Agencies - 9.3%
	Fannie Mae:
$509,000	5.15%, 7/26/06	$507,180
500,000	5.23%, 12/5/06	488,596
	Freddie Mac
230,000	5.148%, 7/21/06	229,342
Total Short-Term U.S. Government Agencies (cost $1,225,118)		1,225,118
Total Investments (total cost $12,954,223) – 98.4%		12,954,223
Cash, Receivables and Other Assets, net of Liabilities – 1.6%		212,563
Net Assets – 100%		$13,166,786

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 3

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Money Market Portfolio
Assets:
Investments at cost	$12,954
Investments at value	$9,254
Repurchase agreements	3,700
Cash	13
Receivables:
Portfolio shares sold	195
Interest	22
Due from adviser	13
Other assets	–
Total Assets	13,197
Liabilities:
Payables:
Dividends	1
Advisory fees	3
Transfer agent fees and expenses	–
Non-interested Trustees' fees and expenses	2
Accrued expenses	24
Total Liabilities	30
Net Assets	$13,167
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$13,167
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments*	–
Total Net Assets	$13,167
Net Assets - Institutional Shares	$13,167
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,167
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

4 Janus Aspen Series June 30, 2006

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Money Market Portfolio
Investment Income:
Interest	$277
Total Investment Income	277
Expenses:
Advisory fees	14
Transfer agent expenses	1
Registration fees	12
Custodian fees	3
Professional fees	7
Non-interested Trustees' fees and expenses	1
System fees	14
Legal fees	5
Printing fees	15
Proxy fees	5
Other expenses	2
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	79
Expense and Fee Offset	–
Net Expenses	79
Less: Excess Expense Reimbursement	(51)
Net Expenses after Expense Reimbursement	28
Net Investment Income/(Loss)	249
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	–
Net Realized Gain/(Loss) on Investments	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$249

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 5

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year or period ended December 31, 2005	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2006	2005(1)
Operations:
Net investment income/(loss)	$249	$347
Net realized gain/(loss) from investment	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	249	347
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(249)	(347)
Service Shares	N/A	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	N/A	–
Net Decrease from Dividends and Distributions	(249)	(347)
Capital Share Transactions:
Shares sold
Institutional Shares	6,745	7,319
Service Shares	N/A	–
Reinvested dividends and distributions
Institutional Shares	249	347
Service Shares	N/A	–
Shares repurchased
Institutional Shares	(4,187)	(9,444)
Service Shares	N/A	(11)
Net Increase/(Decrease) from Capital Share Transactions	2,807	(1,789)
Net Increase/(Decrease) in Net Assets	2,807	(1,789)
Net Assets:
Beginning of period	10,360	12,149
End of period	$13,167	$10,360
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

(1) Period January 1, 2005 to March 28, 2005 for Service Shares (Note 1).

See Notes to Financial Statements.

6 Janus Aspen Series June 30, 2006

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Money Market Portfolio
and through each fiscal year ended December 31	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.03	.01	.01	.02	.04
Net gain/(loss) on securities	– (1)	– (1)	– (1)	– (1)	–	–
Total from Investment Operations	.02	.03	.01	.01	.02	.04
Less Distributions:
Dividends (from net investment income)*	(.02)	(.03)	(.01)	(.01)	(.02)	(.04)
Distributions (from capital gains)*	–	–	– (1)	– (1)	–	–
Total Distributions	(.02)	(.03)	(.01)	(.01)	(.02)	(.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	2.18%	2.94%	1.09%	0.86%	1.63%	4.22%
Net Assets, End of Period (in thousands)	$13,167	$10,360	$12,138	$20,761	$73,402	$100,231
Average Net Assets for the Period (in thousands)	$11,481	$12,086	$14,396	$31,124	$93,310	$96,524
Ratio of Gross Expenses to Average Net Assets***(2)	0.50%	0.50%	0.50%	0.50%	0.39%	0.34%
Ratio of Net Expenses to Average Net Assets***(2)	0.50%	0.50%	0.50%	0.50%	0.39%	0.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.37%	2.87%	1.04%	0.87%	1.63%	4.07%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 7

Notes to Schedule of Investments (unaudited)

144	A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Money Market Portfolio
Links Finance LLC 5.22%, 7/10/06 (144A)	6/20/06	$350,000	$349,543	2.7%
Stanfield Victoria Funding LLC 5.32%, 9/5/06 (144A)	6/21/06	346,069	346,800	2.6%
		$696,069	$696,343	5.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2006.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Money Market Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States

Janus Aspen Series June 30, 2006 9

Notes to Financial Statements (unaudited) (continued)

of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $14 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

10 Janus Aspen Series June 30, 2006

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31	Institutional Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Money Market Portfolio	1.39%	0.86%	0.98%	0.78%	0.39%	0.34%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Money Market Portfolio
	2006	2005
Transactions in Portfolio Shares - Institutional Shares
Shares sold	6,746	7,319
Reinvested dividends and distributions	248	347
Shares repurchased	(4,187)	(9,444)
Net Increase/(Decrease) in Capital Share Transactions	2,807	(1,778)
Shares Outstanding, Beginning of Period	10,360	12,138
Shares Outstanding, End of Period	13,167	10,360
Transactions in Portfolio Shares - Service Shares(1)
Shares sold	N/A	–
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(11)
Net Increase/(Decrease) in Capital Share Transactions	N/A	(11)
Shares Outstanding, Beginning of Period	N/A	11
Shares Outstanding, End of Period	N/A	–

(1)  Period from January 1, 2005 through March 28, 2005 for Service Shares (Note 1).

Janus Aspen Series June 30, 2006 11

Notes to Financial Statements (unaudited) (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12 Janus Aspen Series June 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for

Janus Aspen Series June 30, 2006 13

Additional Information (unaudited) (continued)

certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

14 Janus Aspen Series June 30, 2006

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Aspen Series June 30, 2006 15

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital. The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses and gains and losses on securities.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

16 Janus Aspen Series June 30, 2006

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Portfolio. Following is the total of realized gains. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

Janus Aspen Series June 30, 2006 17

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (7/06)

C-0706-294  109-24-708 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Small Company Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Portfolio Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (where applicable); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Small Company Value
Portfolio (unaudited)

Portfolio Snapshot

This portfolio searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

While small-cap stocks thrived during the first half of the six-month period ended June 30, 2006, significantly outperforming the large-cap market, they were less affected by fundamentals in the latter half of the period than by market sentiment, which took a negative turn in mid-May. After a bullish first three months of the year, volatility and risk aversion materialized in the face of interest-rate and inflation worries, while investors' main concern appeared to be the direction of the Federal Reserve Board (Fed). Presumed earlier in the year to be ending its tightening cycle, the Fed issued more hawkish statements in early May that led investors to re-evaluate the situation. Furthermore, central banks in other parts of the world have also been removing liquidity from the system. During the period, rates increased not only in the United States, but also in Europe and several emerging markets.

Despite a more uncertain environment toward the end of the six-month period, Janus Aspen Small Company Value Portfolio's Service Shares enjoyed positive returns of 9.42%, slightly underperforming the Portfolio's benchmark, the Russell 2000® Value Index, which gave back 10.44%. With nearly 80 holdings and a median market capitalization of approximately $1.3 billion, the Portfolio offers relatively strong diversification across the small-cap universe – a trait that has been beneficial during these volatile times.

Standouts During the Period

Leading performance was TETRA Technologies, which is the Portfolio's largest holding. TETRA supplies chemicals used by the oil and gas industry to facilitate the drilling and servicing of wells. The company turned in outstanding first-quarter results and maintained its strong performance with a 28.8% return in the second quarter. With drilling activity showing no signs of slowing down, TETRA's products have remained in high demand thus far in 2006. Indeed, energy-related stocks as a whole appeared immune to the period's volatility – a trend that benefited the Portfolio given our overweight position versus the benchmark in energy names.

Stewart & Stevenson, a manufacturer of vehicles for the defense industry, also boosted returns. The company's announcement in February that it would be acquired by Armor Holdings, another defense contractor, sent Stewart & Stevenson's stock soaring.

Two other standouts were RTI International Metals and the Genlyte Group. RTI has been a stellar performer – both during this period and on a one-year basis. Commodity metals have gained tremendous ground recently, a trend that has certainly benefited RTI. Meanwhile, Genlyte, which manufactures lights and lighting fixtures for both commercial and residential use, continued to perform well, and in February announced the highest fourth-quarter earnings and sales growth in its history.

Maverick Tube, which makes welded steel tubes and line pipe products used in the oil fields, also contributed during the period. While demand is up because of a current shortage of Maverick's products in the market, the real catalyst behind the company's sharp gain was its merger with fellow pipe producer Tenaris SA. Tenaris announced the acquisition of Maverick in June, sending Maverick's stock significantly higher. We believe this event exemplifies an ongoing development in the small- and mid-cap markets. With so much excess liquidity in the form of both private and corporate equity, acquisitions have been occurring on a regular basis.

Holdings that Detracted During the Period

On the flip side, our worst performer was The Mills Corporation, a retail mall real estate investment trust (REIT) that we purchased late last year after it lagged the REIT industry and appeared to be undervalued. Unfortunately, since then the company has continued to struggle, and it is currently facing a formal investigation by the Securities and Exchange Commission. At this time, there is the possibility of fraud at the company. In light of this development – and given that Mills may have trouble selling its malls if its financials aren't deemed reliable – we eliminated our entire position following the company's poor showing in the first quarter. This move was in keeping with our decision to cut back our overall weighting in REITs. Many names in this area have been increasing in value since 2000, and we believe that the industry could be peaking.

2 Janus Aspen Series June 30, 2006

(unaudited)

Another detractor was Fleetwood, a top producer of recreational vehicles (RVs) and manufactured homes. The company's stock fell following a negative earnings pre-announcement in which Fleetwood described soft markets for both motor and factory homes. We believe that part of this softness can be traced to a falloff in hurricane relief. After Hurricanes Katrina and Rita, the Federal Emergency Management Agency (FEMA) became a key buyer of Fleetwood homes. This spate of buying has since abated. In addition, Fleetwood's current line-up of motor homes has failed to attract consumers' attention, resulting in a loss of market share to competitors like Thor Industries (another Portfolio holding). As a result, we have liquidated the holding.

Another laggard was Ligand Pharmaceuticals, which markets a drug called AVINZA, used to treat chronic pain. While this product is promising, the company has failed to market the drug well. Nevertheless, we've retained Ligand in the Portfolio because it is an attractive takeout candidate, and we believe we could realize a significant gain if the right buyer steps in at the right time. Unfortunately, questions about whether Ligand will be able to sell itself in a timely manner surfaced, pressuring the stock price. We will be watching it closely in the second half of the year to determine if these questions are warranted.

Looking Forward

Turning to our outlook for the market, we feel that the U.S. economy has reached an interesting juncture. Most investors are focused on the Federal Reserve Board, waiting to see whether Fed Chairman Ben Bernanke can engineer a mid-cycle slowdown without triggering a recession. If he and the Fed implement too many rate hikes in their attempt to mitigate inflation, the next six months could be challenging – especially in light of the tightening we've seen from other central banks around the world.

Meanwhile, the housing market has cooled off in recent months. If Americans stop using home equity to fuel their spending, and if jobs in the construction sector dry up, both the economy and the stock market will feel the impact of this shift. To help guard against the potential for less spending, we have reduced our weighting in the consumer discretionary sector. We've also been tracking valuations in the small-cap space carefully, as small caps have outperformed for the last three to five years and are at historically upper-end prices. At the same time, the pullback we experienced during the latter half of the period has created some opportunities to invest in names whose strong fundamentals do not justify a price reduction, in our opinion.

Going forward, we will be monitoring all of these elements with great care. However, we believe that by applying a disciplined, bottom-up approach, we can uncover undervalued small-cap names in any market environment.

Thank you for your investment in Janus Aspen Small Company Value Portfolio.

Janus Aspen Series June 30, 2006 3

Janus Aspen Small Company Value
Portfolio (unaudited)

Janus Aspen Small Company Value Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
TETRA Technologies, Inc. Energy services company - U.S.	2.14%
Stewart & Stevenson Services, Inc. Tactical vehicles designer, manufacturer and services for United States Army - U.S.	1.08%
SI Green Realty Corp. Real Estate Investment Trust - U.S.	0.72%
Genlyte Group, Inc. Lighting fixtures designer and manufacturer - U.S.	0.71%
Maverick Tube Corp. Manufacturer of steel tubular products used in energy and industrial applications - U.S.	0.65%

5 Largest Detractors from Performance – Holdings

Contribution
Mills Corp. Real Estate Investment Trust - Office property - U.S.	(0.67)%
Fleetwood Enterprises, Inc. Online travel services provider - U.S.	(0.44)%
EFJ, Inc. Wireless equipment parent company - U.S.	(0.42)%
National Financial Partners Corp. Independent distributor of financial services products - U.S.	(0.36)%
HNI Corp. Office furniture manufacturer - U.S.	(0.34)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.40%	9.82%	4.92%
Capital Goods	2.29%	7.10%	11.47%
Banks	1.95%	18.19%	14.99%
Real Estate	1.24%	10.64%	10.86%
Materials	0.71%	4.20%	6.43%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Commercial Services & Supplies	(0.62)%	6.96%	3.01%
Retailing	(0.38)%	1.88%	3.64%
Pharmaceuticals & Biotechnology	(0.24)%	3.42%	2.15%
Insurance	(0.15)%	2.36%	4.13%
Consumer Durables & Apparel	(0.01)%	2.66%	3.10%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006

TETRA Technologies, Inc. Oil - Field Services	2.6%
Applied Industrial Technologies, Inc. Machinery - General Industrial	2.5%
Genlyte Group, Inc. Building Products - Lighting Fixtures	2.5%
National Financial Partners Corp. Investment Management and Advisory Services	2.2%
SL Green Realty Corp. REIT - Office Property	2.0%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Small Company Value Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Aspen Small Company Value Portfolio - Service Shares	9.42%	10.91%		20.16%
Russell 2000® Value Index	10.44%	14.61%		23.04%
Lipper Quartile	N/A	3	rd	2	nd
Lipper Ranking - Service Shares based on total returns for Variable Annuity Small-Cap Core Funds	N/A**	89/125		45/105

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Portfolios that invest in REITs may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2007. Without such waivers total returns would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Explanations of Charts, Tables and Financial Statements

* The Portfolio's inception date – December 31, 2002

** The fiscal year-to-date Lipper ranking for the Portfolio's Service Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,094.20	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.45

*Expenses are equal to the annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

6 Janus Aspen Series June 30, 2006

Janus Aspen Small Company Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 96.4%
Apparel Manufacturers - 1.2%
12,348	Quiksilver, Inc.*	$150,399
Applications Software - 1.0%
8,955	Quest Software, Inc.*	125,728
Building - Mobile Home and Manufactured Homes - 0.9%
2,299	Thor Industries, Inc.	111,387
Building and Construction - Miscellaneous - 1.4%
8,405	Dycom Industries, Inc.*	178,942
Building Products - Lighting Fixtures - 2.5%
4,452	Genlyte Group, Inc.*	322,458
Chemicals - Diversified - 1.0%
2,085	FMC Corp.	134,253
Chemicals - Specialty - 0.9%
3,547	Cabot Corp.	122,442
Collectibles - 1.6%
5,468	RC2 Corp.*	211,393
Commercial Banks - 14.4%
4,689	1st Source Corp.	158,629
4,807	BancFirst Corp.	215,114
4,849	Camden National Corp.	193,475
7,328	Community Bank System, Inc.	147,806
1,030	First Citizens BancShares, Inc. - Class A	206,515
6,309	First Commonwealth Financial Corp.	80,124
3,955	Omega Financial Corp.	123,831
5,320	Peoples Bancorp, Inc.	158,749
4,980	Simmons First National Corp. - Class A	144,470
4,905	TriCo Bancshares	134,299
3,868	UMB Financial Corp.	128,959
5,967	Washington Trust Bancorp, Inc.	165,405
		1,857,376
Commercial Services - 1.5%
4,767	Steiner Leisure, Ltd.*	188,440
Computer Services - 1.0%
2,238	CACI International, Inc.*	130,543
Consulting Services - 1.7%
8,390	FTI Consulting, Inc.*	224,600
Diversified Operations - 0.5%
241,259	Polytec Asset Holdings, Ltd.§	61,819
Electric - Integrated - 0.7%
3,406	Otter Tail Corp.	93,086
Electronic Components - Semiconductors - 2.3%
21,280	MIPS Technologies, Inc.*	129,170
7,126	Zoran Corp.*	173,446
		302,616
Electronic Measuring Instruments - 1.3%
3,663	Trimble Navigation, Ltd.*	163,516
Food - Canned - 1.0%
11,641	Del Monte Foods Co.	130,728
Food - Diversified - 1.8%
7,102	J & J Snack Foods Corp.	234,863
Food - Retail - 2.1%
4,250	Ruddick Corp.	104,168
4,052	Weis Markets, Inc.	166,942
		271,110

Shares or Principal Amount		Value
Gas - Distribution - 1.1%
2,473	Atmos Energy Corp.	$69,021
3,250	Piedmont Natural Gas Company, Inc.	78,975
		147,996
Human Resources - 1.5%
20,767	Spherion Corp.*	189,395
Internet Applications Software - 4.0%
13,816	Interwoven, Inc.*	118,541
24,812	Stellent, Inc.	236,955
4,706	WebEx, Inc.*	167,251
		522,747
Internet Infrastructure Software - 0.5%
1,186	F5 Networks, Inc.*	63,427
Investment Management and Advisory Services - 2.2%
6,323	National Financial Partners Corp.	280,172
Machinery - General Industrial - 2.5%
13,559	Applied Industrial Technologies, Inc.	329,619
Medical - Drugs - 1.7%
26,275	Ligand Pharmaceuticals, Inc. - Class B*	222,024
Medical Instruments - 2.4%
7,785	CONMED Corp.*	161,150
4,991	Datascope Corp.	153,922
		315,072
Medical Labs and Testing Services - 2.0%
4,208	Covance, Inc.*	257,614
Multi-Line Insurance - 1.7%
5,232	American Financial Group, Inc.	224,453
Non-Ferrous Metals - 1.8%
4,084	RTI International Metals, Inc.*	228,051
Office Furnishings - Original - 1.4%
4,120	HNI Corp.	186,842
Oil - Field Services - 2.6%
11,015	TETRA Technologies, Inc.*	333,644
Oil and Gas Drilling - 1.0%
2,535	Atwood Oceanics, Inc.*	125,736
Oil Companies - Exploration and Production - 5.8%
987	Complete Production Services, Inc.*	23,333
3,800	Forest Oil Corp.*	126,008
1,888	Houston Exploration Co.*	115,527
6,566	Mariner Energy, Inc.*	120,617
3,976	Plains Exploration & Production Co.*	161,187
4,921	St. Mary Land & Exploration Co.	198,070
		744,742
Printing - Commercial - 1.6%
14,751	Bowne & Company, Inc.	210,939
REIT - Health Care - 0.8%
4,405	Nationwide Health Properties, Inc.	99,157
REIT - Office Property - 4.3%
1,410	Alexandria Real Estate Equities, Inc.	125,039
2,410	Kilroy Realty Corp.	174,123
2,388	SL Green Realty Corp.	261,414
		560,576
REIT - Regional Malls - 1.6%
5,135	Taubman Centers, Inc.	210,022

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Small Company Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
REIT - Shopping Centers - 2.3%
6,225	Acadia Realty Trust	$147,221
2,079	Pan Pacific Retail Properties, Inc.	144,220
		291,441
REIT - Warehouse and Industrial - 1.4%
6,097	First Potomac Realty Trust	181,630
Rental Auto/Equipment - 1.7%
7,500	H&E Equipment Services, Inc.*	220,875
Research and Development - 0.9%
3,376	Pharmaceutical Product Development, Inc.	118,565
Retail - Apparel and Shoe - 1.0%
8,289	Bebe Stores, Inc.	127,816
Retail - Bookstore - 1.1%
3,812	Barnes & Noble, Inc.	139,138
Savings/Loan/Thrifts - 3.8%
5,135	First Defiance Financial Corp.	135,307
3,496	FirstFed Financial Corp.*	201,615
5,135	Provident Financial Holdings, Inc.	154,050
		490,972
Telecommunication Equipment - 1.0%
9,848	Arris Group, Inc.*	129,206
Telephone - Integrated - 1.0%
5,028	Golden Telecom, Inc.	127,460
Water - 1.3%
4,750	American States Water Co.	169,338
Wire and Cable Products - 1.6%
6,207	Belden CDT, Inc.	205,141
Total Common Stock (cost $10,885,385)		12,469,509
Repurchase Agreement - 3.8%
$500,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $500,222 collateralized by $567,190 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $510,001 (cost $500,000)	500,000
Total Investments (total cost $11,385,385) – 100.2%		12,969,509
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(31,681)
Net Assets – 100%		$12,937,828

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$188,440	1.4%
Cayman Islands	61,819	0.5%
United States††	12,719,250	98.1%
Total	$12,969,509	100.0%

††Includes Short-Term Securities (94.2% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Small Company Value Portfolio
Assets:
Investments at cost	$11,385
Investments at value	$12,970
Cash	79
Receivables:
Investments sold	749
Portfolio shares sold	192
Dividends	18
Interest	–
Due from adviser	22
Other assets	–
Total Assets	14,030
Liabilities:
Payables:
Investments purchased	1,054
Portfolio shares repurchased	–
Advisory fees	7
Transfer agent fees and expenses	–
Distribution fees - Service Shares	3
Administrative services fees - Service Shares	1
Non-interested Trustees' fees and expenses	2
Accrued expenses	25
Total Liabilities	1,092
Net Assets	$12,938
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$11,383
Undistributed net investment income/(loss)*	(14)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(15)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,584
Total Net Assets	$12,938
Net Assets - Service Shares	$12,938
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	719
Net Asset Value Per Share	$18.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Small Company Value Portfolio
Investment Income:
Interest	$10
Dividends	71
Total Investment Income	81
Expenses:
Advisory fees	41
Transfer agent expenses	2
Custodian fees	7
Professional fees	12
Non-interested Trustees' fees and expenses	1
Distribution fees - Service Shares	14
Administrative services fees - Service Shares	6
Legal fees	5
Printing expenses	15
Proxy expenses	12
System fees	16
Other expenses	3
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	134
Expense and Fee Offset	–
Net Expenses	134
Less: Excess Expense Reimbursement	(39)
Net Expenses after Expense Reimbursement	95
Net Investment Income/(Loss)	(14)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	128
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	716
Net Gain/(Loss) on Investments	844
Net Increase/(Decrease) in Net Assets Resulting from Operations	$830

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(14)	$(13)
Net realized gain/(loss) from investment and foreign currency transactions	128	(142)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	716	311
Net Increase/(Decrease) in Net Assets Resulting from Operations	830	156
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain from investment transactions*
Service Shares	–	(1)
Net Decrease from Dividends and Distributions	–	(1)
Capital Share Transactions:
Shares sold
Service Shares	4,573	7,097
Reinvested dividends and distributions
Service Shares	–	1
Shares repurchased
Service Shares	(1,478)	(995)
Net Increase/(Decrease) from Capital Share Transactions	3,095	6,103
Net Increase/(Decrease) in Net Assets	3,925	6,258
Net Assets:
Beginning of period	9,013	2,755
End of period	$12,938	$9,013
Undistributed net investment income/(loss)*	$(14)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Financial Highlights - Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Small Company Value Portfolio
and through each fiscal year or period ended December 31	2006	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$16.45	$15.90	$14.20	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	– (2)	.01	.02	– (2)
Net gain/(loss) on securities (both realized and unrealized)	1.57	.55	2.51	4.26	(.08)
Total from Investment Operations	1.55	.55	2.52	4.28	(.08)
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–	–
Distributions (from capital gains)*	–	– (3)	(.80)	–	–
Total Distributions	–	–	(.82)	–	–
Net Asset Value, End of Period	$18.00	$16.45	$15.90	$14.20	$9.92
Total Return**	9.42%	3.49%	18.16%	43.15%	(0.80)%
Net Assets, End of Period (in thousands)	$12,938	$9,013	$2,755	$1,626	$496
Average Net Assets for the Period (in thousands)	$11,306	$5,120	$2,062	$856	$–
Ratio of Gross Expenses to Average Net Assets***(4)	1.69%	1.69%	1.60%	1.60%	N/A
Ratio of Net Expenses to Average Net Assets***(4)	1.69%	1.69%	1.59%	1.60%	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	(0.25)%	(0.05)%	0.14%	N/A
Portfolio Turnover Rate***	48%	53%	43%	50%	0%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Portfolio commenced operations on December 31, 2002 (inception date).

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Russell 2000® Value Index	Is an unmanaged index which measures the performance of those Russell 2000® Index companies with lower price-to-book and price-to-earnings ratios. It is a generally recognized indicator to measure overall small company value-stock performance.

REIT	Real Estate Investment Trust

*  Non-income-producing security.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Small Company Value Portfolio
Polytec Asset Holdings, Ltd.	5/5/06	$62,260	$61,819	0.5%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2006. The issuer incurs all registration costs.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series June 30, 2006 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Small Company Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management, LLC ("Janus Capital") invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the

14 Janus Aspen Series June 30, 2006

value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.74%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services may receive from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $13 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to

16 Janus Aspen Series June 30, 2006

the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $48,090 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Small Company Value Portfolio	$11,407,942	$1,891,620	$(330,053)	$1,561,567

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2013	Accumulated Capital Losses
Janus Aspen Small Company Value Portfolio	$(71,285)	$(71,285)

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2006 (unaudited) and each fiscal year or period ended December 31	Services Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002(2)
Janus Aspen Small Company Value Portfolio	2.38%	2.79%	4.49%	12.61%	N/A

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Portfolio commenced operations on December 31, 2002 (inception date).

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited) and the fiscal year ended December 31, 2005	Janus Aspen Small Company Value Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares - Service Shares:
Shares sold	253	438
Reinvested dividends and distributions	–	–
Shares repurchased	(82)	(63)
Net Increase/(Decrease) in Portfolio Shares	171	375
Shares Outstanding, Beginning of Period	548	173
Shares Outstanding, End of Period	719	548

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Small Company Value Portfolio	$5,720,698	$2,610,489	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five

18 Janus Aspen Series June 30, 2006

complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that, taking into account steps taken to address a small portion of

20 Janus Aspen Series June 30, 2006

the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited) (continued)

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

22 Janus Aspen Series June 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-720 07-06

2006 Semiannual Report

Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	22

Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentaries

The management commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2006 1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Jason Yee

portfolio manager

Portfolio Snapshot

Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Performance Overview

For the six months ended June 30, 2006, Janus Aspen Worldwide Growth Portfolio's Institutional Shares, Service Shares, and Service II Shares, returned 1.17%, 1.07% and 1.07%, respectively, underperforming the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which gained 6.06% for the same period.

The world's equity markets proved quite volatile during the period despite generally healthy economic growth. The U.S. and European economies sustained economic expansions, Japanese business fundamentals improved and emerging markets such as China and India continued to experience growth despite a decline in May and June. Nonetheless, these trends fueled escalating prices, especially in the energy and commodity markets. Indeed, the price of crude oil soared past $70 per barrel and showed no signs of significant easing.

As broader inflationary concerns mounted, central banks worldwide continued to tighten credit conditions. The U.S. Federal Reserve raised overnight rates by 100 basis points between New Year's Day and the end of June, while the European Central Bank increased its key lending rate by 50 basis points during the same period. Meanwhile, long-term interest rates moved modestly higher, tempered by fears that the short-term rate hikes would lead to an economic slowdown.

The current market environment continues to be characterized by momentum swings and driven primarily by a handful of sectors and geographies. Investors seem once again to be chasing where performance is today rather than investing where performance potentially will be tomorrow. As Warren Buffett recently remarked, "What the wise man does in the beginning, fools do in the end. With any asset class that has a big move, first the fundamentals attract speculation then the speculation becomes dominant." Two areas that were especially popular until early May – when they sustained significant falls – were emerging markets and commodity stocks. Given that the Portfolio held limited exposure to both areas due to our assessment that the risk/reward profiles were unattractive, the Portfolio's shares did not suffer as much as some during the slump. While this positioning may pressure our performance in the short-term, we believe that the investments available in other areas of the market will prove to be more attractive over the next few years.

Online Retailers, Technology and Insurance Companies Diminished Returns

Online retail stocks comprised the weakest overall sector for the Portfolio during the period, due in part to poor performance from online travel provider Expedia. Expedia posted poorer-than-anticipated quarterly results, hindered in part by its investments in technology infrastructure. Such negative earnings revisions are greatly penalized in this momentum-oriented market, where there is little tolerance for disappointment. However, we see a company enduring some short-term challenges but making the right decisions and investments to build upon its leading market position, as well as to tap nascent opportunities in international and corporate markets. As such, we remain significantly invested in Expedia.

Amazon.com also declined on concerns that upfront spending increases could jeopardize its near-term profitability. Nonetheless, the company continues to be a leader in online retailing and is improving its services and website features to further enhance its customer experience. We believe the business model remains intact, and at these price levels, does not reflect its long term growth prospects.

Technology stocks also weighed on the Portfolio's results, as personal computer manufacturer Dell performed poorly in the quarter. Recent market share gains by competitors and pressures on margins fueled worries about the sustainability of Dell's business model and growth rates. Certainly, it is clear that the company is facing some near-term strategic and execution issues, but much of this has already been reflected in the stock price. We remain confident that, over time, Dell's direct distribution model and cost advantage will allow it to gain global market share in its relevant product categories. The company is expanding its reach beyond personal computers to flat-screen televisions, storage devices and other consumer and business electronics areas where there is still room for substantial growth. Dell is one of the top holdings in the portfolio today and we are pleased to take advantage of lower prices to own what we believe to be a superb franchise and management team.

2 Janus Aspen Series June 30, 2006

(unaudited)

Our stake in United Kingdom-based insurer Willis Group Holdings also hindered performance. The world's third-largest insurance brokerage firm, Willis lost ground as it worked to recover from a tough 2005, in which the U.S. hurricane season wreaked havoc on claims levels and a settlement with New York Attorney General Eliot Spitzer restricted previously beneficial business practices. More recently, Willis' cost control efforts appear to be working, and it also continued to win new business.

Contributors Included Pay-TV, Media and Financial Services Stocks

While the Portfolio's consumer discretionary performance was disappointing overall, select media companies within the group performed quite well. We have long held a substantial position in media companies, as compared to the benchmark. Many of the media assets we own are characterized by stable cash flows, solid franchises and brand names, strong market positions, and low valuations. Stable companies such as British Sky Broadcasting (BSkyB) and Disney are priced like average businesses, despite the fact that their competitive positions and growth prospects are far above average. In fact, during the volatile month of May, the media sector and these two stocks in particular were strong performers as investors fled to safer, high quality assets. We continue to believe these positions offer a very favorable risk/reward profile.

BSkyB is the dominant pay-TV service provider in the United Kingdom. It also produces content through its Sky Sports and Sky News outlets. Worries over a potential loss of licensing for the English Premier League – the UK's top soccer league – and competitive pressures dissipated somewhat during the quarter. On the soccer front, the company purchased two-thirds of the available broadcasting rights to the English Premier League and held onto the prime games and time slots. From a competitive perspective, its pending launch of residential broadband services, resulting from its recent acquisition of Easynet, should facilitate the bundling of retail communication services. We continue to believe that BSkyB is an attractive investment holding and that the market will increasingly reward its strong competitive position and solid cash flows over the coming years.

Walt Disney is a well known and stable group of media and entertainment assets. The company, under leadership of Bob Iger, is embracing new forms of distribution and experimenting with innovative new business models to better position themselves for the changing media landscape. The market has apparently started to appreciate this transition from "old" media to "new" media. However, the majority of the value in the company still resides in "old" but unique and irreplaceable assets such as the Disney theme parks and the ESPN franchise. Despite recent stock price appreciation, we believe the market is still undervaluing the competitive advantage and subsequent earnings power of the company, and we continued to hold the stock.

Financial services powerhouse JP Morgan Chase was another strong contributor that provided an opportunity to book profits. In April, the company reported a 35% year-over-year increase in its net income, fueled by improving fee-based revenues and investment-banking returns. In June, the company closed the books on a first half which saw its stock and bond underwriting business jump to the second largest on Wall Street – from No. 4 – with $130.6 billion worth of transactions.

Market Outlook

Looking ahead, we may be at the beginning of a market transition, moving away from riskier assets. While risk certainly was repriced during the second-quarter downturn, risk spreads remain at historically narrow levels. Against this backdrop, we believe there will be more of an appreciation for high-quality assets in the coming periods, which is where the Portfolio is positioned as of the end of the period. We have always strived to position the Portfolio in what we believe are the most attractive places to invest in the future, as opposed to the natural human tendency to chase what is performing today. While energy and commodities remain popular topics on CNBC and at cocktail parties, we believe that a more attractive risk/reward profile can be found elsewhere, particularly in these high-quality businesses. Meanwhile, by simply focusing on companies with strong fundamentals, solid cash flows, and attractive valuations, we are confident the Portfolio is well-positioned for whatever the future may bring.

Thank you for your continued investment in Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series June 30, 2006 3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Janus Aspen Worldwide Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
British Sky Broadcasting Group PLC Pay television broadcasting service provider - United Kingdom	1.40%
Walt Disney Co. Entertainment company - U.S.	0.70%
Millea Holdings, Inc. Property and casualty insurance holding company - Japan	0.45%
Esprit Holdings, Ltd. Distributor/Wholesaler - Bermuda	0.44%
Companhia Vale do Rio Doce (ADR) Iron ore producer/seller - Brazil	0.43%

5 Largest Detractors from Performance – Holdings

Contribution
Expedia, Inc. Online travel services provider - U.S.	(1.18)%
Dell, Inc. Online travel services provider - U.S.	(0.74)%
Willis Group Holdings, Ltd. Insurance brokerage and risk management consulting services provider - U.S.	(0.74)%
eBay, Inc. Online marketplace - U.S.	(0.50)%
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.47)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Media	2.32%	12.68%	2.97%
Materials	0.60%	5.64%	5.85%
Diversified Financials	0.53%	10.21%	6.83%
Energy	0.34%	1.60%	9.48%
Telecommunication Services	0.25%	2.40%	4.16%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Primary Benchmark Weighting
Retailing	(1.10)%	13.55%	2.68%
Software & Services	(0.81)%	2.80%	3.68%
Healthcare Equipment & Services	(0.74)%	3.58%	2.88%
Technology Hardware & Equipment	(0.48)%	6.29%	5.44%
Insurance	(0.22)%	12.33%	4.76%

4 Janus Aspen Series June 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2006
British Sky Broadcasting Group PLC Television	5.9%
Willis Group Holdings, Ltd. Insurance Brokers	4.6%
Dell, Inc. Computers	4.2%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	4.0%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	3.8%

Asset Allocation – (% of Net Assets)

As of June 30, 2006

Emerging markets comprised 4.9% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of June 30, 2006	As of December 31, 2005

Janus Aspen Series June 30, 2006 5

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	1.17%	10.36%		(1.45%)		6.53%		10.26%
Janus Aspen Worldwide Growth Portfolio - Service Shares	1.07%	10.08%		(1.69%)		6.24%		9.97%
Janus Aspen Worldwide Growth Portfolio - Service II Shares	1.07%	10.09%		(1.69%)		6.24%		9.97%
Morgan Stanley Capital International World IndexSM	6.06%	16.93%		5.72%		6.93%		7.98%
Lipper Quartile	N/A	4	th	4	th	4	th	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Global Funds	N/A**	83/85		52/53		16/19		4/10

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

For the period from July 1, 2006 through January 31, 2007, Janus Capital has contractually agreed to waive its right to receive a portion of the management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

There is no assurance that the investment process will consistently lead to successful investing.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

** The fiscal year-to-date Lipper ranking for the Portfolio's Institutional Shares is not available.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,011.70	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26
Expense Example - Service Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,010.70	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51
Expense Example - Service II Shares	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06-6/30/06)*
Actual	$1,000.00	$1,010.70	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*Expenses are equal to the annualized expense ratio of 0.65% for Institutional Shares, 0.90% for Service Shares and 0.90% for Service II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 Janus Aspen Series June 30, 2006

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Common Stock - 97.9%
Advertising Services - 1.6%
1,756,999	WPP Group PLC	$21,265,156
Agricultural Chemicals - 3.2%
271,995	Potash Corporation of Saskatchewan Inc. (U.S. Shares)	23,383,410
148,867	Syngenta A.G.*	19,787,238
		43,170,648
Apparel Manufacturers - 1.7%
2,873,175	Burberry Group PLC	22,846,409
Audio and Video Products - 0.9%
284,602	Sony Corp.	12,558,896
Automotive - Cars and Light Trucks - 3.2%
369,894	BMW A.G.	18,470,334
155,800	Hyundai Motor Company, Ltd.	13,235,816
1,047,966	Nissan Motor Company, Ltd.	11,446,675
		43,152,825
Broadcast Services and Programming - 1.7%
800,685	Liberty Global, Inc. - Class A*	17,214,727
266,845	Liberty Global, Inc. - Class C*,#	5,489,002
		22,703,729
Building - Residential and Commercial - 2.3%
201,295	Centex Corp.#	10,125,138
220,715	Lennar Corp.#	9,793,125
348,930	Pulte Homes, Inc.#	10,045,695
		29,963,958
Casino Hotels - 0.9%
175,635	Harrah's Entertainment, Inc.	12,501,699
Cellular Telecommunications - 2.3%
90,500	Hikari Tsushin, Inc.	4,887,190
11,860,092	Vodafone Group PLC	25,276,468
		30,163,658
Chemicals - Diversified - 1.4%
339,800	Shin-Etsu Chemical Company, Ltd.	18,468,682
Commercial Banks - 0.4%
540,763	ICICI Bank, Ltd.	5,730,631
Computers - 4.2%
2,291,490	Dell, Inc.*	55,935,271
Computers - Memory Devices - 0.5%
547,335	EMC Corp.*	6,004,265
Distribution/Wholesale - 3.7%
5,149,500	Esprit Holdings, Ltd.	42,037,817
3,820,800	Li & Fung, Ltd.	7,723,956
		49,761,773
Diversified Minerals - 0.5%
272,986	Companhia Vale do Rio Doce (ADR)	6,562,583
Diversified Operations - 5.9%
719,000	Hutchison Whampoa, Ltd.	6,563,885
216,155	Louis Vuitton Moet Hennessy S.A.#	21,454,316
1,852,005	Tyco International, Ltd. (U.S. Shares)	50,930,138
		78,948,339
E-Commerce/Products - 2.2%
761,403	Amazon.com, Inc.*,#	29,451,068

Shares or Principal Amount		Value
E-Commerce/Services - 6.4%
584,160	eBay, Inc.*	$17,110,046
1,679,085	Expedia, Inc.*,#	25,135,903
1,623,325	IAC/InterActiveCorp*,#	43,001,880
		85,247,829
Electronic Components - Miscellaneous - 3.4%
1,469,019	Koninklijke (Royal) Philips Electronics N.V.	45,902,733
Electronic Components - Semiconductors - 0.9%
19,210	Samsung Electronics Company, Ltd.	12,209,360
Enterprise Software/Services - 0.6%
391,650	CA, Inc.	8,048,408
Entertainment Software - 0.4%
511,865	Activision, Inc.*	5,825,024
Finance - Consumer Loans - 1.9%
223,840	Acom Company, Ltd.	12,146,508
227,000	Promise Company, Ltd.	13,151,084
		25,297,592
Finance - Investment Bankers/Brokers - 8.1%
461,459	Citigroup, Inc.	22,260,783
1,274,148	JP Morgan Chase & Co.	53,514,217
1,081,000	Mitsubishi UFJ Securities Company, Ltd.	13,942,293
173,349	UBS A.G.#	19,000,258
		108,717,551
Finance - Mortgage Loan Banker - 1.2%
130,185	Fannie Mae	6,261,899
368,441	Housing Development Finance Corporation, Ltd.	9,121,395
		15,383,294
Health Care Cost Containment - 0.5%
140,400	McKesson Corp.	6,638,112
Insurance Brokers - 4.6%
1,926,162	Willis Group Holdings, Ltd.#	61,829,800
Internet Security - 0.4%
367,410	Symantec Corp.*,#	5,709,551
Investment Companies - 0.2%
139,101	RHJ International*	2,949,867
Medical - Drugs - 2.1%
208,540	Merck & Company, Inc.	7,597,112
323,725	Pfizer, Inc.	7,597,826
78,847	Roche Holding A.G.#	13,034,214
		28,229,152
Medical - HMO - 1.8%
152,785	Aetna, Inc.	6,100,705
121,440	Coventry Health Care, Inc.*	6,671,914
244,040	UnitedHealth Group, Inc.	10,928,111
		23,700,730
Medical - Hospitals - 0.6%
424,180	Health Management Associates, Inc. - Class A#	8,360,588
Multimedia - 2.6%
1,136,520	Walt Disney Co.#	34,095,600
Networking Products - 2.8%
1,918,960	Cisco Systems, Inc.*	37,477,289
Oil Refining and Marketing - 1.4%
808,403	Reliance Industries, Ltd.	18,609,599

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2006 7

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2006

Shares or Principal Amount		Value
Property and Casualty Insurance - 3.0%
2,128	Millea Holdings, Inc.	$39,607,130
Real Estate Management/Services - 0.8%
490,000	Mitsubishi Estate Company, Ltd.	10,404,579
Real Estate Operating/Development - 0.5%
2,345,000	CapitaLand, Ltd.	6,666,772
Reinsurance - 2.5%
10,949	Berkshire Hathaway, Inc. - Class B*,#	33,317,807
Retail - Apparel and Shoe - 1.6%
495,905	Industria de Diseno Textil S.A.	20,918,802
Schools - 0.5%
135,445	Apollo Group, Inc. - Class A*,#	6,998,443
Semiconductor Equipment - 1.0%
646,650	ASML Holding N.V.*	13,101,232
Soap and Cleaning Preparations - 1.2%
426,302	Reckitt Benckiser PLC	15,924,146
Telephone - Integrated - 0.8%
537,480	Sprint Nextel Corp.	10,744,225
Television - 5.9%
7,464,314	British Sky Broadcasting Group PLC	79,160,901
Tobacco - 0.3%
50,180	Altria Group, Inc.	3,684,717
Transportation - Services - 1.3%
207,710	United Parcel Service, Inc. - Class B	17,100,764
Web Portals/Internet Service Providers - 2.0%
809,990	Yahoo!, Inc.*	26,729,670
Total Common Stock (cost $1,187,098,815)		1,307,780,857
Other Securities - 6.0%
79,812,334	State Street Navigator Securities Lending Prime Portfolio† (cost $79,812,334)	79,812,334
Repurchase Agreement - 1.9%
$24,800,000	HSBC Securities (USA), Inc., 5.32% dated 6/30/06, maturing 7/3/06 to be repurchased at $24,810,995 collateralized by $28,132,622 in U.S. Government Agencies 0% - 7.927%, 5/15/13 - 6/25/36 with a value of $25,296,060 (cost $24,800,000)	24,800,000
Total Investments (total cost $1,291,711,149) – 105.8%		1,412,393,191
Liabilities, net of Cash, Receivables and Other Assets – (5.8)%		(77,506,124)
Net Assets – 100%		$1,334,887,067

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$2,949,867	0.2%
Bermuda	162,521,711	11.5%
Brazil	6,562,583	0.5%
Canada	23,383,410	1.6%
France	21,454,316	1.5%
Germany	18,470,334	1.3%
Hong Kong	6,563,885	0.4%
India	33,461,625	2.4%
Japan	136,613,037	9.7%
Netherlands	59,003,965	4.2%
Singapore	6,666,772	0.5%
South Korea	25,445,176	1.8%
Spain	20,918,802	1.5%
Switzerland	51,821,710	3.7%
United Kingdom	164,473,080	11.6%
United States††	672,082,918	47.6%
Total	$1,412,393,191	100.0%

††Includes Short-Term Securities and Other Securities (40.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Worldwide Growth Portfolio
Assets:
Investments at cost(1)	$1,291,711
Investments at value(1)	$1,412,393
Cash	922
Cash denominated in foreign currency (cost $1,239)	1,240
Receivables:
Portfolio shares sold	63
Dividends	2,286
Interest	13
Other assets	2
Total Assets	1,416,919
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	79,812
Investments purchased	210
Portfolio shares repurchased	1,220
Advisory fees	676
Transfer agent fees and expenses	1
Distribution fees - Service Shares	38
Distribution fees - Service II Shares	–
Non-interested Trustees' fees and expenses	12
Accrued expenses	63
Total Liabilities	82,032
Net Assets	$1,334,887
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$3,050,849
Undistributed net investment income/(loss)*	3,354
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,840,012)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	120,696
Total Net Assets	$1,334,887
Net Assets - Institutional Shares	$1,149,428
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	41,106
Net Asset Value Per Share	$27.96
Net Assets - Service Shares	$185,449
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,680
Net Asset Value Per Share	$27.76
Net Assets - Service II Shares	$10
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	368
Net Asset Value Per Share	$27.85

*  See Note 3 in Notes to Financial Statements.

**  Shares Outstanding - Service II Shares are not in thousands.

(1)  Investments at cost and value include $77,032,269 of securities loaned for Janus Aspen Worldwide Growth Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 9

Statement of Operations

For the six-month period ended June 30, 2006 (unaudited) (all numbers in thousands)	Janus Aspen Worldwide Growth Portfolio
Investment Income:
Interest	$1,197
Securities lending income	111
Dividends	19,682
Dividends from Affiliates	61
Foreign tax withheld	(584)
Total Investment Income	20,467
Expenses:
Advisory fees	4,733
Transfer agent expenses	4
Registration fees	16
Custodian fees	79
Professional fees	15
Non-interested Trustees' fees and expenses	27
Distribution fees - Service Shares	247
Distribution fees - Service II Shares	–
Proxy fees	149
Other expenses	129
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	5,399
Expense and Fee Offset	(16)
Net Expenses	5,383
Net Investment Income/(Loss)	15,084
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	119,567
Net realized gain/(loss) from foreign currency transactions	(545)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(111,598)
Net Gain/(Loss) on Investments	7,424
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,508

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2006

Statements of Changes in Net Assets

For the six-month period ended June 30, 2006 (unaudited) and for the fiscal year ended December 31, 2005	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$15,084	$25,829
Net realized gain/(loss) from investment and foreign currency transactions	119,022	154,810
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(111,598)	(115,615)
Payment from affiliate (Note 2)	–	336
Net Increase/(Decrease) in Net Assets Resulting from Operations	22,508	65,360
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(13,272)	(20,780)
Service Shares	(1,953)	(2,398)
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(15,225)	(23,178)
Capital Share Transactions:
Shares sold
Institutional Shares	15,459	25,535
Service Shares	7,829	24,258
Service II Shares	–	–
Redemption fees
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	13,272	20,780
Service Shares	1,953	2,398
Service II Shares	–	–
Shares repurchased(1)
Institutional Shares	(350,161)	(1,108,982)
Service Shares	(26,440)	(68,409)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(338,088)	(1,104,420)
Net Increase/(Decrease) in Net Assets	(330,805)	(1,062,238)
Net Assets:
Beginning of period	1,665,692	2,727,930
End of period	$1,334,887	$1,665,692
Undistributed net investment income/(loss)*	$3,354	$3,495

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Worldwide Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $640,063,769 on the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31	2006	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$27.96	$26.78		$25.82		$21.05	$28.54	$36.98
Income from Investment Operations:
Net investment income/(loss)	.35	.44		.28		.23	.23	.24
Net gain/(loss) on securities (both realized and unrealized)	(.02)	1.11		.94		4.79	(7.50)	(8.53)
Total from Investment Operations	.33	1.55		1.22		5.02	(7.27)	(8.29)
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.37)		(.26)		(.25)	(.22)	(.15)
Distributions (from capital gains)*	–	–		–		–	–	–
Tax return of capital*	–	–		–		– (1)	–	–
Payment from affiliate	–	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.33)	(.37)		(.26)		(.25)	(.22)	(.15)
Net Asset Value, End of Period	$27.96	$27.96		$26.78		$25.82	$21.05	$28.54
Total Return**	1.17%	5.87	%(3)	4.78	%(4)	23.99%	(25.50)%	(22.44)%
Net Assets, End of Period (in thousands)	$1,149,428	$1,464,300		$2,491,921		$3,743,762	$3,722,823	$5,707,728
Average Net Assets for the Period (in thousands)	$1,392,134	$1,767,226		$3,232,578		$3,672,695	$4,703,406	$6,387,010
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.65%	0.61%		0.66%		0.71%	0.70%	0.69%
Ratio of Net Expenses to Average Net Assets***(6)	0.65%	0.61%		0.66%		0.71%	0.70%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.95%	1.33%		0.99%		1.08%	0.88%	0.78%
Portfolio Turnover Rate***	60%	41%		120%		126%	73%	82%

Service Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31	2006	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$27.76	$26.62		$25.70		$20.95	$28.38	$36.77
Income from Investment Operations:
Net investment income/(loss)	.24	.29		.17		.17	.14	.17
Net gain/(loss) on securities (both realized and unrealized)	.06	1.18		.99		4.77	(7.43)	(8.48)
Total from Investment Operations	.30	1.47		1.16		4.94	(7.29)	(8.31)
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.33)		(.24)		(.19)	(.14)	(.08)
Distributions (from capital gains)*	–	–		–		–	–	–
Tax return of capital*	–	–		–		– (1)	–	–
Payment from affiliate	–	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.30)	(.33)		(.24)		(.19)	(.14)	(.08)
Net Asset Value, End of Period	$27.76	$27.76		$26.62		$25.70	$20.95	$28.38
Total Return**	1.07%	5.57	%(3)	4.53	%(4)	23.68%	(25.71)%	(22.62)%
Net Assets, End of Period (in thousands)	$185,449	$201,382		$235,999		$236,991	$192,629	$171,392
Average Net Assets for the Period (in thousands)	$199,017	$206,310		$232,280		$207,451	$188,639	$119,429
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.90%	0.86%		0.91%		0.96%	0.95%	0.94%
Ratio of Net Expenses to Average Net Assets***(6)	0.90%	0.86%		0.91%		0.96%	0.95%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.67%	1.11%		0.74%		0.80%	0.64%	0.47%
Portfolio Turnover Rate***	60%	41%		120%		126%	73%	82%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  See "Explanation of Charts, Tables and Financial Statements".

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2006

Service II Shares

For a share outstanding during the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$27.85	$26.70		$25.79	$21.02	$28.49
Income from Investment Operations:
Net investment income/(loss)	.24	.30		.17	.17	.15
Net gain/(loss) on securities (both realized and unrealized)	.06	1.19		.98	4.79	(7.47)
Total from Investment Operations	.30	1.49		1.15	4.96	(7.32)
Distributions and Other:
Dividends (from net investment income)*	(.30)	(.34)		(.24)	(.19)	(.15)
Distributions (from capital gains)*	–	–		–	–	–
Tax return of capital*	–	–		–	– (1)	–
Redemption fees	–	–		–	–	–
Payment from affiliate	–	–	(2)	–	–	–
Total Distributions and Other	(.30)	(.34)		(.24)	(.19)	(.15)
Net Asset Value, End of Period	$27.85	$27.85		$26.70	$25.79	$21.02
Total Return**	1.07%	5.63	%(3)	4.50%	23.70%	(25.71)%
Net Assets, End of Period (in thousands)	$10	$10		$10	$9	$7
Average Net Assets for the Period (in thousands)	$10	$10		$9	$8	$9
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.90%	0.86%		0.91%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets***(5)	0.90%	0.85%		0.91%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.65%	1.12%		0.74%	0.80%	0.64%
Portfolio Turnover Rate***	60%	41%		120%	126%	73%

*  See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanation of Charts, Tables and Financial Statements".

See Notes to Financial Statements.

Janus Aspen Series June 30, 2006 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio - Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt

Janus Aspen Series June 30, 2006 15

Notes to Financial Statements (unaudited) (continued)

to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 under the 1940 Act relating to money market funds.

As of June 30, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2006
Janus Aspen Worldwide Growth Portfolio	$77,032,269

As of June 30, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2006
Janus Aspen Worldwide Growth Portfolio	$79,812,334

As of June 30, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2006, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end.

16 Janus Aspen Series June 30, 2006

Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the

Janus Aspen Series June 30, 2006 17

Notes to Financial Statements (unaudited) (continued)

securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Effective February 1, 2006, the investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if the Portfolio's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, is less than benchmark performance for that period.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $1,401 was paid by the Portfolio. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2006.

A 2.00% redemption fee may be imposed on shares of the Portfolio held for three months or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the six-month period ended June 30, 2006.

For the six-month period ended June 30, 2006, Janus Capital assumed $5,946 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on

18 Janus Aspen Series June 30, 2006

July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Other funds managed by Janus Capital may invest in the Money Market Funds. During the six-month period ended June 30, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/06
Janus Institutional Cash Reserves Fund Janus Aspen Worldwide Growth Portfolio	$75,000,000	$75,000,000	$60,836	$–

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2005, the Portfolio incurred "Post-October" losses of $85,329 during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2006 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$1,300,128,561	$184,619,206	$(72,354,576)	$112,264,630

Net capital loss carryovers as of December 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2005

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Worldwide Growth Portfolio	$(713,327,121)	$(989,588,014)	$(253,061,503)	$(1,955,976,638)

During the fiscal year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Worldwide Growth Portfolio	$130,718,754

Janus Aspen Series June 30, 2006 19

Notes to Financial Statements (unaudited) (continued)

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2006 (unaudited)	Janus Aspen Worldwide Growth
and the fiscal year ended December 31, 2005	Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares:
Shares sold	539	959
Reinvested dividends and distributions	477	779
Shares repurchased	(12,288)	(42,416)
Net Increase/(Decrease) in Portfolio Shares	(11,272)	(40,678)
Shares Outstanding, Beginning of Period	52,378	93,056
Shares Outstanding, End of Period	41,106	52,378
Transactions in Portfolio Shares – Service Shares:
Shares sold	275	921
Reinvested dividends and distributions	71	90
Shares repurchased	(919)	(2,624)
Net Increase/(Decrease) in Portfolio Shares	(573)	(1,613)
Shares Outstanding, Beginning of Period	7,253	8,866
Shares Outstanding, End of Period	6,680	7,253
Transactions in Portfolio Shares – Service II Shares(1):
Shares sold	–	–
Reinvested dividends and distributions	4	4
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	4	4
Shares Outstanding, Beginning of Period	364	360
Shares Outstanding, End of Period	368	364

(1)  Transaction in Portfolio Shares - Service II Shares are not in thousands.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Worldwide Growth Portfolio	$450,147,112	$698,945,262	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on

20 Janus Aspen Series June 30, 2006

behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2006 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-eight percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Mid Cap Value Portfolio, INTECH Risk-Managed Core Portfolio and Worldwide Growth Portfolio, whose advisory agreements had been approved recently by the Trustees and Fund's shareholders), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Core Portfolio whose subadvisory agreement had been approved recently by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements,: that,

22 Janus Aspen Series June 30, 2006

taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreements for Aspen Worldwide Growth Portfolio to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and

Janus Aspen Series June 30, 2006 23

Additional Information (unaudited) (continued)

any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidance then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

Performance Based Advisory Fee Proposal – For Worldwide Growth Portfolio

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based on the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on December 29, 2005.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with JCM to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent

24 Janus Aspen Series June 30, 2006

fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the performance adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by JCM and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for JCM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the performance adjustment.

As described above, the performance adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any performance adjustment, and that, once implemented, the performance adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the performance adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Amendments to Advisory Agreements to conform to prevailing industry practice.

Janus Aspen Series June 30, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

26 Janus Aspen Series June 30, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2006 27

Notes

28 Janus Aspen Series June 30, 2006

Notes

Janus Aspen Series June 30, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (07/06)

C-0706-294  109-24-703 07-06

Item 2 -	Code of Ethics
Not applicable to semi-annual reports;

Item 3 -	Audit Committee Financial Expert
Not applicable to semi-annual reports;

Item 4 -	Principal Accountant Fees and Services
Not applicable to semi-annual reports;

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -	Controls and Procedures

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits

	(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date: August 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,  this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date: August 25, 2006

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)

Date: August 25, 2006